UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


     CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-05201

                           Thornburg Investment Trust

               (Exact name of registrant as specified in charter)



                119 East Marcy Street, Santa Fe, New Mexico 87501

               (Address of principal executive offices) (Zip code)



          Garrett Thornburg 119 East Marcy Street, Santa Fe, New Mexico 87501

                     (Name and address of agent for service)


Registrant's telephone number, including area code: 505-984-0200


Date of fiscal year end:   September 30, 2003


Date of reporting period:  September 30, 2003



Item 1. Reports to Stockholders


The following annual reports are attached hereto, in order:

         Thornburg Limited Term Income Funds
         Thornburg Limited Term Income Funds Class I
         Thornburg New Mexico Intermediate Municipal Fund
         Thornburg Intermediate Municipal Fund
         Thornburg Intermediate Municipal Fund Class I
         Thornburg Value Fund
         Thornburg Value Fund Class I
         Thornburg Florida Intermediate Municipal Fund
         Thornburg International Value Fund
         Thornburg International Value Fund Class I
         Thornburg Core Growth Fund
         Thornburg Investment Income Builder Fund

Thornburg Limited Term Income Funds

Annual Report
September 30, 2003

Thornburg Limited Term Income Funds ALL DATA AS OF 9/30/03.

         FUND FACTS:       Thornburg Limited Term U.S. Government Fund*
                                           A Shares   B Shares   C Shares  R-1 Shares

Annualized Distribution Rate (at NAV)        2.77%      2.51%      2.51%     3.52%

SEC Yield ...........................        2.15%      1.91%      1.89%     2.00%

NAV .................................   $   13.23  $   13.22  $   13.31 $   13.23

Maximum Offering Price ..............   $   13.43  $   13.22  $   13.31 $   13.23

         TOTAL RETURNS: .  (Annual Average - After Subtracting Maximum Sales Charge)
One Year                                     1.76%      N/A        2.46%     N/A

Three Years .........................        7.43%      N/A        7.57%     N/A

Five Years ..........................        5.63%      N/A        5.57%     N/A

Ten Years ...........................        5.62%      N/A         N/A       N/A

Since Inception .....................        6.82%     (1.40)%     6.11%     0.19%

Inception Date ......................     11/16/1987  11/1/2002  9/1/1994  7/1/2003


         FUND FACTS:            Thornburg Limited Term Income Fund
                                          A Shares    C Shares  R-1 Shares

Annualized Distribution Rate (at NAV)        3.74%     3.49%     3.99%

SEC Yield ...........................        2.51%     2.31%     2.30%

NAV .................................   $   12.99 $   12.97 $   12.99

Maximum Offering Price ..............   $   13.19 $   12.97 $   12.99

TOTAL RETURNS: ........  (Annual Average - After Subtracting Maximum Sales Charge)
One Year                                     3.98%     4.70%     N/A

Three Years .........................        7.64%     7.78%     N/A

Five Years ..........................        5.97%     5.89%     N/A

Ten Years ...........................        6.08%     N/A       N/A

Since Inception .....................        6.37%    6.43%     0.48%

Inception Date ......................     10/1/1992  9/1/1994  7/1/2003

The investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Funds' Class A Shares is 1.50%.

The data quoted represent past performance and may not be construed as a guarantee of future results.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period.

The distribution rate is calculated by taking the sum of the month's total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending NAV to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the fund's NAV and current distributions.

Shares are not guaranteed by the U.S. Government.

Letter to shareholders

October 13, 2003

Dear Fellow Shareholder,

I am pleased to present the Annual Report for the Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund for the year ended September 30, 2003. The net asset value of an A share of the Thornburg Limited Term Income Fund ended the year at $12.99. If you were invested for the entire period, you received dividends of 50.6 cents per share. If you reinvested your dividends, you received 51.6 cents per share. Investors who owned C shares received 46.2 and 46.9 cents per share, respectively. The net asset value of an A share of the Thornburg Limited Term U.S. Government Fund ended the year at $13.23. If you were invested for the entire period, you received dividends of
46.8 cents per share. If you reinvested your dividends, you received 47.6 cents per share. Investors who owned C shares received 42.8 and 43.5 cents per share, respectively. Please read the accompanying exhibits for more detailed information and history.

Some market economists are calling this the "job loss recovery" as the US economy has shed over one million jobs since the end of the recession in 2001. At the same time, GDP has averaged 2% annual growth over this time period. While the GDP growth is not anything to write home about, it is growth. This growth has come about primarily from consumer spending, which is up 3% on an annual basis. The U.S. consumer has kept spending up mostly through savings from refinancing mortgages. But this refinancing wave is most likely over. U.S. corporations have hardly contributed to GDP growth, as they have spent the last few years cutting costs by closing sites, firing employees, and lowering capital expenditures. While this has led to improved profitability at lower revenues, this has been thin gruel to those who are unemployed or underemployed. Unless new jobs are created, consumer spending will probably slow. Falling imports can make for a larger GDP number, but do not add to future growth. US corporations must pick up their capital expenditures and add employees for GDP to grow at or above trend.

The yield curve has steepened over the last year as short-term rates have dropped while interest rates on bonds due in five years or more have moved up slightly. The Fed has stated that, with inflation not a serious concern, they shall wait to raise interest rates until it is clear that the U.S. economy has above-trend growth. All this means that short-term rates are probably going to stay low for some time. Many people have avoided buying bonds for fear that interest rates will head higher. They might be leaving a lot of extra interest income on the table. The yield curve is quite steep (the 10-year Treasury note yields 247 basis points more than the two-year Treasury note, as of September
30) and there is quite a pick up in yield by buying short/intermediate bonds rather than staying in cash.

Regardless of the direction of interest rates, we believe your funds are well positioned. The Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund are laddered portfolios of short to intermediate bonds. We do not speculate on the direction of interest rates. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some of the bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short to intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio; they can provide stability to the underlying principal, they can provide income for the portfolio, and, over the years, they have provided an attractive return versus money market instruments. Please review the charts at the back of this report, which show the return on an investment in the Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund versus the average of taxable money market funds.

Thank you for investing in our funds. We believe the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short to intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned, and we will maintain a steady course.


Steven J. Bohlin
Portfolio Manager

Statements of assets and liabilities

September 30, 2003

                                                                       Limited Term U.S.     Limited Term
                                                                        Government Fund       Income Fund
ASSETS
Investments at value (cost $238,122,625 and $284,795,832 respectively) .   $ 245,150,083    $ 296,631,537
Cash ...................................................................       2,175,281          988,525
Receivable for investments sold ........................................       2,000,000          478,627
Principal receivable ...................................................         100,128                0
Receivable for fund shares sold ........................................         348,691        1,672,653
Interest receivable ....................................................       2,400,135        3,495,677
Prepaid expenses and other assets ......................................          32,635           31,701
                  Total Assets .........................................     252,206,953      303,298,720

LIABILITIES
Payable for securities purchased .......................................       2,000,000        3,458,195
Payable for fund shares redeemed .......................................         620,953          474,593
Accounts payable and accrued expenses ..................................         166,767          146,360
Payable to investment advisor (Note 3) .................................          88,947          102,424
Dividends payable ......................................................         130,313          220,572
                  Total Liabilities ....................................       3,006,980        4,402,144
NET ASSETS .............................................................   $ 249,199,973    $ 298,896,576

NET ASSETS CONSIST OF:
         Undistributed (distribution in excess of) net investment income   $      83,335    $       5,946
         Net unrealized appreciation (depreciation) ....................       7,027,458       11,836,975
         Accumulated net realized (gain) loss ..........................      (3,217,833)      (1,683,076)
         Net capital paid in on shares of beneficial interest ..........     245,307,013      288,736,731
                                                                           $ 249,199,973    $ 298,896,576
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($176,875,586 and $184,497,130 applicable to 13,373,297 and 14,200,703
         shares of beneficial interest outstanding - Note 4) ...............   $   13.23     $   12.99

Maximum sales charge, 1.50% of offering price ..............................        0.20          0.20
Maximum Offering Price Per Share ...........................................   $   13.43     $   13.19

Class B Shares:
Net asset value and offering price per share*
         ($3,072,596 applicable to 232,337 shares of beneficial
         interest outstanding - Note 4) ....................................   $   13.22     $       0

Class C Shares:
Net asset value and offering price per share * ($56,166,467 and $54,926,477 applicable to 4,220,665 and 4,234,338 shares of
         beneficial interest outstanding - Note 4) .........................   $   13.31     $   12.97

Class I Shares:
Net asset value, offering and redemption price per share ($13,085,249 and
         $59,472,894 applicable to 989,485 and 4,577,496 shares
         of beneficial interest outstanding - Note 4) ......................   $   13.22     $   12.99

Class R-1 Shares:
Net asset value, offering and redemption price per share ($75 and $75 applicable to 6 and 6 shares
         of beneficial interest outstanding - Note 4) ......................   $   13.23     $   12.99

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges. See notes to financial statements.


Statements of operations

Thornburg Limited Term Income Funds

Year Ended September 30, 2003

                                                                Limited Term U.S.   Limited Term
INVESTMENT INCOME:                                               Government Fund    Income Fund
Interest income (net of premium amortized
of $1,611,234 and $1,092,070, respectively)                   $       10,186,107   $  11,550,369

EXPENSES:
Investment advisory fees (Note 3) ...............................        864,982       1,178,688
Administration fees (Note 3)
         Class A Shares .........................................        218,658         178,356
         Class B Shares .........................................          2,157
         Class C Shares .........................................         54,946          52,861
         Class I Shares .........................................          5,026          25,382
Distribution and service fees (Note 3)
         Class A Shares .........................................        367,252         256,848
         Class B Shares .........................................         17,254
         Class C Shares .........................................        439,572         422,891
Transfer agent fees
         Class A Shares .........................................        167,714         145,027
         Class B Shares .........................................         15,901
         Class C Shares .........................................         60,119          60,101
         Class I Shares .........................................         18,631          30,213
         Class R-1 Shares .......................................          2,002           2,002
Registration and filing fees ....................................
         Class A Shares                                                   15,222          11,686
         Class B Shares .........................................         13,360
         Class C Shares .........................................          9,026           8,905
         Class I Shares .........................................          9,932           9,648
         Class R-1 Shares .......................................          3,918           3,918
Custodian fees (Note 3) .........................................        115,312         149,334
Professional fees ...............................................         45,546          68,245
Accounting fees .................................................         10,374          17,960
Trustee fees ....................................................          5,298           5,238
Other expenses ..................................................         64,844          62,875

                  Total Expenses ................................      2,527,046       2,690,178
Less:
         Expenses reimbursed by investment advisor (Note 3) .....        (58,706)       (147,162)
         Distribution and service fees waived (Note 3) ..........       (228,413)       (211,445)
         Fees paid indirectly (Note 3) ..........................        (36,837)         (3,999)

                  Net Expenses ..................................      2,203,090       2,327,572

                  Net Investment Income .........................   $  7,983,017    $  9,222,797

                                                                  Limited Term U.S.   Limited Term
                                                                   Government Fund     Income Fund

REALIZED AND UNREALIZED GAIN (LOSS) Net Realized Gain (loss) on:
         Investments ............................................   $  4,695,491    $  1,068,074
         Foreign currency transactions ..........................              0           7,131

                                                                       4,695,491       1,075,205

Net change in unrealized appreciation (depreciation) on:
         Investments ............................................     (5,709,054)      2,952,369
         Foreign currency translation ...........................              0           1,755

                                                                      (5,709,054)      2,954,124

                  Net Realized and Unrealized
                     Gain (Loss) on Investments .................     (1,013,563)      4,029,329

                  Net Increase (Decrease) in Net Assets Resulting
                     from Operations ............................   $  6,969,454    $ 13,252,126

See notes to financial statements ...............................


Statements of changes in net assets

Thornburg Limited Term U.S. Government Fund

                                                                            Year Ended          Year Ended
                                                                         September 30, 2003   September 30, 2002
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income .................................                    $   7,983,017    $   6,276,998
Net realized gain (loss) on investments sold ..........                        4,695,491          (45,823)
Increase (Decrease) in unrealized appreciation ........                       (5,709,054)       6,659,263

                  Net Increase (Decrease) in Net Assets
                     Resulting from Operations ........                        6,969,454       12,890,438

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ...............................                       (6,174,157)      (5,307,301)
         Class B Shares ...............................                          (50,597)               0
         Class C Shares ...............................                       (1,378,892)        (738,851)
         Class I Shares ...............................                         (379,370)        (230,846)
         Class R-1 Shares .............................                               (1)               0

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares ...............................                       21,836,105       45,137,805
         Class B Shares ...............................                        3,080,205                0
         Class C Shares ...............................                       25,756,540       16,875,559
         Class I Shares ...............................                        6,129,775        2,740,106
         Class R-1 Shares .............................                               76                0

                  Net Increase (Decrease) in Net Assets                       55,789,138       71,366,910

NET ASSETS:
         Beginning of year ............................                      193,410,835      122,043,925

         End of year ..................................                    $ 249,199,973    $ 193,410,835

See notes to financial statements.


Statements of changes in net assets

Thornburg Limited Term Income Fund

                                                                             Year Ended         Year Ended
                                                                        September 30, 2003   September 30, 2002
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income ...................................................   $   9,222,797    $   6,161,024
Net realized gain (loss) on investments and foreign currency transactions       1,075,205
                                                                                                (1,194,478)
Increase (Decrease) in unrealized appreciation
         of investments and foreign currency translation ................       2,954,124        4,980,417

                  Net Increase (Decrease) in Net Assets
                     Resulting from Operations ..........................      13,252,126        9,946,963

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares .................................................      (5,571,809)      (3,809,143)
         Class C Shares .................................................      (1,505,535)        (901,134)
         Class I Shares .................................................      (2,145,452)      (1,450,747)
         Class R-1 Shares ...............................................              (1)               0

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares .................................................      77,437,936       46,400,735
         Class C Shares .................................................      23,908,108       14,339,460
         Class I Shares .................................................      19,271,605       14,170,007
         Class R-1 Shares ...............................................              76                0

                  Net Increase (Decrease) in Net Assets .................     124,647,054       78,696,141

NET ASSETS:
         Beginning of year ..............................................     174,249,522       95,553,381

         End of year ....................................................   $ 298,896,576    $ 174,249,522


See notes to financial statements.

Notes to financial statements

Thornburg Limited Term Income Funds

September 30, 2003

NOTE 1 - ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the "Government Fund") and Thornburg Limited Term Income Fund (the "Income Fund"), hereafter referred to collectively as the "Funds", are diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Funds: Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds' objectives are to obtain as high a level of current income as is consistent with the preservation of capital.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R-1) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R-1) shares. Each class of shares of a fund represents an interest in the same portfolio of investments of that fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R-1 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, each fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to service and distribution fees, administrative fees and certain registration and transfer agent expenses.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Funds utilize an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Funds to comply with the provisions of the Internal Revenue code applicable to "regulated investment companies" and to distribute all of their taxable income, including any net realized gain on investments to its shareholders. Therefore no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time a fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining each fund's net asset value. When effecting such transactions, assets of the Funds of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Funds' records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Income Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3- INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2003, these fees were payable at annual rates ranging from ..375 of 1% to .275 of 1% of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% of the average daily net assets of the Income Fund depending on each fund's asset size. The Funds also have an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each fund's shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to Class A, Class B, Class C, and Class R-1 shares, and up to .05 of 1% of the average daily net assets attributable to Class I shares. For the year ended September 30, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $25,229, $9,538, $18,019, and $5,920 for the Class B, C, I, and R-1 shares, respectively, of the Government Fund and $69,643, $35,730, $35,869, and $5,920 for the Class A, C, I, and R-1 shares, respectively, of the Income Fund.

The Funds have underwriting agreements with Thornburg Securities Corporation (the "Distributor"), which acts as the distributor of each fund's shares. For the year ended September 30, 2003, the Distributor has advised the Funds that it earned net commissions aggregating $4,694 and $246 from the sales of Class A shares of the Government Fund and Income Fund, respectively, and collected contingent deferred sales charges aggregating $16,456 and $14,111 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to the Class A, Class B, Class C, and Class R-1 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of each fund's shares. The Funds have also adopted distribution plans pursuant to Rule 12b-1, applicable to each fund's Class B, Class C, and Class R-1 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R-1 shares of the Funds at an annual rate of up to .75 of 1% of the average daily net assets attributable to these classes. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2003 are set forth in the statement of operations. Distribution fees of $8,627 for Class B shares of the Government Fund were waived. Distribution fees of $219,786 and $211,445 respectively for Class C shares of the Government Fund and Income Fund were waived.

The Funds have an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by each fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.
For the year ended September 30, 2003, the fees paid indirectly were $36,837 and $3,999 for the Government Fund and Income Fund respectively.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.


NOTE 4- SHARES OF BENEFICIAL INTEREST
At September 30, 2003 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

                                                                    Year Ended                     Year Ended
                                                               September 30, 2003              September 30, 2002
                                                               Shares        Amount           Shares         Amount
Class A Shares
Shares sold ...........................................      7,033,728    $ 93,088,730       5,830,978    $ 74,915,518
Shares issued to shareholders in ......................        352,071       4,651,838         308,530       3,936,572
   reinvestment of dividends
Shares repurchased ....................................     (5,757,412)    (75,904,463)     (2,644,186)    (33,714,285)
Net Increase (Decrease) ...............................      1,628,387    $ 21,836,105       3,495,322    $ 45,137,805

Class B Shares*
Shares sold ...........................................        265,526    $  3,519,557            --      $       --
Shares issued to shareholders in ......................          2,704          35,753            --              --
   reinvestment of dividends
Shares repurchased ....................................        (35,893)       (475,105)           --              --
Net Increase (Decrease) ...............................        232,337    $  3,080,205            --      $       --

Class C Shares
Shares sold ...........................................      2,733,738    $ 36,415,998       1,809,321    $ 23,357,218
Shares issued to shareholders in ......................         83,795       1,113,966          49,185         632,519
   reinvestment of dividends
Shares repurchased ....................................       (887,516)    (11,773,424)       (556,607)     (7,114,178)
Net Increase (Decrease) ...............................      1,930,017    $ 25,756,540       1,301,899    $ 16,875,559

*Effective date of Class B shares was November 1, 2002
                                                                      Year Ended                    Year Ended
                                                                September 30, 2003              September 30, 2002
                                                                Shares        Amount           Shares          Amount
Class I Shares
Shares sold ...........................................        808,309    $ 10,671,009         405,851    $  5,212,897
Shares issued to shareholders in ......................         24,410         322,502          15,459         197,119
   reinvestment of dividends
Shares repurchased ....................................       (367,766)     (4,863,736)       (209,432)     (2,669,910)
Net Increase (Decrease) ...............................        464,953    $  6,129,775         211,878    $  2,740,106

Class R-1 Shares*
Shares sold ...........................................              6    $         75            --      $       --
Shares issued to shareholders in ......................              0               1            --              --
   reinvestment of dividends
Shares repurchased ....................................              0            --              --              --
Net Increase (Decrease) ...............................              6    $         76            --      $       --

                                                                      Year Ended                     Year Ended
                                                                 September 30, 2003               September 30, 2002
                                                                Shares        Amount          Shares          Amount
Class A Shares
Shares sold ...........................................      7,033,728    $ 93,088,730       5,830,978    $ 74,915,518
Shares issued to shareholders in ......................        352,071       4,651,838         308,530       3,936,572
   reinvestment of dividends
Shares repurchased ....................................     (5,757,412)    (75,904,463)     (2,644,186)    (33,714,285)
Net Increase (Decrease) ...............................      1,628,387    $ 21,836,105       3,495,322    $ 45,137,805

Class B Shares*
Shares sold ...........................................        265,526    $  3,519,557            --      $       --
Shares issued to shareholders in ......................          2,704          35,753            --              --
   reinvestment of dividends
Shares repurchased ....................................        (35,893)       (475,105)           --              --
Net Increase (Decrease) ...............................        232,337    $  3,080,205            --      $       --

Class C Shares
Shares sold ...........................................      2,733,738    $ 36,415,998       1,809,321    $ 23,357,218
Shares issued to shareholders in ......................         83,795       1,113,966          49,185         632,519
   reinvestment of dividends
Shares repurchased ....................................       (887,516)    (11,773,424)       (556,607)     (7,114,178)
Net Increase (Decrease) ...............................      1,930,017    $ 25,756,540       1,301,899    $ 16,875,559

*Effective date of Class B shares was November 1, 2002
                                                                      Year Ended                     Year Ended
                                                                September 30, 2003               September 30, 2002
                                                               Shares         Amount           Shares          Amount
Class I Shares
Shares sold ...........................................        808,309    $ 10,671,009         405,851    $  5,212,897
Shares issued to shareholders in ......................         24,410         322,502          15,459         197,119
   reinvestment of dividends
Shares repurchased ....................................       (367,766)     (4,863,736)       (209,432)     (2,669,910)
Net Increase (Decrease) ...............................        464,953    $  6,129,775         211,878    $  2,740,106

Class R-1 Shares*
Shares sold ...........................................              6    $         75            --      $       --
Shares issued to shareholders in ......................              0               1            --              --
   reinvestment of dividends
Shares repurchased ....................................              0            --              --              --
Net Increase (Decrease) ...............................              6    $         76            --      $       --




INCOME FUND

                                                                   Year Ended                        Year Ended
                                                               September 30, 2003                September 30, 2002

                                                               Shares         Amount             Shares         Amount
Class A Shares
Shares sold ..........................................       8,212,612    $ 105,632,467        4,883,164    $  60,723,116
Shares issued to shareholders in .....................         317,279        4,076,963          216,337        2,686,604
   reinvestment of dividends
Shares repurchased ...................................      (2,518,725)     (32,271,494)      (1,375,041)     (17,008,985)
Net Increase (Decrease) ..............................       6,011,166    $  77,437,936        3,724,460    $  46,400,735

Class C Shares
Shares sold ..........................................       2,753,770    $  35,318,563        1,608,495    $  19,981,690
Shares issued to shareholders in .....................          83,893        1,076,023           57,332          707,055
   reinvestment of dividends
Shares repurchased ...................................        (973,489)     (12,486,478)        (510,378)      (6,349,285)
Net Increase (Decrease) ..............................       1,864,174    $  23,908,108        1,155,449    $  14,339,460

Class I Shares
Shares sold ..........................................       2,435,755    $  31,247,349        1,845,923    $  22,978,197
Shares issued to shareholders in .....................         150,329        1,931,913           96,298        1,197,933
   reinvestment of dividends
Shares repurchased ...................................      (1,080,571)     (13,907,657)        (806,185)     (10,006,123)
Net Increase (Decrease) ..............................       1,505,513    $  19,271,605        1,136,036    $  14,170,007

Class R-1 Shares*
Shares sold ..........................................               6    $          75             --      $        --
Shares issued to shareholders in .....................            --                  1             --               --
   reinvestment of dividends
Shares repurchased ...................................            --               --               --               --
Net Increase (Decrease) ..............................               6    $          76             --      $        --

* Effective date of Class R-1 Shares was July 1, 2003

NOTE 5 - SECURITIES TRANSACTIONS
For the year ended September 30, 2003, portfolio purchase and sale transactions (excluding short-term securities) were $143,743,069 and $77,220,696 for the Government Fund and $166,153,784 and $41,699,436 for the Income Fund, respectively.

NOTE 6 - INCOME TAXES
At September 30, 2003, information on the tax components of capital is as follows:
                                  Government         Income
                                     Fund             Fund
Cost of investments
   for tax purpose ...........   $ 238,122,625    $ 284,968,923

Gross tax unrealized
   appreciation ..............   $   8,607,808       13,951,669
Gross tax unrealized
   depreciation ..............      (1,580,350)      (2,289,055)
Net tax unrealized
   appreciation (depreciation)
   on investments $ ..........       7,027,458    $  11,662,614
Distributable earnings-
   ordinary income ...........   $      83,335    $     179,037


At September 30, 2003, the Government Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows: Capital loss carryovers expiring in:
         2004     $        2,026,055
         2008                 17,646
         2009              1,160,521
         2010                 13,611
                  $        3,217,833

At September 30, 2003, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:
Capital loss carryovers expiring in:
         2004     $          225,978
         2008                497,824
         2009                650,941
         2010                308,333
                  $        1,683,076

The Government Fund utilized $4,568,542 and the Income Fund utilized $98,558 of loss carry forwards during the year ended September 30, 2003. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

During the year ended September 30, 2003, $78,173 and $489,157 of capital loss carryforwards from prior years expired for the Government Fund and Income Fund respectively. These amounts were reclassed to paid-in capital.

For tax purposes, distributions for the years ended September 30, 2003 and September 30, 2002, were paid from ordinary income.

For the Income Fund, net investment income differs for financial statement and tax purposes due to differing treatments of defaulted securities.

Financial highlights

Thornburg Limited Term U.S. Government Fund

                                                                                      Year Ended September 30,

                                                                       2003           2002        2001        2000        1999
Class A Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $        13.27  $        12.77  $   12.03  $   12.06  $       12.66

Income from investment operations:
    Net investment income ..................................             0.47            0.58       0.67       0.68           0.66
    Net realized and unrealized
      gain (loss) on investments ...........................            (0.04)           0.50       0.74      (0.03)         (0.60)

Total from investment operations ...........................             0.43            1.08       1.41       0.65           0.06
Less dividends from:
    Net investment income ..................................            (0.47)          (0.58)     (0.67)     (0.68)         (0.66)

Change in net asset value ..................................            (0.04)           0.50       0.74      (0.03)         (0.60)

Net asset value, end of year ...............................   $        13.23  $        13.27  $   12.77  $   12.03  $       12.06

Total return (a) ...........................................             3.29%           8.75%     12.02%      5.58%          0.48%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ..................................             3.53%           4.53%      5.39%      5.69%          5.33%
    Expenses, after expense reductions .....................             0.92%           0.93%      0.99%      0.98%          0.95%
    Expenses, after expense reductions
      and net of custody credits ...........................             0.90%           0.92%       --          --           --
    Expenses, before expense reductions ....................             0.92%           0.93%      0.99%      0.99%          0.95%

Portfolio turnover rate ....................................            35.06%           4.34%     15.23%     19.66%         19.39%

Net assets at end of year (000) ...........................     $      176,876 $       155,864  $ 105,348 $   87,616  $    113,215

(a) Sales loads are not reflected in computing total return

                                                               Period Ended
                                                               September 30,
                                                                   2003(c)
Class B Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period .....................   $      13.12

Income from investment operations
    Net investment income ................................           0.37
    Net realized and unrealized
      gain (loss) on investments .........................           0.10

Total from investment operations 0.47 Less dividends from:
    Net investment income ................................          (0.37)

Change in net asset value ................................           0.10

Net asset value, end of period ...........................   $      13.22

Total return (a) .........................................           3.60%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ................................           2.93% (b)
    Expenses, after expense reductions ...................           1.35% (b)
    Expenses, after expense reductions
      and net of custody credits .........................           1.33% (b)
    Expenses, before expense reductions ..................           3.32% (b)

Portfolio turnover rate ..................................          35.06%

Net assets at end of period (000) ........................    $     3,073

(a) Not annualized for periods less than one year.
(b) Annualized.
(c) Effective date of Class B Shares was November 1, 2002.

                                                                                  Year Ended September 30,
                                                                2003          2002           2001           2000          1999
Class C Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $       13.35  $       12.85  $       12.10  $      12.12  $      12.71

Income from investment operations:
    Net investment income ............................            0.43           0.54           0.62          0.63          0.60
    Net realized and unrealized
      gain (loss) on investments .....................           (0.04)          0.50           0.75         (0.02)        (0.59)

Total from investment operations .....................            0.39           1.04           1.37          0.61          0.01
Less dividends from:
    Net investment income ............................           (0.43)         (0.54)         (0.62)        (0.63)        (0.60)

Change in net asset value ............................           (0.04)          0.50           0.75         (0.02)        (0.59)

Net asset value, end of year .........................   $       13.31  $       13.35  $       12.85  $      12.10  $      12.12

Total return .........................................            2.96%          8.33%         11.60%         5.23%         0.13%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ............................            3.14%          4.13%          4.89%         5.26%         4.88%
    Expenses, after expense reductions ...............            1.24%          1.28%          1.41%         1.40%         1.40%
    Expenses, after expense reductions
      and net of custody credits .....................            1.22%          1.27%           --            --            --
    Expenses, before expense reductions ..............            1.76%          1.78%          2.01%         2.11%         1.98%

Portfolio turnover rate ..............................           35.06%          4.34%         15.23%        19.66%        19.39%

Net assets at end of year (000) .....................   $       56,166  $       30,587  $      12,704  $      5,098  $      7,516


                                                                                      Year Ended September 30,
                                                                2003           2002           2001          2000          1999
Class I Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $       13.27  $       12.77  $       12.03  $      12.05  $      12.65

Income from investment operations:
    Net investment income ............................            0.51           0.62           0.72          0.72          0.70
    Net realized and unrealized
      gain (loss) on investments .....................           (0.05)          0.50           0.74         (0.02)        (0.60)

Total from investment operations .....................            0.46           1.12           1.46          0.70          0.10
Less dividends from:
    Net investment income ............................           (0.51)         (0.62)         (0.72)        (0.72)        (0.70)

Change in net asset value ............................           (0.05)          0.50           0.74         (0.02)        (0.60)

Net asset value, end of year .........................   $       13.22  $       13.27  $       12.77  $      12.03  $      12.05

Total return .........................................            3.51%          9.11%         12.45%         6.07%         0.82%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ............................            3.77%          4.86%          5.79%         6.06%         5.69%
    Expenses, after expense reductions ...............            0.64%          0.61%          0.61%         0.60%         0.60%
    Expenses, after expense reductions
      and net of custody credits .....................            0.62%          0.60%           --            --            --
    Expenses, before expense reductions ..............            0.82%          1.04%          1.21%         1.08%         1.06%

Portfolio turnover rate ..............................           35.06%          4.34%         15.23%        19.66%        19.39%

Net assets at end of year (000) .....................    $       13,085  $      6,960   $      3,992   $      3,819  $      5,612


                                                               Period Ended
                                                               September 30,
                                                                  2003(c)
Class R-1 Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period .....................   $       13.38

Income from investment operations:
    Net investment income ................................            0.17
    Net realized and unrealized
      gain (loss) on investments .........................           (0.15)

Total from investment operations 0.02 Less dividends from:
    Net investment income ................................           (0.17)

Change in net asset value ................................           (0.15)

Net asset value, end of period ...........................   $       13.23

Total return (a) .........................................            0.19%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ................................            5.07% (b)
    Expenses, after expense reductions ...................            1.15% (b)
    Expenses, after expense reductions
      and net of custody credits .........................            1.15% (b)
    Expenses, before expense reductions ..................       41,652.81% (b)*

Portfolio turnover rate ..................................           35.06%

Net assets at end of period (000) ........................   $         --   (d)

(a) Not annualized for periods less than one year.
(b) Annualized.
(c) Effective date of Class R-1 Shares was July 1, 2003.
(d) Net assets at end of year were less than $1,000.
    Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

Thornburg Limited Term Income Fund

                                                                                           Year Ended September 30,

                                                            2003             2002           2001            2000          1999
Class A Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ................. $        12.79  $        12.55  $       11.89  $       11.93  $       12.50

Income from investment operations:
    Net investment income ..........................           0.51            0.61           0.73           0.73           0.69
    Net realized and unrealized
      gain (loss) on investments ...................           0.20            0.24           0.66          (0.04)         (0.57)

Total from investment operations ...................           0.71            0.85           1.39           0.69           0.12
Less dividends from:
    Net investment income ..........................          (0.51)          (0.61)         (0.73)         (0.73)         (0.64)
    Return of Capital ..............................            --              --             --             --           (0.05)

Change in net asset value ..........................           0.20            0.24           0.66          (0.04)         (0.57)

Net asset value, end of year ....................... $        12.99  $        12.79  $       12.55  $       11.89  $       11.93

Total return (a) ...................................           5.56%           7.05%         12.05%          6.05%          1.02%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ...........................          3.91%           4.88%          5.94%          6.21%          5.68%
    Expenses, after expense reductions ..............          0.99%           0.99%          1.00%          0.99%          0.99%
    Expenses, after expense reductions
      and net of custody credits ....................          0.99%           0.99%           --             --             --
    Expenses, before expense reductions .............          1.04%           1.10%          1.16%          1.21%          1.19%

Portfolio turnover rate .............................         18.86%          21.63%         20.54%         59.46%         48.50%

Net assets at end of year (000) .....................  $     184,497   $     104,710  $     56,036  $      31,520   $      41,050

(a) Sales loads are not reflected in computing total return


                                                                           Year Ended September 30,
                                                           2003            2002           2001           2000           1999
Class C Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $        12.77  $        12.53  $       11.87  $       11.91  $       12.47

Income from investment operations:
    Net investment income .......................             0.46            0.56           0.68           0.68           0.64
    Net realized and unrealized
      gain (loss) on investments ................             0.20            0.24           0.66          (0.04)         (0.56)

Total from investment operations ................             0.66            0.80           1.34           0.64           0.08
Less dividends from:
    Net investment income .......................            (0.46)          (0.56)         (0.68)         (0.68)         (0.59)
    Return of Capital ...........................              --              --             --             --           (0.05)

Change in net asset value .......................             0.20            0.24           0.66          (0.04)         (0.56)

Net asset value, end of year ....................   $        12.97  $        12.77  $       12.53  $       11.87  $       11.91

Total return ....................................             5.20%           6.63%         11.61%          5.62%          0.68%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income .......................             3.56%           4.45%          5.52%          5.81%          5.28%
    Expenses, after expense reductions ..........             1.33%           1.39%          1.41%          1.40%          1.40%
    Expenses, after expense reductions
      and net of custody credits ................             1.33%           1.39%           --             --             --
    Expenses, before expense reductions .........             1.92%           1.93%          2.13%          2.26%          2.22%

Portfolio turnover rate .........................            18.86%          21.63%         20.54%         59.46%         48.50%

Net assets at end of year (000) .................   $       54,926  $        30,258 $       15,219  $       7,272  $       7,528


                                                                                  Year Ended September 30,
                                                               2003            2002           2001           2000           1999
Class I Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ................ $        12.79  $        12.55  $       11.90  $       11.93  $       12.50

Income from investment operations:
    Net investment income .........................           0.55            0.65           0.77           0.77           0.73
    Net realized and unrealized
      gain (loss) on investments ..................           0.20            0.24           0.65          (0.03)         (0.57)

Total from investment operations ..................           0.75            0.89           1.42           0.74           0.16
Less dividends from:
    Net investment income .........................          (0.55)          (0.65)         (0.77)         (0.77)         (0.68)
    Return of Capital .............................            --              --             --             --           (0.05)

Change in net asset value .........................           0.20            0.24           0.65          (0.03)         (0.57)

Net asset value, end of year ...................... $        12.99  $        12.79  $       12.55  $       11.90  $       11.93

Total return ......................................           5.89%           7.38%         12.29%          6.46%          1.32%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income .......................           4.23%           5.19%          6.24%          6.54%          5.99%
    Expenses, after expense reductions ..........           0.69%           0.69%          0.70%          0.69%          0.69%
    Expenses, after expense reductions
      and net of custody credits ................           0.69%           0.69%           --             --             --
    Expenses, before expense reductions .........           0.76%           0.78%          0.89%          1.00%          1.01%

Portfolio turnover rate .........................          18.86%          21.63%         20.54%         59.46%         48.50%

Net assets at end of year (000) ................. $       59,473   $       39,281  $     24,298  $      12,094   $      9,928



                                                             Period Ended
                                                             September 30,
                                                                2003(c)
Class R-1 Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period .....................   $       13.10

Income from investment operations:
    Net investment income ................................            0.17
    Net realized and unrealized
      gain (loss) on investments .........................           (0.11)

Total from investment operations 0.06 Less dividends from:
    Net investment income ................................           (0.17)

Change in net asset value ................................           (0.11)

Net asset value, end of period ...........................   $       12.99

Total return (a) .........................................            0.48%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ................................            5.19% (b)
    Expenses, after expense reductions ...................            1.25% (b)
    Expenses, after expense reductions
      and net of custody credits .........................            1.25% (b)
    Expenses, before expense reductions ..................       41,534.94% (b)*

Portfolio turnover rate ..................................           18.86%

Net assets at end of period (000) ........................   $         --   (d)

(a) Not annualized for periods less than one year.
(b) Annualized.
(c) Effective date of Class R-1 Shares was July 1, 2003.
(d) Net assets at end of year were less than $1,000.
o Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

Schedule of investments

Thornburg Limited Term U.S. Government Fund

September 30, 2003

CUSIPS:  CLASS A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699,  CLASS R-1 - 885-215-491
NASDAQ SYMBOLS:  CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS R-1 - LTURX

Principal
Amount         Security Name                                                                                  Value


U.S. Government Agencies (47.40%)
$    900,000   Federal Agricultural Mortgage Corp., 5.86% due 3/3/2006 ..................................   $    985,193
   1,000,000   Federal Agricultural Mortgage Corp., 8.07% due 7/17/2006 .................................      1,161,241
     200,000   Federal Agricultural Mortgage Corp., 6.71% due 7/28/2014 .................................        238,969
   4,650,000   Federal Farm Credit Bank, 1.875% due 1/16/2007 ...........................................      4,595,860
     350,000   Federal Farm Credit Bank, 6.75% due 7/7/2009 .............................................        412,361
   1,900,000   Federal Farm Credit Bank Consolidated MTN, 5.875% due 7/28/2008 ..........................      2,137,998
   1,300,000   Federal Farm Credit Bank Consolidated MTN, 5.87% due 9/2/2008 ............................      1,463,783
     200,000   Federal Farm Credit Bank Consolidated MTN, 5.35% due 12/11/2008 ..........................        220,522
     300,000   Federal Farm Credit Bank Consolidated MTN, 5.80% due 3/19/2009 ...........................        337,279
     240,000   Federal Farm Credit Bank Consolidated MTN, 6.06% due 5/28/2013 ...........................        272,413
     265,000   Federal Home Loan Bank, 6.55% due 3/7/2005 ...............................................        284,079
     100,000   Federal Home Loan Bank, 6.345% due 11/1/2005 .............................................        109,679
     225,000   Federal Home Loan Bank, 5.24% due 12/7/2005 ..............................................        241,850
     100,000   Federal Home Loan Bank, 5.37% due 1/20/2006 ..............................................        108,018
   3,000,000   Federal Home Loan Bank, 2.25% due 5/15/2006 ..............................................      3,016,644
     100,000   Federal Home Loan Bank, 6.09% due 6/2/2006 ...............................................        110,512
     200,000   Federal Home Loan Bank, 7.76% due 11/21/2006 .............................................        233,066
   1,000,000   Federal Home Loan Bank, 6.37% due 9/26/2007 ..............................................      1,130,216
     475,000   Federal Home Loan Bank, 6.075% due 1/2/2008 ..............................................        533,449
     150,000   Federal Home Loan Bank, 7.00% due 2/15/2008 ..............................................        174,703
   2,050,000   Federal Home Loan Bank, 5.98% due 6/18/2008 ..............................................      2,310,721
     570,000   Federal Home Loan Bank, 5.015% due 10/8/2008 .............................................        617,898
     225,000   Federal Home Loan Bank, 5.53% due 11/24/2008 .............................................        249,659
   1,250,000   Federal Home Loan Bank, 5.48% due 1/8/2009 ...............................................      1,384,374
   1,465,000   Federal Home Loan Bank, 5.67% due 2/26/2009 ..............................................      1,635,626
   3,000,000   Federal Home Loan Bank, 5.70% due 3/3/2009 ...............................................      3,355,701
   3,000,000   Federal Home Loan Bank, 5.985% due 4/9/2009 ..............................................      3,399,495
     200,000   Federal Home Loan Bank, 5.79% due 4/27/2009 ..............................................        224,553
   2,000,000   Federal Home Loan Bank, 4.00% due 9/30/2010 ..............................................      2,000,000
      75,000   Federal Home Loan Mortgage Corp., 5.98% due 12/8/2005 ....................................         81,751
     300,000   Federal Home Loan Mortgage Corp., 6.80% due 3/19/2007 ....................................        344,683
     105,954   Federal Home Loan Mortgage Corp., Pool # 141016, 9.25% due 11/1/2016 .....................        116,302
     316,699   Federal Home Loan Mortgage Corp., Pool # 141412, 8.50% due 4/1/2017 ......................        346,329
      37,462   Federal Home Loan Mortgage Corp., Pool # 160043, 8.75% due 4/1/2008 ......................         40,247
      42,891   Federal Home Loan Mortgage Corp., Pool # 181730, 8.50% due 5/1/2008 ......................         46,160
         723   Federal Home Loan Mortgage Corp., Pool # 200075, 9.00% due 9/1/2004 ......................            743
      49,664   Federal Home Loan Mortgage Corp., Pool # 252986, 10.75% due 4/1/2010 .....................         54,904
      29,726   Federal Home Loan Mortgage Corp., Pool # 256764, 8.75% due 10/1/2014 .....................         31,935
      65,589   Federal Home Loan Mortgage Corp., Pool # 260486, 9.00% due 1/1/2010 ......................         71,347
     187,164   Federal Home Loan Mortgage Corp., Pool # 273822, 8.50% due 4/1/2009 ......................        200,256
      17,558   Federal Home Loan Mortgage Corp., Pool # 291880, 8.25% due 5/1/2017 ......................         19,132
      69,813   Federal Home Loan Mortgage Corp., Pool # 294817, 9.75% due 1/1/2017 ......................         78,075
      29,915   Federal Home Loan Mortgage Corp., Pool # 298107, 10.25% due 8/1/2017 .....................         33,686
     139,169   Federal Home Loan Mortgage Corp., Pool # 770297, 4.00% due 6/1/2018 ......................        141,777
     110,805   Federal Home Loan Mortgage Corp., Pool # C90041, 6.50% due 11/1/2013 .....................        116,537
      13,165   Federal Home Loan Mortgage Corp., Pool # D06907, 9.00% due 4/1/2017 ......................         14,002
      33,229   Federal Home Loan Mortgage Corp., Pool # D06908, 9.50% due 9/1/2017 ......................         36,536
     157,540   Federal Home Loan Mortgage Corp., Pool # D37120, 7.00% due 7/1/2023 ......................        167,068
     134,511   Federal Home Loan Mortgage Corp., Pool # E00170, 8.00% due 7/1/2007 ......................        142,277
      94,430   Federal Home Loan Mortgage Corp., Pool # E49074, 6.50% due 7/1/2008 ......................         99,712
     135,074   Federal Home Loan Mortgage Corp., Pool # E61778, 6.50% due 4/1/2008 ......................        141,549
      13,652   Federal Home Loan Mortgage Corp., Pool # E65962, 7.00% due 5/1/2008 ......................         14,134
     492,353   Federal Home Loan Mortgage Corp. CMO Series 2137 Class TM, 6.50% due 1/15/2028                    505,917
   4,500,000   Federal Home Loan Mortgage Corp. CMO Series 2603 Class TN, 4.00% due 10/15/2011 ..........      4,542,066
     391,000   Federal National Mortgage Association, 5.125% due 2/13/2004 ..............................        396,752
   1,425,000   Federal National Mortgage Association, 3.10% due 7/28/2006 ...............................      1,432,609
     175,440   Federal National Mortgage Association, Pool # 008307, 8.00% due 5/1/2008 .................        189,451
      46,339   Federal National Mortgage Association, Pool # 019535, 10.25% due 7/1/2008 ................         49,773
     204,094   Federal National Mortgage Association, Pool # 033356, 9.25% due 8/1/2016 .................        226,542
       9,388   Federal National Mortgage Association, Pool # 040526, 9.25% due 1/1/2017 .................         10,030
     142,236   Federal National Mortgage Association, Pool # 044003, 8.00% due 6/1/2017 .................        155,555
     131,028   Federal National Mortgage Association, Pool # 050811, 7.50% due 12/1/2012 ................        139,958
     190,190   Federal National Mortgage Association, Pool # 050832, 7.50% due 6/1/2013 .................        203,378
     139,888   Federal National Mortgage Association, Pool # 076388, 9.25% due 9/1/2018 .................        155,315
      58,765   Federal National Mortgage Association, Pool # 077725, 9.75% due 10/1/2018 ................         64,196
     441,574   Federal National Mortgage Association, Pool # 100286, 7.50% due 8/1/2009 .................        472,270
      78,022   Federal National Mortgage Association, Pool # 112067, 9.50% due 10/1/2016 ................         87,280
     128,812   Federal National Mortgage Association, Pool # 156156, 8.50% due 4/1/2021 .................        140,683
     106,959   Federal National Mortgage Association, Pool # 190555, 7.00% due 1/1/2014 .................        113,781
     108,254   Federal National Mortgage Association, Pool # 190703, 7.00% due 3/1/2009 .................        115,289
     244,656   Federal National Mortgage Association, Pool # 190836, 7.00% due 6/1/2009 .................        260,555
     169,708   Federal National Mortgage Association, Pool # 250387, 7.00% due 11/1/2010 ................        180,698
     184,321   Federal National Mortgage Association, Pool # 250481, 6.50% due 11/1/2015 ................        193,153
     121,156   Federal National Mortgage Association, Pool # 251258, 7.00% due 9/1/2007 .................        127,878
     242,265   Federal National Mortgage Association, Pool # 251759, 6.00% due 5/1/2013 .................        253,435
     597,644   Federal National Mortgage Association, Pool # 252648, 6.50% due 5/1/2022 .................        626,062
     142,273   Federal National Mortgage Association, Pool # 252787, 7.00% due 8/1/2006 .................        146,736
     193,217   Federal National Mortgage Association, Pool # 303383, 7.00% due 12/1/2009 ................        203,937
     173,634   Federal National Mortgage Association, Pool # 312663, 7.50% due 6/1/2010 .................        185,682
     323,973   Federal National Mortgage Association, Pool # 323706, 7.00% due 2/1/2009 .................        341,949
     172,136   Federal National Mortgage Association, Pool # 334996, 7.00% due 2/1/2011 .................        183,282
     708,713   Federal National Mortgage Association, Pool # 342947, 7.25% due 4/1/2024 .................        757,479
      80,800   Federal National Mortgage Association, Pool # 345775, 8.50% due 12/1/2024 ................         88,246
     132,916   Federal National Mortgage Association, Pool # 373942, 6.50% due 12/1/2008 ................        140,801
   1,866,089   Federal National Mortgage Association, Pool # 380488, 6.10% due 7/1/2008 .................      2,062,972
   2,815,646   Federal National Mortgage Association, Pool # 380633, 6.18% due 9/1/2008 .................      3,123,476
   1,738,870   Federal National Mortgage Association, Pool # 381146, 6.04% due 1/1/2009 .................      1,919,795
     903,225   Federal National Mortgage Association, Pool # 382450, 7.86% due 6/1/2010 .................      1,080,036
   1,305,145   Federal National Mortgage Association, Pool # 382616, 7.40% due 8/1/2010 .................      1,530,789
   1,072,586   Federal National Mortgage Association, Pool # 382709, 7.40% due 8/1/2008 .................      1,230,004
     308,415   Federal National Mortgage Association, Pool # 382889, 7.35% due 12/1/2010 ................        354,195
     342,896   Federal National Mortgage Association, Pool # 382926, 7.37% due 12/1/2010 ................        393,044
   3,540,598   Federal National Mortgage Association, Pool # 383363, 6.235% due 3/1/2011 ................      3,874,742
   1,814,900   Federal National Mortgage Association, Pool # 383849, 6.65% due 8/1/2011 .................      2,076,451
   1,058,495   Federal National Mortgage Association, Pool # 384193, 6.17% due 9/1/2011 .................      1,185,072
     630,664   Federal National Mortgage Association, Pool # 384243, 6.10% due 10/1/2011 ................        683,679
   1,081,657   Federal National Mortgage Association, Pool # 384746, 5.86% due 2/1/2009 .................      1,183,209
   1,478,266   Federal National Mortgage Association, Pool # 385263, 5.41% due 11/1/2006 ................      1,573,620
   3,254,570   Federal National Mortgage Association, Pool # 385714, 4.70% due 1/1/2010 .................      3,337,968
      12,051   Federal National Mortgage Association, Pool # 400569, 6.00% due 4/1/2009 .................         12,313
     467,631   Federal National Mortgage Association, Pool # 406384, 8.25% due 12/1/2024 ................        508,752
     518,552   Federal National Mortgage Association, Pool # 443909, 6.50% due 9/1/2018 .................        542,432
   3,500,000   Federal National Mortgage Association, Pool # 460568, 5.20% due 12/1/2006 ................      3,655,700
     755,130   Federal National Mortgage Association, Pool # 516363, 5.00% due 3/1/2014 .................        773,927
     728,355   Federal National Mortgage Association, Pool # 555207, 7.00% due 11/1/2017 ................        763,314
     432,590   Federal National Mortgage Association CMO Series 1992-22 Class HC, 7.00% due 3/25/2007 ...        454,862
     750,000   Federal National Mortgage Association CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008 ..        820,121
     438,571   Federal National Mortgage Association CMO Series 1993-112 Class EC, 7.00% due 1/25/2011 ..        441,338
     250,000   Federal National Mortgage Association CMO Series 1993-122 Class D, 6.50% due 6/25/2023 ...        270,152
     437,896   Federal National Mortgage Association CMO Series 1993-32 Class H, 6.00% due 3/25/2023 ....        461,916
   1,148,818   Federal National Mortgage Association CMO Series 1993-35 Class G, 6.50% due 11/25/2006 ...      1,213,806
   9,000,000   Federal National Mortgage Association Discount Notes, 1.02% due 10/15/2003 ...............      8,996,430
     146,733   Government National Mortgage Association, Pool # 000623, 8.00% due 9/20/2016 .............        159,469
     163,615   Government National Mortgage Association, Pool # 016944, 7.50% due 5/15/2007 .............        172,447
      48,489   Government National Mortgage Association, Pool # 296697, 9.50% due 10/15/2005 ............         51,259
      85,836   Government National Mortgage Association, Pool # 306636, 8.25% due 12/15/2006 ............         91,445
      78,600   Government National Mortgage Association, Pool # 313403, 6.80% due 5/20/2023 .............         83,563
     253,277   Government National Mortgage Association, Pool # 357090, 6.80% due 4/20/2025 .............        268,793
     265,292   Government National Mortgage Association, Pool # 369693, 7.00% due 1/15/2009 .............        283,119
     137,413   Government National Mortgage Association, Pool # 409921, 7.50% due 8/15/2010 .............        147,403
     108,038   Government National Mortgage Association, Pool # 410240, 7.00% due 12/15/2010 ............        115,350
      93,560   Government National Mortgage Association, Pool # 410271, 7.50% due 8/15/2010 .............        100,361
     155,404   Government National Mortgage Association, Pool # 410846, 7.00% due 12/15/2010 ............        165,922
     159,964   Government National Mortgage Association, Pool # 430150, 7.25% due 12/15/2026 ............        171,169
     267,516   Government National Mortgage Association, Pool # 447040, 7.75% due 5/15/2027 .............        288,345
     230,105   Government National Mortgage Association, Pool # 453928, 7.00% due 7/15/2017 .............        246,554
      77,177   Government National Mortgage Association, Pool # 780063, 7.00% due 9/15/2008 .............         82,140
     341,858   Government National Mortgage Association, Pool # 780448, 6.50% due 8/15/2011 .............        363,410
     278,840   Government National Mortgage Association CMO Series 2002-67 Class VA, 6.00% due 3/20/2013         295,246
   1,794,168   Government National Mortgage Association CMO Series 2003-31 Class YA, 4.00% due 5/16/2021       1,827,250
   3,861,916   Government National Mortgage Association CMO Series 2003-67 Class PN, 4.00% due 11/20/2020      3,951,826
     103,529   Guaranteed Export Trust 1995-A Certificate, 6.28% due 6/15/2004 ..........................        105,977
   2,875,200   Overseas Private Investment Corp., 4.10% due 11/15/2014 ..................................      2,921,376
   1,000,000   Private Export Funding Corp., 4.974% due 8/15/2013 .......................................      1,050,108
   2,000,000   Private Export Funding Corp. Secured Note Series M, 5.34% due 3/15/2006 ..................      2,166,066
   1,000,000   Private Export Funding Corp. Secured Note Series P, 5.685% due 5/15/2012 .................      1,102,834
   3,000,000   Tennessee Valley Authority, 4.75% due 8/1/2013 ...........................................      3,094,965
   1,895,864   United States Government General Services, 7.62% due 9/15/2010 ...........................      2,237,119

               Total U.S. Government Agencies (Cost $108,199,634) .......................................    114,043,373

   United States Treasury (52.60%)
$  7,750,000   United States Treasury Notes, 7.25% due 5/15/2004 ........................................   $  8,046,980
   3,700,000   United States Treasury Notes, 7.25% due 8/15/2004 ........................................      3,897,865
  10,000,000   United States Treasury Notes, 1.50% due 2/28/2005 ........................................     10,046,090
   4,900,000   United States Treasury Notes, 6.50% due 5/15/2005 ........................................      5,311,904
   4,500,000   United States Treasury Notes, 6.50% due 8/15/2005 ........................................      4,924,863
   7,000,000   United States Treasury Notes, 5.75% due 11/15/2005 .......................................      7,615,783
   3,000,000   United States Treasury Notes, 5.625% due 2/15/2006 .......................................      3,278,556
   5,500,000   United States Treasury Notes, 4.625% due 5/15/2006 .......................................      5,902,831
   2,000,000   United States Treasury Notes, 7.00% due 7/15/2006 ........................................      2,278,438
   9,000,000   United States Treasury Notes, 4.375% due 5/15/2007 .......................................      9,661,644
   4,000,000   United States Treasury Notes, 6.125% due 8/15/2007 .......................................      4,556,248
  10,000,000   United States Treasury Notes, 2.625% due 5/15/2008 .......................................      9,973,830
  10,000,000   United States Treasury Notes, 5.50% due 5/15/2009 ........................................     11,311,720
  15,000,000   United States Treasury Notes, 6.50% due 2/15/2010 ........................................     17,800,200
   6,000,000   United States Treasury Notes, 5.75% due 8/15/2010 ........................................      6,869,298
  20,000,000   United States Treasury Notes, 3.625% due 5/15/2013 .......................................     19,630,460

               Total United States Treasury (Cost $129,922,991) .........................................    131,106,710

               TOTAL INVESTMENTS (100%) (Cost $238,122,625) .............................................   $245,150,083

See notes to financial statements.


Thornburg Limited Term Income Fund

September 30, 2003

CUSIPS: CLASS A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS R-1 - 885-215-483
NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS R-1 - THIRX

Principal                                                                                             Credit Rating+
Amount*        Security Name                                                                            Moody's/S&P    Value

U.S. TREASURY SECURITIES - 5.20%
$  1,100,000   United States Treasury Notes, 6.50% due 5/15/2005 .......................................   Aaa/AAA $ 1,192,468
   4,500,000   United States Treasury Notes, 4.625% due 5/15/2006 ......................................   Aaa/AAA   4,829,589
   1,500,000   United States Treasury Notes, 4.75% due 11/15/2008 ......................................   Aaa/AAA   1,633,887
   2,500,000   United States Treasury Notes, 5.75% due 8/15/2010 .......................................   Aaa/AAA   2,862,208
   5,000,000   United States Treasury Notes, 3.625% due 5/15/2013 ......................................   Aaa/AAA   4,907,615

Total U.S. Treasury Securities (Cost $14,708,199)

  15,425,767   U. S. GOVERNMENT AGENCIES - 5.70%
     210,000   Export Funding Trust Series 1994-A Pass Through Certificate,  7.89% due 2/15/2005           Aaa/AAA    219,948
     500,000   Federal Agricultural Mortgage Corp., 4.85% due 11/4/2003                                    Aaa/AAA    501,711
     710,000   Federal Farm Credit Bank, 5.96% due 6/16/2008                                               Aaa/AAA    800,629
     100,000   Federal Home Loan Bank, 5.38% due 11/24/2003                                                Aaa/AAA    100,624
      50,000   Federal Home Loan Bank, 6.00% due 8/25/2005                                                 Aaa/AAA     54,196
   2,000,000   Federal Home Loan Bank, 2.25% due 5/15/2006                                                 Aaa/AAA  2,011,096
     150,000   Federal Home Loan Bank, 4.875% due 5/15/2007                                                Aaa/AAA    161,534
     500,000   Federal Home Loan Bank, 5.833% due 1/23/2008                                                Aaa/AAA    557,112
      75,000   Federal Home Loan Bank, 5.785% due 4/14/2008                                                Aaa/AAA     83,624
     300,000   Federal Home Loan Bank, 5.835% due 7/15/2008                                                Aaa/AAA    336,501
     480,000   Federal Home Loan Bank, 5.48% due 9/22/2008                                                 Aaa/AAA    531,486
     250,000   Federal Home Loan Bank, 5.085% due 10/7/2008                                                Aaa/AAA    271,816
     200,000   Federal Home Loan Bank, 5.038% due 10/14/2008                                               Aaa/AAA    217,004
      75,000   Federal Home Loan Bank, 5.365% due 12/11/2008                                               Aaa/AAA     82,629
      85,000   Federal Home Loan Bank, 5.985% due 4/9/2009                                                 Aaa/AAA     96,319
      16,609   Federal Home Loan Mortgage Corp., Pool # 850082, 9.00% due 10/1/2005                        Aaa/AAA     17,373
     162,951   Federal National Mortgage Association, Pool # 020155, 7.491% due 8/1/2014                   Aaa/AAA    167,767
     224,200   Federal National Mortgage Association, Pool # 190534, 6.00% due 12/1/2008                   Aaa/AAA    234,873
      50,490   Federal National Mortgage Association, Pool # 297033, 8.00% due 12/1/2009                   Aaa/AAA     54,126
     124,165   Federal National Mortgage Association, Pool # 303777, 7.00% due 3/1/2011                    Aaa/AAA    132,205
     586,948   Federal National Mortgage Association, Pool # 382398, 8.00% due 5/1/2011                    Aaa/AAA    690,581
   1,219,731   Federal National Mortgage Association, Pool # 383398, 6.42% due 4/1/2011                    Aaa/AAA  1,363,876
     482,907   Federal National Mortgage Association, Pool # 384471, 5.185% due 11/1/2008                  Aaa/AAA    513,682
     130,333   Federal National Mortgage Association, Pool # 384521, 5.095% due 12/1/2011                  Aaa/AAA    136,963
     800,000   Federal National Mortgage Association, Pool # 460568, 5.20% due 12/1/2006                   Aaa/AAA    835,589
     531,024   Federal National Mortgage Association CMO Series 2003-66 Class PM, 3.50% due 12/25/2008     Aaa/AAA    533,810
      64,850   Government National Mortgage Association, Pool # 003007, 8.50% due 11/20/2015               Aaa/AAA     72,192
      43,185   Government National Mortgage Association, Pool # 827148, 4.375% due 2/20/2024               Aaa/AAA     44,128
   3,923,714   Government National Mortgage Association CMO Series 2003-67 Class PN, 4.00% due 11/20/2020  Aaa/AAA  4,015,063
   2,000,000   Tennessee Valley Authority, 4.75% due 8/1/2013 ..........................................   Aaa/AAA  2,063,310

                   Total U. S. Government Agencies (Cost $16,339,451)                                              16,901,767

ASSET BACKED SECURITIES - 0.90%
$    873,443   Associates Manufactured Housing Trust 1996-1 A5, 7.60% due 3/15/2027                        Aaa/AAA $  923,447
     137,723   Bank America Mortgage Secs Inc. Series 02-7, Class-2A4, 5.75% due 8/25/2032 .............   Aa2/NA     140,115
     111,338   Centex Home Equity Series 2001-A A3, 5.93% due 11/24/2025 ...............................   Aaa/AAA    112,298
     250,000   Chase Credit Card Owner Trust 2001-5 A, 1.22% due 2/15/2007 .............................   Aaa/AAA    250,052
     147,716   Chase Mortgage Finance Trust 1999-S9 A3, 6.25% due 7/25/2014                                 NR/AAA    151,151
     765,879   CNH Equipment Trust, 1.37% due 7/17/2006 ................................................   Aaa/AAA    766,595
     125,129   Residential Asset Security Mortgage Pass Thru, 5.751% due 3/25/2027 .....................   Aaa/AAA    125,864
     213,272   Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032 .......................   Aaa/AAA    216,521

                    Total Asset Backed Securities (Cost $2,661,246)                                                 2,686,043

CORPORATE BONDS - 62.00%
BANKS
   1,565,000   Capital One Bank, 6.70% due 5/15/2008 ................................................... Baa2/BBB-  1,729,899
   2,500,000   Fifth Third Bank, 3.375% due 8/15/2008 .................................................. Aa1/AA-    2,514,580
     700,000   HSBC USA Inc., 8.375% due 2/15/2007 ..................................................... A1/A+        818,977
     500,000   KeyCorp, 8.00% due 7/1/2004 ............................................................. A3/BBB+      523,639
   1,000,000   Mercantile Bancorp, 7.30% due 6/15/2007 ................................................. A1/A       1,161,617
     250,000   Nations Bank Corp. Medium Term Note, 7.23% due 8/15/2012 ................................ Aa2/A+       292,445
     500,000   Northern Trust Co. Medium Term Note, 6.25% due 6/2/2008 ................................. A1/A+        559,119
      95,000   PNC Funding Corp., 6.875% due 7/15/2007 ................................................. A3/BBB+      108,051
     120,000   Union Planters Corp., 6.75% due 11/1/2005 ............................................... A3/BBB-      131,304
   2,900,000   United States Central Credit Union, 2.75% due 5/30/2008 ................................. Aa1/AAA    2,848,383
     385,000   US Bank, 5.625% due 11/30/2005 .......................................................... Aa2/AA-      416,983
     400,000   US Bank, 6.30% due 7/15/2008 ............................................................ Aa3/A+       454,688

                                                                                                                   11,559,685

 CAPITAL GOODS
     250,000   Caterpillar Financial Services Corp., 6.40% due 2/15/2008 .............................   A2/A         276,134
     800,000   Emerson Electric Co., 5.75% due 11/1/2011 .............................................   A2/A         871,022
     400,000   Energy East Corp., 7.75% due 11/15/2003 ...............................................   Baa2/BBB     402,696
     600,000   Gatx Capital Corp., 6.875% due 11/1/2004 ..............................................   Baa3/BBB-    611,581
     244,497   General American Railcar Corp., 6.69% due 9/20/2016 Aa2/AA ............................                250,900
   1,000,000   Hubbell Inc., 6.375% due 5/15/2012 A3/A+ ..............................................              1,137,235
     200,000   Illinois Tool Works Inc., 5.75% due 3/1/2009 ..........................................   Aa3/AA-      223,224
     450,000   John Deere Capital Corp., 5.125% due 10/19/2006 .......................................   A3/A-        485,173
   1,000,000   Johnson Controls Inc., 5.00% due 11/15/2006 ...........................................   A2/A       1,079,534
   1,000,000   Pentair Inc., 7.85% due 10/15/2009 Baa3/BBB 1,178,045
     900,000   Pitney Bowes Inc., 5.875% due 5/1/2006 ................................................   Aa3/AA       983,086
     900,000   Pitney Bowes Inc., 4.625% due 10/1/2012 ...............................................   Aa3/AA       912,234
   5,000,000   Pitney Bowes Inc., 3.875% due 6/15/2013 ...............................................   Aa3/AA     4,760,120
     260,000   Textron Financial Corp., 5.95% due 3/15/2004 ..........................................   A3/A-        264,776

                                                                                                                   13,435,760

 COMMERCIAL SERVICES & SUPPLIES
$    250,000   Aramark Services Inc., 7.00% due 7/15/2006                                                Baa3/BBB- $  275,828
     250,000   Science Applications International Corp., 6.75% due 2/1/2008                              A3/A-        277,264
   1,000,000   Science Applications International Corp., 6.25% due 7/1/2012                              A3/A-      1,105,671
   1,650,000   Valassis Communications, 6.625% due 1/15/2009                                             Baa3/BBB-  1,821,283
   1,000,000   Waste Management Inc., 6.50% due 11/15/2008 ............................................. Baa3/BBB   1,116,814
     725,000   Waste Management Inc., 6.875% due 5/15/2009 ............................................. Baa3/BBB     821,546
     500,000   Waste Management Inc., 7.375% due 8/1/2010                                                Baa3/BBB     584,482
     215,000   WMX Technologies Inc., 6.375% due 12/1/2003 ............................................. Baa3/BBB     216,488
   1,010,000   WMX Technologies Inc., 7.00% due 5/15/2005                                                Baa3/BBB   1,085,014
     550,000   WMX Technologies Inc., 7.00% due 10/15/2006 ............................................. Baa3/BBB     615,884

   7,920,274

  DIVERSIFIED FINANCIALS
     200,000   American General Finance Corp. Medium Term Note, 4.625% due 9/1/2010                      A1/A+        204,948
   1,000,000   Beneficial Corp., 6.80% due 7/22/2005 .................................................   A1/A       1,077,405
   1,000,000   Berkshire Hathaway Finance Corp., 4.625% due 10/15/2013(b) ............................   Aaa/AAA      995,070
      75,000   Dun & Bradstreet Corp., 6.625% due 3/15/2006 ..........................................   NR/BBB+       81,529
     150,000   Ford Motor Credit, 6.24% due 12/15/2004 ...............................................   A3/BBB       153,558
   2,900,000   General Electric Capital Corp., 5.00% due 2/15/2007                                       Aaa/AAA    3,116,552
     200,000   General Electric Capital Corp., 7.75% due 6/9/2009 ....................................   Aaa/AAA      239,938
     400,000   General Electric Capital Corp., 7.375% due 1/19/2010 ..................................   Aaa/AAA      475,000
     400,000   Household Finance Corp., 5.20% due 8/15/2005 ..........................................   A1/A         417,828
     100,000   Household Finance Corp., 5.90% due 5/15/2006 ..........................................   A1/A         106,311
     550,000   Household Finance Corp., 7.20% due 7/15/2006 ..........................................   A1/A         619,602
     400,000   Household Finance Corp., 5.75% due 1/30/2007 ..........................................   A1/A         436,656
     400,000   Household Finance Corp., 6.40% due 9/15/2009 ..........................................   A1/A         429,475
     950,000   International Lease Finance Corp. Medium Term Note, 5.95% due 6/6/2005 ................   A1/AA-     1,008,117
   2,600,000   Jefferies Group Inc. Senior Note Series B, 7.50% due 8/15/2007 ........................   Baa2/BBB-  2,944,100
     700,000   Lehman Brothers Holdings Inc., 3.50% due 8/7/2008 .....................................   A2/A         701,409
     800,000   Schwab Charles Corp. Medium Term Note, 6.30% due 4/28/2006 ............................   A2/A-        874,802
   1,400,000   SLM Corp., 5.00% due 10/1/2013 ........................................................   A2/A       1,415,304
     800,000   Toyota Motor Credit Corp., 2.875% due 8/1/2008 ........................................   Aaa/AAA      794,719

  16,092,323

 ENERGY
     575,000   Allete Inc., 7.80% due 2/15/2008 ......................................................   Baa2/BBB     635,774
     850,000   Amerenenergy Generating Co., 7.75% due 11/1/2005 ......................................   A3/A-        946,075
   1,150,000   Ashland Inc., 7.83% due 8/15/2005                                                         Baa2/BBB   1,244,194
      75,000   BJ Services Co. Note Series B, 7.00% due 2/1/2006 .....................................   Baa2/BBB+     81,248
     975,000   Commonwealth Edison Co., 4.74% due 8/15/2010 ..........................................   A3/A-      1,011,256
     700,000   El Paso Corp., 7.00% due 5/15/2011                                                        Caa1/B       577,500
     250,000   Enterprise Products Participating LP, 7.50% due 2/1/2011 ..............................   Baa2/BBB     294,919
     350,000   EOG Resources Inc., 6.50% due 9/15/2004 ...............................................   Baa1/BBB+     365,551
     450,000   EOG Resources Inc., 6.00% due 12/15/2008 ..............................................   Baa1/BBB+     504,652
   1,250,000   Kinder Morgan Energy Partners, 8.00% due 3/15/2005 ....................................   Baa1/BBB+   1,360,674
$    290,000   Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007 .................................   A3/BBB+ $     327,313
     650,000   Murphy Oil Corp., 6.375% due 5/1/2012 .................................................   Baa1/A-       726,590
     750,000   Noram Energy Corp., 6.375% due 11/1/2003 ..............................................   Ba1/BBB       751,500
     120,000   Northern Border Pipeline Co., 6.25% due 5/1/2007 ......................................   A3/A-         132,152
     800,000   Occidental Petroleum Corp., 5.875% due 1/15/2007 ......................................   Baa1/BBB+     881,040
     300,000   Occidental Petroleum Corp., 7.375% due 11/15/2008 .....................................   Baa1/BBB+     346,079
     315,000   Occidental Petroleum Corp., 10.125% due 9/15/2009 .....................................   Baa1/BBB+     414,550
     201,615   Oil Enterprises Ltd., 6.239% due 6/30/2008 (Insured: MBIA) ............................   Aaa/AAA       223,601
     250,000   Oneok Inc., 7.75% due 3/1/2005 (Insured: MBIA) ........................................   Aaa/AAA       270,333
   1,100,000   Panenergy Corp., 7.00% due 10/15/2006 .................................................   Baa3/BBB    1,207,236
     250,000   Phillips Petroleum Co., 8.75% due 5/25/2010 ...........................................   A3/A-         317,462
     900,000   Phillips Petroleum Co., 9.375% due 2/15/2011 ..........................................   A3/A-       1,170,080
     350,000   Questar Pipeline Co., 6.05% due 12/1/2008 .............................................   A2/A+         386,746
     875,000   Rio Tinto Finance, 5.75% due 7/3/2006 .................................................   Aa3/A+        953,106
     600,000   Smith International Inc. Senior Note, 7.00% due 9/15/2007 .............................   Baa1/BBB+     685,114
     500,000   Sonat Inc., 7.625% due 7/15/2011 ......................................................   Caa1/B        412,500
     525,000   Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007 .....................   Baa2/BBB+     561,671
     200,000   Transocean SedCo. Forex Inc., 9.125% due 12/15/2003 Baa2/A- ...........................                 202,322
     190,000   Transocean SedCo. Forex Inc., 6.75% due 4/15/2005 .....................................   Baa2/A-       203,184
     515,000   Transocean SedCo. Forex Inc., 6.95% due 4/15/2008 .....................................   Baa2/A-       585,350
      85,000   Transocean SedCo. Forex Inc., 6.625% due 4/15/2011 ....................................   Baa2/A-        95,449
     200,000   Union Oil Co. California, 7.90% due 4/18/2008 .........................................   Baa2/BBB+     232,514

  18,107,735

 FOOD BEVERAGE & TOBACCO
   1,150,000   Anheuser Busch Co. Inc., 5.625% due 10/1/2010 .........................................   A1/A+       1,273,157
   2,000,000   Anheuser Busch Co. Inc., 4.375% due 1/15/2013 .........................................   A1/A+       2,000,640
   1,550,000   Anheuser Busch Co. Inc., 4.95% due 1/15/2014 ..........................................   A1/A+       1,601,806
     515,000   Coca Cola Co., 4.00% due 6/1/2005                                                         Aa3/A+        535,820
     200,000   Coca Cola Co., 5.75% due 3/15/2011                                                        Aa3/A+        221,952
     325,000   Conagra Inc., 7.50% due 9/15/2005                                                         Baa1/BBB+     358,749
     150,000   Conagra Inc., 7.875% due 9/15/2010                                                        Baa1/BBB+     183,850
   4,000,000   Diageo Capital PLC, 3.375% due 3/20/2008 ..............................................   A2/A+       4,032,564
     250,000   General Mills, 4.75% due 10/8/2003                                                        Baa2/BBB+     250,104
     300,000   General Mills, 5.50% due 1/12/2009                                                        Baa2/BBB+     324,876
     125,000   Grand Metropolitan Investment Corp., 0% due 1/6/2004 ..................................   A2/A+         124,446
     215,000   Kellogg Co., 6.625% due 1/29/2004                                                         Baa2/BBB      218,547
     186,000   Kellogg Co., 4.875% due 10/15/2005                                                        Baa2/BBB      197,396
     900,000   Sara Lee Corp. Medium Term Note, 6.00% due 1/15/2008 ..................................   A3/A+         997,578
   1,000,000   Sysco International Co., 6.10% due 6/1/2012 ...........................................   A1/AA-      1,128,431

  13,449,916

HEALTHCARE EQUIPMENT & SERVICES
     500,000   Baxter International Inc., 5.25% due 5/1/2007 .........................................   A3/A          539,663
     250,000   Boston Scientific Corp., 6.625% due 3/15/2005 .........................................   Baa1/A-       266,492
   2,900,000   Johnson & Johnson, 3.80% due 5/15/2013 ................................................   Aaa/AAA     2,799,988

   3,606,143

HOUSEHOLD & PERSONAL PRODUCTS
$  2,000,000   Gillette Co., 4.00% due 6/30/2005                                                         Aa3/AA-  $  2,085,082
   2,000,000   Gillette Co., 2.875% due 3/15/2008                                                        Aa3/AA-     1,975,672
     900,000   Nike Inc., 5.50% due 8/15/2006 ........................................................   A2/A          984,282
     300,000   Procter & Gamble Co., 4.75% due 6/15/2007 .............................................   Aa3/AA-       321,545
   2,000,000   Procter & Gamble Co., 4.30% due 8/15/2008 .............................................   Aa3/AA-     2,110,464

   7,477,045
HOTELS RESTAURANTS & LEISURE
     225,000   Hyatt Equities LLC, 9.25% due 5/15/2005 ...............................................   Baa3/BBB      243,890
     500,000   Wendy's International Inc., 6.35% due 12/15/2005 ......................................   Baa1/BBB+     536,672

     780,562
INSURANCE
     800,000   AIG Sunamerica Global Financing, 5.10% due 1/17/2007 ..................................   Aaa/AAA       870,175
     900,000   Allstate Corp., 5.375% due 12/1/2006 ..................................................   A1/A+         981,414
     200,000   AON Corp., 6.90% due 7/1/2004 .........................................................   Baa2/A-       207,270
     170,000   Equitable Iowa Cos., 8.50% due 2/15/2005 ..............................................   A1/A+         182,754
   1,000,000   Hartford Financial Services Group Inc., 4.625% due 7/15/2013 A3/A- ....................                 978,329
     300,000   Hartford Life Inc., 7.10% due 6/15/2007 ...............................................   A3/A-         341,038
   1,000,000   Liberty Mutual Insurance Co., 8.20% due 5/4/2007 ......................................   Baa2/BBB+   1,069,894
     855,000   Manufacturers Life Insurance Co., 7.875% due 4/15/2005 ................................   A1/AA-        920,687
     550,000   Marsh & Mclennan Cos. Inc., 4.85% due 2/15/2013 .......................................   A2/AA-        557,929
     450,000   Metlife Inc., 5.25% due 12/1/2006 A2/A ................................................                 489,054
   1,800,000   Old Republic International Corp., 7.00% due 6/15/2007 .................................   Aa3/A+      2,029,797
     700,000   Principal Financial Group Australia, 8.20% due 8/15/2009 ..............................   A3/A          842,986
   2,000,000   Principal Life Global Funding I, 4.40% due 10/1/2010 ..................................   Aa3/AA      2,037,054
   2,450,000   Unumprovident Corp., 7.625% due 3/1/2011 ..............................................   Baa3/BBB-   2,695,000
     900,000   USF&G Corp., 7.125% due 6/1/2005 ......................................................   A3/BBB+       971,914

  15,175,295
MATERIALS
      75,000   Chevron Phillips Chemical, 5.375% due 6/15/2007 .......................................   Baa1/BBB+      80,499
     500,000   Chevron Phillips Chemical, 7.00% due 3/15/2011 ........................................   Baa1/BBB+     568,891
   1,400,000   Chevrontexaco Capital Co., 3.50% due 9/17/2007 ........................................   Aa2/AA      1,437,723
     350,000   Dow Chemical Co., 5.75% due 12/15/2008 ................................................   A3/A-         378,020
     200,000   E.I. du Pont de Nemours & Co., 8.25% due 9/15/2006 ....................................   Aa3/AA-       234,188
   1,000,000   E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012                                       Aa3/AA-     1,032,837
     325,000   E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013 ....................................   Aa3/AA-       316,510
     475,000   Eastman Chemical Co., 6.375% due 1/15/2004                                                Baa2/BBB      480,934
     400,000   Hoechst Celanese Corp., 6.125% due 2/1/2004 ...........................................   Baa2/NR       405,987
     200,000   Hoechst Celanese Corp., 7.125% due 3/15/2009 ..........................................   Baa2/A+       218,748
      75,000   Lafarge Corp., 6.375% due 7/15/2005 ...................................................   Baa1/BBB       80,438
     635,000   Lubrizol Corp. Senior Note, 5.875% due 12/1/2008 ......................................   A2/A+         692,572
   2,000,000   Minnesota Mining & Manufacturing Co., 4.15% due 6/30/2005 .............................   Aa1/AA      2,083,532
   2,900,000   Praxair Inc., 3.95% due 6/1/2013 ......................................................   A3/A-       2,767,235

  10,778,114

MEDIA
$    750,000   AOL Time Warner Inc., 6.75% due 4/15/2011 .............................................   Baa1/BBB+ $   837,511
      80,000   E W Scripps Co. Ohio, 5.75% due 7/15/2012 .............................................   A2/A           87,244
     300,000   New York Times Co., 4.625% due 6/25/2007 ..............................................   A1/A+         318,282
     255,000   Scholastic Corp., 5.75% due 1/15/2007 .................................................   Baa2/BBB      277,216
   2,900,000   Thomson Corp., 4.25% due 8/15/2009                                                        A3/A-       2,957,991
     200,000   Time Warner Inc., 8.05% due 1/15/2016 .................................................   Baa1/BBB+     240,888
     125,000   Tribune Co., 6.875% due 11/1/2006                                                         A3/NR         140,860

   4,859,992

PHARMACEUTICALS & BIOTECHNOLOGY
   1,000,000   Abbott Labs, 6.40% due 12/1/2006 ......................................................   Aa3/AA      1,127,266
     500,000   Bristol Myers Squibb Co., 4.75% due 10/1/2006 .........................................   A1/AA-        533,283
   1,850,000   Eli Lilly & Co., 5.50% due 7/15/2006 ..................................................   Aa3/AA      2,015,941
   1,825,000   Pfizer Inc., 3.30% due 3/2/2009 .......................................................   Aaa/AAA     1,831,837
   2,000,000   Pharmacia Corp., 5.75% due 12/1/2005 ..................................................   A1/AAA      2,171,938
   1,900,000   Watson Pharmaceuticals Inc., 7.125% due 5/15/2008 .....................................   Ba1/BBB-    2,079,204

   9,759,469

 REAL ESTATE MANAGEMENT & DEVELOPMENT
   1,000,000   Mission Valley Finance Corp. Commercial Mortgage Note Class-A2 144A, 6.78% due 12/15/2004   NA/AA     1,055,133
     405,000   Prime Property Funding II Inc., 7.00% due 8/15/2004                                          A2/A       422,746

   1,477,879

RETAILING
     500,000   Costco Wholesale Corp., 5.50% due 3/15/2007 .............................................   A2/A        550,334
     100,000   Dayton Hudson Corp., 9.625% due 2/1/2008 ................................................   A2/A+       123,840
     150,000   Dillard's Inc., 7.375% due 6/1/2006 .....................................................   Ba3/BB      150,750
   1,400,000   Duty Free International Inc., 7.00% due 1/15/2004 .......................................   NR/NR       686,000
   1,000,000   Target Corp., 3.375% due 3/1/2008                                                           A2/A+     1,011,321
     700,000   Target Corp., 5.875% due 3/1/2012                                                           A2/A+       772,336
     900,000   Wal-Mart Stores Inc., 6.875% due 8/10/2009                                                  Aa2/AA    1,057,963
     530,052   Wal-Mart Stores Inc., 8.57% due 1/2/2010 ................................................   Aa2/AA      617,473
     290,449   Wal-Mart Stores Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007 .............   Aa2/AA      321,760

   5,291,777

  SOFTWARE & SERVICES
     250,000   Electronic Data Systems Corp., 6.85% due 10/15/2004                                         Baa3/BBB    259,062
   2,500,000   Electronic Data Systems Corp., 7.125% due 10/15/2009 ....................................   Baa3/BBB  2,612,500
   1,000,000   Electronic Data Systems Corp., 6.00% due 8/1/2013 .......................................   Baa3/BBB    961,190

   3,832,752

 TECHNOLOGY - HARDWARE & EQUIPMENT
$  2,000,000   Computer Sciences Corp, 3.50% due 4/15/2008 ............................................   A2/A    $  2,016,694
     158,000   Computer Sciences Corp., 7.50% due 8/8/2005 ............................................   A2/A         174,107
     350,000   Computer Sciences Corp., 6.75% due 6/15/2006 ...........................................   A2/A         390,689
     300,000   Computer Sciences Corp., 6.25% due 3/15/2009 ...........................................   A2/A         340,872
   1,317,000   Computer Sciences Corp., 7.375% due 6/15/2011 ..........................................   A2/A       1,569,203
     110,000   First Data Corp., 6.375% due 12/15/2007 ................................................   A1/A+        123,158
     900,000   First Data Corp., 5.625% due 11/1/2011 .................................................   A1/A+        965,681
   1,875,000   First Data Corp., 4.70% due 8/1/2013 ...................................................   A1/A+      1,884,366
     500,000   International Business Machines, 4.875% due 10/1/2006 ..................................   A1/A+        538,079
   2,825,000   International Business Machines, 2.375% due 11/1/2006 ..................................   A1/A+      2,841,117
   1,000,000   International Business Machines, 4.25% due 9/15/2009 ...................................   A1/A+      1,039,449
     500,000   Jabil Circuit Inc., 5.875% due 7/15/2010 ...............................................   Baa3/BB+     519,302
   1,800,000   Oracle Corp., 6.72% due 2/15/2004                                                          A3/A-      1,835,728
   1,200,000   Oracle Corp., 6.91% due 2/15/2007                                                          A3/A-      1,361,318
   1,950,000   Sun Microsystems Inc., 7.50% due 8/15/2006                                                 Baa1/BBB   2,191,654

  17,791,417

 TELECOMMUNICATION SERVICES
     900,000   Cingular Wireless, 5.625% due 12/15/2006 ................................................   A3/A+       980,838
      50,000   TCI Communications Inc., 8.00% due 8/1/2005 .............................................   Baa3/BBB     55,112
   1,500,000   Verizon Wireless Capital LLC, 5.375% due 12/15/2006 A3/A+ ...............................             1,621,725

   2,657,675

 TRANSPORTATION
     210,671   Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018    Baa3/A-     203,422
     225,000   CSX Corp., 7.45% due 5/1/2007 ...........................................................   Baa2/BBB    260,550
     374,627   Delta Air Lines Inc. EETC Series 2001-1 Class-A, 6.619% due 3/18/2011                       Baa2/A      368,909
     132,400   Northwest Airlines 1999-2 Class-A, 7.575% due 3/1/2019 ..................................   Baa2/A+     133,876
     244,451   Southwest Airlines Co., 5.10% due 5/1/2006                                                  Aa2/AA+     260,193
   1,012,000   Southwest Airlines Co., 7.875% due 9/1/2007 .............................................   Baa1/A    1,167,867
     695,745   US Air Inc. EETC, 7.50% due 4/15/2008 (a) ...............................................   Ba3/NR      180,059

   2,574,876

UTILITIES
     175,000   Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA) ...............................   Aaa/AAA     198,202
   1,245,000   Duke Capital Corp. Senior Note, 7.25% due 10/1/2004                                         Baa3/BBB  1,300,323
     200,000   Entergy Mississippi Inc., 6.45% due 4/1/2008 (Insured: AMBAC) ...........................   Aaa/AAA     205,361
     925,000   Gulf Power Co., 4.35% due 7/15/2013 .....................................................   A2/A        904,048
     950,000   Madison Gas & Electric Co., 6.02% due 9/15/2008 .........................................   Aa3/AA-   1,054,820
     900,000   Minnesota Power & Light Co., 7.00% due 2/15/2007 ........................................   Baa1/A    1,007,393
     250,000   Pacificorp, 6.75% due 4/1/2005 ..........................................................   A3/A        267,848
     210,000   Pennsylvania Power & Light Co., 6.55% due 3/1/2006 (Insured: MBIA) ......................   Aaa/AAA     231,314
     245,000   PSI Energy Inc., 6.65% due 6/15/2006 ....................................................   A3/A-       271,903
     500,000   PSI Energy Inc., 7.85% due 10/15/2007 ...................................................   Baa1/BBB    584,991
   1,000,000   Public Service Co. Colorado 1st Collateral Trust Bond Series 11144A, 4.875% due 3/1/2013    Baa1/BBB+ 1,006,351
     275,000   Public Service Electric & Gas Co., 6.75% due 3/1/2006 (Insured: MBIA)                       Aaa/AAA     305,166
      50,000   Virginia Electric & Power Co., 8.00% due 3/1/2004 (Insured: MBIA) .......................   Aaa/AAA      51,423
      80,000   Wisconsin Electric Power Co., 7.25% due 8/1/2004 ........................................   Aa2/A-       83,617
     350,000   Wisconsin Energy Corp., 5.50% due 12/1/2008 .............................................   A2/BBB+     379,471
   1,150,000   Wisconsin Public Service Corp., 6.125% due 8/1/2011 Aa1/AA- 1,288,459

   9,140,690

 MISCELLANEOUS
     500,000   Stanford University, 5.85% due 3/15/2009 ................................................   Aaa/NA      557,266

 YANKEE
     745,000   Manitoba Province Canada, 6.125% due 1/19/2004 ..........................................   Aa2/AA-     755,611
     715,000   National Westminster Bank, 7.375% due 10/1/2009 .........................................   Aa2/A+      848,691
     500,000   Nova Scotia Province Canada, 5.75% due 2/27/2012 ........................................   A3/A-       553,239
     250,000   Ontario Province Canada, 3.282% due 3/28/2008 ...........................................   Aa2/AA      251,661
   5,000,000   Ontario Province Canada, 3.125% due 5/2/2008 ............................................   Aa2/AA    5,029,685

   7,438,887

                                                             Total Corporate Bonds (Cost $176,418,889)             183,765,532

TAXABLE MUNICIPAL BONDS - 22.50%
   4,250,000   American Campus Properties Student Housing, 7.38% due  9/1/2012 (Insured: MBIA)             Aaa/AAA   5,018,230
     150,000   American Fork City Utah Sales, 2.40% due 3/1/2005 (Insured: FSA)                            Aaa/AAA     151,596
     300,000   American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)                            Aaa/AAA     308,325
     120,000   American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)                            Aaa/AAA     123,436
     169,000   Arkansas Electric Coop Corp., 7.33% due 6/30/2008                                            A2/AA-     185,059
     300,000   Arkansas State Taxable Water Waste Disposal Series A, 5.50% due 7/1/2005                     Aa2/AA     319,527
   1,000,000   Ashaubenon Wisconsin, 3.00% due 6/1/2008                                                     Aa2/NR     982,450
     230,000   Aurora Indiana School Building Corp. Taxable Refunding 1st Mortgage, 2.30% due 2/10/2004     NR/AA-     230,653
     235,000   Aurora Indiana School Building Corp. Taxable Refunding 1st Mortgage, 2.50% due 8/10/2004     NR/AA-     236,610
     800,000   Baton Rouge Louisiana Taxable Series B, 2.60% due 1/15/2005 (Insured: AMBAC)                Aaa/AAA     811,432
   1,115,000   Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)Aaa/AAA   1,234,171
     150,000   Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)       Aaa/AAA     168,215
     370,000   Burbank California  Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)               Aaa/AAA     399,378
     310,000   Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)                Aaa/AAA     338,120
     200,000   Chicago Illinois  Taxable Neighborhoods Alive Series B, 5.20% due 1/1/2006 (Insured: FGIC)  Aaa/AAA     216,158
   2,125,000   Cleveland Cuyahoga County Ohio, 6.10%  due 5/15/2013                                          NR/NR   2,125,000
   1,025,000   Connecticut State Development  Authority, 8.55% due 8/15/2005                                 NR/A+   1,100,932
   1,870,000   Connecticut State Housing Finance Authority, 3.10% due 6/15/2032 (Insured: AMBAC)           Aaa/AAA   1,904,632
     600,000   Cook County Illinois Community College District 508, 6.90% due 5/1/2010 (Insured: AMBAC)    Aaa/AAA     670,338
     250,000   Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)                Aaa/NR     257,615
     150,000   Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)                Aaa/NR     154,836
     465,000   Coos County Oregon, 3.04% due 6/1/2009 (Insured: FGIC)                                       Aaa/NR     451,971
     635,000   Coos County Oregon, 3.47% due 6/1/2010 (Insured: FGIC)                                       Aaa/NR     620,388
     900,000   Denver City & County Special Facilities Taxable Refunding & Improvement
               Series B, 7.15% due 1/1/2008 (Insured: MBIA)                                                Aaa/AAA   1,041,021
     500,000   Duke University Revenue, 6.19% due 6/1/2004 (Duke University Hospital Project A)             Aa3/AA     516,060
     130,000   Duquesne Pennsylvania General Obligation, 6.95% due 12/15/2003 (Insured: MBIA)              Aaa/AAA     131,547
     240,000   Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011                           NR/NR     234,038
     245,000   Elkhart Indiana Redevelopment  District Revenue, 4.80% due 12/15/2011                         NR/NR     239,220
     515,000   Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012                          NR/NR     500,740
     540,000   Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013                          NR/NR     521,867
     365,000   Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)                            Aaa/NR     379,049
      68,005   Green Tree Financial Corp. 93-2 Mfd Housing Sr/Sub Certificate Class-A4, 6.90% due 7/15/2018 Aa2/NR      69,864
     305,000   Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)                               Aaa/NR     313,528
     245,000   Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)                               Aaa/NR     251,578
     315,000   Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)                               Aaa/NR     322,047
     845,000   Idaho Housing Multi Family Housing Revenue Series 94-B, 8.15% due 7/1/2004                    A2/NR     887,073
      40,000   Illinois Housing Development Authority Taxable Multi Family Program, 7.85% due 3/1/2005       A1/A+      42,136
     440,000   Indiana Bond Bank Taxable School Severance, 2.54% due 7/15/2004 (Insured: FGIC)             Aaa/AAA     444,180
     450,000   Indiana Bond Bank Taxable School Severance, 2.74% due 1/15/2005 (Insured: FGIC)             Aaa/AAA     457,236
     500,000   Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)       Aaa/NR     533,215
     575,000   Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)   Aaa/AAA     576,196
     365,000   Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)                 Aaa/NR     394,908
     405,000   King County Washington General Obligation, 7.55% due 12/1/2005                              Aa1/AA+     453,300
   2,775,000   Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010                    Aaa/AAA   2,870,155
     440,000   Maryland State Economic Development Corp., 7.25% due 6/1/2008
               (Maryland Tech. Development Center Project)                                                   NR/NR     489,610
     240,000   McKeesport Pennsylvania Taxable Series B, 6.60% due 3/1/2006 (Insured: MBIA)                Aaa/AAA     265,733
     140,000   Mississippi State Taxable Business Series V, 7.125% due 9/1/2006                              NR/AA     158,451
     100,000   Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012                           Aa2/AA+     103,205
     410,000   New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010                              NR/NR     531,733
     150,000   New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014                     Aa3/A+     163,899
   3,500,000   New York Environmental Facilities, 5.85% due 3/15/2011                                       NR/AA-   3,874,920
   1,400,000   New York Urban Development Corp., 4.75% due 12/15/2011(b)                                     NR/AA   1,452,416
     845,000   Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)                                        Aaa/NR     868,119
   1,225,000   Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)                                        Aaa/NR   1,254,951
     360,000   Niagara Falls New York Public Water, 4.30% due 7/15/2010                                    Aaa/AAA     367,855
   1,000,000   North Carolina Municipal Power Agency Taxable Series B, 3.26% due 1/1/2005                Baa1/BBB+   1,011,640
   2,825,000   Northern States Power Co. Minnesota, 4.75% due 8/1/2010                                     A3/BBB+   2,938,890
   1,600,000   Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)      Aaa/AAA   1,797,056
     985,000   Ohio Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)                     Aaa/AAA   1,007,931
     205,000   Oregon State Department Administrative Lottery Revenue Taxable B, 4.90% due 4/1/2005
               (Insured: FSA)                                                                              Aaa/AAA     214,756
     250,000   Passaic County New Jersey Multi Modal Taxable Refunding Series B, 6.23% due 9/1/2005
               (Insured: FSA)                                                                              Aaa/AAA     270,827
     555,000   Pima County Arizona Industrial Development Authority Series E, 9.05% due 7/1/2008           Baa3/NR     636,468
     540,000   San Francisco City & County Redevelopment Project Series B, 7.80% due 8/1/2004                 A2/A     568,426
   1,000,000   Short Pump Town Center Community Development, 6.26% due 2/1/2009(b)                           NR/NR   1,004,390
   2,190,000   Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007 A1/AA-   2,513,244
     400,000   South Dakota Building Authority Revenue, 7.00% due 9/1/2005 (escrowed to maturity)          Aaa/AAA     438,312
   2,240,000   St. Louis Municipal Finance Corp. Firemans Retirement System, 6.35% due 8/1/2005
               (Insured: MBIA)                                                                             Aaa/AAA   2,420,656
     500,000   Tennessee State Taxable Series B, 6.00% due 2/1/2013                                         Aa2/AA     543,110
   5,000,000   Texas Municipal Gas Corp., 2.60% due 7/1/2007                                               Aaa/AAA   5,039,950
     400,000   Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007                           Aa2/AA     403,144
     245,000   Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)                          Aaa/AAA     273,168
   1,000,000   University Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)                             Aaa/AAA   1,135,770
      90,000   University of New Mexico Revenue, 3.90% due 6/1/2010 (Insured: AMBAC)                       Aaa/AAA      90,185
     250,000   University of New Mexico Revenue, 4.15% due 6/1/2011 (Insured: AMBAC)                       Aaa/AAA     250,150
     180,000   University of New Mexico Revenue, 4.375% due 6/1/2012 (Insured: AMBAC)                      Aaa/AAA     179,411
     270,000   University of New Mexico Revenue, 4.50% due 6/1/2013 (Insured: AMBAC)                       Aaa/AAA     267,792
   1,000,000   Victor New York Taxable Tax Increment, 9.20% due 5/1/2014                                     NR/NR   1,063,180
     505,000   Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008  Aa1/AA+     581,109
     285,000   Washington Pennsylvania 4.30% due 9/1/2005 (Insured: FGIC)                                  Aaa/AAA     297,862
   1,510,000   Weber Basin Utah Water Conservation Taxable Series B, 2.36% due 10/1/2003 (Insured: AMBAC)   Aaa/NR   1,510,045
   1,500,000   West Valley City Utah Municipal Building Lease Refunding Taxable, 7.67% due 5/1/2006         Aa2/NR   1,684,560

               Total Taxable Municipal Bonds (Cost $64,332,393)                                                     66,860,954

FOREIGN SECURITIES - 1.30%
   2,000,000   British Columbia Province, 9.00% due 6/21/2004 (Canadian Dollars)                           Aa2/AA-   1,547,708
   2,000,000   Federal Republic of Germany, 5.00% due 8/19/2005 (EURO)                                     Aaa/AAA   2,444,286

               Total Foreign Securities (Cost $3,336,174)                                                            3,991,994

COMMERCIAL PAPER - 2.40%
   2,000,000   American General Finance, 1.10% due 10/1/2003                                                 A1/P1   2,000,000
   2,000,000   American General Finance, 1.10% due 10/2/2003                                                 A1/P1   1,999,939
   3,000,000   American General Finance, 1.10% due 10/6/2003                                                 A1/P1   2,999,541

               Total Commercial Paper (Cost $6,999,480)                                                              6,999,480

               TOTAL INVESTMENTS  (100%) (Cost $284,795,832)                                                     $ 296,631,537


*   Principal amount in U.S. Dollars unless otherwise indicated, value is in U.S. Dollar.
+   Credit ratings are unaudited.
(a) Bond in default, non-income - producing security.
(b) When issued security. See notes to financial statements.


Report of Independent Auditors

Thornburg Limited Term Income Fund

September 30, 2003

To the Trustees and Shareholders of
Thornburg Limited Term Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund, each a series of Thornburg Investment Trust, (the "Funds") at September 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 7, 2003

Index Comparisons

GOVERNMENT FUND
Index Comparisons
The charts below compare performance of the Government Fund Class A shares and Class C shares to the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index for the periods ended September 30, 2003. On September 30, 2003, the weighted average securities ratings of the Index and the Fund were AAA and AAA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 4.0 years and 4.5 years, respectively. Class A shares became available on November 16, 1987, and Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg Limited Term U.S. Government Fund Class A Total Returns, Since November 30, 1987, versus Lehman Brothers Intermediate Government Bond Index and Consumer Price Index (C.P.I.)

Lehman Govt. Int. Index
Fund A Shares
CPI

Average Annual Total Returns
(periods ending 9/30/03) (at max. offering price)

A Shares

One Year:                           1.76%
Five Years:                         5.63%
Ten Years:                          5.62%
From Inception (11/16/87):          6.82%

Thornburg Limited Term U.S. Government Fund Class C Total Returns,
Since Inception, versus Lehman Brothers Intermediate Government Bond Index and Consumer Price Index (C.P.I.)

Lehman Govt. Int. Index
Fund C Shares
CPI

Average Annual Total Returns
(periods ending 9/30/03)

C Shares

One Year:                          2.46%
Five Years:                        5.57%
From Inception (9/1/94):           6.11%

The Lehman Brothers Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.


Index Comparisons

INCOME FUND
Index Comparisons
The charts below compare performance of the Income Fund Class A shares and Class C shares to the Lehman Brothers Intermediate Government/Credit Index and the Consumer Price Index for the periods ended September 30, 2003. On September 30, 2003, the weighted average securities ratings of the Index and the Fund were A and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 4.5 years and 4.7 years, respectively. Class A shares became available on October 1, 1992 and Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg Limited Term Income Fund Class A Total Returns, Since Inception, versus Lehman Brothers Government/Credit Index and Consumer Price Index (C.P.I.)


Lehman Gov./Credit. Index
Fund A Shares
CPI

Average Annual Total Returns
(periods ending 9/30/03) (at max. offering price)
A Shares

One Year:                            3.98%
Five Years:                          5.97%
Ten Years:                           6.08%
From Inception (10/1/92):            6.37%

Thornburg Limited Term Income Fund Class C Total Returns, Since Inception, versus Lehman Brothers Government/Credit Index and Consumer Price Index (C.P.I.)


Lehman Gov./Credit. Index
Fund C Shares
CPI

Average Annual Total Returns
(periods ending 9/30/03)
C Shares

One Year:                           4.70%
Five Years:                         5.89%
From Inception (9/1/94):            6.43%

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.


TRUSTEES and Officers

Thornburg Limited Term Income Funds

Name, Address         Position(s)       Term of      Principal                                Number of         Other
and Age (1)           Held with         Office       Occupation(s)                            Portfolios        Directorships
                      Fund (2)          and          During Past                              in Fund           Held by
                                        Length of    5 Years                                  Complex           Trustee or
                                        Time                                                  Overseen          Nominee for
                                        Served                                                by Trustee (2)    Trustee

Interested Trustees

Garrett               Chairman          Trustee      CEO, Chairman and controlling            Twelve            Director of
Thornburg,            of Trustees (3)   Since        shareholder of Thornburg                                   Thornburg Mortgage,
57                                      1987 (4)     Investment Management, Inc.                                Inc. (real estate
                                                     (investment adviser) and                                   investment trust)
                                                     Thornburg Securities
                                                     Corporation (securities dealer);
                                                     Chairman of Thornburg Limited
                                                     Term Municipal Fund, Inc.
                                                     (registered investment company);
                                                     CEO and Chairman of Thornburg
                                                     Mortgage, Inc. (real estate
                                                     investment trust); Chairman
                                                     of Thornburg Mortgage
                                                     Advisory Corporation (investment
                                                     manager to Thornburg Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee        President and Managing Director           Ten               None
47                  President (5)     Since          of Thornburg Investment
                                      2001;          Management, Inc.; President
                                      President      of Thornburg Limited Term
                                      Since 1997     Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee        Principal in Ater & Ater                  Ten               Director of
58                                    since          Associates, Santa Fe, New                                   Thornburg
                                      1994 (4)       Mexico (developer, planner                                  Mortgage, Inc.
                                                     and broker of residential and                               (real estate
                                                     commercial real estate); owner,                             investment trust)
                                                     developer and broker for
                                                     various real estate projects.

David D. Chase,     Trustee           Trustee        Chairman, President, CEO,                 Twelve            Director of
62                                    since          and General Partner of Vestor                               Thornburg
                                      2001 (4)       Partners, LP, Santa Fe, NM                                  Limited Term
                                                     (private equity fund); Chairman                             Municipal Fund,
                                                     and CEO of Vestor Holdings,                                 Inc.
                                                     Inc., Santa Fe, NM (merchant
                                                     bank).

Forrest S. Smith,   Trustee           Trustee        Trust and estate attorney in private      Ten               None
73                                    since          practice and shareholder, Catron, Catron
                                      1987 (4)       & Pottow, Santa Fe, NM (law firm).

James W. Weyhrauch, Trustee           Trustee        CEO and Vice Chairman,                    Ten               None
44                                    since          Nambe Mills, Inc., Santa Fe,
                                      1996 (4)       NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary         Secretary      Vice President, Secretary and             Not applicable    Not applicable
56                                    Since 1987     Managing Director, Thornburg
                                      (6)            Investment Management, Inc.;
                                                     Secretary, Thornburg Limited Term
                                                     Municipal Fund, Inc.; Secretary,
                                                     Thornburg Securities Corporation;
                                                     Vice President, Daily Tax Free
                                                     Income Fund, Inc. (registered
                                                     investment company).

Steven J. Bohlin,   Vice President,   Vice           Vice President and Managing               Not applicable    Not applicable
44                  Treasurer         President      Director of Thornburg Investment
                                      Since 1987;    Management, Inc.; Vice President
                                      Treasurer      of Thornburg Limited Term
                                      Since 1989     Municipal Fund, Inc.
                                      (6)

George Strickland,  Vice President    Vice           Vice President and Managing               Not applicable    Not applicable
40                                    President      Director of Thornburg Investment
                                      Since 1996     Management, Inc.; Vice President (and
                                      6)             Treasurer since 2003) of Thornburg Ltd
                                                     Term Municipal Fund, Inc.

William V. Fries,   Vice President    Vice           Managing Director of                      Not applicable   Not applicable
64                                    President      Thornburg Investment
                                      Since 1995     Management, Inc.
                                      (6)

Leigh Moiola,       Vice President    Vice           Vice President and Managing               Not applicable   Not applicable
36                                    President      Director of Thornburg Investment
                                      Since 2001     Management, Inc.; Vice President
                                      (6)            of Thornburg Limited Term
                                                     Municipal Fund, Inc. since 1999.

Kenneth Ziesenheim, Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
49                                    President      Investment Management, Inc.;
                                      Since 1995     President of Thornburg Securities
                                      (6)            Corporation; Vice President
                                                     of Thornburg Limited Term
                                                     Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
33                                    President      Investment Management, Inc.
                                      Since 2001     since 2000; Portfolio Manager,
                                      (6)            Insight Capital Research &
                                                     Management, Inc., Walnut Creek,
                                                     California 1995-2000.

Wendy Trevisani,    Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
32                                    President      Management, Inc. since 1999 and
                                      Since 1999     Vice President since 1999; Sales
                                      (6)            Representative, Salomon Smith
                                                     Barney 1996-1999.

Joshua Gonze,       Vice President    Vice           Associate (and Vice President             Not applicable   Not applicable
40                                    President      since 1999) of Thornburg
                                      Since 1999     Investment Management, Inc.;
                                      (6)            Vice President of Thornburg
                                                     Limited Term Municipal Fund, Inc.
                                                     since 2001.

Brad Kinkelaar,     Vice President    Vice           Associate Portfolio Manager of            Not applicable   Not applicable
35                                    President      Thornburg Investment Management,
                                      Since 1999     Inc. since 1999; Equity Investment
                                      (6)            Analyst, State Farm Insurance
                                                     Companies 1996-1999.

Kerry D. Lee,       Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
36                                    President      Management, Inc.; Vice President
                                      Since 1999     of Thornburg Limited Term
                                      (6)            Municipal Fund, Inc. since 1999.

Chris Ihlefeld,     Vice President    Vice           Vice President of Thornburg               Not applicable    Not applicable
33                                    President      Investment Management, Inc.;
                                      Since 2003     Vice President of Limited Term
                                      (4)            Municipal Fund, Inc. since 2003.

Leon Sandersfeld,   Vice President    Vice           Associate of Thornburg Investment         Not applicable    Not applicable
37                                    President      Management, Inc. since 2002;
                                      Since 2003     Senior Staff Accountant,
                                      (6)            Farm Bureau Life Insurance Co.
                                                     1998-2002.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2) The Fund is one of ten separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has ten active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment to the ten active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distribut or of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.

(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling
         1-800-847-0200.


PORTFOLIO PROXY VOTING

Policies and Procedures (Unaudited):

The Trust has delegated to Thornburg Investment Management, Inc. ("the Advisor") voting decisions respecting proxies for the Fund's voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1.800.847.0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Commencing November 30, 2004, information regarding how proxies were voted will be available on or before November 30 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

Thornburg Limited Term U.S. Government Fund
A Shares
Outperformed U.S. Government Money Market Index
(Unaudited)
Investors sometimes ask us to compare the returns of the Limited Term U.S. Government Fund to money market fund returns. These investments have certain differences, and investors in the Limited Term U.S. Government Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment 9/30/93 through 9/30/03 (after sales charge and fund expenses)

Lipper U.S. Gov't
Money Market Index                  $4,839

Thornburg Limited Term
U.S. Government Fund                $7,274

The chart above is for the Fund's Class A Shares only. Class B, Class C, Class I and Class R-1 Shares have different sales charges and expenses. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, three years, five years, and since inception for the Class A, B, C, I and R-1 shares of the Fund. Return for the money fund average is based upon 30-day yield quotations for taxable money funds as quoted in "Lipper U.S. Government Money Market Index" for the months covered by this analysis. The return for Limited Term U.S. Government Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price of $13.12 per share and the ending NAV of $13.23 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above.

Note 1: Future performance of any of these investments may bear no relationship to prior performance.

Note 2: This analysis does not take into account the effect, if any, caused by taxes. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in this money fund average.

Note 3:
Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Limited Term U.S. Government Fund invests in short-to-intermediate maturity U.S. Government and agency obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of LTUSX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes that the
dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. LTUSX also declares dividends daily and pays them monthly.

Thornburg Limited Term Income Fund
 a shares
Outperformed Lipper Money Market Index
(Unaudited)
Investors sometimes ask us to compare the returns of the Limited Term Income Fund to money market fund returns. These investments have certain differences, and investors in the Limited Term Income Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment 9/30/93 through 9/30/03 (after sales charge and fund expenses)

Lipper Taxable Money
Market Index                        $5,000

Thornburg Limited Term
Income Fund                         $8,048

The chart above is for the Fund's Class A Shares only. Class B, Class C, Class I and Class R-1 Shares have different sales charges and expenses. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, three years, five years, and since inception for the Class A, B, C, I and R-1 shares of the Fund. Return for the money fund average is based upon 30-day yield quotations for taxable money funds as quoted in "Lipper Money Market Index" for the months covered by this analysis. The return for Limited Term Income Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price of $12.74 per share and the ending NAV of $12.99 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above.

Note 1: Future performance of any of these investments may bear no relationship to prior performance.

Note 2: This analysis does not take into account the effect, if any, caused by taxes. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in this money fund average.

Note 3: Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Limited Term Income Fund invests in short-to-intermediate maturity fixed income obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of THIFX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. THIFX also declares dividends daily and pays them monthly.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.



Thornburg Limited Term Income Funds  I Shares

Annual Report
September 30, 2003

Thornburg Limited Term Income Funds ALL DATA AS OF 9/30/03.

         FUND FACTS:       Thornburg Limited Term U.S. Government Fund*
                                                   I Shares

Annualized Distribution Rate (at NAV)                3.07%

SEC Yield                                            2.48%

NAV                                                 $13.22

Maximum Offering Price                              $13.22

    TOTAL RETURNS:    (Annual Average - After Subtracting Maximum Sales Charge)
One Year                                             3.51%

Three Years                                          8.29%

Five Years                                           6.31%

Ten Years                                            N/A

Since Inception                                      6.96%

Inception Date                                     7/5/1996

         FUND FACTS:       Thornburg Limited Term Income Fund
                                                   I Shares

Annualized Distribution Rate (at NAV)                4.05%

SEC Yield                                            2.87%

NAV                                                 $12.99

Maximum Offering Price                              $12.99

    TOTAL RETURNS:    (Annual Average - After Subtracting Maximum Sales Charge)
One Year                                             5.89%

Three Years                                          8.49%

Five Years                                           6.61%

Ten Years                                             N/A

Since Inception                                      7.24%

Inception Date                                     7/5/1996

The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

The data quoted represent past performance and may not be construed as a guarantee of future results.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period.

The distribution rate is calculated by taking the sum of the month's total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending NAV to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the fund's NAV and current distributions.

Letter to shareholders

Dear Fellow Shareholder,

I am pleased to present the Annual Report for the Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund for the year ended September 30, 2003. The net asset value of an I share of the Thornburg Limited Term Income Fund ended the year at $12.99. If you were invested for the entire period, you received dividends of 54.6 cents per share. If you reinvested your dividends, you received 55.7 cents per share. The net asset value of an I share of the Thornburg Limited Term U.S. Government Fund ended the year at $13.22. If you were invested for the entire period, you received dividends of 50.6 cents per share. If you reinvested your dividends, you received 51.5 cents per share. Please read the accompanying exhibits for more detailed information and history.

Some market economists are calling this the "job loss recovery" as the US economy has shed over one million jobs since the end of the recession in 2001. At the same time, GDP has averaged 2% annual growth over this time period. While the GDP growth is not anything to write home about, it is growth. This growth has come about primarily from consumer spending, which is up 3% on an annual basis. The U.S. consumer has kept spending up mostly through savings from refinancing mortgages. But this refinancing wave is most likely over. U.S. corporations have hardly contributed to GDP growth, as they have spent the last few years cutting costs by closing sites, firing employees, and lowering capital expenditures. While this has led to improved profitability at lower revenues, this has been thin gruel to those who are unemployed or underemployed. Unless new jobs are created, consumer spending will probably slow. Falling imports can make for a larger GDP number, but do not add to future growth. US corporations must pick up their capital expenditures and add employees for GDP to grow at or above trend.

The yield curve has steepened over the last year as short-term rates have dropped while interest rates on bonds due in five years or more have moved up slightly. The Fed has stated that, with inflation not a serious concern, they shall wait to raise interest rates until it is clear that the U.S. economy has above-trend growth. All this means that short-term rates are probably going to stay low for some time. Many people have avoided buying bonds for fear that interest rates will head higher. They might be leaving a lot of extra interest income on the table. The yield curve is quite steep (the 10-year Treasury note yields 247 basis points more than the two-year Treasury note, as of September
30) and there is quite a pick up in yield by buying short/intermediate bonds rather than staying in cash.

Regardless of the direction of interest rates, we believe your funds are well positioned. The Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund are laddered portfolios of short to intermediate bonds. We do not speculate on the direction of interest rates. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some of the bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short to intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio; they can provide stability to the underlying principal, they can provide income for the portfolio, and, over the years, they have provided an attractive return versus money market instruments. Please review the charts at the back of this report, which show the return on an investment in the Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund versus the average of taxable money market funds.

Thank you for investing in our funds. We believe the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short to intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned, and we will maintain a steady course.


Steven J. Bohlin
Portfolio Manager

Statements of assets and liabilities

September 30, 2003

                                                                       Limited Term U.S.     Limited Term
                                                                        Government Fund       Income Fund
ASSETS
Investments at value (cost $238,122,625 and $284,795,832 respectively) .   $ 245,150,083    $ 296,631,537
Cash ...................................................................       2,175,281          988,525
Receivable for investments sold ........................................       2,000,000          478,627
Principal receivable ...................................................         100,128                0
Receivable for fund shares sold ........................................         348,691        1,672,653
Interest receivable ....................................................       2,400,135        3,495,677
Prepaid expenses and other assets ......................................          32,635           31,701
                  Total Assets .........................................     252,206,953      303,298,720

LIABILITIES
Payable for securities purchased .......................................       2,000,000        3,458,195
Payable for fund shares redeemed .......................................         620,953          474,593
Accounts payable and accrued expenses ..................................         166,767          146,360
Payable to investment advisor (Note 3) .................................          88,947          102,424
Dividends payable ......................................................         130,313          220,572
                  Total Liabilities ....................................       3,006,980        4,402,144
NET ASSETS .............................................................   $ 249,199,973    $ 298,896,576

NET ASSETS CONSIST OF:
         Undistributed (distribution in excess of) net investment income   $      83,335    $       5,946
         Net unrealized appreciation (depreciation) ....................       7,027,458       11,836,975
         Accumulated net realized (gain) loss ..........................      (3,217,833)      (1,683,076)
         Net capital paid in on shares of beneficial interest ..........     245,307,013      288,736,731
                                                                           $ 249,199,973    $ 298,896,576
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($176,875,586 and $184,497,130 applicable to 13,373,297 and 14,200,703
         shares of beneficial interest outstanding - Note 4) ...............   $   13.23     $   12.99

Maximum sales charge, 1.50% of offering price ..............................        0.20          0.20
Maximum Offering Price Per Share ...........................................   $   13.43     $   13.19

Class B Shares:
Net asset value and offering price per share*
         ($3,072,596 applicable to 232,337 shares of beneficial
         interest outstanding - Note 4) ....................................   $   13.22     $       0

Class C Shares:
Net asset value and offering price per share * ($56,166,467 and $54,926,477 applicable to 4,220,665 and 4,234,338 shares of
         beneficial interest outstanding - Note 4) .........................   $   13.31     $   12.97

Class I Shares:
Net asset value, offering and redemption price per share ($13,085,249 and
         $59,472,894 applicable to 989,485 and 4,577,496 shares
         of beneficial interest outstanding - Note 4) ......................   $   13.22     $   12.99

Class R-1 Shares:
Net asset value, offering and redemption price per share ($75 and $75 applicable to 6 and 6 shares
         of beneficial interest outstanding - Note 4) ......................   $   13.23     $   12.99

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges. See notes to financial statements.


Statements of operations

Thornburg Limited Term Income Funds

Year Ended September 30, 2003

                                                                Limited Term U.S.   Limited Term
INVESTMENT INCOME:                                               Government Fund    Income Fund
Interest income (net of premium amortized
of $1,611,234 and $1,092,070, respectively)                   $       10,186,107   $  11,550,369

EXPENSES:
Investment advisory fees (Note 3) ...............................        864,982       1,178,688
Administration fees (Note 3)
         Class A Shares .........................................        218,658         178,356
         Class B Shares .........................................          2,157
         Class C Shares .........................................         54,946          52,861
         Class I Shares .........................................          5,026          25,382
Distribution and service fees (Note 3)
         Class A Shares .........................................        367,252         256,848
         Class B Shares .........................................         17,254
         Class C Shares .........................................        439,572         422,891
Transfer agent fees
         Class A Shares .........................................        167,714         145,027
         Class B Shares .........................................         15,901
         Class C Shares .........................................         60,119          60,101
         Class I Shares .........................................         18,631          30,213
         Class R-1 Shares .......................................          2,002           2,002
Registration and filing fees ....................................
         Class A Shares                                                   15,222          11,686
         Class B Shares .........................................         13,360
         Class C Shares .........................................          9,026           8,905
         Class I Shares .........................................          9,932           9,648
         Class R-1 Shares .......................................          3,918           3,918
Custodian fees (Note 3) .........................................        115,312         149,334
Professional fees ...............................................         45,546          68,245
Accounting fees .................................................         10,374          17,960
Trustee fees ....................................................          5,298           5,238
Other expenses ..................................................         64,844          62,875

                  Total Expenses ................................      2,527,046       2,690,178
Less:
         Expenses reimbursed by investment advisor (Note 3) .....        (58,706)       (147,162)
         Distribution and service fees waived (Note 3) ..........       (228,413)       (211,445)
         Fees paid indirectly (Note 3) ..........................        (36,837)         (3,999)

                  Net Expenses ..................................      2,203,090       2,327,572

                  Net Investment Income .........................   $  7,983,017    $  9,222,797

                                                                  Limited Term U.S.   Limited Term
                                                                   Government Fund     Income Fund

REALIZED AND UNREALIZED GAIN (LOSS) Net Realized Gain (loss) on:
         Investments ............................................   $  4,695,491    $  1,068,074
         Foreign currency transactions ..........................              0           7,131

                                                                       4,695,491       1,075,205

Net change in unrealized appreciation (depreciation) on:
         Investments ............................................     (5,709,054)      2,952,369
         Foreign currency translation ...........................              0           1,755

                                                                      (5,709,054)      2,954,124

                  Net Realized and Unrealized
                     Gain (Loss) on Investments .................     (1,013,563)      4,029,329

                  Net Increase (Decrease) in Net Assets Resulting
                     from Operations ............................   $  6,969,454    $ 13,252,126

See notes to financial statements ...............................


Statements of changes in net assets

Thornburg Limited Term U.S. Government Fund

                                                                            Year Ended          Year Ended
                                                                         September 30, 2003   September 30, 2002
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income .................................                    $   7,983,017    $   6,276,998
Net realized gain (loss) on investments sold ..........                        4,695,491          (45,823)
Increase (Decrease) in unrealized appreciation ........                       (5,709,054)       6,659,263

                  Net Increase (Decrease) in Net Assets
                     Resulting from Operations ........                        6,969,454       12,890,438

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ...............................                       (6,174,157)      (5,307,301)
         Class B Shares ...............................                          (50,597)               0
         Class C Shares ...............................                       (1,378,892)        (738,851)
         Class I Shares ...............................                         (379,370)        (230,846)
         Class R-1 Shares .............................                               (1)               0

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares ...............................                       21,836,105       45,137,805
         Class B Shares ...............................                        3,080,205                0
         Class C Shares ...............................                       25,756,540       16,875,559
         Class I Shares ...............................                        6,129,775        2,740,106
         Class R-1 Shares .............................                               76                0

                  Net Increase (Decrease) in Net Assets                       55,789,138       71,366,910

NET ASSETS:
         Beginning of year ............................                      193,410,835      122,043,925

         End of year ..................................                    $ 249,199,973    $ 193,410,835

See notes to financial statements.


Statements of changes in net assets

Thornburg Limited Term Income Fund

                                                                             Year Ended         Year Ended
                                                                        September 30, 2003   September 30, 2002
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income ...................................................   $   9,222,797    $   6,161,024
Net realized gain (loss) on investments and foreign currency transactions       1,075,205
                                                                                                (1,194,478)
Increase (Decrease) in unrealized appreciation
         of investments and foreign currency translation ................       2,954,124        4,980,417

                  Net Increase (Decrease) in Net Assets
                     Resulting from Operations ..........................      13,252,126        9,946,963

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares .................................................      (5,571,809)      (3,809,143)
         Class C Shares .................................................      (1,505,535)        (901,134)
         Class I Shares .................................................      (2,145,452)      (1,450,747)
         Class R-1 Shares ...............................................              (1)               0

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares .................................................      77,437,936       46,400,735
         Class C Shares .................................................      23,908,108       14,339,460
         Class I Shares .................................................      19,271,605       14,170,007
         Class R-1 Shares ...............................................              76                0

                  Net Increase (Decrease) in Net Assets .................     124,647,054       78,696,141

NET ASSETS:
         Beginning of year ..............................................     174,249,522       95,553,381

         End of year ....................................................   $ 298,896,576    $ 174,249,522


See notes to financial statements.

Notes to financial statements

Thornburg Limited Term Income Funds

September 30, 2003

NOTE 1 - ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the "Government Fund") and Thornburg Limited Term Income Fund (the "Income Fund"), hereafter referred to collectively as the "Funds", are diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Funds: Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds' objectives are to obtain as high a level of current income as is consistent with the preservation of capital.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R-1) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R-1) shares. Each class of shares of a fund represents an interest in the same portfolio of investments of that fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R-1 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, each fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to service and distribution fees, administrative fees and certain registration and transfer agent expenses.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Funds utilize an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Funds to comply with the provisions of the Internal Revenue code applicable to "regulated investment companies" and to distribute all of their taxable income, including any net realized gain on investments to its shareholders. Therefore no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time a fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining each fund's net asset value. When effecting such transactions, assets of the Funds of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Funds' records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Income Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3- INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2003, these fees were payable at annual rates ranging from ..375 of 1% to .275 of 1% of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% of the average daily net assets of the Income Fund depending on each fund's asset size. The Funds also have an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each fund's shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to Class A, Class B, Class C, and Class R-1 shares, and up to .05 of 1% of the average daily net assets attributable to Class I shares. For the year ended September 30, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $25,229, $9,538, $18,019, and $5,920 for the Class B, C, I, and R-1 shares, respectively, of the Government Fund and $69,643, $35,730, $35,869, and $5,920 for the Class A, C, I, and R-1 shares, respectively, of the Income Fund.

The Funds have underwriting agreements with Thornburg Securities Corporation (the "Distributor"), which acts as the distributor of each fund's shares. For the year ended September 30, 2003, the Distributor has advised the Funds that it earned net commissions aggregating $4,694 and $246 from the sales of Class A shares of the Government Fund and Income Fund, respectively, and collected contingent deferred sales charges aggregating $16,456 and $14,111 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to the Class A, Class B, Class C, and Class R-1 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of each fund's shares. The Funds have also adopted distribution plans pursuant to Rule 12b-1, applicable to each fund's Class B, Class C, and Class R-1 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R-1 shares of the Funds at an annual rate of up to .75 of 1% of the average daily net assets attributable to these classes. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2003 are set forth in the statement of operations. Distribution fees of $8,627 for Class B shares of the Government Fund were waived. Distribution fees of $219,786 and $211,445 respectively for Class C shares of the Government Fund and Income Fund were waived.

The Funds have an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by each fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.
For the year ended September 30, 2003, the fees paid indirectly were $36,837 and $3,999 for the Government Fund and Income Fund respectively.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.


NOTE 4- SHARES OF BENEFICIAL INTEREST
At September 30, 2003 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

                                                                    Year Ended                     Year Ended
                                                               September 30, 2003              September 30, 2002
                                                               Shares        Amount           Shares         Amount
Class A Shares
Shares sold ...........................................      7,033,728    $ 93,088,730       5,830,978    $ 74,915,518
Shares issued to shareholders in ......................        352,071       4,651,838         308,530       3,936,572
   reinvestment of dividends
Shares repurchased ....................................     (5,757,412)    (75,904,463)     (2,644,186)    (33,714,285)
Net Increase (Decrease) ...............................      1,628,387    $ 21,836,105       3,495,322    $ 45,137,805

Class B Shares*
Shares sold ...........................................        265,526    $  3,519,557            --      $       --
Shares issued to shareholders in ......................          2,704          35,753            --              --
   reinvestment of dividends
Shares repurchased ....................................        (35,893)       (475,105)           --              --
Net Increase (Decrease) ...............................        232,337    $  3,080,205            --      $       --

Class C Shares
Shares sold ...........................................      2,733,738    $ 36,415,998       1,809,321    $ 23,357,218
Shares issued to shareholders in ......................         83,795       1,113,966          49,185         632,519
   reinvestment of dividends
Shares repurchased ....................................       (887,516)    (11,773,424)       (556,607)     (7,114,178)
Net Increase (Decrease) ...............................      1,930,017    $ 25,756,540       1,301,899    $ 16,875,559

*Effective date of Class B shares was November 1, 2002
                                                                      Year Ended                    Year Ended
                                                                September 30, 2003              September 30, 2002
                                                                Shares        Amount           Shares          Amount
Class I Shares
Shares sold ...........................................        808,309    $ 10,671,009         405,851    $  5,212,897
Shares issued to shareholders in ......................         24,410         322,502          15,459         197,119
   reinvestment of dividends
Shares repurchased ....................................       (367,766)     (4,863,736)       (209,432)     (2,669,910)
Net Increase (Decrease) ...............................        464,953    $  6,129,775         211,878    $  2,740,106

Class R-1 Shares*
Shares sold ...........................................              6    $         75            --      $       --
Shares issued to shareholders in ......................              0               1            --              --
   reinvestment of dividends
Shares repurchased ....................................              0            --              --              --
Net Increase (Decrease) ...............................              6    $         76            --      $       --

                                                                      Year Ended                     Year Ended
                                                                 September 30, 2003               September 30, 2002
                                                                Shares        Amount          Shares          Amount
Class A Shares
Shares sold ...........................................      7,033,728    $ 93,088,730       5,830,978    $ 74,915,518
Shares issued to shareholders in ......................        352,071       4,651,838         308,530       3,936,572
   reinvestment of dividends
Shares repurchased ....................................     (5,757,412)    (75,904,463)     (2,644,186)    (33,714,285)
Net Increase (Decrease) ...............................      1,628,387    $ 21,836,105       3,495,322    $ 45,137,805

Class B Shares*
Shares sold ...........................................        265,526    $  3,519,557            --      $       --
Shares issued to shareholders in ......................          2,704          35,753            --              --
   reinvestment of dividends
Shares repurchased ....................................        (35,893)       (475,105)           --              --
Net Increase (Decrease) ...............................        232,337    $  3,080,205            --      $       --

Class C Shares
Shares sold ...........................................      2,733,738    $ 36,415,998       1,809,321    $ 23,357,218
Shares issued to shareholders in ......................         83,795       1,113,966          49,185         632,519
   reinvestment of dividends
Shares repurchased ....................................       (887,516)    (11,773,424)       (556,607)     (7,114,178)
Net Increase (Decrease) ...............................      1,930,017    $ 25,756,540       1,301,899    $ 16,875,559

*Effective date of Class B shares was November 1, 2002
                                                                      Year Ended                     Year Ended
                                                                September 30, 2003               September 30, 2002
                                                               Shares         Amount           Shares          Amount
Class I Shares
Shares sold ...........................................        808,309    $ 10,671,009         405,851    $  5,212,897
Shares issued to shareholders in ......................         24,410         322,502          15,459         197,119
   reinvestment of dividends
Shares repurchased ....................................       (367,766)     (4,863,736)       (209,432)     (2,669,910)
Net Increase (Decrease) ...............................        464,953    $  6,129,775         211,878    $  2,740,106

Class R-1 Shares*
Shares sold ...........................................              6    $         75            --      $       --
Shares issued to shareholders in ......................              0               1            --              --
   reinvestment of dividends
Shares repurchased ....................................              0            --              --              --
Net Increase (Decrease) ...............................              6    $         76            --      $       --




INCOME FUND

                                                                   Year Ended                        Year Ended
                                                               September 30, 2003                September 30, 2002

                                                               Shares         Amount             Shares         Amount
Class A Shares
Shares sold ..........................................       8,212,612    $ 105,632,467        4,883,164    $  60,723,116
Shares issued to shareholders in .....................         317,279        4,076,963          216,337        2,686,604
   reinvestment of dividends
Shares repurchased ...................................      (2,518,725)     (32,271,494)      (1,375,041)     (17,008,985)
Net Increase (Decrease) ..............................       6,011,166    $  77,437,936        3,724,460    $  46,400,735

Class C Shares
Shares sold ..........................................       2,753,770    $  35,318,563        1,608,495    $  19,981,690
Shares issued to shareholders in .....................          83,893        1,076,023           57,332          707,055
   reinvestment of dividends
Shares repurchased ...................................        (973,489)     (12,486,478)        (510,378)      (6,349,285)
Net Increase (Decrease) ..............................       1,864,174    $  23,908,108        1,155,449    $  14,339,460

Class I Shares
Shares sold ..........................................       2,435,755    $  31,247,349        1,845,923    $  22,978,197
Shares issued to shareholders in .....................         150,329        1,931,913           96,298        1,197,933
   reinvestment of dividends
Shares repurchased ...................................      (1,080,571)     (13,907,657)        (806,185)     (10,006,123)
Net Increase (Decrease) ..............................       1,505,513    $  19,271,605        1,136,036    $  14,170,007

Class R-1 Shares*
Shares sold ..........................................               6    $          75             --      $        --
Shares issued to shareholders in .....................            --                  1             --               --
   reinvestment of dividends
Shares repurchased ...................................            --               --               --               --
Net Increase (Decrease) ..............................               6    $          76             --      $        --

* Effective date of Class R-1 Shares was July 1, 2003

NOTE 5 - SECURITIES TRANSACTIONS
For the year ended September 30, 2003, portfolio purchase and sale transactions (excluding short-term securities) were $143,743,069 and $77,220,696 for the Government Fund and $166,153,784 and $41,699,436 for the Income Fund, respectively.

NOTE 6 - INCOME TAXES
At September 30, 2003, information on the tax components of capital is as follows:
                                  Government         Income
                                     Fund             Fund
Cost of investments
   for tax purpose ...........   $ 238,122,625    $ 284,968,923

Gross tax unrealized
   appreciation ..............   $   8,607,808       13,951,669
Gross tax unrealized
   depreciation ..............      (1,580,350)      (2,289,055)
Net tax unrealized
   appreciation (depreciation)
   on investments $ ..........       7,027,458    $  11,662,614
Distributable earnings-
   ordinary income ...........   $      83,335    $     179,037


At September 30, 2003, the Government Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows: Capital loss carryovers expiring in:
         2004     $        2,026,055
         2008                 17,646
         2009              1,160,521
         2010                 13,611
                  $        3,217,833

At September 30, 2003, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:
Capital loss carryovers expiring in:
         2004     $          225,978
         2008                497,824
         2009                650,941
         2010                308,333
                  $        1,683,076

The Government Fund utilized $4,568,542 and the Income Fund utilized $98,558 of loss carry forwards during the year ended September 30, 2003. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

During the year ended September 30, 2003, $78,173 and $489,157 of capital loss carryforwards from prior years expired for the Government Fund and Income Fund respectively. These amounts were reclassed to paid-in capital.

For tax purposes, distributions for the years ended September 30, 2003 and September 30, 2002, were paid from ordinary income.

For the Income Fund, net investment income differs for financial statement and tax purposes due to differing treatments of defaulted securities.

Financial highlights

Thornburg Limited Term U.S. Government Fund

                                                                                      Year Ended September 30,
                                                                2003           2002           2001          2000          1999
Class I Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $       13.27  $       12.77  $       12.03  $      12.05  $      12.65

Income from investment operations:
    Net investment income ............................            0.51           0.62           0.72          0.72          0.70
    Net realized and unrealized
      gain (loss) on investments .....................           (0.05)          0.50           0.74         (0.02)        (0.60)

Total from investment operations .....................            0.46           1.12           1.46          0.70          0.10
Less dividends from:
    Net investment income ............................           (0.51)         (0.62)         (0.72)        (0.72)        (0.70)

Change in net asset value ............................           (0.05)          0.50           0.74         (0.02)        (0.60)

Net asset value, end of year .........................   $       13.22  $       13.27  $       12.77  $      12.03  $      12.05

Total return .........................................            3.51%          9.11%         12.45%         6.07%         0.82%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ............................            3.77%          4.86%          5.79%         6.06%         5.69%
    Expenses, after expense reductions ...............            0.64%          0.61%          0.61%         0.60%         0.60%
    Expenses, after expense reductions
      and net of custody credits .....................            0.62%          0.60%           --            --            --
    Expenses, before expense reductions ..............            0.82%          1.04%          1.21%         1.08%         1.06%

Portfolio turnover rate ..............................           35.06%          4.34%         15.23%        19.66%        19.39%

Net assets at end of year (000) .....................    $       13,085  $      6,960   $      3,992   $      3,819  $      5,612


Thornburg Limited Term Income Fund

                                                                                  Year Ended September 30,
                                                               2003            2002           2001           2000           1999
Class I Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ................ $        12.79  $        12.55  $       11.90  $       11.93  $       12.50

Income from investment operations:
    Net investment income .........................           0.55            0.65           0.77           0.77           0.73
    Net realized and unrealized
      gain (loss) on investments ..................           0.20            0.24           0.65          (0.03)         (0.57)

Total from investment operations ..................           0.75            0.89           1.42           0.74           0.16
Less dividends from:
    Net investment income .........................          (0.55)          (0.65)         (0.77)         (0.77)         (0.68)
    Return of Capital .............................            --              --             --             --           (0.05)

Change in net asset value .........................           0.20            0.24           0.65          (0.03)         (0.57)

Net asset value, end of year ...................... $        12.99  $        12.79  $       12.55  $       11.90  $       11.93

Total return ......................................           5.89%           7.38%         12.29%          6.46%          1.32%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income .......................           4.23%           5.19%          6.24%          6.54%          5.99%
    Expenses, after expense reductions ..........           0.69%           0.69%          0.70%          0.69%          0.69%
    Expenses, after expense reductions
      and net of custody credits ................           0.69%           0.69%           --             --             --
    Expenses, before expense reductions .........           0.76%           0.78%          0.89%          1.00%          1.01%

Portfolio turnover rate .........................          18.86%          21.63%         20.54%         59.46%         48.50%

Net assets at end of year (000) ................. $       59,473   $       39,281  $     24,298  $      12,094   $      9,928



Schedule of investments

Thornburg Limited Term U.S. Government Fund

September 30, 2003

CUSIPS:  CLASS A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699,  CLASS R-1 - 885-215-491
NASDAQ SYMBOLS:  CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS R-1 - LTURX

Principal
Amount         Security Name                                                                                  Value


U.S. Government Agencies (47.40%)
$    900,000   Federal Agricultural Mortgage Corp., 5.86% due 3/3/2006 ..................................   $    985,193
   1,000,000   Federal Agricultural Mortgage Corp., 8.07% due 7/17/2006 .................................      1,161,241
     200,000   Federal Agricultural Mortgage Corp., 6.71% due 7/28/2014 .................................        238,969
   4,650,000   Federal Farm Credit Bank, 1.875% due 1/16/2007 ...........................................      4,595,860
     350,000   Federal Farm Credit Bank, 6.75% due 7/7/2009 .............................................        412,361
   1,900,000   Federal Farm Credit Bank Consolidated MTN, 5.875% due 7/28/2008 ..........................      2,137,998
   1,300,000   Federal Farm Credit Bank Consolidated MTN, 5.87% due 9/2/2008 ............................      1,463,783
     200,000   Federal Farm Credit Bank Consolidated MTN, 5.35% due 12/11/2008 ..........................        220,522
     300,000   Federal Farm Credit Bank Consolidated MTN, 5.80% due 3/19/2009 ...........................        337,279
     240,000   Federal Farm Credit Bank Consolidated MTN, 6.06% due 5/28/2013 ...........................        272,413
     265,000   Federal Home Loan Bank, 6.55% due 3/7/2005 ...............................................        284,079
     100,000   Federal Home Loan Bank, 6.345% due 11/1/2005 .............................................        109,679
     225,000   Federal Home Loan Bank, 5.24% due 12/7/2005 ..............................................        241,850
     100,000   Federal Home Loan Bank, 5.37% due 1/20/2006 ..............................................        108,018
   3,000,000   Federal Home Loan Bank, 2.25% due 5/15/2006 ..............................................      3,016,644
     100,000   Federal Home Loan Bank, 6.09% due 6/2/2006 ...............................................        110,512
     200,000   Federal Home Loan Bank, 7.76% due 11/21/2006 .............................................        233,066
   1,000,000   Federal Home Loan Bank, 6.37% due 9/26/2007 ..............................................      1,130,216
     475,000   Federal Home Loan Bank, 6.075% due 1/2/2008 ..............................................        533,449
     150,000   Federal Home Loan Bank, 7.00% due 2/15/2008 ..............................................        174,703
   2,050,000   Federal Home Loan Bank, 5.98% due 6/18/2008 ..............................................      2,310,721
     570,000   Federal Home Loan Bank, 5.015% due 10/8/2008 .............................................        617,898
     225,000   Federal Home Loan Bank, 5.53% due 11/24/2008 .............................................        249,659
   1,250,000   Federal Home Loan Bank, 5.48% due 1/8/2009 ...............................................      1,384,374
   1,465,000   Federal Home Loan Bank, 5.67% due 2/26/2009 ..............................................      1,635,626
   3,000,000   Federal Home Loan Bank, 5.70% due 3/3/2009 ...............................................      3,355,701
   3,000,000   Federal Home Loan Bank, 5.985% due 4/9/2009 ..............................................      3,399,495
     200,000   Federal Home Loan Bank, 5.79% due 4/27/2009 ..............................................        224,553
   2,000,000   Federal Home Loan Bank, 4.00% due 9/30/2010 ..............................................      2,000,000
      75,000   Federal Home Loan Mortgage Corp., 5.98% due 12/8/2005 ....................................         81,751
     300,000   Federal Home Loan Mortgage Corp., 6.80% due 3/19/2007 ....................................        344,683
     105,954   Federal Home Loan Mortgage Corp., Pool # 141016, 9.25% due 11/1/2016 .....................        116,302
     316,699   Federal Home Loan Mortgage Corp., Pool # 141412, 8.50% due 4/1/2017 ......................        346,329
      37,462   Federal Home Loan Mortgage Corp., Pool # 160043, 8.75% due 4/1/2008 ......................         40,247
      42,891   Federal Home Loan Mortgage Corp., Pool # 181730, 8.50% due 5/1/2008 ......................         46,160
         723   Federal Home Loan Mortgage Corp., Pool # 200075, 9.00% due 9/1/2004 ......................            743
      49,664   Federal Home Loan Mortgage Corp., Pool # 252986, 10.75% due 4/1/2010 .....................         54,904
      29,726   Federal Home Loan Mortgage Corp., Pool # 256764, 8.75% due 10/1/2014 .....................         31,935
      65,589   Federal Home Loan Mortgage Corp., Pool # 260486, 9.00% due 1/1/2010 ......................         71,347
     187,164   Federal Home Loan Mortgage Corp., Pool # 273822, 8.50% due 4/1/2009 ......................        200,256
      17,558   Federal Home Loan Mortgage Corp., Pool # 291880, 8.25% due 5/1/2017 ......................         19,132
      69,813   Federal Home Loan Mortgage Corp., Pool # 294817, 9.75% due 1/1/2017 ......................         78,075
      29,915   Federal Home Loan Mortgage Corp., Pool # 298107, 10.25% due 8/1/2017 .....................         33,686
     139,169   Federal Home Loan Mortgage Corp., Pool # 770297, 4.00% due 6/1/2018 ......................        141,777
     110,805   Federal Home Loan Mortgage Corp., Pool # C90041, 6.50% due 11/1/2013 .....................        116,537
      13,165   Federal Home Loan Mortgage Corp., Pool # D06907, 9.00% due 4/1/2017 ......................         14,002
      33,229   Federal Home Loan Mortgage Corp., Pool # D06908, 9.50% due 9/1/2017 ......................         36,536
     157,540   Federal Home Loan Mortgage Corp., Pool # D37120, 7.00% due 7/1/2023 ......................        167,068
     134,511   Federal Home Loan Mortgage Corp., Pool # E00170, 8.00% due 7/1/2007 ......................        142,277
      94,430   Federal Home Loan Mortgage Corp., Pool # E49074, 6.50% due 7/1/2008 ......................         99,712
     135,074   Federal Home Loan Mortgage Corp., Pool # E61778, 6.50% due 4/1/2008 ......................        141,549
      13,652   Federal Home Loan Mortgage Corp., Pool # E65962, 7.00% due 5/1/2008 ......................         14,134
     492,353   Federal Home Loan Mortgage Corp. CMO Series 2137 Class TM, 6.50% due 1/15/2028                    505,917
   4,500,000   Federal Home Loan Mortgage Corp. CMO Series 2603 Class TN, 4.00% due 10/15/2011 ..........      4,542,066
     391,000   Federal National Mortgage Association, 5.125% due 2/13/2004 ..............................        396,752
   1,425,000   Federal National Mortgage Association, 3.10% due 7/28/2006 ...............................      1,432,609
     175,440   Federal National Mortgage Association, Pool # 008307, 8.00% due 5/1/2008 .................        189,451
      46,339   Federal National Mortgage Association, Pool # 019535, 10.25% due 7/1/2008 ................         49,773
     204,094   Federal National Mortgage Association, Pool # 033356, 9.25% due 8/1/2016 .................        226,542
       9,388   Federal National Mortgage Association, Pool # 040526, 9.25% due 1/1/2017 .................         10,030
     142,236   Federal National Mortgage Association, Pool # 044003, 8.00% due 6/1/2017 .................        155,555
     131,028   Federal National Mortgage Association, Pool # 050811, 7.50% due 12/1/2012 ................        139,958
     190,190   Federal National Mortgage Association, Pool # 050832, 7.50% due 6/1/2013 .................        203,378
     139,888   Federal National Mortgage Association, Pool # 076388, 9.25% due 9/1/2018 .................        155,315
      58,765   Federal National Mortgage Association, Pool # 077725, 9.75% due 10/1/2018 ................         64,196
     441,574   Federal National Mortgage Association, Pool # 100286, 7.50% due 8/1/2009 .................        472,270
      78,022   Federal National Mortgage Association, Pool # 112067, 9.50% due 10/1/2016 ................         87,280
     128,812   Federal National Mortgage Association, Pool # 156156, 8.50% due 4/1/2021 .................        140,683
     106,959   Federal National Mortgage Association, Pool # 190555, 7.00% due 1/1/2014 .................        113,781
     108,254   Federal National Mortgage Association, Pool # 190703, 7.00% due 3/1/2009 .................        115,289
     244,656   Federal National Mortgage Association, Pool # 190836, 7.00% due 6/1/2009 .................        260,555
     169,708   Federal National Mortgage Association, Pool # 250387, 7.00% due 11/1/2010 ................        180,698
     184,321   Federal National Mortgage Association, Pool # 250481, 6.50% due 11/1/2015 ................        193,153
     121,156   Federal National Mortgage Association, Pool # 251258, 7.00% due 9/1/2007 .................        127,878
     242,265   Federal National Mortgage Association, Pool # 251759, 6.00% due 5/1/2013 .................        253,435
     597,644   Federal National Mortgage Association, Pool # 252648, 6.50% due 5/1/2022 .................        626,062
     142,273   Federal National Mortgage Association, Pool # 252787, 7.00% due 8/1/2006 .................        146,736
     193,217   Federal National Mortgage Association, Pool # 303383, 7.00% due 12/1/2009 ................        203,937
     173,634   Federal National Mortgage Association, Pool # 312663, 7.50% due 6/1/2010 .................        185,682
     323,973   Federal National Mortgage Association, Pool # 323706, 7.00% due 2/1/2009 .................        341,949
     172,136   Federal National Mortgage Association, Pool # 334996, 7.00% due 2/1/2011 .................        183,282
     708,713   Federal National Mortgage Association, Pool # 342947, 7.25% due 4/1/2024 .................        757,479
      80,800   Federal National Mortgage Association, Pool # 345775, 8.50% due 12/1/2024 ................         88,246
     132,916   Federal National Mortgage Association, Pool # 373942, 6.50% due 12/1/2008 ................        140,801
   1,866,089   Federal National Mortgage Association, Pool # 380488, 6.10% due 7/1/2008 .................      2,062,972
   2,815,646   Federal National Mortgage Association, Pool # 380633, 6.18% due 9/1/2008 .................      3,123,476
   1,738,870   Federal National Mortgage Association, Pool # 381146, 6.04% due 1/1/2009 .................      1,919,795
     903,225   Federal National Mortgage Association, Pool # 382450, 7.86% due 6/1/2010 .................      1,080,036
   1,305,145   Federal National Mortgage Association, Pool # 382616, 7.40% due 8/1/2010 .................      1,530,789
   1,072,586   Federal National Mortgage Association, Pool # 382709, 7.40% due 8/1/2008 .................      1,230,004
     308,415   Federal National Mortgage Association, Pool # 382889, 7.35% due 12/1/2010 ................        354,195
     342,896   Federal National Mortgage Association, Pool # 382926, 7.37% due 12/1/2010 ................        393,044
   3,540,598   Federal National Mortgage Association, Pool # 383363, 6.235% due 3/1/2011 ................      3,874,742
   1,814,900   Federal National Mortgage Association, Pool # 383849, 6.65% due 8/1/2011 .................      2,076,451
   1,058,495   Federal National Mortgage Association, Pool # 384193, 6.17% due 9/1/2011 .................      1,185,072
     630,664   Federal National Mortgage Association, Pool # 384243, 6.10% due 10/1/2011 ................        683,679
   1,081,657   Federal National Mortgage Association, Pool # 384746, 5.86% due 2/1/2009 .................      1,183,209
   1,478,266   Federal National Mortgage Association, Pool # 385263, 5.41% due 11/1/2006 ................      1,573,620
   3,254,570   Federal National Mortgage Association, Pool # 385714, 4.70% due 1/1/2010 .................      3,337,968
      12,051   Federal National Mortgage Association, Pool # 400569, 6.00% due 4/1/2009 .................         12,313
     467,631   Federal National Mortgage Association, Pool # 406384, 8.25% due 12/1/2024 ................        508,752
     518,552   Federal National Mortgage Association, Pool # 443909, 6.50% due 9/1/2018 .................        542,432
   3,500,000   Federal National Mortgage Association, Pool # 460568, 5.20% due 12/1/2006 ................      3,655,700
     755,130   Federal National Mortgage Association, Pool # 516363, 5.00% due 3/1/2014 .................        773,927
     728,355   Federal National Mortgage Association, Pool # 555207, 7.00% due 11/1/2017 ................        763,314
     432,590   Federal National Mortgage Association CMO Series 1992-22 Class HC, 7.00% due 3/25/2007 ...        454,862
     750,000   Federal National Mortgage Association CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008 ..        820,121
     438,571   Federal National Mortgage Association CMO Series 1993-112 Class EC, 7.00% due 1/25/2011 ..        441,338
     250,000   Federal National Mortgage Association CMO Series 1993-122 Class D, 6.50% due 6/25/2023 ...        270,152
     437,896   Federal National Mortgage Association CMO Series 1993-32 Class H, 6.00% due 3/25/2023 ....        461,916
   1,148,818   Federal National Mortgage Association CMO Series 1993-35 Class G, 6.50% due 11/25/2006 ...      1,213,806
   9,000,000   Federal National Mortgage Association Discount Notes, 1.02% due 10/15/2003 ...............      8,996,430
     146,733   Government National Mortgage Association, Pool # 000623, 8.00% due 9/20/2016 .............        159,469
     163,615   Government National Mortgage Association, Pool # 016944, 7.50% due 5/15/2007 .............        172,447
      48,489   Government National Mortgage Association, Pool # 296697, 9.50% due 10/15/2005 ............         51,259
      85,836   Government National Mortgage Association, Pool # 306636, 8.25% due 12/15/2006 ............         91,445
      78,600   Government National Mortgage Association, Pool # 313403, 6.80% due 5/20/2023 .............         83,563
     253,277   Government National Mortgage Association, Pool # 357090, 6.80% due 4/20/2025 .............        268,793
     265,292   Government National Mortgage Association, Pool # 369693, 7.00% due 1/15/2009 .............        283,119
     137,413   Government National Mortgage Association, Pool # 409921, 7.50% due 8/15/2010 .............        147,403
     108,038   Government National Mortgage Association, Pool # 410240, 7.00% due 12/15/2010 ............        115,350
      93,560   Government National Mortgage Association, Pool # 410271, 7.50% due 8/15/2010 .............        100,361
     155,404   Government National Mortgage Association, Pool # 410846, 7.00% due 12/15/2010 ............        165,922
     159,964   Government National Mortgage Association, Pool # 430150, 7.25% due 12/15/2026 ............        171,169
     267,516   Government National Mortgage Association, Pool # 447040, 7.75% due 5/15/2027 .............        288,345
     230,105   Government National Mortgage Association, Pool # 453928, 7.00% due 7/15/2017 .............        246,554
      77,177   Government National Mortgage Association, Pool # 780063, 7.00% due 9/15/2008 .............         82,140
     341,858   Government National Mortgage Association, Pool # 780448, 6.50% due 8/15/2011 .............        363,410
     278,840   Government National Mortgage Association CMO Series 2002-67 Class VA, 6.00% due 3/20/2013         295,246
   1,794,168   Government National Mortgage Association CMO Series 2003-31 Class YA, 4.00% due 5/16/2021       1,827,250
   3,861,916   Government National Mortgage Association CMO Series 2003-67 Class PN, 4.00% due 11/20/2020      3,951,826
     103,529   Guaranteed Export Trust 1995-A Certificate, 6.28% due 6/15/2004 ..........................        105,977
   2,875,200   Overseas Private Investment Corp., 4.10% due 11/15/2014 ..................................      2,921,376
   1,000,000   Private Export Funding Corp., 4.974% due 8/15/2013 .......................................      1,050,108
   2,000,000   Private Export Funding Corp. Secured Note Series M, 5.34% due 3/15/2006 ..................      2,166,066
   1,000,000   Private Export Funding Corp. Secured Note Series P, 5.685% due 5/15/2012 .................      1,102,834
   3,000,000   Tennessee Valley Authority, 4.75% due 8/1/2013 ...........................................      3,094,965
   1,895,864   United States Government General Services, 7.62% due 9/15/2010 ...........................      2,237,119

               Total U.S. Government Agencies (Cost $108,199,634) .......................................    114,043,373

   United States Treasury (52.60%)
$  7,750,000   United States Treasury Notes, 7.25% due 5/15/2004 ........................................   $  8,046,980
   3,700,000   United States Treasury Notes, 7.25% due 8/15/2004 ........................................      3,897,865
  10,000,000   United States Treasury Notes, 1.50% due 2/28/2005 ........................................     10,046,090
   4,900,000   United States Treasury Notes, 6.50% due 5/15/2005 ........................................      5,311,904
   4,500,000   United States Treasury Notes, 6.50% due 8/15/2005 ........................................      4,924,863
   7,000,000   United States Treasury Notes, 5.75% due 11/15/2005 .......................................      7,615,783
   3,000,000   United States Treasury Notes, 5.625% due 2/15/2006 .......................................      3,278,556
   5,500,000   United States Treasury Notes, 4.625% due 5/15/2006 .......................................      5,902,831
   2,000,000   United States Treasury Notes, 7.00% due 7/15/2006 ........................................      2,278,438
   9,000,000   United States Treasury Notes, 4.375% due 5/15/2007 .......................................      9,661,644
   4,000,000   United States Treasury Notes, 6.125% due 8/15/2007 .......................................      4,556,248
  10,000,000   United States Treasury Notes, 2.625% due 5/15/2008 .......................................      9,973,830
  10,000,000   United States Treasury Notes, 5.50% due 5/15/2009 ........................................     11,311,720
  15,000,000   United States Treasury Notes, 6.50% due 2/15/2010 ........................................     17,800,200
   6,000,000   United States Treasury Notes, 5.75% due 8/15/2010 ........................................      6,869,298
  20,000,000   United States Treasury Notes, 3.625% due 5/15/2013 .......................................     19,630,460

               Total United States Treasury (Cost $129,922,991) .........................................    131,106,710

               TOTAL INVESTMENTS (100%) (Cost $238,122,625) .............................................   $245,150,083

See notes to financial statements.


Thornburg Limited Term Income Fund

September 30, 2003

CUSIPS: CLASS A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS R-1 - 885-215-483
NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS R-1 - THIRX

Principal                                                                                             Credit Rating+
Amount*        Security Name                                                                            Moody's/S&P    Value

U.S. TREASURY SECURITIES - 5.20%
$  1,100,000   United States Treasury Notes, 6.50% due 5/15/2005 .......................................   Aaa/AAA $ 1,192,468
   4,500,000   United States Treasury Notes, 4.625% due 5/15/2006 ......................................   Aaa/AAA   4,829,589
   1,500,000   United States Treasury Notes, 4.75% due 11/15/2008 ......................................   Aaa/AAA   1,633,887
   2,500,000   United States Treasury Notes, 5.75% due 8/15/2010 .......................................   Aaa/AAA   2,862,208
   5,000,000   United States Treasury Notes, 3.625% due 5/15/2013 ......................................   Aaa/AAA   4,907,615

Total U.S. Treasury Securities (Cost $14,708,199)

  15,425,767   U. S. GOVERNMENT AGENCIES - 5.70%
     210,000   Export Funding Trust Series 1994-A Pass Through Certificate,  7.89% due 2/15/2005           Aaa/AAA    219,948
     500,000   Federal Agricultural Mortgage Corp., 4.85% due 11/4/2003                                    Aaa/AAA    501,711
     710,000   Federal Farm Credit Bank, 5.96% due 6/16/2008                                               Aaa/AAA    800,629
     100,000   Federal Home Loan Bank, 5.38% due 11/24/2003                                                Aaa/AAA    100,624
      50,000   Federal Home Loan Bank, 6.00% due 8/25/2005                                                 Aaa/AAA     54,196
   2,000,000   Federal Home Loan Bank, 2.25% due 5/15/2006                                                 Aaa/AAA  2,011,096
     150,000   Federal Home Loan Bank, 4.875% due 5/15/2007                                                Aaa/AAA    161,534
     500,000   Federal Home Loan Bank, 5.833% due 1/23/2008                                                Aaa/AAA    557,112
      75,000   Federal Home Loan Bank, 5.785% due 4/14/2008                                                Aaa/AAA     83,624
     300,000   Federal Home Loan Bank, 5.835% due 7/15/2008                                                Aaa/AAA    336,501
     480,000   Federal Home Loan Bank, 5.48% due 9/22/2008                                                 Aaa/AAA    531,486
     250,000   Federal Home Loan Bank, 5.085% due 10/7/2008                                                Aaa/AAA    271,816
     200,000   Federal Home Loan Bank, 5.038% due 10/14/2008                                               Aaa/AAA    217,004
      75,000   Federal Home Loan Bank, 5.365% due 12/11/2008                                               Aaa/AAA     82,629
      85,000   Federal Home Loan Bank, 5.985% due 4/9/2009                                                 Aaa/AAA     96,319
      16,609   Federal Home Loan Mortgage Corp., Pool # 850082, 9.00% due 10/1/2005                        Aaa/AAA     17,373
     162,951   Federal National Mortgage Association, Pool # 020155, 7.491% due 8/1/2014                   Aaa/AAA    167,767
     224,200   Federal National Mortgage Association, Pool # 190534, 6.00% due 12/1/2008                   Aaa/AAA    234,873
      50,490   Federal National Mortgage Association, Pool # 297033, 8.00% due 12/1/2009                   Aaa/AAA     54,126
     124,165   Federal National Mortgage Association, Pool # 303777, 7.00% due 3/1/2011                    Aaa/AAA    132,205
     586,948   Federal National Mortgage Association, Pool # 382398, 8.00% due 5/1/2011                    Aaa/AAA    690,581
   1,219,731   Federal National Mortgage Association, Pool # 383398, 6.42% due 4/1/2011                    Aaa/AAA  1,363,876
     482,907   Federal National Mortgage Association, Pool # 384471, 5.185% due 11/1/2008                  Aaa/AAA    513,682
     130,333   Federal National Mortgage Association, Pool # 384521, 5.095% due 12/1/2011                  Aaa/AAA    136,963
     800,000   Federal National Mortgage Association, Pool # 460568, 5.20% due 12/1/2006                   Aaa/AAA    835,589
     531,024   Federal National Mortgage Association CMO Series 2003-66 Class PM, 3.50% due 12/25/2008     Aaa/AAA    533,810
      64,850   Government National Mortgage Association, Pool # 003007, 8.50% due 11/20/2015               Aaa/AAA     72,192
      43,185   Government National Mortgage Association, Pool # 827148, 4.375% due 2/20/2024               Aaa/AAA     44,128
   3,923,714   Government National Mortgage Association CMO Series 2003-67 Class PN, 4.00% due 11/20/2020  Aaa/AAA  4,015,063
   2,000,000   Tennessee Valley Authority, 4.75% due 8/1/2013 ..........................................   Aaa/AAA  2,063,310

                   Total U. S. Government Agencies (Cost $16,339,451)                                              16,901,767

ASSET BACKED SECURITIES - 0.90%
$    873,443   Associates Manufactured Housing Trust 1996-1 A5, 7.60% due 3/15/2027                        Aaa/AAA $  923,447
     137,723   Bank America Mortgage Secs Inc. Series 02-7, Class-2A4, 5.75% due 8/25/2032 .............   Aa2/NA     140,115
     111,338   Centex Home Equity Series 2001-A A3, 5.93% due 11/24/2025 ...............................   Aaa/AAA    112,298
     250,000   Chase Credit Card Owner Trust 2001-5 A, 1.22% due 2/15/2007 .............................   Aaa/AAA    250,052
     147,716   Chase Mortgage Finance Trust 1999-S9 A3, 6.25% due 7/25/2014                                 NR/AAA    151,151
     765,879   CNH Equipment Trust, 1.37% due 7/17/2006 ................................................   Aaa/AAA    766,595
     125,129   Residential Asset Security Mortgage Pass Thru, 5.751% due 3/25/2027 .....................   Aaa/AAA    125,864
     213,272   Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032 .......................   Aaa/AAA    216,521

                    Total Asset Backed Securities (Cost $2,661,246)                                                 2,686,043

CORPORATE BONDS - 62.00%
BANKS
   1,565,000   Capital One Bank, 6.70% due 5/15/2008 ................................................... Baa2/BBB-  1,729,899
   2,500,000   Fifth Third Bank, 3.375% due 8/15/2008 .................................................. Aa1/AA-    2,514,580
     700,000   HSBC USA Inc., 8.375% due 2/15/2007 ..................................................... A1/A+        818,977
     500,000   KeyCorp, 8.00% due 7/1/2004 ............................................................. A3/BBB+      523,639
   1,000,000   Mercantile Bancorp, 7.30% due 6/15/2007 ................................................. A1/A       1,161,617
     250,000   Nations Bank Corp. Medium Term Note, 7.23% due 8/15/2012 ................................ Aa2/A+       292,445
     500,000   Northern Trust Co. Medium Term Note, 6.25% due 6/2/2008 ................................. A1/A+        559,119
      95,000   PNC Funding Corp., 6.875% due 7/15/2007 ................................................. A3/BBB+      108,051
     120,000   Union Planters Corp., 6.75% due 11/1/2005 ............................................... A3/BBB-      131,304
   2,900,000   United States Central Credit Union, 2.75% due 5/30/2008 ................................. Aa1/AAA    2,848,383
     385,000   US Bank, 5.625% due 11/30/2005 .......................................................... Aa2/AA-      416,983
     400,000   US Bank, 6.30% due 7/15/2008 ............................................................ Aa3/A+       454,688

                                                                                                                   11,559,685

 CAPITAL GOODS
     250,000   Caterpillar Financial Services Corp., 6.40% due 2/15/2008 .............................   A2/A         276,134
     800,000   Emerson Electric Co., 5.75% due 11/1/2011 .............................................   A2/A         871,022
     400,000   Energy East Corp., 7.75% due 11/15/2003 ...............................................   Baa2/BBB     402,696
     600,000   Gatx Capital Corp., 6.875% due 11/1/2004 ..............................................   Baa3/BBB-    611,581
     244,497   General American Railcar Corp., 6.69% due 9/20/2016 Aa2/AA ............................                250,900
   1,000,000   Hubbell Inc., 6.375% due 5/15/2012 A3/A+ ..............................................              1,137,235
     200,000   Illinois Tool Works Inc., 5.75% due 3/1/2009 ..........................................   Aa3/AA-      223,224
     450,000   John Deere Capital Corp., 5.125% due 10/19/2006 .......................................   A3/A-        485,173
   1,000,000   Johnson Controls Inc., 5.00% due 11/15/2006 ...........................................   A2/A       1,079,534
   1,000,000   Pentair Inc., 7.85% due 10/15/2009 Baa3/BBB 1,178,045
     900,000   Pitney Bowes Inc., 5.875% due 5/1/2006 ................................................   Aa3/AA       983,086
     900,000   Pitney Bowes Inc., 4.625% due 10/1/2012 ...............................................   Aa3/AA       912,234
   5,000,000   Pitney Bowes Inc., 3.875% due 6/15/2013 ...............................................   Aa3/AA     4,760,120
     260,000   Textron Financial Corp., 5.95% due 3/15/2004 ..........................................   A3/A-        264,776

                                                                                                                   13,435,760

 COMMERCIAL SERVICES & SUPPLIES
$    250,000   Aramark Services Inc., 7.00% due 7/15/2006                                                Baa3/BBB- $  275,828
     250,000   Science Applications International Corp., 6.75% due 2/1/2008                              A3/A-        277,264
   1,000,000   Science Applications International Corp., 6.25% due 7/1/2012                              A3/A-      1,105,671
   1,650,000   Valassis Communications, 6.625% due 1/15/2009                                             Baa3/BBB-  1,821,283
   1,000,000   Waste Management Inc., 6.50% due 11/15/2008 ............................................. Baa3/BBB   1,116,814
     725,000   Waste Management Inc., 6.875% due 5/15/2009 ............................................. Baa3/BBB     821,546
     500,000   Waste Management Inc., 7.375% due 8/1/2010                                                Baa3/BBB     584,482
     215,000   WMX Technologies Inc., 6.375% due 12/1/2003 ............................................. Baa3/BBB     216,488
   1,010,000   WMX Technologies Inc., 7.00% due 5/15/2005                                                Baa3/BBB   1,085,014
     550,000   WMX Technologies Inc., 7.00% due 10/15/2006 ............................................. Baa3/BBB     615,884

   7,920,274

  DIVERSIFIED FINANCIALS
     200,000   American General Finance Corp. Medium Term Note, 4.625% due 9/1/2010                      A1/A+        204,948
   1,000,000   Beneficial Corp., 6.80% due 7/22/2005 .................................................   A1/A       1,077,405
   1,000,000   Berkshire Hathaway Finance Corp., 4.625% due 10/15/2013(b) ............................   Aaa/AAA      995,070
      75,000   Dun & Bradstreet Corp., 6.625% due 3/15/2006 ..........................................   NR/BBB+       81,529
     150,000   Ford Motor Credit, 6.24% due 12/15/2004 ...............................................   A3/BBB       153,558
   2,900,000   General Electric Capital Corp., 5.00% due 2/15/2007                                       Aaa/AAA    3,116,552
     200,000   General Electric Capital Corp., 7.75% due 6/9/2009 ....................................   Aaa/AAA      239,938
     400,000   General Electric Capital Corp., 7.375% due 1/19/2010 ..................................   Aaa/AAA      475,000
     400,000   Household Finance Corp., 5.20% due 8/15/2005 ..........................................   A1/A         417,828
     100,000   Household Finance Corp., 5.90% due 5/15/2006 ..........................................   A1/A         106,311
     550,000   Household Finance Corp., 7.20% due 7/15/2006 ..........................................   A1/A         619,602
     400,000   Household Finance Corp., 5.75% due 1/30/2007 ..........................................   A1/A         436,656
     400,000   Household Finance Corp., 6.40% due 9/15/2009 ..........................................   A1/A         429,475
     950,000   International Lease Finance Corp. Medium Term Note, 5.95% due 6/6/2005 ................   A1/AA-     1,008,117
   2,600,000   Jefferies Group Inc. Senior Note Series B, 7.50% due 8/15/2007 ........................   Baa2/BBB-  2,944,100
     700,000   Lehman Brothers Holdings Inc., 3.50% due 8/7/2008 .....................................   A2/A         701,409
     800,000   Schwab Charles Corp. Medium Term Note, 6.30% due 4/28/2006 ............................   A2/A-        874,802
   1,400,000   SLM Corp., 5.00% due 10/1/2013 ........................................................   A2/A       1,415,304
     800,000   Toyota Motor Credit Corp., 2.875% due 8/1/2008 ........................................   Aaa/AAA      794,719

  16,092,323

 ENERGY
     575,000   Allete Inc., 7.80% due 2/15/2008 ......................................................   Baa2/BBB     635,774
     850,000   Amerenenergy Generating Co., 7.75% due 11/1/2005 ......................................   A3/A-        946,075
   1,150,000   Ashland Inc., 7.83% due 8/15/2005                                                         Baa2/BBB   1,244,194
      75,000   BJ Services Co. Note Series B, 7.00% due 2/1/2006 .....................................   Baa2/BBB+     81,248
     975,000   Commonwealth Edison Co., 4.74% due 8/15/2010 ..........................................   A3/A-      1,011,256
     700,000   El Paso Corp., 7.00% due 5/15/2011                                                        Caa1/B       577,500
     250,000   Enterprise Products Participating LP, 7.50% due 2/1/2011 ..............................   Baa2/BBB     294,919
     350,000   EOG Resources Inc., 6.50% due 9/15/2004 ...............................................   Baa1/BBB+     365,551
     450,000   EOG Resources Inc., 6.00% due 12/15/2008 ..............................................   Baa1/BBB+     504,652
   1,250,000   Kinder Morgan Energy Partners, 8.00% due 3/15/2005 ....................................   Baa1/BBB+   1,360,674
$    290,000   Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007 .................................   A3/BBB+ $     327,313
     650,000   Murphy Oil Corp., 6.375% due 5/1/2012 .................................................   Baa1/A-       726,590
     750,000   Noram Energy Corp., 6.375% due 11/1/2003 ..............................................   Ba1/BBB       751,500
     120,000   Northern Border Pipeline Co., 6.25% due 5/1/2007 ......................................   A3/A-         132,152
     800,000   Occidental Petroleum Corp., 5.875% due 1/15/2007 ......................................   Baa1/BBB+     881,040
     300,000   Occidental Petroleum Corp., 7.375% due 11/15/2008 .....................................   Baa1/BBB+     346,079
     315,000   Occidental Petroleum Corp., 10.125% due 9/15/2009 .....................................   Baa1/BBB+     414,550
     201,615   Oil Enterprises Ltd., 6.239% due 6/30/2008 (Insured: MBIA) ............................   Aaa/AAA       223,601
     250,000   Oneok Inc., 7.75% due 3/1/2005 (Insured: MBIA) ........................................   Aaa/AAA       270,333
   1,100,000   Panenergy Corp., 7.00% due 10/15/2006 .................................................   Baa3/BBB    1,207,236
     250,000   Phillips Petroleum Co., 8.75% due 5/25/2010 ...........................................   A3/A-         317,462
     900,000   Phillips Petroleum Co., 9.375% due 2/15/2011 ..........................................   A3/A-       1,170,080
     350,000   Questar Pipeline Co., 6.05% due 12/1/2008 .............................................   A2/A+         386,746
     875,000   Rio Tinto Finance, 5.75% due 7/3/2006 .................................................   Aa3/A+        953,106
     600,000   Smith International Inc. Senior Note, 7.00% due 9/15/2007 .............................   Baa1/BBB+     685,114
     500,000   Sonat Inc., 7.625% due 7/15/2011 ......................................................   Caa1/B        412,500
     525,000   Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007 .....................   Baa2/BBB+     561,671
     200,000   Transocean SedCo. Forex Inc., 9.125% due 12/15/2003 Baa2/A- ...........................                 202,322
     190,000   Transocean SedCo. Forex Inc., 6.75% due 4/15/2005 .....................................   Baa2/A-       203,184
     515,000   Transocean SedCo. Forex Inc., 6.95% due 4/15/2008 .....................................   Baa2/A-       585,350
      85,000   Transocean SedCo. Forex Inc., 6.625% due 4/15/2011 ....................................   Baa2/A-        95,449
     200,000   Union Oil Co. California, 7.90% due 4/18/2008 .........................................   Baa2/BBB+     232,514

  18,107,735

 FOOD BEVERAGE & TOBACCO
   1,150,000   Anheuser Busch Co. Inc., 5.625% due 10/1/2010 .........................................   A1/A+       1,273,157
   2,000,000   Anheuser Busch Co. Inc., 4.375% due 1/15/2013 .........................................   A1/A+       2,000,640
   1,550,000   Anheuser Busch Co. Inc., 4.95% due 1/15/2014 ..........................................   A1/A+       1,601,806
     515,000   Coca Cola Co., 4.00% due 6/1/2005                                                         Aa3/A+        535,820
     200,000   Coca Cola Co., 5.75% due 3/15/2011                                                        Aa3/A+        221,952
     325,000   Conagra Inc., 7.50% due 9/15/2005                                                         Baa1/BBB+     358,749
     150,000   Conagra Inc., 7.875% due 9/15/2010                                                        Baa1/BBB+     183,850
   4,000,000   Diageo Capital PLC, 3.375% due 3/20/2008 ..............................................   A2/A+       4,032,564
     250,000   General Mills, 4.75% due 10/8/2003                                                        Baa2/BBB+     250,104
     300,000   General Mills, 5.50% due 1/12/2009                                                        Baa2/BBB+     324,876
     125,000   Grand Metropolitan Investment Corp., 0% due 1/6/2004 ..................................   A2/A+         124,446
     215,000   Kellogg Co., 6.625% due 1/29/2004                                                         Baa2/BBB      218,547
     186,000   Kellogg Co., 4.875% due 10/15/2005                                                        Baa2/BBB      197,396
     900,000   Sara Lee Corp. Medium Term Note, 6.00% due 1/15/2008 ..................................   A3/A+         997,578
   1,000,000   Sysco International Co., 6.10% due 6/1/2012 ...........................................   A1/AA-      1,128,431

  13,449,916

HEALTHCARE EQUIPMENT & SERVICES
     500,000   Baxter International Inc., 5.25% due 5/1/2007 .........................................   A3/A          539,663
     250,000   Boston Scientific Corp., 6.625% due 3/15/2005 .........................................   Baa1/A-       266,492
   2,900,000   Johnson & Johnson, 3.80% due 5/15/2013 ................................................   Aaa/AAA     2,799,988

   3,606,143

HOUSEHOLD & PERSONAL PRODUCTS
$  2,000,000   Gillette Co., 4.00% due 6/30/2005                                                         Aa3/AA-  $  2,085,082
   2,000,000   Gillette Co., 2.875% due 3/15/2008                                                        Aa3/AA-     1,975,672
     900,000   Nike Inc., 5.50% due 8/15/2006 ........................................................   A2/A          984,282
     300,000   Procter & Gamble Co., 4.75% due 6/15/2007 .............................................   Aa3/AA-       321,545
   2,000,000   Procter & Gamble Co., 4.30% due 8/15/2008 .............................................   Aa3/AA-     2,110,464

   7,477,045
HOTELS RESTAURANTS & LEISURE
     225,000   Hyatt Equities LLC, 9.25% due 5/15/2005 ...............................................   Baa3/BBB      243,890
     500,000   Wendy's International Inc., 6.35% due 12/15/2005 ......................................   Baa1/BBB+     536,672

     780,562
INSURANCE
     800,000   AIG Sunamerica Global Financing, 5.10% due 1/17/2007 ..................................   Aaa/AAA       870,175
     900,000   Allstate Corp., 5.375% due 12/1/2006 ..................................................   A1/A+         981,414
     200,000   AON Corp., 6.90% due 7/1/2004 .........................................................   Baa2/A-       207,270
     170,000   Equitable Iowa Cos., 8.50% due 2/15/2005 ..............................................   A1/A+         182,754
   1,000,000   Hartford Financial Services Group Inc., 4.625% due 7/15/2013 A3/A- ....................                 978,329
     300,000   Hartford Life Inc., 7.10% due 6/15/2007 ...............................................   A3/A-         341,038
   1,000,000   Liberty Mutual Insurance Co., 8.20% due 5/4/2007 ......................................   Baa2/BBB+   1,069,894
     855,000   Manufacturers Life Insurance Co., 7.875% due 4/15/2005 ................................   A1/AA-        920,687
     550,000   Marsh & Mclennan Cos. Inc., 4.85% due 2/15/2013 .......................................   A2/AA-        557,929
     450,000   Metlife Inc., 5.25% due 12/1/2006 A2/A ................................................                 489,054
   1,800,000   Old Republic International Corp., 7.00% due 6/15/2007 .................................   Aa3/A+      2,029,797
     700,000   Principal Financial Group Australia, 8.20% due 8/15/2009 ..............................   A3/A          842,986
   2,000,000   Principal Life Global Funding I, 4.40% due 10/1/2010 ..................................   Aa3/AA      2,037,054
   2,450,000   Unumprovident Corp., 7.625% due 3/1/2011 ..............................................   Baa3/BBB-   2,695,000
     900,000   USF&G Corp., 7.125% due 6/1/2005 ......................................................   A3/BBB+       971,914

  15,175,295
MATERIALS
      75,000   Chevron Phillips Chemical, 5.375% due 6/15/2007 .......................................   Baa1/BBB+      80,499
     500,000   Chevron Phillips Chemical, 7.00% due 3/15/2011 ........................................   Baa1/BBB+     568,891
   1,400,000   Chevrontexaco Capital Co., 3.50% due 9/17/2007 ........................................   Aa2/AA      1,437,723
     350,000   Dow Chemical Co., 5.75% due 12/15/2008 ................................................   A3/A-         378,020
     200,000   E.I. du Pont de Nemours & Co., 8.25% due 9/15/2006 ....................................   Aa3/AA-       234,188
   1,000,000   E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012                                       Aa3/AA-     1,032,837
     325,000   E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013 ....................................   Aa3/AA-       316,510
     475,000   Eastman Chemical Co., 6.375% due 1/15/2004                                                Baa2/BBB      480,934
     400,000   Hoechst Celanese Corp., 6.125% due 2/1/2004 ...........................................   Baa2/NR       405,987
     200,000   Hoechst Celanese Corp., 7.125% due 3/15/2009 ..........................................   Baa2/A+       218,748
      75,000   Lafarge Corp., 6.375% due 7/15/2005 ...................................................   Baa1/BBB       80,438
     635,000   Lubrizol Corp. Senior Note, 5.875% due 12/1/2008 ......................................   A2/A+         692,572
   2,000,000   Minnesota Mining & Manufacturing Co., 4.15% due 6/30/2005 .............................   Aa1/AA      2,083,532
   2,900,000   Praxair Inc., 3.95% due 6/1/2013 ......................................................   A3/A-       2,767,235

  10,778,114

MEDIA
$    750,000   AOL Time Warner Inc., 6.75% due 4/15/2011 .............................................   Baa1/BBB+ $   837,511
      80,000   E W Scripps Co. Ohio, 5.75% due 7/15/2012 .............................................   A2/A           87,244
     300,000   New York Times Co., 4.625% due 6/25/2007 ..............................................   A1/A+         318,282
     255,000   Scholastic Corp., 5.75% due 1/15/2007 .................................................   Baa2/BBB      277,216
   2,900,000   Thomson Corp., 4.25% due 8/15/2009                                                        A3/A-       2,957,991
     200,000   Time Warner Inc., 8.05% due 1/15/2016 .................................................   Baa1/BBB+     240,888
     125,000   Tribune Co., 6.875% due 11/1/2006                                                         A3/NR         140,860

   4,859,992

PHARMACEUTICALS & BIOTECHNOLOGY
   1,000,000   Abbott Labs, 6.40% due 12/1/2006 ......................................................   Aa3/AA      1,127,266
     500,000   Bristol Myers Squibb Co., 4.75% due 10/1/2006 .........................................   A1/AA-        533,283
   1,850,000   Eli Lilly & Co., 5.50% due 7/15/2006 ..................................................   Aa3/AA      2,015,941
   1,825,000   Pfizer Inc., 3.30% due 3/2/2009 .......................................................   Aaa/AAA     1,831,837
   2,000,000   Pharmacia Corp., 5.75% due 12/1/2005 ..................................................   A1/AAA      2,171,938
   1,900,000   Watson Pharmaceuticals Inc., 7.125% due 5/15/2008 .....................................   Ba1/BBB-    2,079,204

   9,759,469

 REAL ESTATE MANAGEMENT & DEVELOPMENT
   1,000,000   Mission Valley Finance Corp. Commercial Mortgage Note Class-A2 144A, 6.78% due 12/15/2004   NA/AA     1,055,133
     405,000   Prime Property Funding II Inc., 7.00% due 8/15/2004                                          A2/A       422,746

   1,477,879

RETAILING
     500,000   Costco Wholesale Corp., 5.50% due 3/15/2007 .............................................   A2/A        550,334
     100,000   Dayton Hudson Corp., 9.625% due 2/1/2008 ................................................   A2/A+       123,840
     150,000   Dillard's Inc., 7.375% due 6/1/2006 .....................................................   Ba3/BB      150,750
   1,400,000   Duty Free International Inc., 7.00% due 1/15/2004 .......................................   NR/NR       686,000
   1,000,000   Target Corp., 3.375% due 3/1/2008                                                           A2/A+     1,011,321
     700,000   Target Corp., 5.875% due 3/1/2012                                                           A2/A+       772,336
     900,000   Wal-Mart Stores Inc., 6.875% due 8/10/2009                                                  Aa2/AA    1,057,963
     530,052   Wal-Mart Stores Inc., 8.57% due 1/2/2010 ................................................   Aa2/AA      617,473
     290,449   Wal-Mart Stores Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007 .............   Aa2/AA      321,760

   5,291,777

  SOFTWARE & SERVICES
     250,000   Electronic Data Systems Corp., 6.85% due 10/15/2004                                         Baa3/BBB    259,062
   2,500,000   Electronic Data Systems Corp., 7.125% due 10/15/2009 ....................................   Baa3/BBB  2,612,500
   1,000,000   Electronic Data Systems Corp., 6.00% due 8/1/2013 .......................................   Baa3/BBB    961,190

   3,832,752

 TECHNOLOGY - HARDWARE & EQUIPMENT
$  2,000,000   Computer Sciences Corp, 3.50% due 4/15/2008 ............................................   A2/A    $  2,016,694
     158,000   Computer Sciences Corp., 7.50% due 8/8/2005 ............................................   A2/A         174,107
     350,000   Computer Sciences Corp., 6.75% due 6/15/2006 ...........................................   A2/A         390,689
     300,000   Computer Sciences Corp., 6.25% due 3/15/2009 ...........................................   A2/A         340,872
   1,317,000   Computer Sciences Corp., 7.375% due 6/15/2011 ..........................................   A2/A       1,569,203
     110,000   First Data Corp., 6.375% due 12/15/2007 ................................................   A1/A+        123,158
     900,000   First Data Corp., 5.625% due 11/1/2011 .................................................   A1/A+        965,681
   1,875,000   First Data Corp., 4.70% due 8/1/2013 ...................................................   A1/A+      1,884,366
     500,000   International Business Machines, 4.875% due 10/1/2006 ..................................   A1/A+        538,079
   2,825,000   International Business Machines, 2.375% due 11/1/2006 ..................................   A1/A+      2,841,117
   1,000,000   International Business Machines, 4.25% due 9/15/2009 ...................................   A1/A+      1,039,449
     500,000   Jabil Circuit Inc., 5.875% due 7/15/2010 ...............................................   Baa3/BB+     519,302
   1,800,000   Oracle Corp., 6.72% due 2/15/2004                                                          A3/A-      1,835,728
   1,200,000   Oracle Corp., 6.91% due 2/15/2007                                                          A3/A-      1,361,318
   1,950,000   Sun Microsystems Inc., 7.50% due 8/15/2006                                                 Baa1/BBB   2,191,654

  17,791,417

 TELECOMMUNICATION SERVICES
     900,000   Cingular Wireless, 5.625% due 12/15/2006 ................................................   A3/A+       980,838
      50,000   TCI Communications Inc., 8.00% due 8/1/2005 .............................................   Baa3/BBB     55,112
   1,500,000   Verizon Wireless Capital LLC, 5.375% due 12/15/2006 A3/A+ ...............................             1,621,725

   2,657,675

 TRANSPORTATION
     210,671   Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018    Baa3/A-     203,422
     225,000   CSX Corp., 7.45% due 5/1/2007 ...........................................................   Baa2/BBB    260,550
     374,627   Delta Air Lines Inc. EETC Series 2001-1 Class-A, 6.619% due 3/18/2011                       Baa2/A      368,909
     132,400   Northwest Airlines 1999-2 Class-A, 7.575% due 3/1/2019 ..................................   Baa2/A+     133,876
     244,451   Southwest Airlines Co., 5.10% due 5/1/2006                                                  Aa2/AA+     260,193
   1,012,000   Southwest Airlines Co., 7.875% due 9/1/2007 .............................................   Baa1/A    1,167,867
     695,745   US Air Inc. EETC, 7.50% due 4/15/2008 (a) ...............................................   Ba3/NR      180,059

   2,574,876

UTILITIES
     175,000   Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA) ...............................   Aaa/AAA     198,202
   1,245,000   Duke Capital Corp. Senior Note, 7.25% due 10/1/2004                                         Baa3/BBB  1,300,323
     200,000   Entergy Mississippi Inc., 6.45% due 4/1/2008 (Insured: AMBAC) ...........................   Aaa/AAA     205,361
     925,000   Gulf Power Co., 4.35% due 7/15/2013 .....................................................   A2/A        904,048
     950,000   Madison Gas & Electric Co., 6.02% due 9/15/2008 .........................................   Aa3/AA-   1,054,820
     900,000   Minnesota Power & Light Co., 7.00% due 2/15/2007 ........................................   Baa1/A    1,007,393
     250,000   Pacificorp, 6.75% due 4/1/2005 ..........................................................   A3/A        267,848
     210,000   Pennsylvania Power & Light Co., 6.55% due 3/1/2006 (Insured: MBIA) ......................   Aaa/AAA     231,314
     245,000   PSI Energy Inc., 6.65% due 6/15/2006 ....................................................   A3/A-       271,903
     500,000   PSI Energy Inc., 7.85% due 10/15/2007 ...................................................   Baa1/BBB    584,991
   1,000,000   Public Service Co. Colorado 1st Collateral Trust Bond Series 11144A, 4.875% due 3/1/2013    Baa1/BBB+ 1,006,351
     275,000   Public Service Electric & Gas Co., 6.75% due 3/1/2006 (Insured: MBIA)                       Aaa/AAA     305,166
      50,000   Virginia Electric & Power Co., 8.00% due 3/1/2004 (Insured: MBIA) .......................   Aaa/AAA      51,423
      80,000   Wisconsin Electric Power Co., 7.25% due 8/1/2004 ........................................   Aa2/A-       83,617
     350,000   Wisconsin Energy Corp., 5.50% due 12/1/2008 .............................................   A2/BBB+     379,471
   1,150,000   Wisconsin Public Service Corp., 6.125% due 8/1/2011 Aa1/AA- 1,288,459

   9,140,690

 MISCELLANEOUS
     500,000   Stanford University, 5.85% due 3/15/2009 ................................................   Aaa/NA      557,266

 YANKEE
     745,000   Manitoba Province Canada, 6.125% due 1/19/2004 ..........................................   Aa2/AA-     755,611
     715,000   National Westminster Bank, 7.375% due 10/1/2009 .........................................   Aa2/A+      848,691
     500,000   Nova Scotia Province Canada, 5.75% due 2/27/2012 ........................................   A3/A-       553,239
     250,000   Ontario Province Canada, 3.282% due 3/28/2008 ...........................................   Aa2/AA      251,661
   5,000,000   Ontario Province Canada, 3.125% due 5/2/2008 ............................................   Aa2/AA    5,029,685

   7,438,887

                                                             Total Corporate Bonds (Cost $176,418,889)             183,765,532

TAXABLE MUNICIPAL BONDS - 22.50%
   4,250,000   American Campus Properties Student Housing, 7.38% due  9/1/2012 (Insured: MBIA)             Aaa/AAA   5,018,230
     150,000   American Fork City Utah Sales, 2.40% due 3/1/2005 (Insured: FSA)                            Aaa/AAA     151,596
     300,000   American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)                            Aaa/AAA     308,325
     120,000   American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)                            Aaa/AAA     123,436
     169,000   Arkansas Electric Coop Corp., 7.33% due 6/30/2008                                            A2/AA-     185,059
     300,000   Arkansas State Taxable Water Waste Disposal Series A, 5.50% due 7/1/2005                     Aa2/AA     319,527
   1,000,000   Ashaubenon Wisconsin, 3.00% due 6/1/2008                                                     Aa2/NR     982,450
     230,000   Aurora Indiana School Building Corp. Taxable Refunding 1st Mortgage, 2.30% due 2/10/2004     NR/AA-     230,653
     235,000   Aurora Indiana School Building Corp. Taxable Refunding 1st Mortgage, 2.50% due 8/10/2004     NR/AA-     236,610
     800,000   Baton Rouge Louisiana Taxable Series B, 2.60% due 1/15/2005 (Insured: AMBAC)                Aaa/AAA     811,432
   1,115,000   Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)Aaa/AAA   1,234,171
     150,000   Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)       Aaa/AAA     168,215
     370,000   Burbank California  Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)               Aaa/AAA     399,378
     310,000   Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)                Aaa/AAA     338,120
     200,000   Chicago Illinois  Taxable Neighborhoods Alive Series B, 5.20% due 1/1/2006 (Insured: FGIC)  Aaa/AAA     216,158
   2,125,000   Cleveland Cuyahoga County Ohio, 6.10%  due 5/15/2013                                          NR/NR   2,125,000
   1,025,000   Connecticut State Development  Authority, 8.55% due 8/15/2005                                 NR/A+   1,100,932
   1,870,000   Connecticut State Housing Finance Authority, 3.10% due 6/15/2032 (Insured: AMBAC)           Aaa/AAA   1,904,632
     600,000   Cook County Illinois Community College District 508, 6.90% due 5/1/2010 (Insured: AMBAC)    Aaa/AAA     670,338
     250,000   Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)                Aaa/NR     257,615
     150,000   Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)                Aaa/NR     154,836
     465,000   Coos County Oregon, 3.04% due 6/1/2009 (Insured: FGIC)                                       Aaa/NR     451,971
     635,000   Coos County Oregon, 3.47% due 6/1/2010 (Insured: FGIC)                                       Aaa/NR     620,388
     900,000   Denver City & County Special Facilities Taxable Refunding & Improvement
               Series B, 7.15% due 1/1/2008 (Insured: MBIA)                                                Aaa/AAA   1,041,021
     500,000   Duke University Revenue, 6.19% due 6/1/2004 (Duke University Hospital Project A)             Aa3/AA     516,060
     130,000   Duquesne Pennsylvania General Obligation, 6.95% due 12/15/2003 (Insured: MBIA)              Aaa/AAA     131,547
     240,000   Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011                           NR/NR     234,038
     245,000   Elkhart Indiana Redevelopment  District Revenue, 4.80% due 12/15/2011                         NR/NR     239,220
     515,000   Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012                          NR/NR     500,740
     540,000   Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013                          NR/NR     521,867
     365,000   Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)                            Aaa/NR     379,049
      68,005   Green Tree Financial Corp. 93-2 Mfd Housing Sr/Sub Certificate Class-A4, 6.90% due 7/15/2018 Aa2/NR      69,864
     305,000   Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)                               Aaa/NR     313,528
     245,000   Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)                               Aaa/NR     251,578
     315,000   Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)                               Aaa/NR     322,047
     845,000   Idaho Housing Multi Family Housing Revenue Series 94-B, 8.15% due 7/1/2004                    A2/NR     887,073
      40,000   Illinois Housing Development Authority Taxable Multi Family Program, 7.85% due 3/1/2005       A1/A+      42,136
     440,000   Indiana Bond Bank Taxable School Severance, 2.54% due 7/15/2004 (Insured: FGIC)             Aaa/AAA     444,180
     450,000   Indiana Bond Bank Taxable School Severance, 2.74% due 1/15/2005 (Insured: FGIC)             Aaa/AAA     457,236
     500,000   Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)       Aaa/NR     533,215
     575,000   Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)   Aaa/AAA     576,196
     365,000   Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)                 Aaa/NR     394,908
     405,000   King County Washington General Obligation, 7.55% due 12/1/2005                              Aa1/AA+     453,300
   2,775,000   Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010                    Aaa/AAA   2,870,155
     440,000   Maryland State Economic Development Corp., 7.25% due 6/1/2008
               (Maryland Tech. Development Center Project)                                                   NR/NR     489,610
     240,000   McKeesport Pennsylvania Taxable Series B, 6.60% due 3/1/2006 (Insured: MBIA)                Aaa/AAA     265,733
     140,000   Mississippi State Taxable Business Series V, 7.125% due 9/1/2006                              NR/AA     158,451
     100,000   Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012                           Aa2/AA+     103,205
     410,000   New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010                              NR/NR     531,733
     150,000   New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014                     Aa3/A+     163,899
   3,500,000   New York Environmental Facilities, 5.85% due 3/15/2011                                       NR/AA-   3,874,920
   1,400,000   New York Urban Development Corp., 4.75% due 12/15/2011(b)                                     NR/AA   1,452,416
     845,000   Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)                                        Aaa/NR     868,119
   1,225,000   Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)                                        Aaa/NR   1,254,951
     360,000   Niagara Falls New York Public Water, 4.30% due 7/15/2010                                    Aaa/AAA     367,855
   1,000,000   North Carolina Municipal Power Agency Taxable Series B, 3.26% due 1/1/2005                Baa1/BBB+   1,011,640
   2,825,000   Northern States Power Co. Minnesota, 4.75% due 8/1/2010                                     A3/BBB+   2,938,890
   1,600,000   Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)      Aaa/AAA   1,797,056
     985,000   Ohio Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)                     Aaa/AAA   1,007,931
     205,000   Oregon State Department Administrative Lottery Revenue Taxable B, 4.90% due 4/1/2005
               (Insured: FSA)                                                                              Aaa/AAA     214,756
     250,000   Passaic County New Jersey Multi Modal Taxable Refunding Series B, 6.23% due 9/1/2005
               (Insured: FSA)                                                                              Aaa/AAA     270,827
     555,000   Pima County Arizona Industrial Development Authority Series E, 9.05% due 7/1/2008           Baa3/NR     636,468
     540,000   San Francisco City & County Redevelopment Project Series B, 7.80% due 8/1/2004                 A2/A     568,426
   1,000,000   Short Pump Town Center Community Development, 6.26% due 2/1/2009(b)                           NR/NR   1,004,390
   2,190,000   Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007 A1/AA-   2,513,244
     400,000   South Dakota Building Authority Revenue, 7.00% due 9/1/2005 (escrowed to maturity)          Aaa/AAA     438,312
   2,240,000   St. Louis Municipal Finance Corp. Firemans Retirement System, 6.35% due 8/1/2005
               (Insured: MBIA)                                                                             Aaa/AAA   2,420,656
     500,000   Tennessee State Taxable Series B, 6.00% due 2/1/2013                                         Aa2/AA     543,110
   5,000,000   Texas Municipal Gas Corp., 2.60% due 7/1/2007                                               Aaa/AAA   5,039,950
     400,000   Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007                           Aa2/AA     403,144
     245,000   Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)                          Aaa/AAA     273,168
   1,000,000   University Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)                             Aaa/AAA   1,135,770
      90,000   University of New Mexico Revenue, 3.90% due 6/1/2010 (Insured: AMBAC)                       Aaa/AAA      90,185
     250,000   University of New Mexico Revenue, 4.15% due 6/1/2011 (Insured: AMBAC)                       Aaa/AAA     250,150
     180,000   University of New Mexico Revenue, 4.375% due 6/1/2012 (Insured: AMBAC)                      Aaa/AAA     179,411
     270,000   University of New Mexico Revenue, 4.50% due 6/1/2013 (Insured: AMBAC)                       Aaa/AAA     267,792
   1,000,000   Victor New York Taxable Tax Increment, 9.20% due 5/1/2014                                     NR/NR   1,063,180
     505,000   Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008  Aa1/AA+     581,109
     285,000   Washington Pennsylvania 4.30% due 9/1/2005 (Insured: FGIC)                                  Aaa/AAA     297,862
   1,510,000   Weber Basin Utah Water Conservation Taxable Series B, 2.36% due 10/1/2003 (Insured: AMBAC)   Aaa/NR   1,510,045
   1,500,000   West Valley City Utah Municipal Building Lease Refunding Taxable, 7.67% due 5/1/2006         Aa2/NR   1,684,560

               Total Taxable Municipal Bonds (Cost $64,332,393)                                                     66,860,954

FOREIGN SECURITIES - 1.30%
   2,000,000   British Columbia Province, 9.00% due 6/21/2004 (Canadian Dollars)                           Aa2/AA-   1,547,708
   2,000,000   Federal Republic of Germany, 5.00% due 8/19/2005 (EURO)                                     Aaa/AAA   2,444,286

               Total Foreign Securities (Cost $3,336,174)                                                            3,991,994

COMMERCIAL PAPER - 2.40%
   2,000,000   American General Finance, 1.10% due 10/1/2003                                                 A1/P1   2,000,000
   2,000,000   American General Finance, 1.10% due 10/2/2003                                                 A1/P1   1,999,939
   3,000,000   American General Finance, 1.10% due 10/6/2003                                                 A1/P1   2,999,541

               Total Commercial Paper (Cost $6,999,480)                                                              6,999,480

               TOTAL INVESTMENTS  (100%) (Cost $284,795,832)                                                     $ 296,631,537


*   Principal amount in U.S. Dollars unless otherwise indicated, value is in U.S. Dollar.
+   Credit ratings are unaudited.
(a) Bond in default, non-income - producing security.
(b) When issued security. See notes to financial statements.


Report of Independent Auditors

Thornburg Limited Term Income Fund

September 30, 2003

To the Trustees and Class I Shareholders of
Thornburg Limited Term Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund, each a series of Thornburg Investment Trust, (the "Funds") at September 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for Class I shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 7, 2003


Index Comparisons

GOVERNMENT FUND
Index Comparisons
The chart below compares performance of the Government Fund Class I shares to the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index for the periods ended September 30, 2003. On September 30, 2003, the weighted average securities ratings of the Index and the Fund were AAA and AAA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 4.0 years and 4.5 years, respectively. Class I shares became available on July 5, 1996. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg Limited Term U.S. Government Fund Class I Total Returns, Since July 5, 1996 versus Lehman Brothers Intermediate Government Bond Index and Consumer Price Index (C.P.I.)


Lehman Govt. Int. Index
Fund I Shares
CPI

Average Annual Total Returns
(periods ending 9/30/03) (at max. offering price)

I Shares

One Year:                   3.51%
Five Years:                 6.31%
From Inception (7/5/96):    6.96%


The Lehman Brothers Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Index Comparisons

INCOME FUND
Index Comparisons
The charts below compare performance of the Income Fund Class I shares to the Lehman Brothers Intermediate Government/Credit Index and the Consumer Price Index for the periods ended September 30, 2003. On September 30, 2003, the weighted average securities ratings of the Index and the Fund were A and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 4.5 years and 4.7 years, respectively. Class I shares became available on July 5, 1996. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg Limited Term Income Fund Class I Total Returns, Since Inception, versus Lehman Brothers Government/Credit Index and Consumer Price Index (C.P.I.)


Lehman Gov./Credit. Index
Fund I Shares
CPI

Average Annual Total Returns
(periods ending 9/30/03) (at max. offering price)
I Shares

One Year:                   5.89%
Five Years:                 6.61%
From Inception (7/5/96):    7.24%

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.


TRUSTEES and Officers

Thornburg Limited Term Income Funds

Name, Address         Position(s)       Term of      Principal                                Number of         Other
and Age (1)           Held with         Office       Occupation(s)                            Portfolios        Directorships
                      Fund (2)          and          During Past                              in Fund           Held by
                                        Length of    5 Years                                  Complex           Trustee or
                                        Time                                                  Overseen          Nominee for
                                        Served                                                by Trustee (2)    Trustee

Interested Trustees

Garrett               Chairman          Trustee      CEO, Chairman and controlling            Twelve            Director of
Thornburg,            of Trustees (3)   Since        shareholder of Thornburg                                   Thornburg Mortgage,
57                                      1987 (4)     Investment Management, Inc.                                Inc. (real estate
                                                     (investment adviser) and                                   investment trust)
                                                     Thornburg Securities
                                                     Corporation (securities dealer);
                                                     Chairman of Thornburg Limited
                                                     Term Municipal Fund, Inc.
                                                     (registered investment company);
                                                     CEO and Chairman of Thornburg
                                                     Mortgage, Inc. (real estate
                                                     investment trust); Chairman
                                                     of Thornburg Mortgage
                                                     Advisory Corporation (investment
                                                     manager to Thornburg Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee        President and Managing Director           Ten               None
47                  President (5)     Since          of Thornburg Investment
                                      2001;          Management, Inc.; President
                                      President      of Thornburg Limited Term
                                      Since 1997     Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee        Principal in Ater & Ater                  Ten               Director of
58                                    since          Associates, Santa Fe, New                                   Thornburg
                                      1994 (4)       Mexico (developer, planner                                  Mortgage, Inc.
                                                     and broker of residential and                               (real estate
                                                     commercial real estate); owner,                             investment trust)
                                                     developer and broker for
                                                     various real estate projects.

David D. Chase,     Trustee           Trustee        Chairman, President, CEO,                 Twelve            Director of
62                                    since          and General Partner of Vestor                               Thornburg
                                      2001 (4)       Partners, LP, Santa Fe, NM                                  Limited Term
                                                     (private equity fund); Chairman                             Municipal Fund,
                                                     and CEO of Vestor Holdings,                                 Inc.
                                                     Inc., Santa Fe, NM (merchant
                                                     bank).

Forrest S. Smith,   Trustee           Trustee        Trust and estate attorney in private      Ten               None
73                                    since          practice and shareholder, Catron, Catron
                                      1987 (4)       & Pottow, Santa Fe, NM (law firm).

James W. Weyhrauch, Trustee           Trustee        CEO and Vice Chairman,                    Ten               None
44                                    since          Nambe Mills, Inc., Santa Fe,
                                      1996 (4)       NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary         Secretary      Vice President, Secretary and             Not applicable    Not applicable
56                                    Since 1987     Managing Director, Thornburg
                                      (6)            Investment Management, Inc.;
                                                     Secretary, Thornburg Limited Term
                                                     Municipal Fund, Inc.; Secretary,
                                                     Thornburg Securities Corporation;
                                                     Vice President, Daily Tax Free
                                                     Income Fund, Inc. (registered
                                                     investment company).

Steven J. Bohlin,   Vice President,   Vice           Vice President and Managing               Not applicable    Not applicable
44                  Treasurer         President      Director of Thornburg Investment
                                      Since 1987;    Management, Inc.; Vice President
                                      Treasurer      of Thornburg Limited Term
                                      Since 1989     Municipal Fund, Inc.
                                      (6)

George Strickland,  Vice President    Vice           Vice President and Managing               Not applicable    Not applicable
40                                    President      Director of Thornburg Investment
                                      Since 1996     Management, Inc.; Vice President (and
                                      6)             Treasurer since 2003) of Thornburg Ltd
                                                     Term Municipal Fund, Inc.

William V. Fries,   Vice President    Vice           Managing Director of                      Not applicable   Not applicable
64                                    President      Thornburg Investment
                                      Since 1995     Management, Inc.
                                      (6)

Leigh Moiola,       Vice President    Vice           Vice President and Managing               Not applicable   Not applicable
36                                    President      Director of Thornburg Investment
                                      Since 2001     Management, Inc.; Vice President
                                      (6)            of Thornburg Limited Term
                                                     Municipal Fund, Inc. since 1999.

Kenneth Ziesenheim, Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
49                                    President      Investment Management, Inc.;
                                      Since 1995     President of Thornburg Securities
                                      (6)            Corporation; Vice President
                                                     of Thornburg Limited Term
                                                     Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
33                                    President      Investment Management, Inc.
                                      Since 2001     since 2000; Portfolio Manager,
                                      (6)            Insight Capital Research &
                                                     Management, Inc., Walnut Creek,
                                                     California 1995-2000.

Wendy Trevisani,    Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
32                                    President      Management, Inc. since 1999 and
                                      Since 1999     Vice President since 1999; Sales
                                      (6)            Representative, Salomon Smith
                                                     Barney 1996-1999.

Joshua Gonze,       Vice President    Vice           Associate (and Vice President             Not applicable   Not applicable
40                                    President      since 1999) of Thornburg
                                      Since 1999     Investment Management, Inc.;
                                      (6)            Vice President of Thornburg
                                                     Limited Term Municipal Fund, Inc.
                                                     since 2001.

Brad Kinkelaar,     Vice President    Vice           Associate Portfolio Manager of            Not applicable   Not applicable
35                                    President      Thornburg Investment Management,
                                      Since 1999     Inc. since 1999; Equity Investment
                                      (6)            Analyst, State Farm Insurance
                                                     Companies 1996-1999.

Kerry D. Lee,       Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
36                                    President      Management, Inc.; Vice President
                                      Since 1999     of Thornburg Limited Term
                                      (6)            Municipal Fund, Inc. since 1999.

Chris Ihlefeld,     Vice President    Vice           Vice President of Thornburg               Not applicable    Not applicable
33                                    President      Investment Management, Inc.;
                                      Since 2003     Vice President of Limited Term
                                      (4)            Municipal Fund, Inc. since 2003.

Leon Sandersfeld,   Vice President    Vice           Associate of Thornburg Investment         Not applicable    Not applicable
37                                    President      Management, Inc. since 2002;
                                      Since 2003     Senior Staff Accountant,
                                      (6)            Farm Bureau Life Insurance Co.
                                                     1998-2002.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2) The Fund is one of ten separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has ten active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment to the ten active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distribut or of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.

(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling
         1-800-847-0200.


PORTFOLIO PROXY VOTING

Policies and Procedures (Unaudited):

The Trust has delegated to Thornburg Investment Management, Inc. ("the Advisor") voting decisions respecting proxies for the Fund's voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1.800.847.0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Commencing November 30, 2004, information regarding how proxies were voted will be available on or before November 30 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

Thornburg Limited Term U.S. Government Fund
I Shares
Outperformed U.S. Government Money Market Index
(Unaudited)
Investors sometimes ask us to compare the returns of the Limited Term U.S. Government Fund to money market fund returns. These investments have certain differences, and investors in the Limited Term U.S. Government Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment 9/30/93 through 9/30/03* (after sales charge and fund expenses)

Lipper U.S. Gov't
Money Market Index                          $4,839

Thornburg Limited Term
U.S. Government Fund                        $8,122

The chart above is for the Fund's Class I Shares only. Class A, Class B, Class C and Class R-1 Shares have different sales charges and expenses. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, three years, five years, and since inception for the Class I shares of the Fund.
*Prior to 7/5/96 the illustration includes actual returns of the Class A shares adjusted for the lower Institutional expenses. Return for the money fund average is based upon 30-day yield quotations for taxable money funds as quoted in "Lipper U.S. Government Money Market Index" for the months covered by this analysis. The return for Limited Term U.S. Government Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price of $13.12 per share and the ending NAV of $13.22 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above.

Note 1: Future performance of any of these investments may bear no relationship to prior performance.

Note 2: This analysis does not take into account the effect, if any, caused by taxes. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in this money fund average.

Note 3:
Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Limited Term U.S. Government Fund invests in short-to-intermediate maturity U.S. Government and agency obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of LTUSX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes that the
dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. LTUSX also declares dividends daily and pays them monthly.

Thornburg Limited Term Income Fund
 I shares
Outperformed Lipper Money Market Index
(Unaudited)
Investors sometimes ask us to compare the returns of the Limited Term Income Fund to money market fund returns. These investments have certain differences, and investors in the Limited Term Income Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment 9/30/93 through 9/30/03 (after sales charge and fund expenses)

Lipper Taxable Money
Market Index                                $5,000

Thornburg Limited Term
Income Fund                                 $8,770

The chart above is for the Fund's Class A Shares only. Class B, Class C, Class I and Class R-1 Shares have different sales charges and expenses. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, three years, five years, and since inception for the Class A, B, C, I and R-1 shares of the Fund. Return for the money fund average is based upon 30-day yield quotations for taxable money funds as quoted in "Lipper Money Market Index" for the months covered by this analysis. The return for Limited Term Income Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price of $12.74 per share and the ending NAV of $12.99 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above.

Note 1: Future performance of any of these investments may bear no relationship to prior performance.

Note 2: This analysis does not take into account the effect, if any, caused by taxes. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in this money fund average.

Note 3: Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Limited Term Income Fund invests in short-to-intermediate maturity fixed income obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of THIFX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. THIFX also declares dividends daily and pays them monthly.


Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.














Thornburg New Mexico Intermediate Municipal Fund

ALL DATA AS OF 9/30/03.

         FUND FACTS:       Thornburg New Mexico Intermediate Municipal Fund

                                          A Shares   D Shares

Annualized Distribution Rate (at NAV)       3.45%      3.17%

SEC Yield                                   2.13%      1.88%

NAV                                        $13.46     $13.47

Maximum Offering Price                     $13.73     $13.47

    TOTAL RETURNS:    (Annual Average - After Subtracting Maximum Sales Charge)

One Year                                    1.88%      3.63%

Three Years                                 5.02%      5.46%

Five Years                                  3.98%       N/A

Ten Years                                   4.48%       N/A

Since Inception                             5.59%      4.55%

Inception Date                           6/18/1991   6/1/1999


The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Fund's Class A Shares is 2.00%.

The data quoted represent past performance and may not be construed as a guarantee of future results.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period.

The distribution rate is calculated by taking the sum of the month's total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending NAV to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the fund's NAV and current distributions.


Letter to shareholders

Thornburg New Mexico Intermediate Municipal Fund

October 20, 2003

Dear Fellow Shareholder:

I am pleased to present the Annual Report for your Thornburg New Mexico Intermediate Fund. The net asset value of the A shares increased by 4 cents to $13.46 during the year ending September 30, 2003. If you were with us for the entire period, you received dividends of 47.6 cents per share. If you reinvested dividends, you received 48.3 cents per share. Investors who owned D shares received dividends of 43.8 and 44.4 cents per share respectively.

Interest rates on short-term municipal bonds have fallen somewhat over the last year, while interest rates on intermediate and long-term bonds have risen. Since bond prices move in the opposite direction of interest rates, your Fund's heavy allocation to short-term bonds has helped it perform quite well over the last year. Going forward, we expect that the very steep yield curve (measured by the difference in yield between short-term and long-term bonds) will help the Fund's future performance. When the yield curve is steep, the market price of intermediate-term bonds tends to rise as the bonds move closer to maturity.

Investors in money market funds and short-term CDs, susceptible to reinvestment risk are still feeling the pinch of reduced income flow. To see how your fund has performed relative to the money market fund averages, turn to the back of this report.

Your Thornburg New Mexico Intermediate Fund is a laddered portfolio of over 170 municipal obligations from all over New Mexico. Today, your fund's weighted average maturity is 7.9 years. We always keep it below 10 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund's price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what truly differentiates your fund from most bond mutual funds. It will be particularly useful if interest rates rise, because it will allow your fund to gradually increase the yield of the portfolio without having to sell bonds prior to maturity at reduced prices. The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:

         % of portfolio                      Cumulative %
         maturing within                maturing by end of

          2 years = 15%                      Year 2 = 15%
     2 to 4 years = 15%                      Year 4 = 30%
     4 to 6 years = 11%                      Year 6 = 41%
     6 to 8 years = 15%                      Year 8 = 56%
    8 to 10 years = 11%                     Year 10 = 67%
   10 to 12 years = 8%                      Year 12 = 75%
   12 to 14 years = 12%                     Year 14 = 87%
   14 to 16 years = 5%                      Year 16 = 92%
   16 to 18 years = 5%                      Year 18 = 97%
   18 to 20 years = 1%                      Year 20 = 98%

Percentages can and do vary. Data as of 9/30/03.

We are gradually seeing more and more reasons to feel optimistic about the U.S. economic recovery. Many economists expect GDP growth of 5-6% for the current quarter, but question its sustainability. The current strength seems to be largely driven by tax cuts, Federal Government spending, and continued cash flows from the home refinancing boom. If we are to enter the next phase of recovery, we will have to see corporate capital spending and hiring pick up. Meanwhile, despite higher prices for items such as housing, insurance and health care, there is virtually no evidence of widespread inflation. In fact, official measurements of inflation such as the Core Consumer Price Index have continued to decline. So we don't see any reason for Federal Reserve policy to change for the foreseeable future.

We do, however, continue to believe that phase two of the recovery will eventually materialize. It will probably happen in conjunction with a weakened dollar and a heavier calendar of Treasury bond offerings. These factors would likely cause interest rates to rise on short-term and long-term bonds. We have kept your Fund's duration shorter than normal to prepare for such an environment. Doing so has detracted somewhat from price appreciation as interest rates fell, but should allow your Fund to better take advantage of higher interest rates if and when they arrive.

Most of the states are currently dealing with very sluggish revenue growth following a terrible 2002, when revenues dropped over 10%. The New Mexico economy has generally fared better than most of the country. State revenues have benefited from higher natural gas and oil prices. The state finance office recently raised revenue estimates for the next fiscal year by $120 million. However, the state does face significant challenges in paying for planned income tax reductions and while dealing with double digit Medicaid expenditure increases. In the face of these and other challenges, the Fund continues to maintain high credit quality, with 94% of the portfolio rated A or above by one of the major rating agencies and 46% rated AAA.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.



Sincerely,






George Strickland
Portfolio Manager

Statement of assets and liabilities

Thornburg New Mexico Intermediate Municipal Fund

September 30, 2003

ASSETS
Investments at value (cost $219,918,561) .........................$ 230,509,438
Receivable for fund shares sold ..................................      337,740
Interest receivable ..............................................    2,923,011
Prepaid expenses and other assets ................................          701

                  Total Assets ...................................  233,770,890


LIABILITIES
Payable for securities purchased .................................    1,307,502
Funds advanced by custodian ......................................      385,631
Payable for fund shares redeemed .................................      146,753
Accounts payable and accrued expenses ............................      137,249
Payable to investment advisor (Note 3) ...........................      115,989
Dividends payable ................................................      253,604

                  Total Liabilities ..............................    2,346,728


NET ASSETS .......................................................$ 231,424,162


NET ASSETS CONSIST OF:
         Net unrealized appreciation (depreciation)on investments $  10,590,877
         Accumulated net realized gain (loss) ....................   (1,659,008)
         Net capital paid in on shares of beneficial interest ....  222,492,293

                                                                  $ 231,424,162


NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
   ($216,765,785 applicable to 16,104,274 shares of beneficial
   interest outstanding - Note 4) ................................$       13.46

Maximum sales charge, 2.00% of offering price ....................         0.27

Maximum Offering Price Per Share .................................$       13.73



Class D Shares:
Net asset value, offering and redemption price per share
   ($14,658,377 applicable to 1,088,480 shares of beneficial
   interest outstanding - Note 4) ................................$       13.47

See notes to financial statements ................................

Statement of operations

Thornburg New Mexico Intermediate Municipal Fund

Year Ended September 30, 2003

INVESTMENT INCOME:
Interest income (net of premium amortized
of $1,230,024) .................................................. $ 10,143,473


EXPENSES:
Investment advisory fees (Note 3) ...............................    1,122,875
Administration fees (Note 3)
         Class A Shares .........................................      265,590
         Class D Shares .........................................       15,129
Distribution and service fees (Note 3)
         Class A Shares .........................................      460,965
         Class D Shares .........................................      121,029
Transfer agent fees
         Class A Shares .........................................       79,947
         Class D Shares .........................................       19,378
Registration and filing fees
         Class A Shares .........................................          519
         Class D Shares .........................................          519
Custodian fees (Note 3) .........................................      117,220
Professional fees ...............................................       27,094
Accounting fees .................................................       12,990
Trustee fees ....................................................        5,391
Other expenses ..................................................       35,527

                  Total Expenses ................................    2,284,173
Less:
         Expenses reimbursed by investment advisor (Note 3) .....      (15,657)
         Distribution and service fees waived (Note 3) ..........      (60,514)
         Fees paid indirectly (Note 3) ..........................       (4,795)

                  Net Expenses ..................................    2,203,207


                  Net Investment Income .........................    7,940,266

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments .........................       35,461
Increase (Decrease) in unrealized appreciation of investments ...      519,875

                  Net Realized and Unrealized
                     Gain (Loss) on Investments .................      555,336


                  Net Increase (Decrease) in Net Assets Resulting
                      From Operations ........................... $  8,495,602

See notes to financial statements.

Statements of changes in net assets

Thornburg New Mexico Intermediate Municipal Fund


                                                                 Year Ended         Year Ended
                                                            September 30, 2003   September 30, 2002
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income .......................................   $   7,940,266    $   7,128,825
Net realized gain (loss) on investments .....................          35,461         (129,378)
Increase (Decrease) in unrealized appreciation of investments         519,875        4,162,371

                  Net Increase (Decrease) in Net Assets
                     Resulting from Operations ..............       8,495,602       11,161,818

DIVIDENDS TO SHAREHOLDERS:
From net investment income ..................................
         Class A Shares                                            (7,548,644)      (6,941,398)
         Class D Shares .....................................        (391,622)        (187,427)

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares .....................................      23,500,283       30,250,437
         Class D Shares .....................................       4,900,950        6,708,501


                  Net Increase (Decrease) in Net Assets .....      28,956,569       40,991,931

NET ASSETS:
         Beginning of year ..................................     202,467,593      161,475,662

         End of year ........................................   $ 231,424,162    $ 202,467,593


See notes to financial statements.


Notes to financial statements

Thornburg New Mexico Intermediate Municipal Fund

September 30, 2003

NOTE 1 - ORGANIZATION
Thornburg New Mexico Intermediate Municipal Fund (the "Fund") is a non-diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund: Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class D shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of shares outstanding (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended
September 30, 2003, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to ..125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $15,657 for Class D shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 2003, the Distributor has advised the Fund that it earned net commissions aggregating $2,780 from the sale of Class A shares.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund's Class D shares under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2003, are set forth in the statement of operations. Distribution fees in the amount of $60,514 were waived for Class D shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the year ended September 30, 2003, the fees paid indirectly were $4,795.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE 4 - SHARES OF BENEFICIAL INTEREST
At September 30, 2003 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                            Year Ended                      Year Ended
                                       September 30, 2003              September 30, 2002

                                        Shares         Amount           Shares        Amount
Class A Shares
Shares sold ....................      5,821,374    $ 77,915,699       4,647,451    $ 61,083,594
Shares issued to shareholders in        347,915       4,650,412         311,621       4,095,157
   reinvestment of dividends
Shares repurchased .............     (4,424,642)    (59,065,828)     (2,659,103)    (34,928,314)

Net Increase (Decrease) ........      1,744,647    $ 23,500,283       2,299,969    $ 30,250,437

Class D Shares
Shares sold ....................        766,729    $ 10,266,219         623,578    $  8,213,936
Shares issued to shareholders in         23,004         307,781          11,585         152,656
   reinvestment of dividends
Shares repurchased .............       (424,944)     (5,673,050)       (126,490)     (1,658,091)

Net Increase (Decrease) ........        364,789    $  4,900,950         508,673    $  6,708,501

NOTE 5 - SECURITIES TRANSACTIONS
For the year ended September 30, 2003, the Fund had purchase and sale transactions (excluding short-term securities) of $78,777,470 and $35,171,876, respectively.

NOTE 6 - INCOME TAXES
At September 30, 2003, information on the tax components of capital is as follows:

Cost of investments for tax purpose         $        219,920,074

Gross tax unrealized appreciation           $         10,660,354
Gross tax unrealized depreciation                        (70,990)
Net tax unrealized appreciation
   (depreciation) on investments            $         10,589,364


At September 30, 2003, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

         Capital loss carryovers expiring in:
                  2004     $        554,899
                  2006                7,178
                  2007               33,677
                  2008              595,638
                  2009              320,666
                  2011              145,437
                           $      1,657,495

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

During the year ended September 30, 2003, $90,419 of capital loss carry forwards from prior years expired. This amount was reclassed to paid in capital.

Dividends paid by the Fund for the years ended September 30, 2003 and September 30, 2002 represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sale losses.


Financial highlights

Thornburg New Mexico Intermediate Municipal Fund


                                                                                     Year Ended September 30,
                                                                   2003          2002          2001          2000        1999
Class A Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $   13.42  $        13.16  $      12.85  $      12.92    $  13.45

Income from investment operations:
    Net investment income ..................................        0.48            0.53          0.59          0.62        0.61
    Net realized and unrealized
      gain (loss) on investments ...........................        0.04            0.26          0.31         (0.07)      (0.53)

Total from investment operations ...........................        0.52            0.79          0.90          0.55        0.08
Less dividends from:
    Net investment income ..................................       (0.48)          (0.53)        (0.59)        (0.62)      (0.61)

Change in net asset value ..................................        0.04            0.26          0.31         (0.07)      (0.53)

Net asset value, end of year ...............................   $   13.46  $        13.42  $      13.16  $      12.85    $  12.92

Total return (a) ...........................................        3.93%           6.16%         7.12%         4.36%       0.55%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ..................................        3.55%           4.01%         4.49%         4.81%       4.57%
    Expenses, after expense reductions .....................        0.97%           0.98%         1.01%         0.99%       0.99%
    Expenses, after expense reductions
      and net of custody credits ...........................        0.97%           0.98%          --            --         --
    Expenses, before expense reductions ....................        0.97%           1.00%         1.01%         1.03%       1.01%

Portfolio turnover rate ....................................       16.53%          21.35%        18.77%        30.23%      15.93%

Net assets at end of year (000) ...........................$      216,766  $       192,749  $   158,645  $    147,279  $  155,540

(a) Sales loads are not reflected in computing total return


Thornburg New Mexico Intermediate Municipal Fund

                                                                                     Year Ended September 30,         Period Ended
                                                                                                                       September 30,
                                                                    2003           2002          2001          2000       1999(c)
Class D Shares:
Per Share Performance ......................................
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................   $   13.43  $        13.16  $      12.85  $      12.93    $  13.20

Income from investment operations:
    Net investment income ..................................        0.44            0.49          0.55          0.58        0.19
    Net realized and unrealized
      gain (loss) on investments ...........................        0.04            0.27          0.31         (0.08)      (0.27)

Total from investment operations ...........................        0.48            0.76          0.86          0.50       (0.08)
Less dividends from:
    Net investment income ..................................       (0.44)          (0.49)        (0.55)        (0.58)      (0.19)

Change in net asset value ..................................        0.04            0.27          0.31         (0.08)      (0.27)

Net asset value, end of period .............................   $   13.47  $        13.43  $      13.16  $      12.85    $  12.93

Total return (a) ...........................................        3.63%           5.94%         6.84%         4.00%      (0.61)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ..................................        3.24%           3.64%         4.23%         4.55%       4.20%(b)
    Expenses, after expense reductions .....................        1.25%           1.25%         1.27%         1.25%       1.27%
(b)
    Expenses, after expense reductions
      and net of custody credits ...........................        1.25%           1.25%          --            --         --
    Expenses, before expense reductions ....................        1.88%           2.00%         2.40%         2.73%       3.70%
(b)

Portfolio turnover rate ....................................       16.53%          21.35%        18.77%        30.23%      15.93%

Net assets at end of period (000) ..........................   $  14,658   $       9,719   $     2,831    $     2,151   $   1,122

(a) Total return is not annualized for periods less than one year.
(b) Annualized.
(c) Sale of Class D shares commenced on June 1, 1999.


Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund
CUSIPS: CLASS A - 885-215-301, CLASS D - 885-215-624
NASDAQ SYMBOLS: CLASS A - THNMX, CLASS D - THNDX

Principal                                                                                          Credit Rating
Amount           Isssuer-Description                                                                Moody's/S&P        Value

3,000,000        Alamogordo Hospital Revenue, 5.30% due 1/1/2013 (Insured: Radian)                    NR/AA       $   3,148,560
1,000,000        Albuquerque Airport Revenue, 5.00% due 7/1/2007                                      Aaa/AAA         1,097,640
326,000          Albuquerque Collateralized Mortgage Municipal Class B-2, 0% due 5/15/2011            Aaa/AAA         182,762
                 (Insured: FGIC)
100,000          Albuquerque Educational Facilities Revenue Refunding, 1.15% due 10/15/2016 put       VMIG1/AA        100,000
                 10/7/2003 (Albuquerque Academy Project; Insured: Bank of America) (weekly demand notes)
2,835,000        Albuquerque General Purpose Series A, 5.00% due 7/1/2005                             Aa3/AA          3,024,832
840,000          Albuquerque Gross Receipts Prerefunded Series B, 0% due 7/1/2005 (ETM)*              Aaa/AAA         821,856
820,000          Albuquerque Gross Receipts Prerefunded Series B, 0% due 7/1/2012                     Aaa/AAA         593,377
50,000           Albuquerque Gross Receipts Tax Revenue, 6.20% due 7/1/2005                           A1/AA           50,705
1,195,000        Albuquerque Gross Receipts Unrefunded Balance Series B, 0% due 7/1/2005 (Insured:    Aaa/AAA         1,167,144
                 FSA)
1,180,000        Albuquerque Gross Receipts Unrefunded Balance Series B, 0% due 7/1/2012 (Insured:    Aaa/AAA         835,039
                 FSA)
3,735,000        Albuquerque Hospital Revenue Series A, 6.375% due 8/1/2007 (Insured: MBIA)           Aaa/AAA         3,837,078
1,180,000        Albuquerque Industrial Development Revenue, 5.80% due 6/1/2007 (Universal Printing   A1/NR           1,236,369
                 & Publishing Project; LOC: Wells Fargo)
1,170,000        Albuquerque Industrial Revenue Refunding, 5.15% due 4/1/2016 (MCT Industries Inc.    Aa3/NR          1,217,537
                 Project; LOC: Bank of the West)
1,600,000        Albuquerque Joint Water & Sewage Revenue Series A, 0% due 7/1/2008 (Insured: FGIC)   Aaa/AAA         1,413,152
1,685,000        Albuquerque Joint Water & Sewage Systems Refunding Series A, 4.50% due 7/1/2004      Aa3/AA          1,728,844
1,000,000        Albuquerque Joint Water & Sewage Systems Revenue, 6.00% due 7/1/2005                 Aa3/AA          1,083,170
1,000,000        Albuquerque Joint Water & Sewage Systems Revenue, 6.00% due 7/1/2006                 Aa3/AA          1,120,880
1,135,000        Albuquerque Joint Water & Sewage Systems Revenue Refunding & Improvement Series A,   Aa3/AA          1,291,074
                 5.25% due 7/1/2011
2,240,000        Albuquerque Municipal School District 12 Refunding, 5.00% due 8/1/2009               Aa2/AA          2,529,677
760,000          Albuquerque Municipal School District 12 Refunding, 5.10% due 8/1/2014               Aa2/AA          830,247
1,175,000        Albuquerque Municipal School District 12 Refunding, 5.00% due 8/1/2015               Aa2/AA          1,273,324
2,140,000        Albuquerque New Mexico Industrial Revenue Refunding, 5.10% due 4/1/2017              Aa3/NR          2,231,036
415,000          Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due          Aaa/AAA         465,779
                 7/1/2010 (Insured: FSA)
1,000,000        Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due          Aaa/AAA         1,116,850
                 7/1/2011 (Insured: FSA)
2,200,000        Albuquerque Series B, 5.00% due 7/1/2006                                             Aa3/AA          2,410,584
220,000          Albuquerque Special Assessment District Series A, 6.45% due 1/1/2015 (Cottonwood     NR/AA-          221,274
                 Mall Project; LOC: Bank of America)
585,000          Belen Gasoline Tax Revenue Refunding & Improvement, 5.40% due 1/1/2011               NR/NR           605,791
400,000          Bernalillo County General Obligation, 7.00% due 2/1/2006                             Aa1/AA+         451,316
410,000          Bernalillo County General Obligation, 7.00% due 2/1/2007                             Aa1/AA+         478,515
525,000          Bernalillo County Gross Receipts, 5.10% due 10/1/2010                                Aa3/AA          584,939
3,000,000        Bernalillo County Gross Receipts Series B, 5.00% due 4/1/2021 (Insured: MBIA)        Aaa/AAA         3,229,530
495,000          Bernalillo County Gross Receipts Tax Revenue, 5.50% due 10/1/2011                    Aa3/AA          563,765
1,000,000        Bernalillo County Gross Receipts Tax Revenue, 5.25% due 10/1/2012                    Aa3/AA          1,136,630
2,000,000        Bernalillo County Gross Receipts Tax Revenue, 5.75% due 10/1/2015                    Aa3/AA          2,292,980
2,300,000        Bernalillo County Multi Family Housing Revenue Series 1988, 5.80% due 11/1/2025      NR/AA           2,330,038
                 put 11/1/2006 (Sunchase Apartments Project; Insured: AXA Reinsurance Co.)
4,500,000        Bernalillo County Multi Family Housing Revenue Series 1994-A, 6.50% due 10/1/2019    NR/AA           4,615,830
                 put 10/1/2005 (Village Apartments Project; Insured: AXA Reinsurance Co.)
1,000,000        Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2017 (Insured: FGIC)         Aaa/NR          1,073,120
1,030,000        Chaves County Gross Receipts Tax Revenue, 5.05% due 7/1/2019 (Insured: FGIC)         Aaa/NR          1,093,366
495,000          Cibola County Gross Receipts Tax Revenue, 5.875% due 11/1/2008 (Insured: AMBAC)      Aaa/AAA         578,071
555,000          Cibola County Gross Receipts Tax Revenue, 6.00% due 11/1/2010 (Insured: AMBAC)       Aaa/AAA         658,263
500,000          Eastern New Mexico University Revenues Refunding & Improvement, 4.95% due 4/1/2006   Aaa/AAA         501,525
                 (Insured: AMBAC)
1,000,000        Farmington Municipal School District 5 Refunding, 5.00% due 9/1/2011 (Insured:       Aaa/NR          1,102,720
                 FSA)
1,710,000        Farmington Pollution Control Revenue, 5.875% due 6/1/2023 (Insured: MBIA)            Aaa/AAA         1,749,313
400,000          Farmington Pollution Control Revenue, 1.20% due 9/1/2024 put 10/1/2003 (LOC:         P1/A1+          400,000
                 Barclays Bank) (daily demand notes)
3,000,000        Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2011           Aaa/AAA         3,354,720
                 (Insured: FSA)
6,095,000        Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2012           Aaa/AAA         6,721,261
                 (Insured: FSA)
7,960,000        Gallup Pollution Control Revenue Refunding, 6.65% due 8/15/2017 (Plains Electric     Aaa/AAA         8,074,942
                 Generation Project; Insured: MBIA)
1,500,000        Gallup Pollution Control Revenue Refunding Series 1992, 6.45% due 8/15/2006          Aaa/AAA         1,521,180
                 (Insured: MBIA)
1,310,000        Grant County Hospital Facility Revenue, 5.50% due 8/1/2009 (Gila Regional Medical    NR/AA           1,472,152
                 Center Project; Insured: Radian)
1,385,000        Grant County Hospital Facility Revenue, 5.50% due 8/1/2010 (Gila Regional Medical    NR/AA           1,545,798
                 Center Project; Insured: Radian)
1,115,000        Las Cruces Gross Receipts Tax Revenue Refunding & Improvement, 5.00% due 6/1/2009    Aaa/NR          1,255,680
                 (Insured: MBIA)
1,000,000        Las Cruces Health Facilities Revenue, 6.45% due 12/1/2017 (Evangelical Lutheran      Aaa/AAA         1,024,450
                 Project; Insured: FSA)
420,000          Las Cruces Joint Utility Refunding & Improvement Revenue, 6.50% due 7/1/2007         A1/NR           430,143
                 (ETM)*
1,000,000        Las Cruces School District 2, 5.50% due 8/1/2010                                     Aa3/NR          1,135,410
2,600,000        Las Cruces School District 2 Refunding, 4.00% due 8/1/2007                           Aa3/NR          2,801,630
2,600,000        Lordsburg Pollution Control Revenue, 6.50% due 4/1/2013 (Phelps Dodge Project)       Baa3/BBB-       2,659,280
1,300,000        Los Alamos County Utility Series A, 5.80% due 7/1/2006 (Insured: FSA)                Aaa/AAA         1,370,421
3,445,000        Los Alamos County Utility Series A, 6.00% due 7/1/2008 (Insured: FSA)                Aaa/AAA         3,638,368
350,000          Milan General Obligation Sanitary Sewer Series 1994, 7.00% due 9/1/2013              NR/NR           368,557
305,000          New Mexico Educational Assistance Foundation Revenue, 5.50% due 11/1/2003            NR/NR           305,949
1,140,000        New Mexico Educational Assistance Foundation Revenue, 6.65% due 3/1/2007             Aaa/NR          1,203,897
2,000,000        New Mexico Educational Assistance Foundation Series A 3, 4.95% due 3/1/2009          Aaa/NR          2,151,800
10,000           New Mexico Educational Assistance Foundation Student Loan Revenue, 5.40% due         Aa/NR           10,109
                 8/1/2004
1,290,000        New Mexico Educational Assistance Student Loan, 6.50% due 3/1/2004                   Aaa/NR          1,290,155
385,000          New Mexico Educational Assistance Student Loan Series 2-B, 5.75% due 12/1/2008       NR/NR           395,060
1,295,000        New Mexico Finance Authority Revenue Court Facilities Fee Bifurcated, 5.00% due      Aaa/AAA         1,408,002
                 6/15/2014 (Insured: MBIA)
2,000,000        New Mexico Finance Authority Revenue Court Facilities Fee Revenue Series A, 5.50%    Aaa/AAA         2,193,380
                 due 6/15/2020 (Insured: MBIA)
425,000          New Mexico Finance Authority Revenue Federal Highway Grant Anticipation Series A,    Aaa/AAA         448,362
                 4.10% due 9/1/2005 (Insured: AMBAC)
2,660,000        New Mexico Finance Authority Revenue Refunding, 5.00% due 6/1/2014 (Public Project   Aaa/AAA         2,934,273
                 Revolving Fund B; Insured: MBIA)
960,000          New Mexico Finance Authority Revenue Series C, 5.15% due 6/1/2012 (Insured: MBIA)    Aaa/AAA         1,061,040
220,000          New Mexico Finance Authority Revenue Series C, 5.25% due 6/1/2013 (Insured: MBIA)    Aaa/AAA         244,396
220,000          New Mexico Finance Authority Revenue Series C, 5.35% due 6/1/2014 (Insured: MBIA)    Aaa/AAA         244,336
245,000          New Mexico Finance Authority Revenue Series C, 5.45% due 6/1/2015 (Insured: MBIA)    Aaa/AAA         274,172
1,725,000        New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due   Aa1/AAA         1,904,848
                 6/1/2012
1,325,000        New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due   Aa1/AAA         1,451,352
                 6/1/2013
1,875,000        New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due   Aa1/AAA         2,038,144
                 6/1/2014
2,000,000        New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50%   Aa2/AA+         2,264,220
                 due 6/15/2013
2,000,000        New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50%   Aa2/AA+         2,249,400
                 due 6/15/2014
4,355,000        New Mexico Highway Commission Tax Revenue, 5.125% due 6/15/2010                      Aa2/AA+         4,847,855
500,000          New Mexico Highway Commission Tax Revenue Senior Subordinated Lien Series A, 5.00%   Aa2/AA+         562,305
                 due 6/15/2010
5,000,000        New Mexico Highway Commission Tax Senior Subordinated Lien, 6.00% due 6/15/2011      Aa2/AA+         5,856,600
1,140,000        New Mexico Hospital Equipment Loan, 5.20% due 12/1/2010 pre-refunded 12/1/2007 @     Aa2/AA          1,301,264
                 101 (Catholic Health Initiatives Project)
5,205,000        New Mexico Hospital Equipment Loan Series A, 5.75% due 8/1/2016 (Presbyterian        A1/A+           5,663,404
                 Healthcare Project)
1,160,000        New Mexico Housing Authority Region III Multi Family Housing Revenue Series A,       Aaa/AAA         1,192,654
                 5.30% due 12/1/2022 (Senior El Paseo Apartments Project; Insured: AMBAC)
2,325,000        New Mexico Housing Authority, Multi Family Housing Revenue, 1.10% due 1/15/2033      NR/A1+          2,325,000
                 put 10/7/2003 (Arbors/Courtyard Apartments Project) (weekly demand notes)
660,000          New Mexico MFA Forward Mortgage Series C, 6.50% due 7/1/2025 (Collateralized:        NR/AAA          694,096
                 FNMA/GNMA)
775,000          New Mexico MFA General, 5.80% due 9/1/2019                                           NR/A+           815,959
235,000          New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)                  NR/AAA          245,899
655,000          New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)                  NR/AAA          695,014
885,000          New Mexico MFA SFMR, 0% due 9/1/2019                                                 NR/AAA          625,483
405,000          New Mexico MFA SFMR Series 1992 A1, 6.90% due 7/1/2008 (Collateralized: FNMA/GNMA)   NR/AAA          421,791
310,000          New Mexico MFA SFMR Series A3, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)        NR/AAA          327,546
80,000           New Mexico MFA SFMR Series B2, 5.80% due 1/1/2009 (Collateralized: FNMA/GNMA)        NR/AAA          81,169
620,000          New Mexico MFA SFMR Series B3, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)        NR/AAA          664,783
1,075,000        New Mexico MFA SFMR Series C2, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA)        NR/AAA          1,128,761
1,470,000        New Mexico MFA SFMR Series D2, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA)       NR/AAA          1,525,933
170,000          New Mexico MFA SFMR Series H, 5.45% due 1/1/2006 (Collateralized: FNMA/GNMA)         NR/AAA          180,434
175,000          New Mexico MFA SFMR Series H, 5.45% due 7/1/2006 (Collateralized: FNMA/GNMA)         NR/AAA          187,658
60,000           New Mexico MFA SFMR Series PG-B2, 5.80% due 7/1/2009 (Collateralized: FNMA/GNMA)     NR/AAA          60,937
710,000          New Mexico MFA Single Family Series E2, 5.875% due 9/1/2020                          NR/AAA          760,275
1,000,000        New Mexico Mortgage Finance Multi Family Refunding  Series B, 5.00% due 7/1/2031     Aaa/NR          1,052,000
                 put 7/1/2011 (Sombra Del Oso Apartments Project; Collateralized: FNMA)
1,910,000        New Mexico Mortgage Finance Multi Family Refunding Series C, 5.00% due 7/1/2031      Aaa/NR          2,009,320
                 put 7/1/2011 (Riverwalk Apartments Project; Collateralized: FNMA)
2,785,000        New Mexico Mortgage Finance Multi Family Refunding Series D, 5.00% due 7/1/2031      Aaa/NR          2,929,820
                 put 7/1/2011 (Tierra Pointe I Apartments Project; Collateralized: FNMA)
1,000,000        New Mexico Mortgage Finance Multi Family Series A, 6.05% due 7/1/2028 (Sandpiper     NR/AAA          1,050,700
                 Apartments Project; Insured: FHA)
1,350,000        New Mexico State, 4.00% due 3/1/2005                                                 Aa1/AA+         1,405,174
5,000,000        New Mexico State, 4.00% due 9/1/2005                                                 Aa1/AA+         5,268,350
1,000,000        New Mexico State Highway Commission Revenue Infrastructure Senior Subordinated       Aa2/AA+         1,113,850
                 Lien C, 5.00% due 6/15/2012
750,000          New Mexico State Highway Commission Tax Revenue Senior Subordinated Lien, 5.75%      Aa2/AA+         873,765
                 due 6/15/2009
500,000          New Mexico State Hospital Equipment Loan Council Hospital Revenue Series A, 4.80%    A1/A+           532,990
                 due 8/1/2010 (Presbyterian Healthcare Project)
1,000,000        New Mexico State Refunding Series B, 5.00% due 9/1/2005                              Aa1/AA+         1,072,590
650,000          New Mexico State Refunding Series B, 5.00% due 9/1/2006                              Aa1/AA+         715,130
2,650,000        New Mexico State Severance Tax, 5.00% due 7/1/2005                                   Aa2/AA          2,826,967
1,475,000        New Mexico State Severance Tax, 5.00% due 7/1/2007                                   Aa2/AA          1,643,224
1,645,000        New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2007                Aa2/AA          1,831,987
550,000          New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2008                Aa2/AA          604,747
1,000,000        New Mexico State Supplemental Severance Series A, 5.00% due 7/1/2011                 Aa3/A+          1,097,470
1,260,000        New Mexico State University Revenues Refunding & Improvement, 4.00% due 4/1/2006     Aaa/AAA         1,315,415
                 (Insured: FSA)
1,000,000        New Mexico State University Revenues Refunding & Improvement, 5.00% due 4/1/2013     Aaa/AAA         1,113,100
                 (Insured: FSA)
5,000,000        New Mexico Supplemental Severance Series A, 5.00% due 7/1/2008                       Aa3/A+          5,492,000
570,000          Otero County Refunding, 4.00% due 8/1/2005 (Insured: MBIA)                           Aaa/NR          598,603
550,000          Puerto Rico Public Buildings Authority Revenue Guaranteed Government Facilities      Aaa/AAA         602,629
                 Series G, 5.00% due 7/1/2011 (Insured: XLCA)
1,000,000        Puerto Rico Public Buildings Authority Revenue Refunding Government Facilities       Aaa/AAA         1,128,690
                 Series F, 5.25% due 7/1/2019 (Insured: XLCA)
1,000,000        Rio Rancho Water & Wastewater System, 6.50% due 5/15/2006 (Insured: FSA)             Aaa/AAA         1,128,790
1,695,000        Rio Rancho Water & Wastewater System, 5.25% due 5/15/2007 (Insured: AMBAC)           Aaa/AAA         1,896,824
250,000          Ruidoso Municipal School District 3, 6.35% due 8/1/2006 (Insured: FSA)               Aaa/AAA         282,888
400,000          San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25%    A1/NR           438,380
                 due 5/15/2014
1,725,000        San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25%    A1/NR           1,797,674
                 due 5/15/2022
500,000          San Juan County Gross Receipts, 5.30% due 9/15/2009                                  A1/NR           557,110
1,000,000        San Juan County Gross Receipts Gas Tax Refunding Revenue Series B, 7.00% due         A1/NR           1,066,510
                 9/15/2009 pre-refunded 9/15/2004 @ 101
1,180,000        San Juan County Gross Receipts Tax Revenue Senior Series B, 5.50% due 9/15/2016      Aaa/AAA         1,329,553
                 (Insured: AMBAC)
1,000,000        San Juan County Gross Receipts Tax Revenue Subordinated Series A, 5.75% due          Aaa/AAA         1,125,080
                 9/15/2021 (Insured: AMBAC)
400,000          Sandoval County Landfill Revenue, 5.70% due 7/15/2013                                NR/NR           407,208
1,420,000        Sandoval County Landfill Revenue Refunding & Improvement, 5.50% due 8/15/2015        Baa2/NR         1,459,703
1,335,000        Sandoval County Landfill Revenue Refunding & Improvement, 5.75% due 8/15/2018        Baa2/NR         1,372,954
840,000          Sandoval County Revenue Refunding Series B, 5.75% due 2/1/2010 (Intel Project)       NR/NR           890,812
640,000          Santa Fe County, 5.00% due 7/1/2007 (Insured: MBIA)                                  Aaa/NR          693,485
785,000          Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)                                  Aaa/NR          856,804
1,900,000        Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District Project)      NR/NR           1,998,420
515,000          Santa Fe County Correctional Systems Revenue, 5.20% due 2/1/2012   (Insured: FSA)    Aaa/AAA         577,686
1,000,000        Santa Fe County Correctional Systems Revenue, 5.00% due 2/1/2018 (Insured: FSA)      Aaa/AAA         1,093,360
443,000          Santa Fe County Revenue Series 1990, 9.00% due 7/1/2004 (Office & Training           Aaa/NR          469,292
                 Facilities Project) (ETM)*
626,000          Santa Fe County Revenue Series 1990, 9.00% due 1/1/2008 (Office & Training           Aaa/NR          801,699
                 Facilities Project) (ETM)*
1,250,000        Santa Fe County Revenue Series A, 5.50% due 5/15/2015 (El Castillo Retirement        NR/NR           1,156,212
                 Project)
200,000          Santa Fe Educational Facilities Revenue, 5.00% due 3/1/2007 (St. John's College      NR/BBB          210,706
                 Project)
210,000          Santa Fe Educational Facilities Revenue, 5.10% due 3/1/2008 (St. John's College      NR/BBB          221,880
                 Project)
1,215,000        Santa Fe Educational Facilities Revenue, 5.40% due 3/1/2017 (St. John's College      NR/BBB          1,207,382
                 Project)
1,000,000        Santa Fe Educational Facilities Revenue Improvement, 6.25% due 10/1/2026 (College    NR/BBB-         1,017,850
                 of Santa Fe Project)
25,000           Santa Fe Housing Development Corp. Multi Family Revenue Refunding Series 1993-A,     A2/NR           25,036
                 5.50% due 2/1/2004 (Villa Camino Consuelo Project)
370,000          Santa Fe Refuse Disposal Systems Improvement Net Revenue Series 1996-B, 5.50% due    A3/NR           379,846
                 6/1/2004
600,000          Santa Fe Revenue Series A, 5.95% due 6/1/2009 pre-refunded 6/1/2004 @ 100            Aaa/AAA         619,812
                 (Insured: AMBAC)
255,000          Santa Fe SFMR, 5.25% due 11/1/2005 (Collateralized: FNMA/GNMA)                       Aaa/NR          270,892
150,000          Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA)                       Aaa/NR          157,455
215,000          Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA)                       Aaa/NR          224,150
255,000          Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA)                       Aaa/NR          260,368
875,000          Santa Fe Solid Waste Management Agency Facilities Revenue, 6.10% due 6/1/2007        NR/NR           975,957
745,000          Santa Fe Solid Waste Management Agency Facility Revenue, 5.75% due 6/1/2004          NR/NR           765,502
760,000          Santa Fe Solid Waste Management Agency Facility Revenue, 5.90% due 6/1/2005          NR/NR           808,405
775,000          Santa Fe Solid Waste Management Agency Facility Revenue, 6.00% due 6/1/2006          NR/NR           846,819
210,000          Santa Rosa Consolidated School District 8 Guadalupe & San Miguel Counties GO         Baa3/NR         210,949
                 Series 1991, 7.00% due 8/1/2004
190,000          Socorro Health Facility Refunding Revenue, 6.00% due 5/1/2008 (Evangelical           Aaa/AAA         199,150
                 Lutheran Good Samaritan Project; Insured: AMBAC)
1,000,000        Taos County Gross Receipts Tax Revenue Refunding & Improvement, 4.00% due            Aaa/NR          1,072,220
                 10/1/2006 (County Education Project; Insured: MBIA)
450,000          Taos Municipal School District 1 Refunding, 5.00% due 9/1/2008 (Insured: FSA)        Aaa/NR          506,425
1,730,000        University of New Mexico Revenue Refunding & Improvement Subordinated Lien Systems   Aa3/AA          1,896,305
                 Series A, 5.25% due 6/1/2017
1,000,000        University of New Mexico Revenue Refunding & Improvement Subordinated Lien Systems   Aa3/AA          1,063,620
                 Series A, 5.25% due 6/1/2021
645,000          University of New Mexico Revenue Refunding Subordinated Lien, 5.25% due 6/1/2016     Aa3/AA          710,990
1,825,000        University of New Mexico Revenue Refunding Subordinated Lien A, 5.25% due 6/1/2018   Aa3/AA          1,985,052
600,000          University of New Mexico Revenue Series A, 6.00% due 6/1/2021                        Aa3/AA          721,404
1,195,000        University of New Mexico Revenues Refunding Subordinated Lien Systems Series A,      Aa3/AA          1,338,161
                 5.25% due 6/1/2015
1,200,000        University of New Mexico Revenues Refunding Subordinated Lien Systems Series A,      Aa3/AA          1,315,200
                 5.25% due 6/1/2018
665,000          University of New Mexico University Revenues Series A, 5.25% due 6/1/2013            Aa3/AA          744,587
335,000          University of New Mexico University Revenues Series A, 5.25% due 6/1/2014            Aa3/AA          372,145
1,105,000        Villa Hermosa Multi Family Housing Revenue, 5.85% due 11/20/2016 (Collateralized:    NR/AAA          1,165,333
                 GNMA)
1,385,000        Western New Mexico University System Revenue Series 1995, 7.75% due 6/15/2019        Baa1/NR         1,450,663
                 pre-refunded 6/15/2004

                 TOTAL INVESTMENTS (Cost $219,918,561)                                                             $ 230,509,438

+        Credit ratings are unaudited.
*        Escrowed to maturity.
(a)      When issued security.
See notes to financial statements.

Report of Independent Auditors

Thornburg New Mexico Intermediate Municipal Fund

September 30, 2003

To the Trustees and Shareholders of
Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 7, 2003

Index Comparisons

Thornburg New Mexico Intermediate Municipal Fund

September 30, 2003

Index Comparison
Compares performance of the Thornburg New Mexico Intermediate Municipal Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, June 30, 1991 to September 30, 2003. On September 30, 2003, the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 7.9 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg New Mexico Intermediate Municipal Fund Class A Total Returns, Since June 30, 1991, versus Merrill Lynch 7-12 Year Municipal Index and Consumer Price Index (C.P.I.)

ML Muni 7-12 yrs
 Fund A Shares
 CPI

Class A Shares
Average Annual Total Returns
(periods ending 9/30/03)(at max. offering price)
One year:                   1.88%
Three years:                5.02%
Five years:                 3.98%
Ten years:                  4.48%
Since inception (6/18/91):  5.59%

Thornburg New Mexico Intermediate Municipal Fund Class D Total Returns, Since Inception, versus Merrill Lynch 7-12 Year Municipal Index and Consumer Price Index (C.P.I.)

ML Muni 7-12 yrs
 Fund D Shares
 CPI

Class D Shares
Average Annual Total Returns
(periods ending 9/30/03)
One year:                   3.63%
Three years:                5.46%
Since inception (6/1/99):   4.55%

The Merrill Lynch 7-12 Year Municipal Bond Index representing a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.



TRUSTEES and Officers

Thornburg New Mexico Intermediate Municipal Fund

Name, Address         Position(s)       Term of      Principal                                Number of         Other
and Age (1)           Held with         Office       Occupation(s)                            Portfolios        Directorships
                      Fund (2)          and          During Past                              in Fund           Held by
                                        Length of    5 Years                                  Complex           Trustee or
                                        Time                                                  Overseen          Nominee for
                                        Served                                                by Trustee (2)    Trustee

Interested Trustees

Garrett               Chairman          Trustee      CEO, Chairman and controlling            Twelve            Director of
Thornburg,            of Trustees (3)   Since        shareholder of Thornburg                                   Thornburg Mortgage,
57                                      1987 (4)     Investment Management, Inc.                                Inc. (real estate
                                                     (investment adviser) and                                   investment trust)
                                                     Thornburg Securities
                                                     Corporation (securities dealer);
                                                     Chairman of Thornburg Limited
                                                     Term Municipal Fund, Inc.
                                                     (registered investment company);
                                                     CEO and Chairman of Thornburg
                                                     Mortgage, Inc. (real estate
                                                     investment trust); Chairman
                                                     of Thornburg Mortgage
                                                     Advisory Corporation (investment
                                                     manager to Thornburg Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee        President and Managing Director           Ten               None
47                  President (5)     Since          of Thornburg Investment
                                      2001;          Management, Inc.; President
                                      President      of Thornburg Limited Term
                                      Since 1997     Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee        Principal in Ater & Ater                  Ten               Director of
58                                    since          Associates, Santa Fe, New                                   Thornburg
                                      1994 (4)       Mexico (developer, planner                                  Mortgage, Inc.
                                                     and broker of residential and                               (real estate
                                                     commercial real estate); owner,                             investment trust)
                                                     developer and broker for
                                                     various real estate projects.

David D. Chase,     Trustee           Trustee        Chairman, President, CEO,                 Twelve            Director of
62                                    since          and General Partner of Vestor                               Thornburg
                                      2001 (4)       Partners, LP, Santa Fe, NM                                  Limited Term
                                                     (private equity fund); Chairman                             Municipal Fund,
                                                     and CEO of Vestor Holdings,                                 Inc.
                                                     Inc., Santa Fe, NM (merchant
                                                     bank).

Forrest S. Smith,   Trustee           Trustee        Trust and estate attorney in private      Ten               None
73                                    since          practice and shareholder, Catron, Catron
                                      1987 (4)       & Pottow, Santa Fe, NM (law firm).

James W. Weyhrauch, Trustee           Trustee        CEO and Vice Chairman,                    Ten               None
44                                    since          Nambe Mills, Inc., Santa Fe,
                                      1996 (4)       NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary         Secretary      Vice President, Secretary and             Not applicable    Not applicable
56                                    Since 1987     Managing Director, Thornburg
                                      (6)            Investment Management, Inc.;
                                                     Secretary, Thornburg Limited Term
                                                     Municipal Fund, Inc.; Secretary,
                                                     Thornburg Securities Corporation;
                                                     Vice President, Daily Tax Free
                                                     Income Fund, Inc. (registered
                                                     investment company).

Steven J. Bohlin,   Vice President,   Vice           Vice President and Managing               Not applicable    Not applicable
44                  Treasurer         President      Director of Thornburg Investment
                                      Since 1987;    Management, Inc.; Vice President
                                      Treasurer      of Thornburg Limited Term
                                      Since 1989     Municipal Fund, Inc.
                                      (6)

George Strickland,  Vice President    Vice           Vice President and Managing               Not applicable    Not applicable
40                                    President      Director of Thornburg Investment
                                      Since 1996     Management, Inc.; Vice President (and
                                      6)             Treasurer since 2003) of Thornburg Ltd
                                                     Term Municipal Fund, Inc.

William V. Fries,   Vice President    Vice           Managing Director of                      Not applicable   Not applicable
64                                    President      Thornburg Investment
                                      Since 1995     Management, Inc.
                                      (6)

Leigh Moiola,       Vice President    Vice           Vice President and Managing               Not applicable   Not applicable
36                                    President      Director of Thornburg Investment
                                      Since 2001     Management, Inc.; Vice President
                                      (6)            of Thornburg Limited Term
                                                     Municipal Fund, Inc. since 1999.

Kenneth Ziesenheim, Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
49                                    President      Investment Management, Inc.;
                                      Since 1995     President of Thornburg Securities
                                      (6)            Corporation; Vice President
                                                     of Thornburg Limited Term
                                                     Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
33                                    President      Investment Management, Inc.
                                      Since 2001     since 2000; Portfolio Manager,
                                      (6)            Insight Capital Research &
                                                     Management, Inc., Walnut Creek,
                                                     California 1995-2000.

Wendy Trevisani,    Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
32                                    President      Management, Inc. since 1999 and
                                      Since 1999     Vice President since 1999; Sales
                                      (6)            Representative, Salomon Smith
                                                     Barney 1996-1999.

Joshua Gonze,       Vice President    Vice           Associate (and Vice President             Not applicable   Not applicable
40                                    President      since 1999) of Thornburg
                                      Since 1999     Investment Management, Inc.;
                                      (6)            Vice President of Thornburg
                                                     Limited Term Municipal Fund, Inc.
                                                     since 2001.

Brad Kinkelaar,     Vice President    Vice           Associate Portfolio Manager of            Not applicable   Not applicable
35                                    President      Thornburg Investment Management,
                                      Since 1999     Inc. since 1999; Equity Investment
                                      (6)            Analyst, State Farm Insurance
                                                     Companies 1996-1999.

Kerry D. Lee,       Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
36                                    President      Management, Inc.; Vice President
                                      Since 1999     of Thornburg Limited Term
                                      (6)            Municipal Fund, Inc. since 1999.

Chris Ihlefeld,     Vice President    Vice           Vice President of Thornburg               Not applicable    Not applicable
33                                    President      Investment Management, Inc.;
                                      Since 2003     Vice President of Limited Term
                                      (4)            Municipal Fund, Inc. since 2003.

Leon Sandersfeld,   Vice President    Vice           Associate of Thornburg Investment         Not applicable    Not applicable
37                                    President      Management, Inc. since 2002;
                                      Since 2003     Senior Staff Accountant,
                                      (6)            Farm Bureau Life Insurance Co.
                                                     1998-2002.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2) The Fund is one of ten separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has ten active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment to the ten active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distribut or of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.

(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling
         1-800-847-0200.



PORTFOLIO PROXY VOTING

Policies and Procedures (Unaudited):

The Trust has delegated to Thornburg Investment Management, Inc. ("the Advisor") voting decisions respecting proxies for the Fund's voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1.800.847.0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Commencing November 30, 2004, information regarding how proxies were voted will be available on or before November 30 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

Thornburg New Mexico INTERMEDIATE municipal fund a shares
Outperformed Tax-Free Money Market Funds
(Unaudited)

Investors sometimes ask us to compare Thornburg New Mexico Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in Thornburg New Mexico Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment 9/30/93 through 9/30/03 (after sales charge and fund expenses)

Lipper Tax-free Money
Market Fund Average                         $2,933

Thornburg New Mexico
Intermediate Municipal Fund                 $5,466

The chart above is for the Fund's Class A Shares only. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, three years, five years and since inception for each class of shares of the Fund.

Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for tax-exempt money funds as sourced from the "Lipper Tax-free Money Market Average" for the months covered by this analysis. The increase for the Class A Shares of New Mexico Intermediate Municipal Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $13.63 per share and the ending NAV at $13.46 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above.

Note 2: This analysis does not take into account the effect, if any, caused by state and local income taxes. The portion of the increase, if any, of Thornburg New Mexico Intermediate Municipal Fund representing appreciation of the share price is assumed to be taxed at a 15% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in this money fund average.

Note 3: Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg New Mexico Intermediate Municipal Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of THNMX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes
that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. Thornburg New Mexico Intermediate Municipal Fund also declares dividends daily and pays them monthly.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.






Thornburg Intermediate Municipal Fund

Annual Report
September 30, 2003

Thornburg Intermediate Municipal Fund
ALL DATA AS OF 9/30/03


         FUND FACTS:       Thornburg Intermediate Municipal Fund

                                              A Shares   C Shares

   Annualized Distribution Rate (at NAV)       3.89%      3.65%

   SEC Yield                                   2.70%      2.50%

   NAV                                        $13.56     $13.58

   Maximum Offering Price                     $13.84     $13.58

   TOTAL RETURNS:    Annual Average - (After Subtracting Maximum Sales Charge)

   One Year                                    1.04%     2.12%

   Three Years                                 5.74%     6.07%

   Five Years                                  3.84%     3.86%

   Ten Years                                   4.73%      N/A

   Since Inception                             5.94%     4.95%

   Inception Date                           7/22/1991   9/1/1994


The investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Fund's Class A Shares is 2.00%.

The data quoted represent past performance and may not be construed as a guarantee of future results.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period.

The distribution rate is calculated by taking the sum of the month's total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending NAV to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund's NAV and current distributions.

Letter to shareholders

Thornburg Intermediate Municipal Fund

October 20, 2003

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the A shares decreased by 11 cents to $13.56 during the year ending September 30, 2003. If you were with us for the entire period, you received dividends of 52.2 cents per share. If you reinvested dividends, you received 53.1 cents per share. Investors who owned C shares received dividends of 47.4 and 48.1 cents per share, respectively.

Interest rates on intermediate-term municipal bonds have risen somewhat over the last year. For example, the interest rate on a ten-year AAA-rated municipal bond rose from 3.40% on September 30, 2002 to 3.67% on September 30, 2003. Since rising interest rates cause bond prices to fall, a ten-year bond that was worth 100% of par value on September 30, 2002 would be worth 97.95% of par on September 30, 2003 (a 2.05% loss).

The price of your Fund has depreciated 0.80% over the one-year period ending September 30, 2003. This is consistent with our goal of having lower price volatility than comparable maturity bonds such as the one mentioned above. Meanwhile your Fund has paid a steady monthly dividend, while short-term interest rates have plummeted. Investors in money market funds and short-term CDs, susceptible to reinvestment risk, are still feeling the pinch of reduced income flow. To see how your Fund has performed relative to the money market fund averages, turn to the back of this report.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 330 municipal obligations from 43 states. Today, your fund's weighted average maturity is 8.5 years. We always keep it below 10 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years.

Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the fund's price volatility. Second, laddering gives the fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what truly differentiates this fund from most bond mutual funds. It will be particularly useful if interest rates rise, because it will allow the fund to gradually increase the yield of the portfolio without having to sell bonds prior to maturity at reduced prices. The chart below describes the percentages of your fund's bond portfolio maturing in each of the coming years.

              % of portfolio            Cumulative %
              maturing within         maturing by end of

         2 years =         11%      year 2 =         11%
         2 to 4 years =    10%      year 4 =         21%
         4 to 6 years =    8%       year 6 =         29%
         6 to 8 years =    13%      year 8 =         42%
         8 to 10 years =   15%      year 10 =        57%
         10 to 12 years =  16%      year 12 =        73%
         12 to 14 years =  13%      year 14 =        86%
         14 to 16 years =  5%       year 16 =        91%
         16 to 18 years =  7%       year 18 =        98%
         18 to 20 years =  1%       year 20 =        99%

Percentages can and do vary. Data as of 9/30/03

We are gradually seeing more and more reasons to feel optimistic about the U.S. economic recovery. Many economists expect GDP growth of 5-6% for the current quarter, but question its sustainability. The current strength seems to be largely driven by tax cuts, federal government spending, and continued cash flows from the home refinancing boom. If we are to enter the next phase of recovery, corporate capital spending and hiring must pick up. Meanwhile, despite higher prices for items such as housing, insurance and health care, there is virtually no evidence of widespread inflation. In fact, official measurements of inflation, such as the Core Consumer Price Index, have continued to decline. So we don't see any reason for Federal Reserve policy to change for the foreseeable future.

We do, however, continue to believe that phase two of the recovery will eventually materialize. It will probably happen in conjunction with a weakened dollar and a heavier calendar of Treasury bond offerings. These factors would likely cause interest rates to rise on short-term and long-term bonds. We have kept your Fund's duration shorter than normal to prepare for such an environment. Doing so has detracted somewhat from price appreciation as interest rates fell, but should allow the fund to better take advantage of higher interest rates if and when they arrive.

Most of the states are currently dealing with very sluggish revenue growth following a terrible 2002, when revenues dropped over 10%. The Nelson A. Rockefeller Institute of Government recently reported that State tax revenue grew by 3.1% in the second quarter of 2003. Virtually all of the growth came from enacted tax increases. Without the tax hikes, revenue would have only risen 0.4%. Yet, despite this difficult environment, Moody's Investment Services announced that the number of upgrades exceeded the number of downgrades in the second quarter of 2003. I believe that this is because many of the smaller issuers that we tend to favor are faring better than the large state issuers. We expect this trend to continue for the time being. Your Fund continues to maintain high credit quality, with 88% of the portfolio rated A or above by one of the major rating agencies, and 53% rated AAA.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.



Sincerely,





George Strickland
Portfolio Manager

Statement of assets and liabilities

Thornburg Intermediate Municipal Fund

September 30, 2003

ASSETS
Investments at value (cost $435,056,913) .........................$ 463,680,684
Cash .............................................................      144,074
Receivable for investments sold ..................................      578,299
Receivable for fund shares sold ..................................      910,151
Interest receivable ..............................................    6,299,941
Prepaid expenses and other assets ................................       30,399

                  Total Assets ...................................  471,643,548

LIABILITIES
Payable for fund shares redeemed .................................      489,409
Accounts payable and accrued expenses ............................      247,042
Payable to investment advisor (Note 3) ...........................      221,160
Dividends payable ................................................      567,001

                  Total Liabilities ..............................    1,524,612

NET ASSETS .......................................................$ 470,118,936

NET ASSETS CONSIST OF:
       Net unrealized appreciation (depreciation) on investments .$  28,623,771
       Accumulated net realized gain (loss) ......................  (11,971,771)
       Net capital paid in on shares of beneficial interest ......  453,466,936

                                                                  $ 470,118,936

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
         ($390,079,589 applicable to 28,758,558 shares of beneficial
         interest outstanding - Note 4) ..........................$       13.56

Maximum sales charge, 2.00% of offering price ....................         0.28

Maximum Offering Price Per Share .................................$       13.84

Class C Shares:
Net asset value and offering price per share *
         ($60,706,654 applicable to 4,470,083 shares of beneficial
         interest outstanding - Note 4) ..........................$       13.58

Class I Shares:
Net asset value, offering and redemption price per share
         ($19,332,693 applicable to 1,427,432 shares of beneficial
         interest outstanding - Note 4) ..........................$       13.54

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of operations

Thornburg Intermediate Municipal Fund

Year Ended September 30, 2003

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,992,676) .......   $ 22,893,132

EXPENSES:
Investment advisory fees (Note 3) ..............................      2,355,854
Administration fees (Note 3) ...................................
         Class A Shares                                                 500,423
         Class C Shares ........................................         66,042
         Class I Shares                                                   9,000
Distribution and service fees (Note 3)
         Class A Shares ........................................        960,651
         Class C Shares ........................................        528,337
Transfer agent fees
         Class A Shares ........................................        183,558
         Class C Shares ........................................         37,014
         Class I Shares ........................................         18,620
Registration and filing fees
         Class A Shares ........................................         13,629
         Class C Shares ........................................          9,527
         Class I Shares ........................................         10,778
Custodian fees (Note 3) ........................................        228,400
Professional fees ..............................................         52,301
Accounting fees ................................................         33,110
Trustee fees ...................................................         11,367
Other expenses .................................................         88,469

                  Total Expenses ...............................      5,107,080
Less:
         Expenses reimbursed by investment advisor (Note 3) ....        (89,672)
         Distribution and service fees waived (Note 3) .........       (211,335)
         Fees paid indirectly (Note 3) .........................         (3,630)

                  Net Expenses .................................      4,802,443

                  Net Investment Income ........................     18,090,689

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ........................     (4,597,883)
Increase (Decrease) in unrealized appreciation of investments ..        581,701


                  Net Realized and Unrealized
                     Gain (Loss) on Investments ................     (4,016,182)

                  Net Increase (Decrease) in Net Assets Resulting
                     from Operations ...........................   $ 14,074,507
See notes to financial statements ..............................


Statements of changes in net assets

Thornburg Intermediate Municipal Fund


                                                                  Year Ended        Year Ended
                                                            September 30, 2003  September 30, 2002
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income .......................................   $  18,090,689    $  17,948,811
Net realized gain (loss) on investments sold ................      (4,597,883)
                                                                                       404,094
Increase (Decrease) in unrealized appreciation of investments         581,701
                                                                                    13,589,207

                  Net Increase (Decrease) in Net Assets
                     Resulting from Operations ..............      14,074,507       31,942,112

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares .....................................     (15,480,099)     (15,604,559)
         Class C Shares .....................................      (1,849,255)      (1,580,424)
         Class I Shares .....................................        (761,335)        (763,828)

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares .....................................     (20,552,567)      63,181,761
         Class C Shares .....................................      13,877,646        5,751,936
         Class I Shares .....................................       1,174,895          517,290

                  Net Increase (Decrease) in Net Assets .....      (9,516,208)      83,444,288

NET ASSETS:
         Beginning year .....................................     479,635,144      396,190,856

         End of year ........................................   $ 470,118,936    $ 479,635,144


See notes to financial statements ...........................


Notes to financial statements

Thornburg Intermediate Municipal Fund

September 30, 2003

NOTE 1 - ORGANIZATION
Thornburg Intermediate Municipal Fund (the "Fund") is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended
September 30, 2003, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to ..125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $30,296 for Class A shares, $26,697 for Class C shares, and $32,679 for Class I shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund shares. For the year ended September 30, 2003, the Distributor has advised the Fund that it earned net commissions aggregating $2,928 from the sale of Class A shares and collected contingent deferred sales charges aggregating $5,723 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund's Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2003, are set forth in the statement of operations. Distribution fees in the amount of $211,335 were waived for Class C shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended September 30, 2003 fees paid indirectly were $3,630.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE 4 - SHARES OF BENEFICIAL INTEREST
At September 30, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                             Year Ended                        Year Ended
                                        September 30, 2003                 September 30, 2002

                                        Shares          Amount            Shares          Amount
Class A Shares
Shares sold ....................       6,705,141    $  90,330,472        9,552,738    $ 126,489,062
Shares issued to shareholders in
   reinvestment of dividends ...         649,800        8,760,445          685,346        9,083,944
Shares repurchased .............      (8,890,248)    (119,643,484)      (5,466,398)     (72,391,245)

Net Increase (Decrease) ........      (1,535,307)   $ (20,552,567)       4,771,686    $  63,181,761

Class C Shares
Shares sold ....................       1,632,604    $  22,060,706        1,233,340    $  16,354,222
Shares issued to shareholders in
   reinvestment of dividends ...         102,429        1,382,647           95,055        1,261,742
Shares repurchased .............        (709,799)      (9,565,707)        (891,701)     (11,864,028)

Net Increase (Decrease) ........       1,025,234    $  13,877,646          436,694    $   5,751,936

Class I Shares
Shares sold ....................         807,931    $  10,899,236          597,867    $   7,883,195
Shares issued to shareholders in
   reinvestment of dividends ...          39,457          531,139           38,405          508,597
Shares repurchased .............        (762,688)     (10,255,480)        (594,962)      (7,874,502)

Net Increase (Decrease) ........          84,700    $   1,174,895           41,310    $     517,290


NOTE 5 - SECURITIES TRANSACTIONS
For the year ended September 30, 2003, the Fund had purchase and sale transactions (excluding short-term securities) of $68,493,852 and $74,637,014, respectively.

NOTE 6 - INCOME TAXES
At September 30, 2003, information on the tax components of capital is as follows:

Cost of investments for tax purpose         $       435,056,913

         Gross tax unrealized appreciation  $        30,440,766
         Gross tax unrealized depreciation           (1,816,995)
         Net tax unrealized appreciation
            (depreciation) on investments   $        28,623,771

At September 30, 2003, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

         Capital loss carryovers expiring in:
                  2004     $        2,201,912
                  2005                200,249
                  2006                 27,737
                  2007                  6,140
                  2008              2,563,342
                  2009              2,374,508
                  2011                 11,597
                           $        7,385,485

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

During the year ended September 30, 2003, $832,412 of capital loss carry forwards from prior years expired. This amount was reclassed to paid in capital.

At September 30, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $4,586,286. For tax purposes, such losses will be reflected in the year ending September 30, 2004.

Dividends paid by the Fund for the years ended September 30, 2003 and September 30, 2002 represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of losses realized subsequent to October 31 on the sale of securities.

Financial highlights

Thornburg Intermediate Municipal Fund

                                                                                 Year Ended September 30,
                                                                    2003        2002         2001         2000         1999
Class A Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $    13.67  $     13.28  $     12.78  $      13.00     $  13.76

Income from investment operations:
         Net investment income .............................         0.52         0.56         0.62          0.63         0.62
         Net realized and unrealized
                  gain (loss) on investments ...............        (0.11)        0.39         0.50         (0.22)       (0.76)

Total from investment operations ...........................         0.41         0.95         1.12          0.41        (0.14)
Less dividends from:
    Net investment income ..................................        (0.52)       (0.56)       (0.62)        (0.63)       (0.62)

Change in net asset value ..................................        (0.11)        0.39         0.50         (0.22)       (0.76)

Net asset value, end of year ...............................   $    13.56  $     13.67  $     13.28  $      12.78     $  13.00

Total return (a) ...........................................         3.11%        7.39%        8.94%         3.23%      (1.09)%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .............................         3.87%        4.23%        4.73%         4.89%       4.59%
         Expenses, after expense reductions ................         0.99%        0.92%        0.82%         0.89%       0.99%
         Expenses, after expense reductions
                  and net of custody credits ...............         0.99%        0.92%         --            --           --
         Expenses, before expense reductions                         1.00%        1.00%        1.02%         1.02%       1.02%

Portfolio turnover rate ....................................        15.13%       16.36%       18.24%        21.97%      23.17%

Net assets at end of year (000) ...........................     $  390,080  $   414,150  $    338,931  $   322,942  $  363,908

(a) Sales loads are not reflected in computing total return


Thornburg Intermediate Municipal Fund

                                                                                   Year Ended September 30,
                                                                     2003         2002          2001        2000        1999
Class C Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $     13.69  $     13.30  $     12.79  $      13.02    $   13.77

Income from investment operations:
         Net investment income .............................          0.47         0.51         0.57          0.57         0.56
         Net realized and unrealized
                  gain (loss) on investments ...............         (0.11)        0.39         0.51         (0.23)       (0.75)

Total from investment operations ...........................          0.36         0.90         1.08          0.34        (0.19)
Less dividends from:
    Net investment income ..................................         (0.47)       (0.51)       (0.57)        (0.57)       (0.56)

Change in net asset value ..................................         (0.11)        0.39         0.51         (0.23)       (0.75)

Net asset value, end of year ...............................   $     13.58  $     13.69  $     13.30  $      12.79   $    13.02

Total return ...............................................          2.73%        6.97%        8.59%         2.70%      (1.48)%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .............................          3.50%        3.84%        4.33%         4.44%        4.19%
         Expenses, after expense reductions ................          1.35%        1.30%        1.21%         1.34%        1.40%
         Expenses, after expense reductions
                  and net of custody credits ...............          1.35%        1.30%         --            --           --
         Expenses, before expense reductions ...............          1.80%        1.80%        1.83%         1.83%        1.85%

Portfolio turnover rate ....................................         15.13%       16.36%       18.24%        21.97%       23.17%

Net assets at end of year (000) ............................    $    60,707 $     47,155  $    40,002  $    33,353   $   32,477


Thornburg Intermediate Municipal Fund

                                                                                    Year Ended September 30,
                                                                      2003         2002         2001        2000        1999
Class I Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $     13.65  $     13.26  $     12.76  $      12.98    $   13.74

Income from investment operations:
         Net investment income .............................          0.57         0.61         0.65          0.65         0.66
         Net realized and unrealized
                  gain (loss) on investments ...............         (0.11)        0.39         0.50         (0.22)       (0.76)

Total from investment operations ...........................          0.46         1.00         1.15          0.43        (0.10)
Less dividends from:
    Net investment income ..................................         (0.57)       (0.61)       (0.65)        (0.65)       (0.66)

Change in net asset value ..................................         (0.11)        0.39         0.50         (0.22)       (0.76)

Net asset value, end of year ...............................   $     13.54  $     13.65  $     13.26  $      12.76    $   12.98

Total return (a) ...........................................          3.49%        7.75%        9.23%         3.45%      (0.79)%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .............................          4.23%        4.57%        4.99%         5.10%       4.89%
         Expenses, after expense reductions ................          0.62%        0.58%        0.55%         0.68%       0.69%
         Expenses, after expense reductions
                  and net of custody credits ...............          0.62%        0.58%         --            --          --
         Expenses, before expense reductions ...............          0.80%        0.79%        0.79%         0.80%       0.79%

Portfolio turnover rate ....................................         15.13%       16.36%       18.24%        21.97%      23.17%

Net assets at end of year (000) ............................    $    19,333 $     18,330 $     17,258  $     17,563   $  18,772

(a) Sales loads are not reflected in computing total return.


Schedule of Investments
Thornburg Intermediate Municipal Fund
CUSIPS: CLASS A - 885-215-202, CLASS C - 885-215-780, CLASS I - 885-215-673
NASDAQ SYMBOLS: CLASS A - THIMX, CLASS C - THMCX, CLASS I - THMIX

Alabama              (1.30%)
800,000           Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)                          Aaa/AAA          $937,472
55,000            Birmingham South Medical Clinic, 6.30% due 11/1/2003 (ETM)*                         NR/AAA           55,251
2,525,000         Huntsville Health Care Series A, 4.65% due 6/1/2024 put 6/1/2005 (Insured: MBIA)    Aaa/AAA          2,645,039
505,000           Huntsville Series A, 6.25% due 2/1/2006                                             Aa2/AA           543,400
1,600,000         Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured:    Aaa/AAA          1,803,504
                  MBIA)
Alaska            (0.40%)
515,000           Anchorage Alaska Prerefunded, 5.25% due 10/1/2008 (Insured: FGIC)                   Aaa/AAA          556,900
485,000           Anchorage Alaska Unrefunded, 5.25% due 10/1/2008 (Insured: FGIC)                    Aaa/AAA          522,452
500,000           Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)                     Aaa/AAA          597,095
Arizona           (1.90%)
4,580,000         Maricopa County Industrial Development Capital Appreciation Series B, 4.80% due     NR/BBB           4,683,416
                  12/1/2031 put 12/1/2004 (Waste Management Inc. Project)
2,715,000         Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021           Baa3/NR          2,735,797
                  (Arizona Charter Schools Project)
400,000           Tucson General Obligation Series D, 9.75% due 7/1/2012 (ETM)*                       Aa2/AA           588,260
500,000           Tucson General Obligation Series D, 9.75% due 7/1/2013 (ETM)*                       Aa2/AA           751,605
Arkansas          (0.70%)
500,000           Conway Electric Revenue Refunding, 2.00% due 8/1/2004                               A2/NR            502,825
1,135,000         Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012       NR/A             1,254,118
                  (Regional Medical Center Project)
1,200,000         Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013       NR/A             1,318,332
                  (Regional Medical Center Project)
California        (5.10%)
3,000,000         California Department of Water Resources Power Series A, 5.75% due 5/1/2017         A3/BBB+          3,325,680
675,000           California HFA Revenue Series 1985-B, 9.875% due 2/1/2017                           Aa2/AA-          726,131
4,500,000         California Statewide Community Development Authority Certificate of                 Aaa/AAA          5,149,620
                  Participation, 5.50% due 10/1/2007 (Unihealth America Project; Insured: AMBAC)
                  (ETM)*
1,000,000         Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)*               Aaa/AAA          1,178,830
1,740,000         Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/2007 (Center   Aaa/AAA          1,520,673
                  for the Arts Project; Insured: AMBAC)
2,140,000         Golden West Schools Financing Authority Capital Appreciation, 0% due 8/1/2018       Aaa/AAA          972,523
                  (Insured: MBIA)
500,000           Irvine Improvement Bond Act 1915, 1.20% due 9/2/2023 put 10/1/2003 (daily demand    VMIG1/NR         500,000
                  notes)
200,000           Irvine Improvement Bond Act 1915 Limited Obligation Assessment District, 1.15%      VMIG1/A1+        200,000
                  due 9/2/2025 put 10/1/2003 (daily demand notes)
500,000           Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018 pre-refunded           Baa3/NR          557,735
                  8/1/2005
1,590,000         Los Angeles Regional Airport Lease Refunding, 5.25% due 1/1/2009 (Facilities        Aaa/AAA          1,747,983
                  Laxfuel Corp. La International Project)
2,280,000         Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)                Aaa/AAA          2,481,073
1,500,000         Sacramento Municipal Utility District Electric Revenue, 9.43% due 11/15/2006        Aaa/AAA          1,576,650
                  (Insured: FSA)
500,000           San Diego County Water Authority Revenue & Refunding Series 1993-A, 10.174% due     Aaa/AAA          630,740
                  4/25/2007 (Insured: FGIC)
145,000           San Marcos Certificate of Participation Series C, 0% due 8/15/2005 (ETM)*           NR/AAA           141,295
740,000           San Marcos Certificate of Participation Series D, 0% due 9/2/2005 (ETM)*            NR/AAA           720,597
700,000           Sulphur Springs School District General Obligation Series B, 5.60% due 3/1/2004     NR/A             713,020
800,000           Sulphur Springs School District General Obligation Series B, 5.70% due 3/1/2005     NR/A             850,472
450,000           Sunline Transit Agency Certificate of Participation Series A, 5.625% due 7/1/2004   A2/NR            464,306
215,000           Sunline Transit Agency Certificate of Participation Series A, 5.75% due 7/1/2005    A2/NR            221,742
Colorado          (4.90%)
1,265,000         Adams County Communication Center Series A, 5.75% due 12/1/2016                     Baa1/NR          1,339,724
100,000           Arvada Industrial Development Revenue, 5.25% due 12/1/2007 (Wanco Inc. Project;     NR/NR            105,419
                  LOC: U.S. Bank, N.A.)
450,000           Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project;     NR/NR            455,224
                  LOC: U.S. Bank, N.A.)
1,000,000         Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded       NR/AAA           1,157,560
                  12/1/2009
2,000,000         Central Platte Valley Metropolitan District Refunding Series A, 5.00% due           NR/A1+           2,190,640
                  12/1/2031 put 12/1/2009 (LOC: US Bank)
500,000           Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Charter   Baa2/NR          507,225
                  School Cherry Creek Project)
100,000           Colorado Housing Finance Authority Single Family Program Subordinated Series C,     A1/A+            101,726
                  5.75% due 10/1/2007
1,545,000         Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20%   A2/NR            1,640,156
                  due 12/1/2008
2,070,000         Denver City & County Certificates of Participation Series B, 5.00% due 12/1/2009    Aa2/AA           2,307,677
2,465,000         Denver City & County Certificates of Participation Series B, 5.00% due 12/1/2011    Aa2/AA           2,697,573
500,000           El Paso County School District 11, 7.10% due 12/1/2013                              Aa3/AA-          647,495
2,395,000         Interstate South Metropolitan District Refunding, 6.00% due 12/1/2020 (LOC: BNP     NR/AA-           2,472,790
                  Paribas)
2,830,000         Larimer County General Obligation, 8.45% due 12/15/2005 (Poudre School District     Aa3/NR           3,267,433
                  Project)
1,005,000         Northwest Parkway Public Highway Authority Capital Appreciation Senior              Aaa/AAA          758,021
                  Convertible C, 0% due 6/15/2014 (Insured: FSA)
2,500,000         Plaza Metropolitan District 1 Colorado Revenue Public Improvement Fee/Tax           NR/NR            2,518,725
                  Increment, 7.70% due 12/1/2017
350,000           Superior Metropolitan District 1 Water Refunding & Improvement Series B, 5.45%      NR/A             364,560
                  due 12/1/2020 put 12/1/2004 @ 100 (LOC: Allied Irish)
75,000            Thornton County Single Family Mortgage Revenue Series 1992-A, 8.05% due 8/1/2009    A3/NR            75,733
Delaware          (0.30%)
1,500,000         Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016     NR/AA            1,602,465
                  (Nanticoke Memorial Hospital Project; Insured: Radian)
District of       (1.10%)
Columbia
600,000           District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)*                  Aaa/AAA          679,176
3,000,000         District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)         Aaa/AAA          3,585,930
250,000           District of Columbia Revenue, 0% due 2/15/2004 (Assoc. of American Medical          NR/AA-           248,490
                  Colleges Project)
1,500,000         District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2019            Aaa/AAA          666,120
                  (Mandarin Oriental Project; Insured: FSA)
Florida           (3.80%)
1,000,000         Broward County Resource Recovery Revenue, 5.00% due 12/1/2007                       A3/AA-           1,100,450
60,000            Duval County HFA Single Family Housing Revenue Series 94, 6.10% due 4/1/2006        Aaa/NR           63,055
                  (Collateralized: GNMA)
60,000            Duval County HFA Single Family Housing Revenue Series 94, 6.10% due 10/1/2006       Aaa/NR           63,021
                  (Collateralized: GNMA)
1,700,000         Duval County Multi Family Housing Revenue Refunding, 5.90% due 9/1/2016 (St.        NR/A+            1,770,431
                  Augustine Apartments Project)
1,675,000         Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010      Aaa/AAA          1,739,236
                  (Insured: MBIA)
3,000,000         Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health Care    Aaa/NR           3,225,060
                  Facility Loan Project; Insured: AMBAC)
155,000           Florida Board of Education Capital Outlay, 9.125% due 6/1/2014 (ETM)*               Aaa/AAA          216,747
905,000           Florida Board of Education Capital Outlay, 9.125% due 6/1/2014                      Aa2/AA+          1,270,186
1,460,000         Florida Board of Education Capital Outlay Refunding Public Education Series D,      Aa2/AA+          1,669,583
                  5.75% due 6/1/2018
700,000           Florida State Department of Corrections, 6.25% due 3/1/2015 (Okeechobee             Aaa/AAA          760,116
                  Correctional Project)
500,000           Orlando & Orange County Expressway Revenue, 8.25% due 7/1/2014 (Insured: FGIC)      Aaa/AAA          703,000
150,000           Osceola County Health Facilities Revenue Series 1994, 5.75% due 5/1/2004            Aaa/AAA          154,131
                  (Evangelical Lutheran Good Samaritan Project; Insured: AMBAC)
1,000,000         Palm Beach County Solid Waste Revenue Refunding Series A, 6.00% due 10/1/2010       Aaa/AAA          1,182,670
                  (Insured: AMBAC)
1,200,000         Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008        NR/AA-           1,272,804
                  (Cypress Trail Apartments Project; Guaranty: Axa Reinsurance)
650,000           Pensacola Apartment Revenue Series A, 6.25% due 10/1/2004 (Insured: MBIA)           Aaa/AAA          682,084
600,000           Sarasota County Public Hospital Board, 1.23% due 7/1/2037 put 10/1/2003 (Sarasota   VMIG1/A1+        600,000
                  Memorial Hospital Project) (daily demand notes)
1,000,000         Turtle Run Community Development District Refunding Water Management Benefit        Aaa/AAA          1,105,040
                  Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)
Georgia           (0.10%)
235,000           Georgia Municipal Electric Authority Power Revenue Unrefunded Series Y, 10.00%      A2/NR            321,363
                  due 1/1/2010
Hawaii            (0.70%)
2,000,000         Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Insured: MBIA)           Aaa/AAA          2,444,100
970,000           Hawaii Housing Finance Development Corp. Series B, 5.85% due 7/1/2017               Aaa/AAA          998,208
                  (Collateralized: FNMA)
Idaho             (0.20%)
985,000           Boise City Industrial Development Corp., 5.40% due 12/15/2009 (Western Trailer      A1/NR            1,007,192
                  Co. Project; LOC: First Security)
Illinois          (13.20%)
1,930,000         Bedford Park Tax Increment Revenue Refunding Series 1993, 8.00% due 12/1/2010       NR/BBB-          2,083,628
                  pre-refunded 12/1/2004
300,000           Central Lake County Joint Action Water Agency Series 1991, 0% due 5/1/2005          Aaa/AAA          293,727
                  (Insured: MBIA)
800,000           Champaign County Community Unit Series C, 0% due 1/1/2011 pre-refunded 1/1/2010 @   Aaa/AAA          613,048
                  94.672 (Insured: FGIC)
3,000,000         Chicago Housing Authority Capital, 5.00% due 7/1/2008                               Aa3/AA           3,318,420
600,000           Chicago Park District Harbor, 5.75% due 1/1/2011                                    A2/A             697,458
2,285,000         Chicago Tax Increment Allocation Lincoln Belmont A, 5.30% due 1/1/2014 (Insured:    NR/A             2,397,468
                  ACA)
650,000           Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013   Aaa/AAA          742,567
                  (Insured: MBIA)
500,000           Cook County Capital Improvement, 5.50% due 11/15/2008 (Insured: FGIC)               Aaa/AAA          563,710
4,200,000         Cook County School District Class A, 0% due 12/1/2022                               NR/NR            1,349,838
655,000           Du Page County School District Capital Appreciation, 0% due 2/1/2010 (Insured:      Aaa/NR           526,057
                  FGIC)
1,500,000         Freeport Illinois, 5.375% due 1/1/2018                                              Aaa/AAA          1,653,225
1,385,000         Hoffman Estates Tax Increment Revenue, 0% due 5/15/2004                             Baa1/NR          1,356,123
2,860,000         Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Insured:      Aaa/AAA          3,303,014
                  MBIA)
500,000           Illinois Development Financing Authority, 7.125% due 3/15/2007 (Children's Home &   NR/A-1           507,340
                  Aid Society Project; LOC: Bank One)
2,400,000         Illinois Development Financing Authority Debt Restructuring Revenue Series 1994,    NR/A             2,601,936
                  7.25% due 11/15/2009 (East St. Louis Project)
2,160,000         Illinois Educational Facilities Authority Revenues Adjusted Medium Term, 4.75%      A2/A             2,215,037
                  due 11/1/2036 put 11/1/2016 @ 100 (Field Museum Project)
475,000           Illinois Educational Facilities Authority Revenues Capital Appreciation, 0% due     Aaa/AAA          247,261
                  7/1/2014 pre-refunded 7/1/2009 @ 57.17 (Insured: MBIA)
230,000           Illinois Educational Facilities Authority Revenues Loyola University A, 6.00% due   Aaa/AAA          274,162
                  7/1/2012 (Insured: MBIA) (ETM)*
1,500,000         Illinois Educational Facilities Authority Revenues Midwestern University B, 5.50%   NR/A             1,557,570
                  due 5/15/2018 (Insured: ACA)
2,000,000         Illinois Educational Facilities Authority Revenues Series B, 4.40% due 7/1/2025     Aa1/AA           2,049,700
                  put 7/1/2004 (University of Chicago Project)
1,540,000         Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A,     Aaa/AAA          1,673,903
                  5.00% due 7/1/2006 (Insured: MBIA)
770,000           Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A,     Aaa/AAA          908,261
                  6.00% due 7/1/2011 (ETM)*
970,000           Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A,     Aaa/AAA          1,131,505
                  6.00% due 7/1/2012 (ETM)*
261,000           Illinois Health Facilities Authority Revenue, 7.60% due 8/15/2010 (Insured: FSA)    Aaa/AAA          269,743
1,900,000         Illinois Health Facilities Authority Revenue, 5.75% due 8/15/2013 (Children's       Aaa/AAA          2,144,150
                  Memorial Hospital Series A Project; Insured: AMBAC)
990,000           Illinois Health Facilities Authority Revenue, 5.70% due 2/20/2021 (Midwest Care     Aaa/NR           1,055,271
                  Center Project; Collateralized: GNMA)
1,250,000         Illinois Health Facilities Authority Revenue Healthcare Systems, 6.25% due          A2/A             1,348,950
                  11/15/2019 (OSF Healthcare Project)
37,000            Illinois Health Facilities Authority Revenue Series A, 7.60% due 8/15/2010          Aaa/AAA          37,183
                  (Insured: FSA)
870,000           Illinois Health Facilities Authority Revenue Series A, 6.10% due 8/15/2014          Aa2/AA+          922,374
                  (Northwestern Memorial Hospital Project)
1,205,000         Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development     Aaa/AAA          1,324,572
                  Project)
680,000           Jackson & Williamson Countys, Illinois, 7.50% due 12/1/2009 (Insured: AMBAC)        Aaa/AAA          861,309
1,000,000         Lake County Community Consolidated School District 73, 9.00% due 1/1/2006           Aaa/NR           1,165,000
                  (Insured: FSA)
5,550,000         Lake County Community High School Capital Appreciation Series B, 0% due 12/1/2012   Aaa/NR           3,842,931
                  (Insured: FGIC)
755,000           Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)                               Aaa/AAA          839,454
710,000           McHenry County School District Woodstock General Obligation, 6.80% due 1/1/2006     Aaa/AAA          794,036
                  (Insured: FSA)
1,015,000         Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)            Aaa/AAA          1,221,065
800,000           Sangamon County Property Tax Lease Receipts, 7.45% due 11/15/2006                   Aa3/NR           900,552
2,400,000         Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards         NR/A             2,503,440
                  Project)
1,170,000         Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Collateralized: GNMA)      Aaa/AAA          1,288,041
1,600,000         Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Collateralized: GNMA)      Aaa/AAA          1,735,856
1,425,000         Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)              Aaa/AAA          912,442
500,000           Southwestern Illinois Development Authority Revenue, 5.375% due 8/15/2015           Baa2/BBB+        509,120
1,590,000         University of Illinois Revenue Capital Appreciation, 0% due 4/1/2014 (Insured:      Aaa/AAA          1,019,142
                  MBIA)
1,000,000         West Chicago Industrial Development Revenue, 6.90% due 9/1/2024 (Leggett & Platt    NR/A+            1,068,350
                  Inc. Project)
1,000,000         Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)      Aaa/AAA          1,091,860
3,000,000         Will County Community School 365-U Capital Appreciation, 0% due 11/1/2011           Aaa/AAA          2,210,970
                  (Insured: FSA)
Indiana           (6.30%)
895,000           Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of       NR/NR            962,242
                  Technology Project)
1,355,000         Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of       NR/NR            1,481,191
                  Technology Project)
1,000,000         Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured: AMBAC)            Aaa/NR           1,112,130
1,000,000         Boone County Hospital Association, 5.625% due 1/15/2015 (Insured: FGIC)             Aaa/AAA          1,116,520
80,000            Carmel Economic Development Revenue Refunding FHA Loan, 5.875% due 9/1/2005         Aa2/NR           81,174
                  (Insured: FHA)
1,515,000         Dyer Redevelopment Authority, 6.40% due 7/15/2015                                   NR/BBB+          1,659,576
1,910,000         Dyer Redevelopment Authority, 6.50% due 7/15/2016                                   NR/BBB+          2,092,902
350,000           East Chicago Elementary School Building First Mortgage Series A, 6.25% due          NR/A             401,919
                  7/5/2008
1,000,000         Gary Building Corp. - Lake County First Mortgage Series 1994-B, 8.25% due           NR/NR            1,045,000
                  7/1/2010 (Sears Building Project)
1,020,000         Goshen Chandler School Building Capital Appreciation Refunding, 0% due 1/15/2011    Aaa/AAA          777,383
                  (Insured: MBIA)
2,600,000         Hamilton Southeastern Indiana, 6.25% due 7/15/2006 (North Delaware School           Aaa/AAA          2,931,084
                  Building Project; Insured: AMBAC)
1,000,000         Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist       NR/NR            1,050,010
                  Memorial Project)
700,000           Indiana Bond Bank Common School Fund Advanced Purchase Funding, 5.00% due           Aaa/AAA          783,811
                  2/1/2009 (Insured: AMBAC)
1,500,000         Indiana Bond Bank Special Program Hendrick's Redevelopment Series B, 6.20% due      NR/A+            1,500,165
                  2/1/2023 (LOC: Canadian Imperial Bank)
575,000           Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)*                 NR/AA-           594,533
800,000           Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 (Clarian Health       Aaa/AAA          880,168
                  Obligation Group Project; Insured: MBIA)
910,000           Indiana Public School Building Corp. First Mortgage, 6.00% due 7/5/2007 (Insured:   NR/AA            1,037,300
                  State Aid Witholding)
1,065,000         Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015         NR/A-            1,129,475
                  (University of Indianapolis Project)
1,025,000         Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016         NR/A-            1,083,435
                  (University of Indianapolis Project)
500,000           Indianapolis Economic Development Revenue, 5.50% due 6/1/2014                       Aa3/NR           540,615
740,000           Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)*             Aa2/AA-          623,850
500,000           Portage Township Multi School Bldg., 5.50% due 7/15/2015 (Insured: FGIC)            Aaa/AAA          564,190
2,500,000         Rockport Pollution Control Revenue Series A, 4.90% due 6/1/2025 put 6/1/2007        Baa2/BBB         2,600,200
                  (Indiana Michigan Power Co. Project)
1,200,000         Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012                  NR/AA-           1,349,088
1,685,000         West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured:      Aaa/AAA          1,902,651
                  FGIC and State Aid Withholding)
Iowa              (2.10%)
2,590,000         Iowa Department of General Services Certificate of Participation Series 1992,       Aaa/AAA          2,627,296
                  6.50% due 7/1/2006 (Insured: AMBAC) (ETM)*
1,000,000         Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis          A1/NR            1,100,180
                  Medical Center Project)
1,000,000         Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity       Aaa/AAA          1,168,120
                  Regional Hospital Project; Insured: FSA)
1,000,000         Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016               A1/NR            1,125,050
2,000,000         Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives    Aa2/AA           2,218,840
                  Project)
1,250,000         Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due         Aa3/AA-          1,372,375
                  12/1/2015
Kansas            (1.00%)
4,200,000         Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019      NR/A+            4,715,928
                  (Christi Health System Project)
Kentucky          (1.30%)
4,000,000         Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2015          Aaa/AAA          4,115,920
                  (Norton Healthcare Project; Insured: MBIA)
1,120,000         Paintsville First Mortgage Revenue Refunding Series 1991, 8.65% due 9/1/2005        NR/NR            1,134,683
                  (Paul B. Hall Medical Center Project)
785,000           Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC: Allied Irish Bank)     NR/NR            835,177
Louisiana         (2.00%)
2,992             East Baton Rouge Mortgage Financing Authority Purchase Revenue, 8.25% due           Aaa/AAA          3,040
                  2/25/2011 (Collateralized: GNMA)
1,595,000         Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured:        Aaa/AAA          1,840,104
                  AMBAC)
390,000           Louisiana Local Government Environment Series A, 4.10% due 9/1/2007 (Housing        Baa1/NR          389,150
                  Bellemont Apts. Project)
320,000           Louisiana Public Facilities Authority MFHR, 5.95% due 6/15/2019 put 6/15/2005       NR/AA            321,139
                  (Carlyle Apts. Project; Insured: AXA)
1,709,550         Louisiana Public Facilities Authority Revenue Refinancing, 8.00% due 10/1/2009      NR/NR            355,586
                  (Schwegman Westside Expressway Project A) (a)
3,250,000         Louisiana State Offshore Term Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008   A3/A-1           3,396,055
                  (Loop LLC Project)
3,000,000         Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013         Baa2/BBB         3,136,470
                  (International Paper Co. Project)
Maryland          (0.20%)
935,000           Ann Arundel County Multi Family Housing Revenue, 7.45% due 12/1/2024 put            NR/BBB-          938,918
                  12/1/2003 (Twin Coves Apartment Project; HUD Section 8)
Massachusetts     (1.20%)
1,280,000         Massachusetts Development Finance Agency Refunding, 6.25% due 1/1/2015 (Odd         NR/NR            1,178,790
                  Fellows Home Project)
2,510,000         Massachusetts Housing Finance Authority Insured Rental Housing Series 1994-A,       Aaa/AAA          2,615,521
                  6.20% due 1/1/2006 (Insured: AMBAC)
1,905,000         Massachusetts Industrial Financing Agency Revenue Series A, 6.125% due 12/1/2011    Aaa/AAA          1,969,446
                  (Insured: MBIA)
Michigan          (1.80%)
350,000           Auburn Hills Economic Limited Obligation Revenue Refunding & Improvement, 6.15%     NR/NR            348,908
                  due 12/1/2005 (Foamade Industries Project; LOC: Comerica Bank)
650,000           Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014      Aaa/AAA          796,913
                  (Borgess Medical Center Project) (ETM)*
1,000,000         Kent Hospital Finance Authority Michigan Hospital, 7.25% due 1/15/2013 (Insured:    Aaa/AAA          1,240,270
                  MBIA)
750,000           Livonia Public School District, 5.50% due 5/1/2014                                  Aaa/AAA          767,528
415,000           Michigan Housing Redevelopment Authority Ltd. Obligation, 6.50% due 9/15/2007       Aaa/AAA          429,301
                  (Greenwood Villa Project; Insured: FSA)
2,450,000         Michigan State Building Authority Revenue Refunding Facilities Program Series I,    Aaa/AAA          2,726,899
                  5.25% due 10/15/2017
400,000           Michigan State Hospital Finance Authority Revenue Pooled Loan Program, 5.50% due    Aaa/AAA          409,388
                  11/1/2013
1,530,000         Southfield Economic Development Corp. Refunding Revenue N.W. 12 Limited             NR/NR            1,528,684
                  Partnership, 7.25% due 12/1/2010
Minnesota         (0.20%)
700,000           Southern Minnesota Municipal Power Agency Supply, Prerefunded to various dates,     Aaa/AAA          716,135
                  Series A, 5.75% due 1/1/2018 (Insured: MBIA)
Mississippi       (0.50%)
1,500,000         Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009               A2/NR            1,534,215
825,000           Mississippi Hospital Equipment Revenue, 6.40% due 1/1/2007 (Rush Foundation         Baa3/AAA         856,185
                  Project; Guaranty: Connie Lee)
Missouri          (0.90%)
2,025,000         Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018         A2/NR            2,092,108
                  (Lutheran Home Aged Project; LOC: Commerce Bank)
2,000,000         Missouri Environment Improvement Energy Refunding, 3.90% due 1/2/2012 put           VMIG1/A-2        2,041,040
                  9/1/2004 (Kansas City Power & Light Project)
Nebraska          (0.20%)
845,000           Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith     NR/AA            923,974
                  Regional Health Services Project; Insured: Radian)
Nevada            (1.90%)
640,000           Clark County Pollution Control Revenue Series B, 6.60% due 6/1/2019 (Nevada Power   Aaa/AAA          660,192
                  Company Project; Insured: FGIC)
1,265,000         Las Vegas Special Improvement District Refunding Senior Local Improvement Series    Aaa/AAA          1,393,676
                  A, 5.375% due 6/1/2013 (Insured: FSA)
2,600,000         Washoe County Capital Appreciation Reno Sparks Series B, 0% due 7/1/2011            Aaa/AAA          1,937,468
                  (Insured: FSA)
2,250,000         Washoe County Hospital Facility Revenue Series 1993 A, 6.00% due 6/1/2015 (Washoe   A2/A+            2,297,385
                  Medical Center Project)
2,350,000         Washoe County School District Refunding Series B, 5.00% due 6/1/2010 (Insured:      Aaa/AAA          2,636,018
                  FGIC)
New Hampshire     (1.80%)
5,140,000         Manchester Housing & Redevelopment Authority, 0% due 1/1/2017                       NR/AA            2,540,034
4,990,000         Manchester Housing & Redevelopment Authority Capital Appreciation Series B, 0%      NR/AA            2,591,357
                  due 1/1/2016 (Insured: Radian)
3,000,000         New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014      A3/BBB+          3,208,590
New Jersey        (1.30%)
285,000           New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living          A3/A             286,419
                  Development Project; LOC: PNC Bank)
65,000            New Jersey State Transit Corp. Capital Grant Anticipation Notes Series A, 5.125%    Aaa/AAA          65,193
                  due 2/1/2004 (Insured: AMBAC)
5,000,000         New Jersey State Transport Trust Fund Authority Series C, 5.50% due 6/15/2017       Aa3/AA-          5,593,900
                  (Transportation Systems Project)
New Mexico        (1.80%)
1,500,000         Albuquerque Educational Facilities Revenue Refunding, 1.15% due 10/15/2016 put      VMIG1/AA         1,500,000
                  10/7/2003 (Albuquerque Academy Project; Insured: Bank of America) (weekly demand notes)
2,000,000         Farmington Pollution Control Revenue, 1.20% due 5/1/2024 put 10/1/2003 (LOC: Bank   P1/A1+           2,000,000
                  of America) (daily demand notes)
650,000           Farmington Pollution Control Revenue, 1.20% due 9/1/2024 put 10/1/2003 (LOC:        P1/A1+           650,000
                  Barclays Bank) (daily demand notes)
2,800,000         New Mexico Housing Authority, Multi Family Housing Revenue, 1.10% due 1/15/2033     NR/A1+           2,800,000
                  put 10/7/2003 (Arbors/Courtyard Apartments Project) (weekly demand notes)
590,000           Sandia Pueblo General Obligation, 5.40% due 12/1/2003 (LOC: Wells Fargo)            NR/AA-           593,941
600,000           Sandia Pueblo General Obligation, 5.60% due 12/1/2005 (LOC: Wells Fargo)            NR/AA-           603,846
New York          (3.10%)
2,000,000         Long Island Power Authority General Series B, 5.00% due 12/1/2006                   Baa1/A-          2,180,100
1,080,000         Metro Transportation Authority New York Service Control Series B, 5.25% due         A3/AA-           1,185,721
                  7/1/2006
1,000,000         Nassau Health Care Corp., 6.00% due 8/1/2011 (Insured: FSA)                         Aaa/AAA          1,158,850
1,935,000         New York City General Obligation Series E, 6.00% due 8/1/2008 (Insured: FGIC)       Aaa/AAA          2,182,970
1,175,000         New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee     NR/A             1,265,863
                  Francais De New York Project; Insured: ACA)
875,000           New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American      NR/A             957,329
                  Folk Art Project; Insured: ACA)
220,000           New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded        A3/AAA           257,946
                  9/15/2007 @ 100
800,000           New York Series B-2, Subseries B-4, 1.15% due 8/15/2023 put 10/1/2003 (daily        VMIG1/A1+        800,000
                  demand notes)
1,290,000         New York State Dormitory Authority Revenues, 5.75% due 7/1/2022                     NR/AAA           1,330,635
2,200,000         Port Authority New York & New Jersey Special Obligation, 6.25% due 12/1/2011 (JFK   Aaa/AAA          2,549,734
                  International Air Terminal 6 Project)
500,000           Port Authority New York & New Jersey Special Obligation, 1.15% due 5/1/2019 put     VMIG1/A1+        500,000
                  10/1/2003 (daily demand notes)
North Carolina    (0.40%)
650,000           Craven County Industrial Facilities Pollution Control Financing Authority Solid     Baa2/NR          658,209
                  Waste Revenue, 7.875% due 6/1/2005 (Weyerhaeuser Co. Project)
1,200,000         North Carolina Eastern Municipal Power Refunding Series A, 5.70% due 1/1/2013       Aaa/AAA          1,364,880
                  (Insured: MBIA)
North Dakota      (0.10%)
365,000           Grand Forks Health Care System Revenue Bonds Series 1997, 6.25% due 8/15/2006       Aaa/AAA          410,037
                  (Altra Health Systems Obligated Group Project; Insured: MBIA)
Ohio              (2.60%)
1,000,000         Butler County Transportation Improvement, 6.00% due 4/1/2010 (Insured: FSA)         Aaa/AAA          1,164,680
1,610,000         Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC:        NR/NR            1,645,468
                  FifthThird Bank)
1,100,000         Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010              Aa2/NR           1,168,992
                  (Heinzerling Foundation Project; LOC: Banc One)
500,000           Franklin County Hospital, 5.80% due 12/1/2005 (Doctors Project) (ETM)*              A3/NR            513,810
500,000           Middleburg Heights Ohio Refunding, 6.75% due 8/15/2005 (Southwest General Health    Aaa/AAA          551,050
                  Center Project; Insured: FSA)
685,000           North Ridgeville Economic Development, 0% due 2/1/2015                              NR/A             272,466
2,000,000         Ohio Pollution Control Revenue Refunding, 5.625% due 3/1/2015 (General Motors       Baa1/BBB         2,143,680
                  Corp. Project)
1,600,000         Ohio State Higher Educational Facility Revenue, 5.05% due 7/1/2037 put 7/1/16       A2/A             1,675,536
                  (Kenyon College Project)
760,000           Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due            Aaa/NR           823,855
                  10/20/2012 (Collateralized: GNMA)
2,000,000         Trumbull County Ohio Health Refunding & Improvement, 1.23% due 10/1/2031 put        NR/A-1           2,000,000
                  10/1/2003 (daily demand notes)
Oklahoma          (2.40%)
340,000           Grady County Industrial Authority Correctional Facilities, 5.00% due 11/1/2004      Aaa/AAA          346,627
                  (Insured: MBIA)
1,020,000         Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)     Aaa/AAA          902,996
500,000           Oklahoma City Municipal Water & Sewer Capital Appreciation Series C, 0% due         Aaa/AAA          477,235
                  7/1/2006 (Insured: AMBAC)
1,125,000         Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured: AMBAC)    Aaa/AAA          846,664
1,485,000         Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured: AMBAC)    Aaa/AAA          1,004,379
825,000           Oklahoma Development Finance Authority Hospital Association Pooled Hospital A,      Aaa/AAA          911,773
                  5.40% due 6/1/2013 (Insured: AMBAC)
750,000           Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris      Aaa/AAA          869,363
                  Baptist Project; Insured: AMBAC)
2,800,000         Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007       Aa3/A+           3,067,596
1,485,000         Tulsa Industrial Development Authority Hospital Revenue, 6.10% due 2/15/2009        Aa3/AA           1,647,266
                  pre-refunded 2/15/2006 @ 100 (St. John's Medical Center Project)
500,000           Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/2006 (Ogden   Aaa/AAA          554,760
                  Martin Project; Insured: AMBAC)
500,000           Woodward Municipal Hospital Authority Revenue Series 1994, 8.25% due 11/1/2009      NR/NR            515,580
Oregon            (0.60%)
705,000           Albany Hospital Facility Authority Gross Revenue & Refunding Series 1994, 7.00%     NR/NR            725,001
                  due 10/1/2005 (Mennonite Home Project)
800,000           Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due           NR/AA            902,760
                  5/1/2015 (Insured: Radian)
1,070,000         Oregon Economic Development Department of Revenue Series CLII, 7.70% due            Aa2/NR           1,147,757
                  12/1/2014 (Smokecraft Project; LOC: Seafirst Bank)
Pennsylvania      (2.00%)
380,000           Admiral Peary Area Vocational School, 5.25% due 2/1/2005                            NR/A             381,284
500,000           Allegheny County Hospital Development, 7.00% due 8/1/2015 (ETM)*                    NR/AAA           638,930
1,400,000         Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South    Baa1/NR          1,444,436
                  Hills Health Systems Project)
1,900,000         Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010        NR/BBB-          2,031,138
                  (Panther Creek Partners Project)
795,000           Lancaster County Capital Appreciation Series B, 0% due 5/1/2014 (Insured: FGIC)     Aaa/NR           503,060
795,000           Lancaster County Capital Appreciation Series B, 0% due 11/1/2014 (Insured: FGIC)    Aaa/NR           490,308
800,000           Lancaster County Capital Appreciation Series B, 0% due 5/1/2015 (Insured: FGIC)     Aaa/NR           474,488
785,000           Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007         Aaa/AAA          904,508
                  (Insured: AMBAC)
800,000           McKeesport Area School District Series B, 0% due 10/1/2004                          NR/A             788,496
2,032,839         Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured:       Aaa/AAA          592,878
                  AMBAC)
500,000           Pennsylvania State Higher Educational Facility Allegheny Delaware Valley            Aaa/AAA          565,505
                  Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)
365,000           Philadelphia Water & Sewer Revenue 10th Series, 7.35% due 9/1/2004 (ETM)*           Aaa/AAA          384,776
Rhode Island      (0.90%)
1,840,000         Providence Series C, 5.50% due 1/15/2011 (Insured: FGIC)                            Aaa/AAA          2,112,670
1,000,000         Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit      NR/AAA           1,112,340
                  Support: FHA)
1,065,000         Rhode Island Health & Education Building Refunding Higher Education State           NR/AA            1,142,042
                  University, 5.00% due 3/15/2014 (Insured: Radian)
South Dakota      (0.20%)
1,000,000         South Dakota Housing Development Authority Homeownership Series B, 4.85% due        Aa1/AAA          1,072,810
                  5/1/2009
Tennessee         (0.50%)
2,000,000         Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)          NR/AAA           2,096,620
Texas             (16.90%)
500,000           Austin Utility Systems Revenue Refunding Comb Series A, 5.75% due 11/15/2013        Aaa/AAA          511,835
                  (Insured: MBIA)
1,250,000         Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 (Army         NR/BBB-          1,289,200
                  Retirement Residence Project)
600,000           Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)              Aaa/NR           638,412
1,035,000         Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)              Aaa/NR           1,091,356
2,000,000         Bexar County Housing Finance Corp., 6.50% due 12/1/2021                             A3/NR            1,985,040
1,200,000         Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012         Aaa/NR           1,257,972
                  (Dymaxion & Marrach Park Apts. A Project; Insured: MBIA)
1,270,000         Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020         Aaa/NR           1,365,555
                  (Dymaxion & Marrach Park Apts. A Project; Insured: MBIA)
975,000           Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek       Aaa/NR           1,027,357
                  Apartments Project; Insured: MBIA)
800,000           Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek       Aaa/NR           839,688
                  Apartments Project; Insured: MBIA)
2,800,000         Birdville Independent School District Refunding, 0% due 2/15/2012 (Guaranty: PSF)   Aaa/AAA          2,006,284
1,130,000         Carroll Independent School District Capital Appreciation Refunding, 0% due          Aaa/AAA          829,025
                  2/15/2011 (Guaranty: PSF)
5,000,000         Coppell Independent School District Capital Appreciation Refunding, 0% due          NR/AAA           3,118,000
                  8/15/2013 (Guaranty: PSF)
1,100,000         De Soto Independent School District Refunding, 5.125% due 8/15/2017 (Guaranty:      NR/AAA           1,103,069
                  PSF)
3,360,000         Duncanville Independent School District Capital Appreciation Refunding Series B,    Aaa/AAA          2,156,549
                  0% due 2/15/2014 (ETM)*
3,000,000         Duncanville Independent School District Capital Appreciation Refunding Series B,    Aaa/AAA          1,622,100
                  0% due 2/15/2016 (Guaranty: PSF)
3,750,000         El Paso Independent School District Capital Appreciation Refunding, 0% due          Aaa/AAA          2,834,250
                  8/15/2010 (Guaranty: PSF)
2,500,000         El Paso Independent School District Capital Appreciation Refunding, 0% due          Aaa/AAA          1,762,050
                  8/15/2011 (Guaranty: PSF)
2,460,000         Ennis Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)       Aaa/NR           1,693,390
2,490,000         Ennis Independent School District Refunding, 0% due 8/15/2013 (Guaranty: PSF)       Aaa/NR           1,594,820
2,525,000         Ennis Independent School District Refunding, 0% due 8/15/2014 (Guaranty: PSF)       Aaa/NR           1,505,835
1,000,000         Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009                               Aa2/AA           1,133,230
1,375,000         Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center     NR/BBB+          1,468,376
                  Project)
6,245,000         Hays Consolidated Independent School District Capital Appreciation, 0% due          Aaa/AAA          4,009,727
                  8/15/2013 (Guaranty: PSF)
880,000           Houston Water Conveyance System Contract Certificate of Participation Series F,     Aaa/AAA          942,550
                  7.20% due 12/15/2004 (Insured: AMBAC)
470,000           Irving Hospital Authority Series B, 5.80% due 7/1/2009 (Irving Healthcare Systems   Aaa/AAA          492,696
                  Project; Insured: FSA)
1,500,000         Irving Waterworks & Sewer Revenue Refunding & Improvement, 5.375% due 8/15/2014     Aa2/AA           1,661,775
2,000,000         Leander Independent School District Unlimited Tax School Building & Refunding       Aaa/NR           1,946,740
                  Series 1992, 0% due 8/15/2005 (Guaranty: PSF)
1,420,000         Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)    NR/AAA           962,348
1,000,000         Midlothian Independent School District Capital Appreciation Refunding, 0% due       Aaa/NR           716,530
                  2/15/2012 (Guaranty: PSF)
400,000           Midtown Redevelopment Authority Tax, 5.50% due 1/1/2004 (Insured: Radian)           Baa2/AA          404,196
735,000           Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)           Baa2/AA          829,168
500,000           Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)           Baa2/AA          560,710
500,000           North Central Texas Health Facility Development, 5.50% due 4/1/2005 (Zale Lipshy    Aaa/AAA          531,075
                  University Hospital Project; Insured: FSA)
2,400,000         North Central Texas Health Facility Development Series B, 5.75% due 2/15/2015       Aaa/AAA          2,733,552
                  (Insured: MBIA)
1,000,000         Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)       Aaa/AAA          1,145,990
1,000,000         Sabine River Authority Texas Pollution Refunding Series A, 5.80% due 7/1/2022       Baa2/BBB         983,080
                  (TXU Energy Co. Project)
3,000,000         Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016                   Baa2/BBB-        3,168,600
1,775,000         Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)                   Aaa/AAA          2,092,246
715,000           Tarrant County Health Facilities, 6.00% due 9/1/2004 (Harris Methodist Health       Aaa/AAA          747,425
                  Systems Project; Insured: AMBAC) (ETM)*
3,500,000         Tarrant County Health Facilities, 6.625% due 11/15/2020 (Adventist/Sunbelt)         A3/A             3,850,735
500,000           Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009        Aaa/AAA          575,615
                  (Wadley Regional Medical Center Project; Insured: MBIA)
2,500,000         Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011        Aaa/AAA          2,874,975
                  (Insured: MBIA)
1,000,000         Texas State Capital Appreciation Refunding Superconducting Series C, 0% due         Aaa/AAA          994,900
                  4/1/2004 (ETM)*
1,000,000         Texas State Turnpike Authority Central Turnpike Systems Bond Anticipation Notes     Aa3/AA           1,108,980
                  Second Tier, 5.00% due 6/1/2007
2,420,000         Texas State Unrefunded Balance, 7.00% due 8/1/2020 (Water Development Board         Aa1/AA           2,533,861
                  Project)
2,000,000         Travis County Health Facilities Development Series A, 5.75% due 11/15/2010          Aaa/AAA          2,283,020
                  (Ascension Health Project; Insured: MBIA)
3,000,000         Travis County Health Facilities Development Series A, 6.25% due 11/15/2014          Aaa/AAA          3,644,850
                  (Ascension Health Project; Insured: MBIA)
600,000           Upper Trinity Regional Water District Regional Treated Water Supply Systems         Aaa/AAA          729,978
                  Series A, 7.125% due 8/1/2008 (Insured: FGIC)
870,000           Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015             Aa2/AAA          1,046,958
                  pre-refunded 11/15/2009 (Ascension Health)
1,050,000         Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016             Aa2/AAA          1,263,570
                  pre-refunded 11/15/2009 (Ascension Health)
500,000           West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured:        NR/AA            558,345
                  Radian)
Utah              (1.30%)
1,085,000         Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 (Insured: AMBAC)   Aaa/AAA          1,215,059
595,000           Utah Board Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013                 NR/AA            661,967
1,000,000         Utah County Municipal Building Authority, 5.50% due 11/1/2016 (Insured: AMBAC)      Aaa/NR           1,125,510
1,425,000         Utah Housing Finance Agency, 6.05% due 7/1/2016 (Credit Support: FHA)               NR/AAA           1,505,456
380,000           Utah Housing Finance Agency Single Family Mortgage D-2 Class I, 5.85% due           Aa2/AA           395,059
                  7/1/2015
940,000           Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00%     Aaa/NR           1,045,017
                  due 10/1/2012 (Insured: AMBAC)
Virginia          (4.10%)
2,000,000         Alexandria Industrial Development Authority, 5.90% due 10/1/2020 (Insured: AMBAC)   Aaa/AAA          2,301,280
1,500,000         Alexandria Industrial Development Authority Institute For Defense Analyses Series   Aaa/AAA          1,767,435
                  A, 6.00% due 10/1/2014 (Insured: AMBAC)
1,590,000         Alexandria Industrial Development Authority Institute For Defense Analyses Series   Aaa/AAA          1,873,481
                  A, 6.00% due 10/1/2015 (Insured: AMBAC)
500,000           Arlington County Industrial Development, 6.30% due 7/1/2016                         NR/A             511,645
2,000,000         Capital Region Airport Commission Refunding Series B, 8.125% due 7/1/2014           Aaa/AAA          2,141,780
                  (Insured: AMBAC)
1,000,000         Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured:     NR/AA            1,112,770
                  Radian)
2,000,000         Hampton Redevelopment Housing Authority Multi Family Housing Refunding Series       Baa1/A1+         2,049,340
                  1994, 7.00% due 7/1/2024 put 7/1/2004 (Chase Hampton Apartments Project; LOC:
                  Credit Suisse)
795,000           Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00%   Aaa/AAA          797,782
                  due 10/1/2021 (Insured: MBIA) (ETM)*
1,635,000         Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014     NR/A             1,832,606
                  (Norton Community Hospital Project; Insured: ACA)
2,095,000         Spotsylvania County Industrial Development, 6.00% due 9/1/2019 put 9/1/2008         NR/NR            2,219,632
                  (Walter Grinders Project; LOC: Deutsche Bank)
2,000,000         Suffolk Redevelopment Housing Authority MFHR, 7.00% due 7/1/2024 put 7/1/2004       Baa2/NR          2,023,800
                  (Chase Heritage @ Dulles Project)
500,000           Virginia College Building Authority, 5.55% due 11/1/2019 put 11/1/2004 @ 100        Aa1/AA           522,660
                  (University of Richmond Project)
Washington        (5.50%)
1,500,000         Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012      Aaa/AAA          1,719,000
                  (Insured: FSA)
1,000,000         Energy Northwest Washington Series A, 5.60% due 7/1/2015 (Wind Project)             A3/A-            1,052,570
745,000           Energy Northwest Washington Series B, 5.10% due 7/1/2009 (Wind Project)             A3/A-            792,404
415,000           Grant County Public Utility District-2 Wanapum Hydro Electric Revenue Series C,     Aaa/AAA          457,276
                  6.00% due 1/1/2006 (Insured: AMBAC)
1,100,000         Pilchuck Development Public Corp. IDRB Series 1993, 6.25% due 8/1/2010 (Little      Aa2/NR           1,102,013
                  Neck Properties Project; LOC: U.S. Bancorp)
500,000           Snohomish County Public Utility 001 Systems Notes, 5.00% due 12/1/2005              A1/SP1+          533,695
750,000           Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)         Aaa/AAA          851,138
1,350,000         University of Washington Revenue Refunding, 5.25% due 8/15/2009 (University of      Aaa/AAA          1,522,922
                  Washington Medical Center Project; Insured: MBIA)
2,690,000         Washington Health Care Facilities, 5.50% due 12/1/2010 (Insured: MBIA)              Aaa/AAA          3,031,710
1,735,000         Washington Health Care Facilities, 6.00% due 12/1/2014 (Insured: MBIA)              Aaa/AAA          2,000,490
1,945,000         Washington Health Care Facilities, 6.00% due 12/1/2015 (Insured: MBIA)              Aaa/AAA          2,242,624
1,500,000         Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)   Aaa/AAA          1,779,090
1,025,000         Washington Health Care Facilities Sea Mar Community Health Center, 5.60% due        Aa3/NR           1,091,748
                  1/1/2018 (LOC: U.S. Bancorp)
500,000           Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project;     NR/AA            549,975
                  Insured: Radian)
1,000,000         Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project;    NR/AA            1,081,430
                  Insured: Radian)
1,000,000         Washington Public Power Supply Capital Appreciation Refunding Series B, 0% due      Aa1/AA-          733,940
                  7/1/2011
3,030,000         Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured:     Aaa/AAA          3,310,305
                  FSA)
960,000           Washington Public Power Supply System, 0% due 7/1/2010 (Project 3)                  Aa1/AA-          747,485
1,000,000         Washington State Multi Family Mortgage Revenue, 6.30% due 1/1/2021 (LOC: U.S.       NR/AA-           1,087,040
                  Bank N.A.)
Wisconsin         (0.70%)
115,000           Bass Lake PCRB, 6.50% due 4/1/2005 (Johnson Timber Corp. Project; SBA Guaranty)     NR/NR            115,213
1,000,000         Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River         NR/AA            1,079,900
                  Memorial Hospital Inc. Project; Insured: Radian)
2,000,000         Wisconsin Housing & Economic Development Housing Series A, 5.875% due 11/1/2016     Aaa/AAA          2,129,380
                  (Insured: AMBAC)
Other             (0.50%)
                  Steventon Parsonage LLC, (83.33% of members interest) (b)                           NR/NR            2,250,000

                  TOTAL INVESTMENTS  (100%) (Cost $435,056,913)                                                    $ 463,680,683

+        Credit ratings are unaudited.
*        Escrowed to maturity
(a) Bond in default, non income-producing security.
(b) Non income-producing security.
See notes to financial statements.


Report of Independent Auditors

Thornburg Intermediate Municipal Fund

September 30, 2003

To the Trustees and Shareholders of
Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, New York
November 7, 2003


Index Comparisons

Thornburg Intermediate Municipal Fund

September 30, 2003

Index Comparison
Compares performance of Intermediate Municipal Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, for periods ending September 30, 2003. On September 30, 2003, the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 8.5 years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg Intermediate Municipal Fund Class A Total Returns, Since July 31, 1991, versus Merrill Lynch 7-12 Year
Municipal Index and Consumer Price Index (CPI)

ML Muni 7-12 yrs
 Fund A Shares
 CPI

Class A Shares
Average Annual Total Returns
(periods ending 9/30/03)(at max. offering price)

One year:                           1.04%
Five years:                         3.84%
Ten years:                          4.73%
Since inception: (7/22/91):         5.94%

Thornburg Intermediate Municipal Fund Class C Total Returns, Since Inception, versus Merrill Lynch 7-12 Year
Municipal Index and Consumer Price Index (CPI)

ML Muni 7-12 yrs
 Fund C Shares
 CPI

Class C Shares
Average Annual Total Returns
(periods ending 9/30/03)

One year:                           2.12%
Five years:                         3.86%
Since inception: (9/1/94):          4.95%

The Merrill Lynch 7-12 Year Municipal Bond Index representing a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.



TRUSTEES and Officers

Thornburg Intermediate Municipal Fund

Name, Address         Position(s)       Term of      Principal                                Number of         Other
and Age (1)           Held with         Office       Occupation(s)                            Portfolios        Directorships
                      Fund (2)          and          During Past                              in Fund           Held by
                                        Length of    5 Years                                  Complex           Trustee or
                                        Time                                                  Overseen          Nominee for
                                        Served                                                by Trustee (2)    Trustee

Interested Trustees

Garrett               Chairman          Trustee      CEO, Chairman and controlling            Twelve            Director of
Thornburg,            of Trustees (3)   Since        shareholder of Thornburg                                   Thornburg Mortgage,
57                                      1987 (4)     Investment Management, Inc.                                Inc. (real estate
                                                     (investment adviser) and                                   investment trust)
                                                     Thornburg Securities
                                                     Corporation (securities dealer);
                                                     Chairman of Thornburg Limited
                                                     Term Municipal Fund, Inc.
                                                     (registered investment company);
                                                     CEO and Chairman of Thornburg
                                                     Mortgage, Inc. (real estate
                                                     investment trust); Chairman
                                                     of Thornburg Mortgage
                                                     Advisory Corporation (investment
                                                     manager to Thornburg Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee        President and Managing Director           Ten               None
47                  President (5)     Since          of Thornburg Investment
                                      2001;          Management, Inc.; President
                                      President      of Thornburg Limited Term
                                      Since 1997     Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee        Principal in Ater & Ater                  Ten               Director of
58                                    since          Associates, Santa Fe, New                                   Thornburg
                                      1994 (4)       Mexico (developer, planner                                  Mortgage, Inc.
                                                     and broker of residential and                               (real estate
                                                     commercial real estate); owner,                             investment trust)
                                                     developer and broker for
                                                     various real estate projects.

David D. Chase,     Trustee           Trustee        Chairman, President, CEO,                 Twelve            Director of
62                                    since          and General Partner of Vestor                               Thornburg
                                      2001 (4)       Partners, LP, Santa Fe, NM                                  Limited Term
                                                     (private equity fund); Chairman                             Municipal Fund,
                                                     and CEO of Vestor Holdings,                                 Inc.
                                                     Inc., Santa Fe, NM (merchant
                                                     bank).

Forrest S. Smith,   Trustee           Trustee        Trust and estate attorney in private      Ten               None
73                                    since          practice and shareholder, Catron, Catron
                                      1987 (4)       & Pottow, Santa Fe, NM (law firm).

James W. Weyhrauch, Trustee           Trustee        CEO and Vice Chairman,                    Ten               None
44                                    since          Nambe Mills, Inc., Santa Fe,
                                      1996 (4)       NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary         Secretary      Vice President, Secretary and             Not applicable    Not applicable
56                                    Since 1987     Managing Director, Thornburg
                                      (6)            Investment Management, Inc.;
                                                     Secretary, Thornburg Limited Term
                                                     Municipal Fund, Inc.; Secretary,
                                                     Thornburg Securities Corporation;
                                                     Vice President, Daily Tax Free
                                                     Income Fund, Inc. (registered
                                                     investment company).

Steven J. Bohlin,   Vice President,   Vice           Vice President and Managing               Not applicable    Not applicable
44                  Treasurer         President      Director of Thornburg Investment
                                      Since 1987;    Management, Inc.; Vice President
                                      Treasurer      of Thornburg Limited Term
                                      Since 1989     Municipal Fund, Inc.
                                      (6)

George Strickland,  Vice President    Vice           Vice President and Managing               Not applicable    Not applicable
40                                    President      Director of Thornburg Investment
                                      Since 1996     Management, Inc.; Vice President (and
                                      6)             Treasurer since 2003) of Thornburg Ltd
                                                     Term Municipal Fund, Inc.

William V. Fries,   Vice President    Vice           Managing Director of                      Not applicable   Not applicable
64                                    President      Thornburg Investment
                                      Since 1995     Management, Inc.
                                      (6)

Leigh Moiola,       Vice President    Vice           Vice President and Managing               Not applicable   Not applicable
36                                    President      Director of Thornburg Investment
                                      Since 2001     Management, Inc.; Vice President
                                      (6)            of Thornburg Limited Term
                                                     Municipal Fund, Inc. since 1999.

Kenneth Ziesenheim, Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
49                                    President      Investment Management, Inc.;
                                      Since 1995     President of Thornburg Securities
                                      (6)            Corporation; Vice President
                                                     of Thornburg Limited Term
                                                     Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
33                                    President      Investment Management, Inc.
                                      Since 2001     since 2000; Portfolio Manager,
                                      (6)            Insight Capital Research &
                                                     Management, Inc., Walnut Creek,
                                                     California 1995-2000.

Wendy Trevisani,    Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
32                                    President      Management, Inc. since 1999 and
                                      Since 1999     Vice President since 1999; Sales
                                      (6)            Representative, Salomon Smith
                                                     Barney 1996-1999.

Joshua Gonze,       Vice President    Vice           Associate (and Vice President             Not applicable   Not applicable
40                                    President      since 1999) of Thornburg
                                      Since 1999     Investment Management, Inc.;
                                      (6)            Vice President of Thornburg
                                                     Limited Term Municipal Fund, Inc.
                                                     since 2001.

Brad Kinkelaar,     Vice President    Vice           Associate Portfolio Manager of            Not applicable   Not applicable
35                                    President      Thornburg Investment Management,
                                      Since 1999     Inc. since 1999; Equity Investment
                                      (6)            Analyst, State Farm Insurance
                                                     Companies 1996-1999.

Kerry D. Lee,       Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
36                                    President      Management, Inc.; Vice President
                                      Since 1999     of Thornburg Limited Term
                                      (6)            Municipal Fund, Inc. since 1999.

Chris Ihlefeld,     Vice President    Vice           Vice President of Thornburg               Not applicable    Not applicable
33                                    President      Investment Management, Inc.;
                                      Since 2003     Vice President of Limited Term
                                      (4)            Municipal Fund, Inc. since 2003.

Leon Sandersfeld,   Vice President    Vice           Associate of Thornburg Investment         Not applicable    Not applicable
37                                    President      Management, Inc. since 2002;
                                      Since 2003     Senior Staff Accountant,
                                      (6)            Farm Bureau Life Insurance Co.
                                                     1998-2002.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2) The Fund is one of ten separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has ten active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment to the ten active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distribut or of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.

(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling
         1-800-847-0200.


PORTFOLIO PROXY VOTING

Policies and Procedures (Unaudited):

The Trust has delegated to Thornburg Investment Management, Inc. ("the Advisor") voting decisions respecting proxies for the Fund's voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1.800.847.0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Commencing November 30, 2004, information regarding how proxies were voted will be available on or before November 30 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

Thornburg INTERMEDIATE municipal fund national portfolio a shares Outperformed Tax-Free Money Market Funds
(Unaudited)

Investors sometimes ask us to compare Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment 9/30/93 through 9/30/03 (after sales charges and fund expenses)

Lipper Tax-free Money
Market Fund Average                       $  2,933

Thornburg Intermediate
Municipal Fund Nat'l Portfolio            $  5,844

The chart above is for the Fund's Class A Shares only. Class C and Class I Shares have different sales charges and expenses. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, three years, five years, ten years, and since inception for each class of shares of the Fund.

Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for tax-exempt money funds as sourced from the " Lipper Tax-free Money Market Average" for the months covered by this analysis. The increase for the Class A Shares of Intermediate Municipal Fund - National Portfolio is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $13.74 per share and the ending NAV at $13.56 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above.

Note 2: This analysis does not take into account the effect, if any, caused by state and local income taxes. The portion of the increase, if any, of Intermediate Municipal Fund representing appreciation of the share price is assumed to be taxed at a 15% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in this money fund average.

Note 3:
Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Intermediate Municipal Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of THIMX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. Intermediate Municipal Fund also declares dividends daily and pays them monthly.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.


September 30, 2003

Thornburg Intermediate Municipal Fund - I Shares
ALL DATA AS OF 9/30/03


         FUND FACTS:       Thornburg Intermediate Municipal Fund

                                                   I Shares

Annualized Distribution Rate (at NAV)                4.21%

SEC Yield                                            3.08%

NAV                                                 $13.54

Maximum Offering Price                              $13.54

   TOTAL RETURNS:    (Annual Average - After Subtracting Maximum Sales Charge)

One Year                                             3.49%

Three Years                                          6.80%

Five Years                                           4.57%

Since Inception                                      5.58%

Inception Date                                     7/5/1996


The investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

The data quoted represent past performance and may not be construed as a guarantee of future results.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period.

The distribution rate is calculated by taking the sum of the month's total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending NAV to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund's NAV and current distributions.



Letter to shareholders

Thornburg Intermediate Municipal Fund

October 20, 2003

Dear Fellow Shareholder:

I am pleased to present the Annual Report for your Thornburg Intermediate Municipal Fund. The net asset value of the I shares decreased by 11 cents to $13.54 during the year ending September 30, 2003. If you were with us for the entire period, you received dividends of 57.2 cents per share. If you reinvested dividends, you received 58.3 cents per share.

Interest rates on intermediate-term municipal bonds have risen somewhat over the last year. For example, the interest rate on a ten-year AAA-rated municipal bond rose from 3.40% on September 30, 2002 to 3.67% on September 30, 2003. Since rising interest rates cause bond prices to fall, a ten-year bond that was worth 100% of par value on September 30, 2002 would be worth 97.95% of par on September 30, 2003 (a 2.05% loss).

The price of your Fund has depreciated 0.80% over the one-year period ending September 30, 2003. This is consistent with our goal of having lower price volatility than comparable maturity bonds such as the one mentioned above. Meanwhile your Fund has paid a steady monthly dividend, while short-term interest rates have plummeted. Investors in money market funds and short-term CDs, susceptible to reinvestment risk, are still feeling the pinch of reduced income flow. To see how your Fund has performed relative to the money market fund averages, turn to the back of this report.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 330 municipal obligations from 43 states. Today, your fund's weighted average maturity is 8.5 years. We always keep it below 10 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the fund's price volatility. Second, laddering gives the fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what truly differentiates this fund from most bond mutual funds. It will be particularly useful if interest rates rise, because it will allow the fund to gradually increase the yield of the portfolio without having to sell bonds prior to maturity at reduced prices. The chart below describes the percentages of your fund's bond portfolio maturing in each of the coming years.

         % of portfolio                 Cumulative %
         maturing within             maturing by end of

         2 years =         11%      year 2 =         11%
         2 to 4 years =    10%      year 4 =         21%
         4 to 6 years =    8%       year 6 =         29%
         6 to 8 years =    13%      year 8 =         42%
         8 to 10 years =   15%      year 10 =        57%
         10 to 12 years =  16%      year 12 =        73%
         12 to 14 years =  13%      year 14 =        86%
         14 to 16 years =  5%       year 16 =        91%
         16 to 18 years =  7%       year 18 =        98%
         18 to 20 years =  1%       year 20 =        99%

Percentages can and do vary. Data as of 9/30/03

We are gradually seeing more and more reasons to feel optimistic about the U.S. economic recovery. Many economists expect GDP growth of 5-6% for the current quarter, but question its sustainability. The current strength seems to be largely driven by tax cuts, federal government spending, and continued cash flows from the home refinancing boom. If we are to enter the next phase of recovery, corporate capital spending and hiring must pick up. Meanwhile, despite higher prices for items such as housing, insurance and health care, there is virtually no evidence of widespread inflation. In fact, official measurements of inflation, such as the Core Consumer Price Index, have continued to decline. So we don't see any reason for Federal Reserve policy to change for the foreseeable future.

We do, however, continue to believe that phase two of the recovery will eventually materialize. It will probably happen in conjunction with a weakened dollar and a heavier calendar of Treasury bond offerings. These factors would likely cause interest rates to rise on short-term and long-term bonds. We have kept your Fund's duration shorter than normal to prepare for such an environment. Doing so has detracted somewhat from price appreciation as interest rates fell, but should allow the fund to better take advantage of higher interest rates if and when they arrive.

Most of the states are currently dealing with very sluggish revenue growth following a terrible 2002, when revenues dropped over 10%. The Nelson A. Rockefeller Institute of Government recently reported that State tax revenue grew by 3.1% in the second quarter of 2003. Virtually all of the growth came from enacted tax increases. Without the tax hikes, revenue would have only risen 0.4%. Yet, despite this difficult environment, Moody's Investment Services announced that the number of upgrades exceeded the number of downgrades in the second quarter of 2003. I believe that this is because many of the smaller issuers that we tend to favor are faring better than the large state issuers. We expect this trend to continue for the time being. Your Fund continues to maintain high credit quality, with 88% of the portfolio rated A or above by one of the major rating agencies and 53% rated AAA.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager


Statement of assets and liabilities

Thornburg Intermediate Municipal Fund

September 30, 2003

ASSETS
Investments at value (cost $435,056,913) .........................$ 463,680,684
Cash .............................................................      144,074
Receivable for investments sold ..................................      578,299
Receivable for fund shares sold ..................................      910,151
Interest receivable ..............................................    6,299,941
Prepaid expenses and other assets ................................       30,399

                  Total Assets ...................................  471,643,548

LIABILITIES
Payable for fund shares redeemed .................................      489,409
Accounts payable and accrued expenses ............................      247,042
Payable to investment advisor (Note 3) ...........................      221,160
Dividends payable ................................................      567,001

                  Total Liabilities ..............................    1,524,612

NET ASSETS .......................................................$ 470,118,936

NET ASSETS CONSIST OF:
       Net unrealized appreciation (depreciation) on investments .$  28,623,771
       Accumulated net realized gain (loss) ......................  (11,971,771)
       Net capital paid in on shares of beneficial interest ......  453,466,936

                                                                  $ 470,118,936

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
         ($390,079,589 applicable to 28,758,558 shares of beneficial
         interest outstanding - Note 4) ..........................$       13.56

Maximum sales charge, 2.00% of offering price ....................         0.28

Maximum Offering Price Per Share .................................$       13.84

Class C Shares:
Net asset value and offering price per share *
         ($60,706,654 applicable to 4,470,083 shares of beneficial
         interest outstanding - Note 4) ..........................$       13.58

Class I Shares:
Net asset value, offering and redemption price per share
         ($19,332,693 applicable to 1,427,432 shares of beneficial
         interest outstanding - Note 4) ..........................$       13.54

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of operations

Thornburg Intermediate Municipal Fund

Year Ended September 30, 2003

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,992,676) .......   $ 22,893,132

EXPENSES:
Investment advisory fees (Note 3) ..............................      2,355,854
Administration fees (Note 3) ...................................
         Class A Shares                                                 500,423
         Class C Shares ........................................         66,042
         Class I Shares                                                   9,000
Distribution and service fees (Note 3)
         Class A Shares ........................................        960,651
         Class C Shares ........................................        528,337
Transfer agent fees
         Class A Shares ........................................        183,558
         Class C Shares ........................................         37,014
         Class I Shares ........................................         18,620
Registration and filing fees
         Class A Shares ........................................         13,629
         Class C Shares ........................................          9,527
         Class I Shares ........................................         10,778
Custodian fees (Note 3) ........................................        228,400
Professional fees ..............................................         52,301
Accounting fees ................................................         33,110
Trustee fees ...................................................         11,367
Other expenses .................................................         88,469

                  Total Expenses ...............................      5,107,080
Less:
         Expenses reimbursed by investment advisor (Note 3) ....        (89,672)
         Distribution and service fees waived (Note 3) .........       (211,335)
         Fees paid indirectly (Note 3) .........................         (3,630)

                  Net Expenses .................................      4,802,443

                  Net Investment Income ........................     18,090,689

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ........................     (4,597,883)
Increase (Decrease) in unrealized appreciation of investments ..        581,701


                  Net Realized and Unrealized
                     Gain (Loss) on Investments ................     (4,016,182)

                  Net Increase (Decrease) in Net Assets Resulting
                     from Operations ...........................   $ 14,074,507
See notes to financial statements ..............................


Statements of changes in net assets

Thornburg Intermediate Municipal Fund


                                                                  Year Ended        Year Ended
                                                            September 30, 2003  September 30, 2002
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income .......................................   $  18,090,689    $  17,948,811
Net realized gain (loss) on investments sold ................      (4,597,883)
                                                                                       404,094
Increase (Decrease) in unrealized appreciation of investments         581,701
                                                                                    13,589,207

                  Net Increase (Decrease) in Net Assets
                     Resulting from Operations ..............      14,074,507       31,942,112

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares .....................................     (15,480,099)     (15,604,559)
         Class C Shares .....................................      (1,849,255)      (1,580,424)
         Class I Shares .....................................        (761,335)        (763,828)

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares .....................................     (20,552,567)      63,181,761
         Class C Shares .....................................      13,877,646        5,751,936
         Class I Shares .....................................       1,174,895          517,290

                  Net Increase (Decrease) in Net Assets .....      (9,516,208)      83,444,288

NET ASSETS:
         Beginning year .....................................     479,635,144      396,190,856

         End of year ........................................   $ 470,118,936    $ 479,635,144


See notes to financial statements ...........................


Notes to financial statements

Thornburg Intermediate Municipal Fund

September 30, 2003

NOTE 1 - ORGANIZATION
Thornburg Intermediate Municipal Fund (the "Fund") is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended
September 30, 2003, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to ..125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $30,296 for Class A shares, $26,697 for Class C shares, and $32,679 for Class I shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund shares. For the year ended September 30, 2003, the Distributor has advised the Fund that it earned net commissions aggregating $2,928 from the sale of Class A shares and collected contingent deferred sales charges aggregating $5,723 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund's Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2003, are set forth in the statement of operations. Distribution fees in the amount of $211,335 were waived for Class C shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended September 30, 2003 fees paid indirectly were $3,630.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE 4 - SHARES OF BENEFICIAL INTEREST
At September 30, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                             Year Ended                        Year Ended
                                        September 30, 2003                 September 30, 2002

                                        Shares          Amount            Shares          Amount
Class A Shares
Shares sold ....................       6,705,141    $  90,330,472        9,552,738    $ 126,489,062
Shares issued to shareholders in
   reinvestment of dividends ...         649,800        8,760,445          685,346        9,083,944
Shares repurchased .............      (8,890,248)    (119,643,484)      (5,466,398)     (72,391,245)

Net Increase (Decrease) ........      (1,535,307)   $ (20,552,567)       4,771,686    $  63,181,761

Class C Shares
Shares sold ....................       1,632,604    $  22,060,706        1,233,340    $  16,354,222
Shares issued to shareholders in
   reinvestment of dividends ...         102,429        1,382,647           95,055        1,261,742
Shares repurchased .............        (709,799)      (9,565,707)        (891,701)     (11,864,028)

Net Increase (Decrease) ........       1,025,234    $  13,877,646          436,694    $   5,751,936

Class I Shares
Shares sold ....................         807,931    $  10,899,236          597,867    $   7,883,195
Shares issued to shareholders in
   reinvestment of dividends ...          39,457          531,139           38,405          508,597
Shares repurchased .............        (762,688)     (10,255,480)        (594,962)      (7,874,502)

Net Increase (Decrease) ........          84,700    $   1,174,895           41,310    $     517,290


NOTE 5 - SECURITIES TRANSACTIONS
For the year ended September 30, 2003, the Fund had purchase and sale transactions (excluding short-term securities) of $68,493,852 and $74,637,014, respectively.

NOTE 6 - INCOME TAXES
At September 30, 2003, information on the tax components of capital is as follows:

Cost of investments for tax purpose         $       435,056,913

         Gross tax unrealized appreciation  $        30,440,766
         Gross tax unrealized depreciation           (1,816,995)
         Net tax unrealized appreciation
            (depreciation) on investments   $        28,623,771

At September 30, 2003, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

         Capital loss carryovers expiring in:
                  2004     $        2,201,912
                  2005                200,249
                  2006                 27,737
                  2007                  6,140
                  2008              2,563,342
                  2009              2,374,508
                  2011                 11,597
                           $        7,385,485

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

During the year ended September 30, 2003, $832,412 of capital loss carry forwards from prior years expired. This amount was reclassed to paid in capital.

At September 30, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $4,586,286. For tax purposes, such losses will be reflected in the year ending September 30, 2004.

Dividends paid by the Fund for the years ended September 30, 2003 and September 30, 2002 represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of losses realized subsequent to October 31 on the sale of securities.

Financial highlights

Thornburg Intermediate Municipal Fund

                                                                                    Year Ended September 30,
                                                                      2003         2002         2001        2000        1999
Class I Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $     13.65  $     13.26  $     12.76  $      12.98    $   13.74

Income from investment operations:
         Net investment income .............................          0.57         0.61         0.65          0.65         0.66
         Net realized and unrealized
                  gain (loss) on investments ...............         (0.11)        0.39         0.50         (0.22)       (0.76)

Total from investment operations ...........................          0.46         1.00         1.15          0.43        (0.10)
Less dividends from:
    Net investment income ..................................         (0.57)       (0.61)       (0.65)        (0.65)       (0.66)

Change in net asset value ..................................         (0.11)        0.39         0.50         (0.22)       (0.76)

Net asset value, end of year ...............................   $     13.54  $     13.65  $     13.26  $      12.76    $   12.98

Total return (a) ...........................................          3.49%        7.75%        9.23%         3.45%      (0.79)%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .............................          4.23%        4.57%        4.99%         5.10%       4.89%
         Expenses, after expense reductions ................          0.62%        0.58%        0.55%         0.68%       0.69%
         Expenses, after expense reductions
                  and net of custody credits ...............          0.62%        0.58%         --            --          --
         Expenses, before expense reductions ...............          0.80%        0.79%        0.79%         0.80%       0.79%

Portfolio turnover rate ....................................         15.13%       16.36%       18.24%        21.97%      23.17%

Net assets at end of year (000) ............................    $    19,333 $     18,330 $     17,258  $     17,563   $  18,772

(a) Sales loads are not reflected in computing total return.


Schedule of Investments
Thornburg Intermediate Municipal Fund
CUSIPS: CLASS A - 885-215-202, CLASS C - 885-215-780, CLASS I - 885-215-673
NASDAQ SYMBOLS: CLASS A - THIMX, CLASS C - THMCX, CLASS I - THMIX

Alabama              (1.30%)
800,000           Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)                          Aaa/AAA          $937,472
55,000            Birmingham South Medical Clinic, 6.30% due 11/1/2003 (ETM)*                         NR/AAA           55,251
2,525,000         Huntsville Health Care Series A, 4.65% due 6/1/2024 put 6/1/2005 (Insured: MBIA)    Aaa/AAA          2,645,039
505,000           Huntsville Series A, 6.25% due 2/1/2006                                             Aa2/AA           543,400
1,600,000         Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured:    Aaa/AAA          1,803,504
                  MBIA)
Alaska            (0.40%)
515,000           Anchorage Alaska Prerefunded, 5.25% due 10/1/2008 (Insured: FGIC)                   Aaa/AAA          556,900
485,000           Anchorage Alaska Unrefunded, 5.25% due 10/1/2008 (Insured: FGIC)                    Aaa/AAA          522,452
500,000           Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)                     Aaa/AAA          597,095
Arizona           (1.90%)
4,580,000         Maricopa County Industrial Development Capital Appreciation Series B, 4.80% due     NR/BBB           4,683,416
                  12/1/2031 put 12/1/2004 (Waste Management Inc. Project)
2,715,000         Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021           Baa3/NR          2,735,797
                  (Arizona Charter Schools Project)
400,000           Tucson General Obligation Series D, 9.75% due 7/1/2012 (ETM)*                       Aa2/AA           588,260
500,000           Tucson General Obligation Series D, 9.75% due 7/1/2013 (ETM)*                       Aa2/AA           751,605
Arkansas          (0.70%)
500,000           Conway Electric Revenue Refunding, 2.00% due 8/1/2004                               A2/NR            502,825
1,135,000         Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012       NR/A             1,254,118
                  (Regional Medical Center Project)
1,200,000         Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013       NR/A             1,318,332
                  (Regional Medical Center Project)
California        (5.10%)
3,000,000         California Department of Water Resources Power Series A, 5.75% due 5/1/2017         A3/BBB+          3,325,680
675,000           California HFA Revenue Series 1985-B, 9.875% due 2/1/2017                           Aa2/AA-          726,131
4,500,000         California Statewide Community Development Authority Certificate of                 Aaa/AAA          5,149,620
                  Participation, 5.50% due 10/1/2007 (Unihealth America Project; Insured: AMBAC)
                  (ETM)*
1,000,000         Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)*               Aaa/AAA          1,178,830
1,740,000         Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/2007 (Center   Aaa/AAA          1,520,673
                  for the Arts Project; Insured: AMBAC)
2,140,000         Golden West Schools Financing Authority Capital Appreciation, 0% due 8/1/2018       Aaa/AAA          972,523
                  (Insured: MBIA)
500,000           Irvine Improvement Bond Act 1915, 1.20% due 9/2/2023 put 10/1/2003 (daily demand    VMIG1/NR         500,000
                  notes)
200,000           Irvine Improvement Bond Act 1915 Limited Obligation Assessment District, 1.15%      VMIG1/A1+        200,000
                  due 9/2/2025 put 10/1/2003 (daily demand notes)
500,000           Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018 pre-refunded           Baa3/NR          557,735
                  8/1/2005
1,590,000         Los Angeles Regional Airport Lease Refunding, 5.25% due 1/1/2009 (Facilities        Aaa/AAA          1,747,983
                  Laxfuel Corp. La International Project)
2,280,000         Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)                Aaa/AAA          2,481,073
1,500,000         Sacramento Municipal Utility District Electric Revenue, 9.43% due 11/15/2006        Aaa/AAA          1,576,650
                  (Insured: FSA)
500,000           San Diego County Water Authority Revenue & Refunding Series 1993-A, 10.174% due     Aaa/AAA          630,740
                  4/25/2007 (Insured: FGIC)
145,000           San Marcos Certificate of Participation Series C, 0% due 8/15/2005 (ETM)*           NR/AAA           141,295
740,000           San Marcos Certificate of Participation Series D, 0% due 9/2/2005 (ETM)*            NR/AAA           720,597
700,000           Sulphur Springs School District General Obligation Series B, 5.60% due 3/1/2004     NR/A             713,020
800,000           Sulphur Springs School District General Obligation Series B, 5.70% due 3/1/2005     NR/A             850,472
450,000           Sunline Transit Agency Certificate of Participation Series A, 5.625% due 7/1/2004   A2/NR            464,306
215,000           Sunline Transit Agency Certificate of Participation Series A, 5.75% due 7/1/2005    A2/NR            221,742
Colorado          (4.90%)
1,265,000         Adams County Communication Center Series A, 5.75% due 12/1/2016                     Baa1/NR          1,339,724
100,000           Arvada Industrial Development Revenue, 5.25% due 12/1/2007 (Wanco Inc. Project;     NR/NR            105,419
                  LOC: U.S. Bank, N.A.)
450,000           Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project;     NR/NR            455,224
                  LOC: U.S. Bank, N.A.)
1,000,000         Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded       NR/AAA           1,157,560
                  12/1/2009
2,000,000         Central Platte Valley Metropolitan District Refunding Series A, 5.00% due           NR/A1+           2,190,640
                  12/1/2031 put 12/1/2009 (LOC: US Bank)
500,000           Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Charter   Baa2/NR          507,225
                  School Cherry Creek Project)
100,000           Colorado Housing Finance Authority Single Family Program Subordinated Series C,     A1/A+            101,726
                  5.75% due 10/1/2007
1,545,000         Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20%   A2/NR            1,640,156
                  due 12/1/2008
2,070,000         Denver City & County Certificates of Participation Series B, 5.00% due 12/1/2009    Aa2/AA           2,307,677
2,465,000         Denver City & County Certificates of Participation Series B, 5.00% due 12/1/2011    Aa2/AA           2,697,573
500,000           El Paso County School District 11, 7.10% due 12/1/2013                              Aa3/AA-          647,495
2,395,000         Interstate South Metropolitan District Refunding, 6.00% due 12/1/2020 (LOC: BNP     NR/AA-           2,472,790
                  Paribas)
2,830,000         Larimer County General Obligation, 8.45% due 12/15/2005 (Poudre School District     Aa3/NR           3,267,433
                  Project)
1,005,000         Northwest Parkway Public Highway Authority Capital Appreciation Senior              Aaa/AAA          758,021
                  Convertible C, 0% due 6/15/2014 (Insured: FSA)
2,500,000         Plaza Metropolitan District 1 Colorado Revenue Public Improvement Fee/Tax           NR/NR            2,518,725
                  Increment, 7.70% due 12/1/2017
350,000           Superior Metropolitan District 1 Water Refunding & Improvement Series B, 5.45%      NR/A             364,560
                  due 12/1/2020 put 12/1/2004 @ 100 (LOC: Allied Irish)
75,000            Thornton County Single Family Mortgage Revenue Series 1992-A, 8.05% due 8/1/2009    A3/NR            75,733
Delaware          (0.30%)
1,500,000         Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016     NR/AA            1,602,465
                  (Nanticoke Memorial Hospital Project; Insured: Radian)
District of       (1.10%)
Columbia
600,000           District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)*                  Aaa/AAA          679,176
3,000,000         District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)         Aaa/AAA          3,585,930
250,000           District of Columbia Revenue, 0% due 2/15/2004 (Assoc. of American Medical          NR/AA-           248,490
                  Colleges Project)
1,500,000         District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2019            Aaa/AAA          666,120
                  (Mandarin Oriental Project; Insured: FSA)
Florida           (3.80%)
1,000,000         Broward County Resource Recovery Revenue, 5.00% due 12/1/2007                       A3/AA-           1,100,450
60,000            Duval County HFA Single Family Housing Revenue Series 94, 6.10% due 4/1/2006        Aaa/NR           63,055
                  (Collateralized: GNMA)
60,000            Duval County HFA Single Family Housing Revenue Series 94, 6.10% due 10/1/2006       Aaa/NR           63,021
                  (Collateralized: GNMA)
1,700,000         Duval County Multi Family Housing Revenue Refunding, 5.90% due 9/1/2016 (St.        NR/A+            1,770,431
                  Augustine Apartments Project)
1,675,000         Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010      Aaa/AAA          1,739,236
                  (Insured: MBIA)
3,000,000         Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health Care    Aaa/NR           3,225,060
                  Facility Loan Project; Insured: AMBAC)
155,000           Florida Board of Education Capital Outlay, 9.125% due 6/1/2014 (ETM)*               Aaa/AAA          216,747
905,000           Florida Board of Education Capital Outlay, 9.125% due 6/1/2014                      Aa2/AA+          1,270,186
1,460,000         Florida Board of Education Capital Outlay Refunding Public Education Series D,      Aa2/AA+          1,669,583
                  5.75% due 6/1/2018
700,000           Florida State Department of Corrections, 6.25% due 3/1/2015 (Okeechobee             Aaa/AAA          760,116
                  Correctional Project)
500,000           Orlando & Orange County Expressway Revenue, 8.25% due 7/1/2014 (Insured: FGIC)      Aaa/AAA          703,000
150,000           Osceola County Health Facilities Revenue Series 1994, 5.75% due 5/1/2004            Aaa/AAA          154,131
                  (Evangelical Lutheran Good Samaritan Project; Insured: AMBAC)
1,000,000         Palm Beach County Solid Waste Revenue Refunding Series A, 6.00% due 10/1/2010       Aaa/AAA          1,182,670
                  (Insured: AMBAC)
1,200,000         Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008        NR/AA-           1,272,804
                  (Cypress Trail Apartments Project; Guaranty: Axa Reinsurance)
650,000           Pensacola Apartment Revenue Series A, 6.25% due 10/1/2004 (Insured: MBIA)           Aaa/AAA          682,084
600,000           Sarasota County Public Hospital Board, 1.23% due 7/1/2037 put 10/1/2003 (Sarasota   VMIG1/A1+        600,000
                  Memorial Hospital Project) (daily demand notes)
1,000,000         Turtle Run Community Development District Refunding Water Management Benefit        Aaa/AAA          1,105,040
                  Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)
Georgia           (0.10%)
235,000           Georgia Municipal Electric Authority Power Revenue Unrefunded Series Y, 10.00%      A2/NR            321,363
                  due 1/1/2010
Hawaii            (0.70%)
2,000,000         Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Insured: MBIA)           Aaa/AAA          2,444,100
970,000           Hawaii Housing Finance Development Corp. Series B, 5.85% due 7/1/2017               Aaa/AAA          998,208
                  (Collateralized: FNMA)
Idaho             (0.20%)
985,000           Boise City Industrial Development Corp., 5.40% due 12/15/2009 (Western Trailer      A1/NR            1,007,192
                  Co. Project; LOC: First Security)
Illinois          (13.20%)
1,930,000         Bedford Park Tax Increment Revenue Refunding Series 1993, 8.00% due 12/1/2010       NR/BBB-          2,083,628
                  pre-refunded 12/1/2004
300,000           Central Lake County Joint Action Water Agency Series 1991, 0% due 5/1/2005          Aaa/AAA          293,727
                  (Insured: MBIA)
800,000           Champaign County Community Unit Series C, 0% due 1/1/2011 pre-refunded 1/1/2010 @   Aaa/AAA          613,048
                  94.672 (Insured: FGIC)
3,000,000         Chicago Housing Authority Capital, 5.00% due 7/1/2008                               Aa3/AA           3,318,420
600,000           Chicago Park District Harbor, 5.75% due 1/1/2011                                    A2/A             697,458
2,285,000         Chicago Tax Increment Allocation Lincoln Belmont A, 5.30% due 1/1/2014 (Insured:    NR/A             2,397,468
                  ACA)
650,000           Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013   Aaa/AAA          742,567
                  (Insured: MBIA)
500,000           Cook County Capital Improvement, 5.50% due 11/15/2008 (Insured: FGIC)               Aaa/AAA          563,710
4,200,000         Cook County School District Class A, 0% due 12/1/2022                               NR/NR            1,349,838
655,000           Du Page County School District Capital Appreciation, 0% due 2/1/2010 (Insured:      Aaa/NR           526,057
                  FGIC)
1,500,000         Freeport Illinois, 5.375% due 1/1/2018                                              Aaa/AAA          1,653,225
1,385,000         Hoffman Estates Tax Increment Revenue, 0% due 5/15/2004                             Baa1/NR          1,356,123
2,860,000         Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Insured:      Aaa/AAA          3,303,014
                  MBIA)
500,000           Illinois Development Financing Authority, 7.125% due 3/15/2007 (Children's Home &   NR/A-1           507,340
                  Aid Society Project; LOC: Bank One)
2,400,000         Illinois Development Financing Authority Debt Restructuring Revenue Series 1994,    NR/A             2,601,936
                  7.25% due 11/15/2009 (East St. Louis Project)
2,160,000         Illinois Educational Facilities Authority Revenues Adjusted Medium Term, 4.75%      A2/A             2,215,037
                  due 11/1/2036 put 11/1/2016 @ 100 (Field Museum Project)
475,000           Illinois Educational Facilities Authority Revenues Capital Appreciation, 0% due     Aaa/AAA          247,261
                  7/1/2014 pre-refunded 7/1/2009 @ 57.17 (Insured: MBIA)
230,000           Illinois Educational Facilities Authority Revenues Loyola University A, 6.00% due   Aaa/AAA          274,162
                  7/1/2012 (Insured: MBIA) (ETM)*
1,500,000         Illinois Educational Facilities Authority Revenues Midwestern University B, 5.50%   NR/A             1,557,570
                  due 5/15/2018 (Insured: ACA)
2,000,000         Illinois Educational Facilities Authority Revenues Series B, 4.40% due 7/1/2025     Aa1/AA           2,049,700
                  put 7/1/2004 (University of Chicago Project)
1,540,000         Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A,     Aaa/AAA          1,673,903
                  5.00% due 7/1/2006 (Insured: MBIA)
770,000           Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A,     Aaa/AAA          908,261
                  6.00% due 7/1/2011 (ETM)*
970,000           Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A,     Aaa/AAA          1,131,505
                  6.00% due 7/1/2012 (ETM)*
261,000           Illinois Health Facilities Authority Revenue, 7.60% due 8/15/2010 (Insured: FSA)    Aaa/AAA          269,743
1,900,000         Illinois Health Facilities Authority Revenue, 5.75% due 8/15/2013 (Children's       Aaa/AAA          2,144,150
                  Memorial Hospital Series A Project; Insured: AMBAC)
990,000           Illinois Health Facilities Authority Revenue, 5.70% due 2/20/2021 (Midwest Care     Aaa/NR           1,055,271
                  Center Project; Collateralized: GNMA)
1,250,000         Illinois Health Facilities Authority Revenue Healthcare Systems, 6.25% due          A2/A             1,348,950
                  11/15/2019 (OSF Healthcare Project)
37,000            Illinois Health Facilities Authority Revenue Series A, 7.60% due 8/15/2010          Aaa/AAA          37,183
                  (Insured: FSA)
870,000           Illinois Health Facilities Authority Revenue Series A, 6.10% due 8/15/2014          Aa2/AA+          922,374
                  (Northwestern Memorial Hospital Project)
1,205,000         Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development     Aaa/AAA          1,324,572
                  Project)
680,000           Jackson & Williamson Countys, Illinois, 7.50% due 12/1/2009 (Insured: AMBAC)        Aaa/AAA          861,309
1,000,000         Lake County Community Consolidated School District 73, 9.00% due 1/1/2006           Aaa/NR           1,165,000
                  (Insured: FSA)
5,550,000         Lake County Community High School Capital Appreciation Series B, 0% due 12/1/2012   Aaa/NR           3,842,931
                  (Insured: FGIC)
755,000           Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)                               Aaa/AAA          839,454
710,000           McHenry County School District Woodstock General Obligation, 6.80% due 1/1/2006     Aaa/AAA          794,036
                  (Insured: FSA)
1,015,000         Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)            Aaa/AAA          1,221,065
800,000           Sangamon County Property Tax Lease Receipts, 7.45% due 11/15/2006                   Aa3/NR           900,552
2,400,000         Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards         NR/A             2,503,440
                  Project)
1,170,000         Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Collateralized: GNMA)      Aaa/AAA          1,288,041
1,600,000         Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Collateralized: GNMA)      Aaa/AAA          1,735,856
1,425,000         Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)              Aaa/AAA          912,442
500,000           Southwestern Illinois Development Authority Revenue, 5.375% due 8/15/2015           Baa2/BBB+        509,120
1,590,000         University of Illinois Revenue Capital Appreciation, 0% due 4/1/2014 (Insured:      Aaa/AAA          1,019,142
                  MBIA)
1,000,000         West Chicago Industrial Development Revenue, 6.90% due 9/1/2024 (Leggett & Platt    NR/A+            1,068,350
                  Inc. Project)
1,000,000         Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)      Aaa/AAA          1,091,860
3,000,000         Will County Community School 365-U Capital Appreciation, 0% due 11/1/2011           Aaa/AAA          2,210,970
                  (Insured: FSA)
Indiana           (6.30%)
895,000           Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of       NR/NR            962,242
                  Technology Project)
1,355,000         Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of       NR/NR            1,481,191
                  Technology Project)
1,000,000         Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured: AMBAC)            Aaa/NR           1,112,130
1,000,000         Boone County Hospital Association, 5.625% due 1/15/2015 (Insured: FGIC)             Aaa/AAA          1,116,520
80,000            Carmel Economic Development Revenue Refunding FHA Loan, 5.875% due 9/1/2005         Aa2/NR           81,174
                  (Insured: FHA)
1,515,000         Dyer Redevelopment Authority, 6.40% due 7/15/2015                                   NR/BBB+          1,659,576
1,910,000         Dyer Redevelopment Authority, 6.50% due 7/15/2016                                   NR/BBB+          2,092,902
350,000           East Chicago Elementary School Building First Mortgage Series A, 6.25% due          NR/A             401,919
                  7/5/2008
1,000,000         Gary Building Corp. - Lake County First Mortgage Series 1994-B, 8.25% due           NR/NR            1,045,000
                  7/1/2010 (Sears Building Project)
1,020,000         Goshen Chandler School Building Capital Appreciation Refunding, 0% due 1/15/2011    Aaa/AAA          777,383
                  (Insured: MBIA)
2,600,000         Hamilton Southeastern Indiana, 6.25% due 7/15/2006 (North Delaware School           Aaa/AAA          2,931,084
                  Building Project; Insured: AMBAC)
1,000,000         Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist       NR/NR            1,050,010
                  Memorial Project)
700,000           Indiana Bond Bank Common School Fund Advanced Purchase Funding, 5.00% due           Aaa/AAA          783,811
                  2/1/2009 (Insured: AMBAC)
1,500,000         Indiana Bond Bank Special Program Hendrick's Redevelopment Series B, 6.20% due      NR/A+            1,500,165
                  2/1/2023 (LOC: Canadian Imperial Bank)
575,000           Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)*                 NR/AA-           594,533
800,000           Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 (Clarian Health       Aaa/AAA          880,168
                  Obligation Group Project; Insured: MBIA)
910,000           Indiana Public School Building Corp. First Mortgage, 6.00% due 7/5/2007 (Insured:   NR/AA            1,037,300
                  State Aid Witholding)
1,065,000         Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015         NR/A-            1,129,475
                  (University of Indianapolis Project)
1,025,000         Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016         NR/A-            1,083,435
                  (University of Indianapolis Project)
500,000           Indianapolis Economic Development Revenue, 5.50% due 6/1/2014                       Aa3/NR           540,615
740,000           Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)*             Aa2/AA-          623,850
500,000           Portage Township Multi School Bldg., 5.50% due 7/15/2015 (Insured: FGIC)            Aaa/AAA          564,190
2,500,000         Rockport Pollution Control Revenue Series A, 4.90% due 6/1/2025 put 6/1/2007        Baa2/BBB         2,600,200
                  (Indiana Michigan Power Co. Project)
1,200,000         Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012                  NR/AA-           1,349,088
1,685,000         West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured:      Aaa/AAA          1,902,651
                  FGIC and State Aid Withholding)
Iowa              (2.10%)
2,590,000         Iowa Department of General Services Certificate of Participation Series 1992,       Aaa/AAA          2,627,296
                  6.50% due 7/1/2006 (Insured: AMBAC) (ETM)*
1,000,000         Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis          A1/NR            1,100,180
                  Medical Center Project)
1,000,000         Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity       Aaa/AAA          1,168,120
                  Regional Hospital Project; Insured: FSA)
1,000,000         Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016               A1/NR            1,125,050
2,000,000         Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives    Aa2/AA           2,218,840
                  Project)
1,250,000         Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due         Aa3/AA-          1,372,375
                  12/1/2015
Kansas            (1.00%)
4,200,000         Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019      NR/A+            4,715,928
                  (Christi Health System Project)
Kentucky          (1.30%)
4,000,000         Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2015          Aaa/AAA          4,115,920
                  (Norton Healthcare Project; Insured: MBIA)
1,120,000         Paintsville First Mortgage Revenue Refunding Series 1991, 8.65% due 9/1/2005        NR/NR            1,134,683
                  (Paul B. Hall Medical Center Project)
785,000           Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC: Allied Irish Bank)     NR/NR            835,177
Louisiana         (2.00%)
2,992             East Baton Rouge Mortgage Financing Authority Purchase Revenue, 8.25% due           Aaa/AAA          3,040
                  2/25/2011 (Collateralized: GNMA)
1,595,000         Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured:        Aaa/AAA          1,840,104
                  AMBAC)
390,000           Louisiana Local Government Environment Series A, 4.10% due 9/1/2007 (Housing        Baa1/NR          389,150
                  Bellemont Apts. Project)
320,000           Louisiana Public Facilities Authority MFHR, 5.95% due 6/15/2019 put 6/15/2005       NR/AA            321,139
                  (Carlyle Apts. Project; Insured: AXA)
1,709,550         Louisiana Public Facilities Authority Revenue Refinancing, 8.00% due 10/1/2009      NR/NR            355,586
                  (Schwegman Westside Expressway Project A) (a)
3,250,000         Louisiana State Offshore Term Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008   A3/A-1           3,396,055
                  (Loop LLC Project)
3,000,000         Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013         Baa2/BBB         3,136,470
                  (International Paper Co. Project)
Maryland          (0.20%)
935,000           Ann Arundel County Multi Family Housing Revenue, 7.45% due 12/1/2024 put            NR/BBB-          938,918
                  12/1/2003 (Twin Coves Apartment Project; HUD Section 8)
Massachusetts     (1.20%)
1,280,000         Massachusetts Development Finance Agency Refunding, 6.25% due 1/1/2015 (Odd         NR/NR            1,178,790
                  Fellows Home Project)
2,510,000         Massachusetts Housing Finance Authority Insured Rental Housing Series 1994-A,       Aaa/AAA          2,615,521
                  6.20% due 1/1/2006 (Insured: AMBAC)
1,905,000         Massachusetts Industrial Financing Agency Revenue Series A, 6.125% due 12/1/2011    Aaa/AAA          1,969,446
                  (Insured: MBIA)
Michigan          (1.80%)
350,000           Auburn Hills Economic Limited Obligation Revenue Refunding & Improvement, 6.15%     NR/NR            348,908
                  due 12/1/2005 (Foamade Industries Project; LOC: Comerica Bank)
650,000           Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014      Aaa/AAA          796,913
                  (Borgess Medical Center Project) (ETM)*
1,000,000         Kent Hospital Finance Authority Michigan Hospital, 7.25% due 1/15/2013 (Insured:    Aaa/AAA          1,240,270
                  MBIA)
750,000           Livonia Public School District, 5.50% due 5/1/2014                                  Aaa/AAA          767,528
415,000           Michigan Housing Redevelopment Authority Ltd. Obligation, 6.50% due 9/15/2007       Aaa/AAA          429,301
                  (Greenwood Villa Project; Insured: FSA)
2,450,000         Michigan State Building Authority Revenue Refunding Facilities Program Series I,    Aaa/AAA          2,726,899
                  5.25% due 10/15/2017
400,000           Michigan State Hospital Finance Authority Revenue Pooled Loan Program, 5.50% due    Aaa/AAA          409,388
                  11/1/2013
1,530,000         Southfield Economic Development Corp. Refunding Revenue N.W. 12 Limited             NR/NR            1,528,684
                  Partnership, 7.25% due 12/1/2010
Minnesota         (0.20%)
700,000           Southern Minnesota Municipal Power Agency Supply, Prerefunded to various dates,     Aaa/AAA          716,135
                  Series A, 5.75% due 1/1/2018 (Insured: MBIA)
Mississippi       (0.50%)
1,500,000         Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009               A2/NR            1,534,215
825,000           Mississippi Hospital Equipment Revenue, 6.40% due 1/1/2007 (Rush Foundation         Baa3/AAA         856,185
                  Project; Guaranty: Connie Lee)
Missouri          (0.90%)
2,025,000         Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018         A2/NR            2,092,108
                  (Lutheran Home Aged Project; LOC: Commerce Bank)
2,000,000         Missouri Environment Improvement Energy Refunding, 3.90% due 1/2/2012 put           VMIG1/A-2        2,041,040
                  9/1/2004 (Kansas City Power & Light Project)
Nebraska          (0.20%)
845,000           Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith     NR/AA            923,974
                  Regional Health Services Project; Insured: Radian)
Nevada            (1.90%)
640,000           Clark County Pollution Control Revenue Series B, 6.60% due 6/1/2019 (Nevada Power   Aaa/AAA          660,192
                  Company Project; Insured: FGIC)
1,265,000         Las Vegas Special Improvement District Refunding Senior Local Improvement Series    Aaa/AAA          1,393,676
                  A, 5.375% due 6/1/2013 (Insured: FSA)
2,600,000         Washoe County Capital Appreciation Reno Sparks Series B, 0% due 7/1/2011            Aaa/AAA          1,937,468
                  (Insured: FSA)
2,250,000         Washoe County Hospital Facility Revenue Series 1993 A, 6.00% due 6/1/2015 (Washoe   A2/A+            2,297,385
                  Medical Center Project)
2,350,000         Washoe County School District Refunding Series B, 5.00% due 6/1/2010 (Insured:      Aaa/AAA          2,636,018
                  FGIC)
New Hampshire     (1.80%)
5,140,000         Manchester Housing & Redevelopment Authority, 0% due 1/1/2017                       NR/AA            2,540,034
4,990,000         Manchester Housing & Redevelopment Authority Capital Appreciation Series B, 0%      NR/AA            2,591,357
                  due 1/1/2016 (Insured: Radian)
3,000,000         New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014      A3/BBB+          3,208,590
New Jersey        (1.30%)
285,000           New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living          A3/A             286,419
                  Development Project; LOC: PNC Bank)
65,000            New Jersey State Transit Corp. Capital Grant Anticipation Notes Series A, 5.125%    Aaa/AAA          65,193
                  due 2/1/2004 (Insured: AMBAC)
5,000,000         New Jersey State Transport Trust Fund Authority Series C, 5.50% due 6/15/2017       Aa3/AA-          5,593,900
                  (Transportation Systems Project)
New Mexico        (1.80%)
1,500,000         Albuquerque Educational Facilities Revenue Refunding, 1.15% due 10/15/2016 put      VMIG1/AA         1,500,000
                  10/7/2003 (Albuquerque Academy Project; Insured: Bank of America) (weekly demand notes)
2,000,000         Farmington Pollution Control Revenue, 1.20% due 5/1/2024 put 10/1/2003 (LOC: Bank   P1/A1+           2,000,000
                  of America) (daily demand notes)
650,000           Farmington Pollution Control Revenue, 1.20% due 9/1/2024 put 10/1/2003 (LOC:        P1/A1+           650,000
                  Barclays Bank) (daily demand notes)
2,800,000         New Mexico Housing Authority, Multi Family Housing Revenue, 1.10% due 1/15/2033     NR/A1+           2,800,000
                  put 10/7/2003 (Arbors/Courtyard Apartments Project) (weekly demand notes)
590,000           Sandia Pueblo General Obligation, 5.40% due 12/1/2003 (LOC: Wells Fargo)            NR/AA-           593,941
600,000           Sandia Pueblo General Obligation, 5.60% due 12/1/2005 (LOC: Wells Fargo)            NR/AA-           603,846
New York          (3.10%)
2,000,000         Long Island Power Authority General Series B, 5.00% due 12/1/2006                   Baa1/A-          2,180,100
1,080,000         Metro Transportation Authority New York Service Control Series B, 5.25% due         A3/AA-           1,185,721
                  7/1/2006
1,000,000         Nassau Health Care Corp., 6.00% due 8/1/2011 (Insured: FSA)                         Aaa/AAA          1,158,850
1,935,000         New York City General Obligation Series E, 6.00% due 8/1/2008 (Insured: FGIC)       Aaa/AAA          2,182,970
1,175,000         New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee     NR/A             1,265,863
                  Francais De New York Project; Insured: ACA)
875,000           New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American      NR/A             957,329
                  Folk Art Project; Insured: ACA)
220,000           New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded        A3/AAA           257,946
                  9/15/2007 @ 100
800,000           New York Series B-2, Subseries B-4, 1.15% due 8/15/2023 put 10/1/2003 (daily        VMIG1/A1+        800,000
                  demand notes)
1,290,000         New York State Dormitory Authority Revenues, 5.75% due 7/1/2022                     NR/AAA           1,330,635
2,200,000         Port Authority New York & New Jersey Special Obligation, 6.25% due 12/1/2011 (JFK   Aaa/AAA          2,549,734
                  International Air Terminal 6 Project)
500,000           Port Authority New York & New Jersey Special Obligation, 1.15% due 5/1/2019 put     VMIG1/A1+        500,000
                  10/1/2003 (daily demand notes)
North Carolina    (0.40%)
650,000           Craven County Industrial Facilities Pollution Control Financing Authority Solid     Baa2/NR          658,209
                  Waste Revenue, 7.875% due 6/1/2005 (Weyerhaeuser Co. Project)
1,200,000         North Carolina Eastern Municipal Power Refunding Series A, 5.70% due 1/1/2013       Aaa/AAA          1,364,880
                  (Insured: MBIA)
North Dakota      (0.10%)
365,000           Grand Forks Health Care System Revenue Bonds Series 1997, 6.25% due 8/15/2006       Aaa/AAA          410,037
                  (Altra Health Systems Obligated Group Project; Insured: MBIA)
Ohio              (2.60%)
1,000,000         Butler County Transportation Improvement, 6.00% due 4/1/2010 (Insured: FSA)         Aaa/AAA          1,164,680
1,610,000         Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC:        NR/NR            1,645,468
                  FifthThird Bank)
1,100,000         Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010              Aa2/NR           1,168,992
                  (Heinzerling Foundation Project; LOC: Banc One)
500,000           Franklin County Hospital, 5.80% due 12/1/2005 (Doctors Project) (ETM)*              A3/NR            513,810
500,000           Middleburg Heights Ohio Refunding, 6.75% due 8/15/2005 (Southwest General Health    Aaa/AAA          551,050
                  Center Project; Insured: FSA)
685,000           North Ridgeville Economic Development, 0% due 2/1/2015                              NR/A             272,466
2,000,000         Ohio Pollution Control Revenue Refunding, 5.625% due 3/1/2015 (General Motors       Baa1/BBB         2,143,680
                  Corp. Project)
1,600,000         Ohio State Higher Educational Facility Revenue, 5.05% due 7/1/2037 put 7/1/16       A2/A             1,675,536
                  (Kenyon College Project)
760,000           Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due            Aaa/NR           823,855
                  10/20/2012 (Collateralized: GNMA)
2,000,000         Trumbull County Ohio Health Refunding & Improvement, 1.23% due 10/1/2031 put        NR/A-1           2,000,000
                  10/1/2003 (daily demand notes)
Oklahoma          (2.40%)
340,000           Grady County Industrial Authority Correctional Facilities, 5.00% due 11/1/2004      Aaa/AAA          346,627
                  (Insured: MBIA)
1,020,000         Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)     Aaa/AAA          902,996
500,000           Oklahoma City Municipal Water & Sewer Capital Appreciation Series C, 0% due         Aaa/AAA          477,235
                  7/1/2006 (Insured: AMBAC)
1,125,000         Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured: AMBAC)    Aaa/AAA          846,664
1,485,000         Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured: AMBAC)    Aaa/AAA          1,004,379
825,000           Oklahoma Development Finance Authority Hospital Association Pooled Hospital A,      Aaa/AAA          911,773
                  5.40% due 6/1/2013 (Insured: AMBAC)
750,000           Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris      Aaa/AAA          869,363
                  Baptist Project; Insured: AMBAC)
2,800,000         Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007       Aa3/A+           3,067,596
1,485,000         Tulsa Industrial Development Authority Hospital Revenue, 6.10% due 2/15/2009        Aa3/AA           1,647,266
                  pre-refunded 2/15/2006 @ 100 (St. John's Medical Center Project)
500,000           Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/2006 (Ogden   Aaa/AAA          554,760
                  Martin Project; Insured: AMBAC)
500,000           Woodward Municipal Hospital Authority Revenue Series 1994, 8.25% due 11/1/2009      NR/NR            515,580
Oregon            (0.60%)
705,000           Albany Hospital Facility Authority Gross Revenue & Refunding Series 1994, 7.00%     NR/NR            725,001
                  due 10/1/2005 (Mennonite Home Project)
800,000           Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due           NR/AA            902,760
                  5/1/2015 (Insured: Radian)
1,070,000         Oregon Economic Development Department of Revenue Series CLII, 7.70% due            Aa2/NR           1,147,757
                  12/1/2014 (Smokecraft Project; LOC: Seafirst Bank)
Pennsylvania      (2.00%)
380,000           Admiral Peary Area Vocational School, 5.25% due 2/1/2005                            NR/A             381,284
500,000           Allegheny County Hospital Development, 7.00% due 8/1/2015 (ETM)*                    NR/AAA           638,930
1,400,000         Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South    Baa1/NR          1,444,436
                  Hills Health Systems Project)
1,900,000         Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010        NR/BBB-          2,031,138
                  (Panther Creek Partners Project)
795,000           Lancaster County Capital Appreciation Series B, 0% due 5/1/2014 (Insured: FGIC)     Aaa/NR           503,060
795,000           Lancaster County Capital Appreciation Series B, 0% due 11/1/2014 (Insured: FGIC)    Aaa/NR           490,308
800,000           Lancaster County Capital Appreciation Series B, 0% due 5/1/2015 (Insured: FGIC)     Aaa/NR           474,488
785,000           Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007         Aaa/AAA          904,508
                  (Insured: AMBAC)
800,000           McKeesport Area School District Series B, 0% due 10/1/2004                          NR/A             788,496
2,032,839         Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured:       Aaa/AAA          592,878
                  AMBAC)
500,000           Pennsylvania State Higher Educational Facility Allegheny Delaware Valley            Aaa/AAA          565,505
                  Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)
365,000           Philadelphia Water & Sewer Revenue 10th Series, 7.35% due 9/1/2004 (ETM)*           Aaa/AAA          384,776
Rhode Island      (0.90%)
1,840,000         Providence Series C, 5.50% due 1/15/2011 (Insured: FGIC)                            Aaa/AAA          2,112,670
1,000,000         Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit      NR/AAA           1,112,340
                  Support: FHA)
1,065,000         Rhode Island Health & Education Building Refunding Higher Education State           NR/AA            1,142,042
                  University, 5.00% due 3/15/2014 (Insured: Radian)
South Dakota      (0.20%)
1,000,000         South Dakota Housing Development Authority Homeownership Series B, 4.85% due        Aa1/AAA          1,072,810
                  5/1/2009
Tennessee         (0.50%)
2,000,000         Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)          NR/AAA           2,096,620
Texas             (16.90%)
500,000           Austin Utility Systems Revenue Refunding Comb Series A, 5.75% due 11/15/2013        Aaa/AAA          511,835
                  (Insured: MBIA)
1,250,000         Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 (Army         NR/BBB-          1,289,200
                  Retirement Residence Project)
600,000           Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)              Aaa/NR           638,412
1,035,000         Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)              Aaa/NR           1,091,356
2,000,000         Bexar County Housing Finance Corp., 6.50% due 12/1/2021                             A3/NR            1,985,040
1,200,000         Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012         Aaa/NR           1,257,972
                  (Dymaxion & Marrach Park Apts. A Project; Insured: MBIA)
1,270,000         Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020         Aaa/NR           1,365,555
                  (Dymaxion & Marrach Park Apts. A Project; Insured: MBIA)
975,000           Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek       Aaa/NR           1,027,357
                  Apartments Project; Insured: MBIA)
800,000           Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek       Aaa/NR           839,688
                  Apartments Project; Insured: MBIA)
2,800,000         Birdville Independent School District Refunding, 0% due 2/15/2012 (Guaranty: PSF)   Aaa/AAA          2,006,284
1,130,000         Carroll Independent School District Capital Appreciation Refunding, 0% due          Aaa/AAA          829,025
                  2/15/2011 (Guaranty: PSF)
5,000,000         Coppell Independent School District Capital Appreciation Refunding, 0% due          NR/AAA           3,118,000
                  8/15/2013 (Guaranty: PSF)
1,100,000         De Soto Independent School District Refunding, 5.125% due 8/15/2017 (Guaranty:      NR/AAA           1,103,069
                  PSF)
3,360,000         Duncanville Independent School District Capital Appreciation Refunding Series B,    Aaa/AAA          2,156,549
                  0% due 2/15/2014 (ETM)*
3,000,000         Duncanville Independent School District Capital Appreciation Refunding Series B,    Aaa/AAA          1,622,100
                  0% due 2/15/2016 (Guaranty: PSF)
3,750,000         El Paso Independent School District Capital Appreciation Refunding, 0% due          Aaa/AAA          2,834,250
                  8/15/2010 (Guaranty: PSF)
2,500,000         El Paso Independent School District Capital Appreciation Refunding, 0% due          Aaa/AAA          1,762,050
                  8/15/2011 (Guaranty: PSF)
2,460,000         Ennis Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)       Aaa/NR           1,693,390
2,490,000         Ennis Independent School District Refunding, 0% due 8/15/2013 (Guaranty: PSF)       Aaa/NR           1,594,820
2,525,000         Ennis Independent School District Refunding, 0% due 8/15/2014 (Guaranty: PSF)       Aaa/NR           1,505,835
1,000,000         Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009                               Aa2/AA           1,133,230
1,375,000         Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center     NR/BBB+          1,468,376
                  Project)
6,245,000         Hays Consolidated Independent School District Capital Appreciation, 0% due          Aaa/AAA          4,009,727
                  8/15/2013 (Guaranty: PSF)
880,000           Houston Water Conveyance System Contract Certificate of Participation Series F,     Aaa/AAA          942,550
                  7.20% due 12/15/2004 (Insured: AMBAC)
470,000           Irving Hospital Authority Series B, 5.80% due 7/1/2009 (Irving Healthcare Systems   Aaa/AAA          492,696
                  Project; Insured: FSA)
1,500,000         Irving Waterworks & Sewer Revenue Refunding & Improvement, 5.375% due 8/15/2014     Aa2/AA           1,661,775
2,000,000         Leander Independent School District Unlimited Tax School Building & Refunding       Aaa/NR           1,946,740
                  Series 1992, 0% due 8/15/2005 (Guaranty: PSF)
1,420,000         Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)    NR/AAA           962,348
1,000,000         Midlothian Independent School District Capital Appreciation Refunding, 0% due       Aaa/NR           716,530
                  2/15/2012 (Guaranty: PSF)
400,000           Midtown Redevelopment Authority Tax, 5.50% due 1/1/2004 (Insured: Radian)           Baa2/AA          404,196
735,000           Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)           Baa2/AA          829,168
500,000           Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)           Baa2/AA          560,710
500,000           North Central Texas Health Facility Development, 5.50% due 4/1/2005 (Zale Lipshy    Aaa/AAA          531,075
                  University Hospital Project; Insured: FSA)
2,400,000         North Central Texas Health Facility Development Series B, 5.75% due 2/15/2015       Aaa/AAA          2,733,552
                  (Insured: MBIA)
1,000,000         Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)       Aaa/AAA          1,145,990
1,000,000         Sabine River Authority Texas Pollution Refunding Series A, 5.80% due 7/1/2022       Baa2/BBB         983,080
                  (TXU Energy Co. Project)
3,000,000         Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016                   Baa2/BBB-        3,168,600
1,775,000         Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)                   Aaa/AAA          2,092,246
715,000           Tarrant County Health Facilities, 6.00% due 9/1/2004 (Harris Methodist Health       Aaa/AAA          747,425
                  Systems Project; Insured: AMBAC) (ETM)*
3,500,000         Tarrant County Health Facilities, 6.625% due 11/15/2020 (Adventist/Sunbelt)         A3/A             3,850,735
500,000           Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009        Aaa/AAA          575,615
                  (Wadley Regional Medical Center Project; Insured: MBIA)
2,500,000         Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011        Aaa/AAA          2,874,975
                  (Insured: MBIA)
1,000,000         Texas State Capital Appreciation Refunding Superconducting Series C, 0% due         Aaa/AAA          994,900
                  4/1/2004 (ETM)*
1,000,000         Texas State Turnpike Authority Central Turnpike Systems Bond Anticipation Notes     Aa3/AA           1,108,980
                  Second Tier, 5.00% due 6/1/2007
2,420,000         Texas State Unrefunded Balance, 7.00% due 8/1/2020 (Water Development Board         Aa1/AA           2,533,861
                  Project)
2,000,000         Travis County Health Facilities Development Series A, 5.75% due 11/15/2010          Aaa/AAA          2,283,020
                  (Ascension Health Project; Insured: MBIA)
3,000,000         Travis County Health Facilities Development Series A, 6.25% due 11/15/2014          Aaa/AAA          3,644,850
                  (Ascension Health Project; Insured: MBIA)
600,000           Upper Trinity Regional Water District Regional Treated Water Supply Systems         Aaa/AAA          729,978
                  Series A, 7.125% due 8/1/2008 (Insured: FGIC)
870,000           Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015             Aa2/AAA          1,046,958
                  pre-refunded 11/15/2009 (Ascension Health)
1,050,000         Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016             Aa2/AAA          1,263,570
                  pre-refunded 11/15/2009 (Ascension Health)
500,000           West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured:        NR/AA            558,345
                  Radian)
Utah              (1.30%)
1,085,000         Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 (Insured: AMBAC)   Aaa/AAA          1,215,059
595,000           Utah Board Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013                 NR/AA            661,967
1,000,000         Utah County Municipal Building Authority, 5.50% due 11/1/2016 (Insured: AMBAC)      Aaa/NR           1,125,510
1,425,000         Utah Housing Finance Agency, 6.05% due 7/1/2016 (Credit Support: FHA)               NR/AAA           1,505,456
380,000           Utah Housing Finance Agency Single Family Mortgage D-2 Class I, 5.85% due           Aa2/AA           395,059
                  7/1/2015
940,000           Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00%     Aaa/NR           1,045,017
                  due 10/1/2012 (Insured: AMBAC)
Virginia          (4.10%)
2,000,000         Alexandria Industrial Development Authority, 5.90% due 10/1/2020 (Insured: AMBAC)   Aaa/AAA          2,301,280
1,500,000         Alexandria Industrial Development Authority Institute For Defense Analyses Series   Aaa/AAA          1,767,435
                  A, 6.00% due 10/1/2014 (Insured: AMBAC)
1,590,000         Alexandria Industrial Development Authority Institute For Defense Analyses Series   Aaa/AAA          1,873,481
                  A, 6.00% due 10/1/2015 (Insured: AMBAC)
500,000           Arlington County Industrial Development, 6.30% due 7/1/2016                         NR/A             511,645
2,000,000         Capital Region Airport Commission Refunding Series B, 8.125% due 7/1/2014           Aaa/AAA          2,141,780
                  (Insured: AMBAC)
1,000,000         Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured:     NR/AA            1,112,770
                  Radian)
2,000,000         Hampton Redevelopment Housing Authority Multi Family Housing Refunding Series       Baa1/A1+         2,049,340
                  1994, 7.00% due 7/1/2024 put 7/1/2004 (Chase Hampton Apartments Project; LOC:
                  Credit Suisse)
795,000           Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00%   Aaa/AAA          797,782
                  due 10/1/2021 (Insured: MBIA) (ETM)*
1,635,000         Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014     NR/A             1,832,606
                  (Norton Community Hospital Project; Insured: ACA)
2,095,000         Spotsylvania County Industrial Development, 6.00% due 9/1/2019 put 9/1/2008         NR/NR            2,219,632
                  (Walter Grinders Project; LOC: Deutsche Bank)
2,000,000         Suffolk Redevelopment Housing Authority MFHR, 7.00% due 7/1/2024 put 7/1/2004       Baa2/NR          2,023,800
                  (Chase Heritage @ Dulles Project)
500,000           Virginia College Building Authority, 5.55% due 11/1/2019 put 11/1/2004 @ 100        Aa1/AA           522,660
                  (University of Richmond Project)
Washington        (5.50%)
1,500,000         Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012      Aaa/AAA          1,719,000
                  (Insured: FSA)
1,000,000         Energy Northwest Washington Series A, 5.60% due 7/1/2015 (Wind Project)             A3/A-            1,052,570
745,000           Energy Northwest Washington Series B, 5.10% due 7/1/2009 (Wind Project)             A3/A-            792,404
415,000           Grant County Public Utility District-2 Wanapum Hydro Electric Revenue Series C,     Aaa/AAA          457,276
                  6.00% due 1/1/2006 (Insured: AMBAC)
1,100,000         Pilchuck Development Public Corp. IDRB Series 1993, 6.25% due 8/1/2010 (Little      Aa2/NR           1,102,013
                  Neck Properties Project; LOC: U.S. Bancorp)
500,000           Snohomish County Public Utility 001 Systems Notes, 5.00% due 12/1/2005              A1/SP1+          533,695
750,000           Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)         Aaa/AAA          851,138
1,350,000         University of Washington Revenue Refunding, 5.25% due 8/15/2009 (University of      Aaa/AAA          1,522,922
                  Washington Medical Center Project; Insured: MBIA)
2,690,000         Washington Health Care Facilities, 5.50% due 12/1/2010 (Insured: MBIA)              Aaa/AAA          3,031,710
1,735,000         Washington Health Care Facilities, 6.00% due 12/1/2014 (Insured: MBIA)              Aaa/AAA          2,000,490
1,945,000         Washington Health Care Facilities, 6.00% due 12/1/2015 (Insured: MBIA)              Aaa/AAA          2,242,624
1,500,000         Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)   Aaa/AAA          1,779,090
1,025,000         Washington Health Care Facilities Sea Mar Community Health Center, 5.60% due        Aa3/NR           1,091,748
                  1/1/2018 (LOC: U.S. Bancorp)
500,000           Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project;     NR/AA            549,975
                  Insured: Radian)
1,000,000         Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project;    NR/AA            1,081,430
                  Insured: Radian)
1,000,000         Washington Public Power Supply Capital Appreciation Refunding Series B, 0% due      Aa1/AA-          733,940
                  7/1/2011
3,030,000         Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured:     Aaa/AAA          3,310,305
                  FSA)
960,000           Washington Public Power Supply System, 0% due 7/1/2010 (Project 3)                  Aa1/AA-          747,485
1,000,000         Washington State Multi Family Mortgage Revenue, 6.30% due 1/1/2021 (LOC: U.S.       NR/AA-           1,087,040
                  Bank N.A.)
Wisconsin         (0.70%)
115,000           Bass Lake PCRB, 6.50% due 4/1/2005 (Johnson Timber Corp. Project; SBA Guaranty)     NR/NR            115,213
1,000,000         Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River         NR/AA            1,079,900
                  Memorial Hospital Inc. Project; Insured: Radian)
2,000,000         Wisconsin Housing & Economic Development Housing Series A, 5.875% due 11/1/2016     Aaa/AAA          2,129,380
                  (Insured: AMBAC)
Other             (0.50%)
                  Steventon Parsonage LLC, (83.33% of members interest) (b)                           NR/NR            2,250,000

                  TOTAL INVESTMENTS  (100%) (Cost $435,056,913)                                                    $ 463,680,683

+        Credit ratings are unaudited.
*        Escrowed to maturity
(a) Bond in default, non income-producing security.
(b) Non income-producing security.
See notes to financial statements.


Report of Independent Auditors

Thornburg Intermediate Municipal Fund


Report of Independent Auditors

Thornburg Intermediate Municipal Fund

To the Trustees and Class I Shareholders of
Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, New York
November 7, 2003

Index Comparisons

Thornburg Intermediate Municipal Fund

September 30, 2003

Index Comparison
Compares performance of Intermediate Municipal Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, for periods ending September 30, 2003. On September 30, 2003, the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 8.5 years, respectively. Class I shares became available on July 5, 1996. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg Intermediate Municipal Fund Class I Total Returns, Since July 30, 1996, versus Merrill Lynch 7-12 Year
Municipal Index and Consumer Price Index (CPI)

ML Muni 7-12 yrs
 Fund A Shares
 CPI

Class I Shares
Average Annual Total Returns
(periods ending 9/30/03)

One year:                     3.49%
Five years:                   4.57%
Since inception: (7/5/96):    5.58%

The Merrill Lynch 7-12 Year Municipal Bond Index representing a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.



TRUSTEES and Officers

Thornburg Intermediate Municipal Fund

Name, Address         Position(s)       Term of      Principal                                Number of         Other
and Age (1)           Held with         Office       Occupation(s)                            Portfolios        Directorships
                      Fund (2)          and          During Past                              in Fund           Held by
                                        Length of    5 Years                                  Complex           Trustee or
                                        Time                                                  Overseen          Nominee for
                                        Served                                                by Trustee (2)    Trustee

Interested Trustees

Garrett               Chairman          Trustee      CEO, Chairman and controlling            Twelve            Director of
Thornburg,            of Trustees (3)   Since        shareholder of Thornburg                                   Thornburg Mortgage,
57                                      1987 (4)     Investment Management, Inc.                                Inc. (real estate
                                                     (investment adviser) and                                   investment trust)
                                                     Thornburg Securities
                                                     Corporation (securities dealer);
                                                     Chairman of Thornburg Limited
                                                     Term Municipal Fund, Inc.
                                                     (registered investment company);
                                                     CEO and Chairman of Thornburg
                                                     Mortgage, Inc. (real estate
                                                     investment trust); Chairman
                                                     of Thornburg Mortgage
                                                     Advisory Corporation (investment
                                                     manager to Thornburg Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee        President and Managing Director           Ten               None
47                  President (5)     Since          of Thornburg Investment
                                      2001;          Management, Inc.; President
                                      President      of Thornburg Limited Term
                                      Since 1997     Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee        Principal in Ater & Ater                  Ten               Director of
58                                    since          Associates, Santa Fe, New                                   Thornburg
                                      1994 (4)       Mexico (developer, planner                                  Mortgage, Inc.
                                                     and broker of residential and                               (real estate
                                                     commercial real estate); owner,                             investment trust)
                                                     developer and broker for
                                                     various real estate projects.

David D. Chase,     Trustee           Trustee        Chairman, President, CEO,                 Twelve            Director of
62                                    since          and General Partner of Vestor                               Thornburg
                                      2001 (4)       Partners, LP, Santa Fe, NM                                  Limited Term
                                                     (private equity fund); Chairman                             Municipal Fund,
                                                     and CEO of Vestor Holdings,                                 Inc.
                                                     Inc., Santa Fe, NM (merchant
                                                     bank).

Forrest S. Smith,   Trustee           Trustee        Trust and estate attorney in private      Ten               None
73                                    since          practice and shareholder, Catron, Catron
                                      1987 (4)       & Pottow, Santa Fe, NM (law firm).

James W. Weyhrauch, Trustee           Trustee        CEO and Vice Chairman,                    Ten               None
44                                    since          Nambe Mills, Inc., Santa Fe,
                                      1996 (4)       NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary         Secretary      Vice President, Secretary and             Not applicable    Not applicable
56                                    Since 1987     Managing Director, Thornburg
                                      (6)            Investment Management, Inc.;
                                                     Secretary, Thornburg Limited Term
                                                     Municipal Fund, Inc.; Secretary,
                                                     Thornburg Securities Corporation;
                                                     Vice President, Daily Tax Free
                                                     Income Fund, Inc. (registered
                                                     investment company).

Steven J. Bohlin,   Vice President,   Vice           Vice President and Managing               Not applicable    Not applicable
44                  Treasurer         President      Director of Thornburg Investment
                                      Since 1987;    Management, Inc.; Vice President
                                      Treasurer      of Thornburg Limited Term
                                      Since 1989     Municipal Fund, Inc.
                                      (6)

George Strickland,  Vice President    Vice           Vice President and Managing               Not applicable    Not applicable
40                                    President      Director of Thornburg Investment
                                      Since 1996     Management, Inc.; Vice President (and
                                      6)             Treasurer since 2003) of Thornburg Ltd
                                                     Term Municipal Fund, Inc.

William V. Fries,   Vice President    Vice           Managing Director of                      Not applicable   Not applicable
64                                    President      Thornburg Investment
                                      Since 1995     Management, Inc.
                                      (6)

Leigh Moiola,       Vice President    Vice           Vice President and Managing               Not applicable   Not applicable
36                                    President      Director of Thornburg Investment
                                      Since 2001     Management, Inc.; Vice President
                                      (6)            of Thornburg Limited Term
                                                     Municipal Fund, Inc. since 1999.

Kenneth Ziesenheim, Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
49                                    President      Investment Management, Inc.;
                                      Since 1995     President of Thornburg Securities
                                      (6)            Corporation; Vice President
                                                     of Thornburg Limited Term
                                                     Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
33                                    President      Investment Management, Inc.
                                      Since 2001     since 2000; Portfolio Manager,
                                      (6)            Insight Capital Research &
                                                     Management, Inc., Walnut Creek,
                                                     California 1995-2000.

Wendy Trevisani,    Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
32                                    President      Management, Inc. since 1999 and
                                      Since 1999     Vice President since 1999; Sales
                                      (6)            Representative, Salomon Smith
                                                     Barney 1996-1999.

Joshua Gonze,       Vice President    Vice           Associate (and Vice President             Not applicable   Not applicable
40                                    President      since 1999) of Thornburg
                                      Since 1999     Investment Management, Inc.;
                                      (6)            Vice President of Thornburg
                                                     Limited Term Municipal Fund, Inc.
                                                     since 2001.

Brad Kinkelaar,     Vice President    Vice           Associate Portfolio Manager of            Not applicable   Not applicable
35                                    President      Thornburg Investment Management,
                                      Since 1999     Inc. since 1999; Equity Investment
                                      (6)            Analyst, State Farm Insurance
                                                     Companies 1996-1999.

Kerry D. Lee,       Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
36                                    President      Management, Inc.; Vice President
                                      Since 1999     of Thornburg Limited Term
                                      (6)            Municipal Fund, Inc. since 1999.

Chris Ihlefeld,     Vice President    Vice           Vice President of Thornburg               Not applicable    Not applicable
33                                    President      Investment Management, Inc.;
                                      Since 2003     Vice President of Limited Term
                                      (4)            Municipal Fund, Inc. since 2003.

Leon Sandersfeld,   Vice President    Vice           Associate of Thornburg Investment         Not applicable    Not applicable
37                                    President      Management, Inc. since 2002;
                                      Since 2003     Senior Staff Accountant,
                                      (6)            Farm Bureau Life Insurance Co.
                                                     1998-2002.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2) The Fund is one of ten separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has ten active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment to the ten active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distribut or of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.

(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling
         1-800-847-0200.


PORTFOLIO PROXY VOTING

Policies and Procedures (Unaudited):

The Trust has delegated to Thornburg Investment Management, Inc. ("the Advisor") voting decisions respecting proxies for the Fund's voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1.800.847.0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Commencing November 30, 2004, information regarding how proxies were voted will be available on or before November 30 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

Thornburg INTERMEDIATE municipal fund national portfolio I shares Outperformed Tax-Free Money Market Funds
(Unaudited)

Investors sometimes ask us to compare Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment 9/30/93 through 9/30/03 (after sales charges and fund expenses)

Lipper Tax-free Money
Market Fund Average                         $2,933

Thornburg Intermediate
Municipal Fund Nat'l Portfolio              $6,658

The chart above is for the Fund's Class I Shares. Class I Shares have different sales charges and expenses than Class A and Class C shares of the Fund. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, three years, five years, ten years, and since inception for Class I shares of the Fund.
*Prior to 7/5/96 the illustration includes actual returns of the Class A shares adjusted for the lower Institutional expenses.

Note 1: Future increases, if any,
of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for tax-exempt money funds as sourced from the " Lipper Tax-free Money Market Average" for the months covered by this analysis. The increase for the Class I Shares of Intermediate Municipal Fund - National Portfolio is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $13.47 per share and the ending NAV at $13.54 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above.

Note 2: This analysis does not take into account the effect, if any, caused by state and local income taxes. The portion of the increase, if any, of Intermediate Municipal Fund representing appreciation of the share price is assumed to be taxed at a 15% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in this money fund average.

Note 3:
Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Intermediate Municipal Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class I Shares of THMIX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. Intermediate Municipal Fund also declares dividends daily and pays them monthly.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.



Thornburg Value Fund

Annual Report
September 30, 2003

Letter to shareholders

Thornburg Value Fund

October 16, 2003


William V. Fries, CFA
Portfolio Manager

Dear fellow shareholder:

It is my pleasure to report on the results of your investment in the Thornburg Value Fund for the fiscal year ended September 30, 2003. It was a good year. Investment performance exceeded that of the benchmark and likely exceeded the expectations of many investors, given the poor investment psychology in place at this time one year ago. The table below shows total return figures for the Thornburg Value Fund A, B, and C share classes for the year to date and the year ended September 30, 2003. The table also includes results for the three-year, five-year, and since-inception periods. Note that these returns are for investors who held shares for the entire periods shown, with the assumption that all dividends were reinvested in additional shares.

Total return performance as of 9/30/03


                                        A Shares
                                                                 Since
                            YTD     1 Year   3 Years  5 Years  Inception
Net Asset Value            21.96%   27.02%   (6.67)%   7.61%    13.20%
Max. Offering Price        16.46%   21.28%   (8.08)%   6.62%    12.55%

                                       B SHARES
                                                         Since
                            YTD     1 Year   3 Years   Inception
Net Asset Value            21.17%   25.96%   (7.47)%  (6.38)%

Max. Offering Price        16.17%   20.96%    (8.56)%  (7.33)%


                                       C SHARES
                                                                    Since
                            YTD     1 Year   3 Years   5 Years    Inception
Net Asset Value            21.23%   25.98%   (7.41)%     6.75%     12.31%

Max. Offering Price        20.23%   24.98%   (7.41)%     6.75%     12.31%


Total returns for periods greater than one year are annualized averages. Past performance cannot guarantee future results. Inception of Class A and C shares: 10/02/95. Inception of Class B shares: 4/03/00.

The favorable result for
the year was not achieved without our enduring considerable volatility and angst along the way. Doubts about economic recovery, terrorist attacks, the war in Iraq, and SARS were among factors that held down stock prices through March. The success of our military effort in Iraq sparked a relief rally that extended through much of the rest of the Fund's fiscal year, which ends on September 30. Underpinning the return of confidence was continued economic improvement and its impact on the outlook for corporate profits. This continued improvement in investment fundamentals is reflected in the table below, which compares the revenue, profit margins, and valuations seen today with the same measures of a year ago -- for a number of equity indices as well as for your Value Fund.


Comparative Attributes
                            P/E              Revenue,       Earnings Latest     P/S             Revenue,            P/E to
                          Latest     P/E   Last Quarter vs.  Quarter vs.       Latest     Five-Year Historical      10-Year
                     Four Quarters  2003    Year Ago          Year Ago      Four Quarters     Growth Rate           Average

Thornburg Value Fund       19.0     16.8     +13.9%            +19%            1.33              +14%                0.5

S&P 500 Index              19.7     18.5     +12.1%            +10%            1.48              +9%                 0.7
Russell 1000 Value Index   16.4     15.2     +11.6%            +14%            1.09              +9%                 0.7
Russell 1000 Growth Index  25.1     23.3     +14.9%            +16%            2.25             +11%                 0.7

The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market. Russell 1000 Value Index measures performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Growth Index measures performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains. Investors may not make direct investments into an index.

New Holdings For the Year

Alliance Capital Management Holdings  LP     American Greetings Corp.
Boston Properties Inc.                       Chubb Corp.
Circuit City Stores Inc.                     Citigroup Inc.
Deere & Co.                                  Delta Air Lines Inc.
Dominion Resources Inc.                      DoubleClick Inc.
Eclipsys Corp.                               El Paso Corp.
Electronic Arts                              Federal Home Loan Mortgage Corp.
Federal National Mortgage Assoc.             General Electric
GM Hughes                                    Hewlett-Packard Co.
Hyundai Motor Co.                            InterActiveCorp.
Kimberly-Clark Corp.                         Level 3 Communications Inc.,
Lincoln National Corp.                       Nextel Communications Inc.
Progress Energy Inc.                         Quest Diagnostics
St. Paul COS Inc.                            Target Corp.
Texas Instruments Inc.                       Wells Fargo & Co.

As of 9/30/03

The table above lists equity holdings purchased during the year. For a commentary on each holding in the portfolio, please go to www.thornburg.com and click on Mutual Funds, followed by a click on Value Fund Holdings Commentary.


This was a year in which patience and conviction paid off. Many of the best performing stocks for the year were issues that performed poorly last year, even though business execution was sound and valuation reasonable. Among the best of such performers were Genzyme Corp. (GENX), E*Trade Financial Corp. (ET), Caremark RX Inc. (CMX), The
Bank of New York Inc. (BK), Lowe's Companies Inc. (LOW), Best Buy Co Inc.
(BBY), and MBNA Corp. (KRB). The latter two reached target prices and are no longer in the portfolio. New holdings that performed particularly well were: InterActive Corp (IACI), Electronic
Arts Inc. (ERTS), and Amdocs Ltd. (DOX). Amdocs was sold after quickly reaching its target price. Few stocks did not rise during the year. Performance was not only achieved in stocks; an unusual opportunity in deeply depressed Level Three (LVLT) and E-Trade bonds also contributed to performance.

The impact of both security and market-value changes is reflected in the sector weightings table below.

Top Industries

9/30/03
Diversified Financials     13.2%
Banks                      10.7%
Media                       8.8%
Energy                      8.4%
Retailing                   7.4%

9/30/02
Healthcare & Services      16.8%
Banks                      16.7%
Diversified Financials      8.9%
Software & Services         8.2%
Media/Entertainment         7.5%

Percentages and holdings can and do vary over time.

We appear to be at a critical juncture in both economic development and equity market performance. Expectations are for continued growth of the U. S. economy with the potential for earnings surprises on the upside. Corporate earnings are improving from cost cutting and spending discipline over the past couple of years. The general consensus is that GDP will rise over 4% this year with successful holiday spending triggering expanding reorders in the consumer channel next year. With this sound economic underpinning, the S&P 500 Index weighted average earnings for the year ahead will likely approach $60 per share, making the earnings multiple on the market below 17 times, a healthy but not unreasonable level given the expected sustained low interest rate levels.

During the second quarter of the calendar year, Congress passed tax legislation establishing a maximum 15% tax rate on both dividends and long-term capital gains. The new rate, in our view, enhances the value of stocks with above-average dividend yields. New additions to the portfolio have taken this into consideration.

The recent focus on the value of the dollar compared with the value of other developed-world currencies created additional uncertainty to be digested by the markets. In mid-September, the economic ministers of the major industrialized nations-- known as the Group of Eight-- met in Dubai. Their jointly issued communique has roiled currency markets since. Essentially, the communique encouraged flexible exchange rate policies and has been interpreted as pointing to a weak currency posture for the U. S. Dollar.
Foreign investors viewed this as a negative development. This is a potentially positive for the U.S. industrial sector, if it proves stimulative to U.S. exports. Interestingly, this influence could be as important a stimulant for the economy as is capital spending.
Economies outside the U.S. may ultimately experience some benefit-- related to increased demand from the U.S.-- from both consumer and business suppliers.

Much of the stock gains realized since the bottom of the market last year reflect a return of confidence. Gains from this point forward will likely require earnings improvement or the reinforced perception that companies are enjoying accelerating profits with the expansion. The current period seems crucial in this regard. Our recent stock purchase activity has been focused on this improving potential. The effect of such recent portfolio changes is reflected in the table to the right, which compares economic sector exposure with that of one year ago.

Diversified financials and banks remain the largest sector exposures, although those levels are now down to 23.9% compared with 25.6% at the last fiscal year-end. The largest drop in exposure was in the food and beverages sector, which is no longer a component of the portfolio. New holdings such as Target Corp. (TGT) and Circuit City Stores Inc. (CC) are responsible for the increase in retailing. El Paso Corp. (EP) and Marathon Oil Corp. (MRO) are responsible for the increase in the energy sector.

Thank you for investing with us, and for your trust and confidence.

Sincerely,

William V. Fries, CFA
Portfolio Manager

Statement of assets and liabilities

Thornburg Value Fund

September 30, 2003

ASSETS
Investments at value (cost $1,631,265,693) ..................   $ 1,781,223,696
Cash ........................................................           292,366
Cash denominated in foreign currency (cost $84,370) .........           100,954
Receivable for fund shares sold .............................         5,804,627
Dividends receivable ........................................         2,255,504
Interest receivable .........................................         2,028,338
Prepaid expenses and other assets ...........................            50,641

                  Total Assets ..............................     1,791,756,126

LIABILITIES
Payable for securities purchased ............................         1,606,908
Payable for fund shares redeemed ............................         2,048,642
Payable to investment advisor (Note 3) ......................         1,374,670
Accounts payable and accrued expenses .......................         1,295,162

                  Total Liabilities .........................         6,325,382

NET ASSETS ..................................................   $ 1,785,430,744

NET ASSETS CONSIST OF:
         Undistributed net investment income (loss) .........   $      (269,729)
         Net unrealized appreciation (depreciation) .........       149,983,783
         Accumulated net realized gain (loss) ...............      (416,964,605)
         Net capital paid in on shares of beneficial interest     2,052,681,295

                                                                $ 1,785,430,744
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
         ($994,042,973 applicable to 37,808,973 shares of beneficial
         interest outstanding - Note 4)                          $        26.29

Maximum sales charge, 4.50% of offering price                              1.24
Maximum Offering Price Per Share                                 $        27.53

Class B Shares:
Net asset value and offering price per share *
         ($89,661,165 applicable to 3,520,814 shares of beneficial
          interest outstanding - Note 4)                          $       25.47

Class C Shares:
Net asset value and offering price per share *
         ($441,102,607 applicable to 17,160,773 shares of beneficial
          interest outstanding - Note 4)                          $       25.70

Class I Shares:
Net asset value, offering and redemption price per share
         ($260,623,923 applicable to 9,781,718 shares of beneficial
         interest outstanding - Note 4)                           $       26.64

Class R-1 Shares:
Net asset value, offering and redemption price per share
         ($76 applicable to 3 shares of beneficial interest
         outstanding - Note 4)                                   $        26.27

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of Operations

Thornburg Value Fund

Year Ended September 30, 2003

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $465,477) ...    $ 25,997,679
Interest income ...............................................       6,390,207
Other income ..................................................          53,104

                  Total Income ................................      32,440,990

EXPENSES
Investment advisory fees (Note 3) .............................      12,765,430
Administration fees (Note 3)
         Class A Shares .......................................       1,068,806
         Class B Shares .......................................          98,459
         Class C Shares .......................................         492,470
         Class I Shares .......................................         114,279
Distribution and service fees (Note 3)
         Class A Shares .......................................       2,137,612
         Class B Shares .......................................         787,672
         Class C Shares .......................................       3,939,763
Transfer agent fees
         Class A Shares .......................................       1,411,943
         Class B Shares .......................................         219,086
         Class C Shares .......................................         891,694
         Class I Shares .......................................         183,620
         Class R-1 Shares .....................................           2,530
Registration & filing fees
         Class A Shares .......................................          23,409
         Class B Shares .......................................          18,147
         Class C Shares .......................................          19,892
         Class I Shares .......................................          21,173
         Class R-1 Shares .....................................           3,918
Custodian fees (Note 3) .......................................         456,521
Professional fees .............................................          97,148
Accounting fees ...............................................         116,345
Trustee fees ..................................................          33,650
Other expenses ................................................         356,324

                  Total Expenses ..............................      25,259,891

Less:
         Expenses reimbursed by investment advisor (Note 3) ...        (105,321)
         Fees paid indirectly (Note 3) ........................         (27,051)

                  Net Expenses ................................      25,127,519

                  Net Investment Income .......................    $  7,313,471






REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
         Investments ............................................ $ (71,174,166)
         Foreign currency transactions ..........................      (295,300)

                                                                    (71,469,466)

Net change in unrealized appreciation (depreciation) on:
         Investments ............................................   418,730,865
         Foreign currency translation ...........................        (9,808)

                                                                    418,721,057
                  Net Realized and Unrealized
                           Gain (Loss) on Investments ...........   347,251,591

                  Net Increase (Decrease) in Net Assets Resulting
                           From Operations ...................... $ 354,565,062

See notes to financial statements.

Statements of Changes in net assets

Thornburg Value Fund

                                                                     Year Ended           Year Ended
                                                                  September 30, 2003  September 30, 2002

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss) ..................................... $     7,313,471    $    (3,121,090)
Net realized gain (loss) on investments and foreign currency
   transactions ..................................................     (71,469,466)      (153,205,277)
Increase (Decrease) in unrealized appreciation (depreciation )
   on investments and foreign currency translation ...............     418,721,057       (262,639,298)

                  Net Increase (Decrease) in Net Assets
                           Resulting from Operations .............     354,565,062       (418,965,665)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ..........................................        (608,906)                 0
         Class I Shares ..........................................        (313,321)                 0

From return of capital
         Class A Shares ..........................................        (841,616)                 0
         Class I Shares ..........................................        (433,066)                 0
FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares ..........................................      (9,595,663)       (38,845,888)
         Class B Shares ..........................................       1,176,900         22,255,483
         Class C Shares ..........................................     (15,910,000)        37,096,207
         Class I Shares ..........................................       1,829,284        (24,282,587)
         Class R-1 Shares ........................................              75                  0

                  Net Increase (Decrease) in Net Assets ..........     329,868,749       (422,742,450)

NET ASSETS:
         Beginning of year .......................................   1,455,561,995      1,878,304,445

         End of year ............................................. $ 1,785,430,744    $ 1,455,561,995


See notes to financial statements.


Notes to financial statements

Thornburg Value Fund

September 30, 2003

NOTE 1 - ORGANIZATION
Thornburg Value Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I) and Retirement Class (Class R-1) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R-1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2003, these fees were payable at annual rates ranging from ..875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $5,227 for Class B shares, $93,646 for Class I shares, and $6,448 for Class R-1 shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the distributor of the Fund's shares. For the year ended September 30, 2003, the Distributor has advised the Fund that it earned net commissions aggregating $120,158 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $41,281 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund's Class B, Class C, and Class R-1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R-1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class B, Class C, and Class R-1 shares. Total fees incurred by each class of shares of the Fund under its respective service and distribution Plans for the year ended September 30, 2003 are set forth in the statement of operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the year ended September 30, 2003, the fees paid indirectly were $27,051.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE 4 - SHARES OF BENEFICIAL INTEREST
At September 30, 2003 there were an unlimited number of shares of beneficial interest authorized. Sales of Class R-1 shares commenced July 1, 2003.
Transactions in shares of beneficial interest were as follows:

                                            Year Ended                        Year Ended
                                        September 30, 2003                September 30, 2002
                                       Shares          Amount            Shares         Amount
Class A Shares
Shares sold ....................      10,779,879    $ 260,163,852       13,744,557    $ 368,049,226
Shares issued to shareholders in          51,321        1,323,066             --               --
   reinvestment of dividends
Shares repurchased .............     (12,057,032)    (271,082,581)     (16,133,923)    (406,895,114)

Net Increase (Decrease) ........      (1,225,832)   $  (9,595,663)      (2,389,366)   $ (38,845,888)

Class B Shares
Shares sold ....................         513,612    $  11,953,625        1,246,761    $  32,891,503
Shares repurchased .............        (487,795)     (10,776,725)        (435,642)     (10,636,020)

Net Increase (Decrease) ........          25,817    $   1,176,900          811,119    $  22,255,483

Class C Shares
Shares sold ....................       2,810,602    $  66,343,222        5,150,507    $ 135,528,095
Shares repurchased .............      (3,690,038)     (82,253,222)      (4,045,522)     (98,431,888)

Net Increase (Decrease) ........        (879,436)   $ (15,910,000)       1,104,985    $  37,096,207

Class I Shares
Shares sold ....................       3,982,384    $  94,533,465        4,477,126    $ 121,351,695
Shares issued to shareholders in          23,269          607,316             --               --
   reinvestment of dividends
Shares repurchased .............      (4,135,473)     (93,311,497)      (5,787,362)    (145,634,282)

Net Increase (Decrease) ........        (129,820)   $   1,829,284       (1,310,236)   $ (24,282,587)

Class R-1 Shares
Shares sold ....................               3    $          75             --      $        --
Shares repurchased .............              --               --             --               --

Net Increase (Decrease) ........               3    $          75             --      $        --


NOTE 5 - SECURITIES TRANSACTIONS
For the year ended September 30, 2003 the Fund had purchase and sale transactions of investment securities excluding short-term securities of $1,264,330,506 and $1,269,238,840, respectively.

NOTE 6 - INCOME TAXES
At September 30, 2003, information on the tax components of capital is as follows:
Cost of investments for tax purpose $       1,631,265,693

Gross tax unrealized appreciation   $         234,997,864
Gross tax unrealized depreciation             (85,039,861)
Net tax unrealized appreciation
   (depreciation) on investments    $         149,958,003


At September 30, 2003, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
         2009     $         11,324,648
         2010              188,545,264
         2011              174,918,826
                  $        374,788,738


At September 30, 2003, the Fund had deferred currency and capital losses occurring subsequent to October 31, 2002 of $269,729 and $42,175,867, respectively. For tax purposes, such losses will be reflected in the year ended September 30, 2004.

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

The character of distributions paid during the years ended September 30, 2003 and September 30, 2002, was as follows:

Distribution from:         2003             2002
Ordinary income        $   922,227  $       - 0 -
Return of Capital        1,274,682          - 0 -
Total Distribution     $ 2,196,909  $       - 0 -


Financial highlights

Thornburg Value Fund

                                                                                    Year Ended September 30,

                                                             2003         2002          2001         2000          1999
Class A Shares:
Per Share Performance
(for a share outstanding throughout the year)+

Net asset value, beginning of year ...................   $   20.73  $     26.04  $      32.98  $       26.20  $     19.48

Income from investment operations:
    Net investment income (loss) .....................        0.15         0.00 (c)      0.02           0.74         0.16
    Net realized and unrealized
      gain (loss) on investments .....................        5.45        (5.31)        (6.38)          7.29         6.76

Total from investment operations .....................        5.60        (5.31)        (6.36)          8.03         6.92
Less dividends from:
    Net investment income ............................       (0.02)         --          (0.25)         (0.86)       (0.20)
    Net realized gains ...............................         --           --          (0.25)         (0.39)         --
    Return of Capital ................................       (0.02)         --          (0.08)           --           --

Total dividends ......................................       (0.04)         --          (0.58)         (1.25)       (0.20)

Change in net asset value ............................        5.56        (5.31)        (6.94)          6.78         6.72

Net asset value, end of year .........................   $   26.29  $     20.73  $      26.04  $       32.98  $     26.20

Total return (a) .....................................       27.02%      (20.39)%      (19.59)%        30.68%       35.50%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income (loss) .....................        0.66%        0.00%(b)      0.07%          2.31%        0.62%
    Expenses, after expense reductions ...............        1.43%        1.40%         1.37%          1.38%        1.44%
    Expenses, after expense reductions
      and net of custody credits .....................        1.43%        1.40%          --             --           --
    Expenses, before expense reductions ..............        1.43%        1.40%         1.38%          1.38%        1.44%

Portfolio turnover rate ..............................       82.89%       76.37%        71.81%         72.35%       62.71%

Net assets at end of year (000) ......................   $  994,043  $   809,229  $  1,078,582 $     873,433  $    360,966

(a) Sales loads are not reflected in computing total return.
(b) The ratio of net investment loss to average net assets is less than 0.01%.
(c) Net investment loss per share is less than 0.01.
+ Based on weighted average shares outstanding.


                                                                          Year Ended September 30,      Period Ended
                                                                                                         September 30,
                                                               2003           2002            2001         2000 (a)
Class B Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .................   $       20.22  $       25.61  $       32.63  $       33.22

Income from investment operations:
    Net investment income (loss) .....................           (0.05)         (0.22)         (0.24)           --
    Net realized and unrealized
      gain (loss) on investments .....................            5.30          (5.17)         (6.31)          0.09

Total from investment operations .....................            5.25          (5.39)         (6.55)          0.09
Less dividends from:
    Net investment income ............................            --             --            (0.19)         (0.68)
    Net realized gains ...............................            --             --            (0.25)           --
    Return of Capital ................................            --             --            (0.03)           --

Total dividends ......................................            --             --             (0.47)         (0.68)

Change in net asset value ............................            5.25          (5.39)         (7.02)         (0.59)

Net asset value, end of period .......................   $       25.47  $       20.22  $       25.61  $       32.63

Total return (c) .....................................           25.96%        (21.05)%       (20.35)%         0.25%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income (loss) .....................           (0.22)%        (0.85)%        (0.83)%         0.02% (b)
    Expenses, after expense reductions ...............            2.31%          2.25%           2.27%         2.38% (b)
    Expenses, after expense reductions
      and net of custody credits .....................            2.31%          2.25%            --             --
    Expenses, before expense reductions ..............            2.32%          2.25%           2.30%         2.43% (b)

Portfolio turnover rate ..............................           82.89%         76.37%          71.81%         72.35%

Net assets at end of period (000) ...................   $       89,661  $      70,682  $       68,740  $      17,945

(a) Effective date of Class B Shares was April 3, 2000.
(b) Annualized.
(c) Total return is not annualized for periods less than one year. + Based on weighted average shares outstanding.


                                                                                  Year Ended September 30,

                                                                2003           2002        2001        2000          1999
Class C Shares:
Per Share Performance
(for a share outstanding throughout the year)+

Net asset value, beginning of year ...................   $        20.40  $        25.82  $   32.80  $   26.08  $        19.45

Income from investment operations:
    Net investment income (loss) .....................            (0.04)          (0.20)     (0.22)      0.49           (0.01)
    Net realized and unrealized
      gain (loss) on investments .....................             5.34           (5.22)     (6.34)      7.23            6.71

Total from investment operations .....................             5.30           (5.42)     (6.56)      7.72            6.70
Less dividends from:
    Net investment income ............................             --              --        (0.16)     (0.61)          (0.07)
    Net realized gains ...............................             --              --        (0.25)     (0.39)            --
    Return of Capital ................................             --              --        (0.01)       --              --

Total dividends ......................................             --              --        (0.42)     (1.00)          (0.07)

Change in net asset value ............................             5.30           (5.42)     (6.98)      6.72            6.63

Net asset value, end of year .........................   $        25.70  $        20.40  $   25.82  $   32.80  $        26.08

Total return .........................................            25.98%         (20.99)%   (20.24)%    29.90%          34.45%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income (loss) .....................            (0.16)%         (0.77)%    (0.74)%     1.53%          (0.17)%
    Expenses, after expense reductions ...............             2.25%           2.17%      2.18%      2.16%           2.23%
    Expenses, after expense reductions
      and net of custody credits .....................             2.25%           2.17%       --         --              --
    Expenses, before expense reductions ..............             2.25%           2.17%      2.19%      2.17%           2.23%

Portfolio turnover rate ..............................            82.89%          76.37%     71.81%     72.35%          62.71%

Net assets at end of year (000) .....................    $       441,103 $       368,038  $ 437,199  $ 361,447   $     133,934

+ Based on weighted average shares outstanding.


                                                                              Year Ended September 30,           Period Ended
                                                                                                                 September 30,
                                                                 2003           2002        2001      2000          1999 (b)
Class I Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .................   $        20.95  $        26.18  $   33.09  $   26.26  $        21.78

Income from investment operations:
    Net investment income ............................             0.26            0.11       0.14       0.91            0.25
    Net realized and unrealized
      gain (loss) on investments .....................             5.51           (5.34)     (6.42)      7.25            4.48

Total from investment operations .....................             5.77           (5.23)     (6.28)      8.16            4.73
Less dividends from:
    Net investment income ............................            (0.03)           --        (0.28)     (0.94)          (0.25)
    Net realized gains ...............................              --             --        (0.25)     (0.39)            --
    Return of Capital ................................            (0.05)           --        (0.10)       --              --

Total dividends ......................................            (0.08)           --        (0.63)     (1.33)          (0.25)

Change in net asset value ............................             5.69           (5.23)     (6.91)      6.83            4.48

Net asset value, end of period .......................   $        26.64  $        20.95  $   26.18  $   33.09  $        26.26

Total return (c) .....................................            27.55%         (19.98)%   (19.29)%    31.44%          21.70%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ............................             1.10%           0.42%      0.45%      2.82%           1.14% (a)
    Expenses, after expense reductions ...............             0.99%           0.98%      0.99%      0.99%           1.00%
(a)
    Expenses, after expense reductions
      and net of custody credits .....................             0.99%           0.98%       --         --              --
    Expenses, before expense reductions ..............             1.03%           0.99%      1.01%      1.00%           1.13%
(a)

Portfolio turnover rate ..............................            82.89%          76.37%     71.81%     72.35%          62.71%

Net assets at end of period (000) ...................    $       260,624  $      207,613  $ 293,784  $ 242,974     $    52,357

(a) Annualized.
(b) Effective date of Class I Shares was November 2, 1998.
(c) Total return is not annualized for periods less than one year. + Based on weighted average shares outstanding. `


                                                               Period Ended
                                                               September 30,
                                                                 2003(c)
Class R-1 Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period .....................   $       25.83

Income from investment operations:
    Net investment income ................................            0.03
    Net realized and unrealized
      gain (loss) on investments .........................            0.41

Total from investment operations 0.44 Less dividends from:
    Net investment income ................................             --

Change in net asset value ................................            0.44

Net asset value, end of period ...........................   $       26.27

Total return (a) .........................................            1.70%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ................................            0.48%(b)
    Expenses, after expense reductions ...................            1.45%(b)
    Expenses, after expense reductions
      and net of custody credits .........................            1.45%(b)
    Expenses, before expense reductions ..................       44,445.63%(b)*

Portfolio turnover rate ..................................           82.89%

Net assets at end of period (000) ........................   $        0 (d)

(a) Total return is not annualized for periods less than one year.
(b) Annualized.
(c) Effective date of Class R-1 Shares was July 1, 2003.
(d) Net assets at end of year were less than $1,000.
 * Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

Schedule of investments

Thornburg Value Fund

September 30, 2003

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715,
        CLASS I - 885-215-632, CLASS R-1 - 885-215-533
NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX,
                CLASS I - TVIFX, CLASS R-1 - TVRFX

                                                          Shares       Value

COMMON STOCKS - 94.60%

AUTOMOBILES & COMPONENTS (2.00%)
Hyundai Motor Co. ................................     1,209,000   $34,793,636

BANKS (10.70%)
Bank of Ireland ..................................     4,257,600    51,097,828
The Bank of New York Co. Inc. ....................     1,419,900    41,333,289
SouthTrust Corp. .................................       793,885    23,332,280
Washington Mutual Inc. ...........................       815,900    32,121,983
Wells Fargo & Co. ................................       835,400    43,023,100

CAPITAL GOODS (2.00%)
Deere & Co. ......................................       680,800    36,293,448

COMMERCIAL SERVICES & SUPPLIES (2.60%)
First Data Corp. .................................     1,172,200    46,841,112

DIVERSIFIED FINANCIALS (12.60%)
Alliance Capital Management Holdings  LP .........       539,900    18,081,251
Citigroup Inc. ...................................     1,033,000    47,011,830
E-Trade Financial Corp. + ........................     5,328,477    49,341,697
Freddie Mac ......................................       508,800    26,635,680
Fannie Mae .......................................       677,300    47,546,460
MBIA Inc. ........................................       639,145    35,133,801

ENERGY (8.40%)
BP Amoco .........................................       720,900    30,349,890
El Paso Corp. ....................................     4,269,735    31,169,065
Marathon Oil Corp. ...............................     1,455,000    41,467,500
Unocal Corp. .....................................     1,485,000    46,807,200

HEALTHCARE EQUIPMENT & SERVICES (6.90%)
Caremark RX Inc. + ...............................     1,381,200    31,215,120
Health Management Associates .....................     2,565,640    55,956,608
Quest Diagnostics + ..............................       593,600    35,995,904

HOUSEHOLD & PERSONAL PRODUCTS (1.70%)
American Greetings Corp. + .......................       787,300    15,297,239
Kimberly-Clark Corp. .............................       306,100    15,709,052

INSURANCE (5.80%)
Chubb Corp. ......................................       569,730    36,964,083
Lincoln National Corp. ...........................       411,022    14,541,958
The St. Paul Cos .................................     1,415,100    52,401,153

MEDIA (8.80%)
AOL Time Warner Inc. + ...........................     2,533,755    38,285,038
Comcast Corp. + ..................................     1,646,000    48,622,840
Fox Entertainment Group Inc. + ...................     1,159,875    32,464,901
Hughes Electronics Corp. + .......................     2,574,300    36,838,233

PHARMACEUTICALS & BIOTECHNOLOGY (5.20%)
Genzyme Corp. + ..................................       870,300    40,251,375
Pfizer Inc. ......................................     1,706,200    51,834,356

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.10%)
Boston Properties Inc. ...........................       457,500    19,887,525

RETAILING (7.40%)
Circuit City Stores Inc. .........................     2,470,200    23,541,006
InterActiveCorp + ................................     1,205,075    39,827,729
Lowe's Companies Inc. ............................       821,000    42,609,900
Target Corp. .....................................       664,000    24,986,320

SOFTWARE & SERVICES (7.10%)
Affiliated Computer Services Inc. + ..............       622,090    30,289,562
DoubleClick Inc. + ...............................     2,244,364    24,171,800
Eclipsys Corp. + .................................     1,559,140    24,930,649
Electronic Arts Inc.+ ............................       293,900    27,106,397
Microsoft Corp. ..................................       718,100    19,955,999

TECHNOLOGY - HARDWARE & EQUIPMENT (5.40%)
Hewlett-Packard Co. ..............................     1,795,400    34,758,944
Samsung Electronics Co., Ltd. ....................       121,600    41,444,333
Texas Instruments Inc. ...........................       911,000    20,770,800

TELECOMMUNICATION SERVICES (1.80%)
Nextel Communications Inc. + .....................     1,651,800    32,523,942

UTILITIES (5.10%)
Dominion Resources Inc. ..........................       952,900    58,984,510
Progress Energy Inc. .............................       706,800    31,424,328

         TOTAL COMMON STOCKS (Cost $1,540,066,922)               1,685,972,654

                                                      Principal
                                                        Amount        Value
CORPORATE BONDS - 2.70%

TELECOMMUNICATION SERVICES (1.10%)
Level 3 Communications Inc., 9.125%, 5/1/2008        $23,400,000    19,890,000

TRANSPORTATION (1.60%)
Delta Air Lines Inc., 10.00%, 8/15/2008 .....          6,160,000     5,020,400
Delta Air Lines Inc., 7.90%, 12/15/2009 .....          5,000,000     3,712,500
Delta Air Lines Inc., 10.125%, 5/15/2010 ....          2,900,000     2,240,250
Delta Air Lines Inc., 9.75%, 5/15/2021 ......          2,000,000     1,330,000
Delta Air Lines Inc., 8.30%, 12/15/2029 .....         24,500,000    15,802,500

         TOTAL CORPORATE BONDS (Cost $47,103,194)                   47,995,650

CONVERTIBLE BONDS - 1.80%

DIVERSIFIED FINANCIALS (0.60%)
E-Trade Financial Corp., 6.00%, 2/1/2007 ....       $10,000,000    $ 9,750,000

TELECOMMUNICATION SERVICES (1.20%)
Level 3 Communications Inc., 6.00%, 9/15/2009        17,000,000     10,837,500
Level 3 Communications Inc., 6.00%, 3/15/2010        17,800,000     11,169,500

TOTAL CONVERTIBLE BONDS (Cost $28,597,185) ..                       31,757,000

COMMERCIAL PAPER - 0.90%
American General Finance, 1.10% due 10/1/2003         5,000,000      5,000,000
American General Finance, 1.10% due 10/3/2003         4,500,000      4,499,725
General Electric, 1.00% due 10/9/2003 .......         6,000,000      5,998,667

TOTAL COMMERCIAL PAPER (Cost $15,498,392) ...                       15,498,392


         TOTAL INVESTMENTS (100%) (Cost $1,631,265,693)        $ 1,781,223,696

+ Non-income producing.
See notes to financial statements.

Report of Independent auditors

Thornburg Value Fund

September 30, 2003

To the Trustees and Shareholders of
Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, New York
November 7, 2003


index comparisons

Thornburg Value Fund

September 30, 2003

Index Comparison
The charts below compare performance of Thornburg Value Fund and the Standard & Poor's 500 Index for the period October 2, 1995 to September 30, 2003. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg Value Fund Class A Total Returns, Since Inception, versus S&P 500 Index

Fund A Shares
 S&P 500 Index

Average Annual Total Returns
(periods ending 9/30/03) (at max. offering price)
A Shares
1 Year:                             21.28%
5 Year:                              6.62%
From Inception (10/2/95):           12.55%

Thornburg Value Fund Class C Total Returns, Since Inception, versus S&P 500 Index

Fund C Shares
S&P 500 Index

Average Annual Total Returns
(periods ending 9/30/03)
C Shares
1 Year:                             24.98%
5 Year:                              6.75%
From Inception (10/2/95):           12.31%



TRUSTEES and Officers

Thornburg Value Fund

Name, Address         Position(s)       Term of      Principal                                Number of         Other
and Age (1)           Held with         Office       Occupation(s)                            Portfolios        Directorships
                      Fund (2)          and          During Past                              in Fund           Held by
                                        Length of    5 Years                                  Complex           Trustee or
                                        Time                                                  Overseen          Nominee for
                                        Served                                                by Trustee (2)    Trustee

Interested Trustees

Garrett               Chairman          Trustee      CEO, Chairman and controlling            Twelve            Director of
Thornburg,            of Trustees (3)   Since        shareholder of Thornburg                                   Thornburg Mortgage,
57                                      1987 (4)     Investment Management, Inc.                                Inc. (real estate
                                                     (investment adviser) and                                   investment trust)
                                                     Thornburg Securities
                                                     Corporation (securities dealer);
                                                     Chairman of Thornburg Limited
                                                     Term Municipal Fund, Inc.
                                                     (registered investment company);
                                                     CEO and Chairman of Thornburg
                                                     Mortgage, Inc. (real estate
                                                     investment trust); Chairman
                                                     of Thornburg Mortgage
                                                     Advisory Corporation (investment
                                                     manager to Thornburg Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee        President and Managing Director           Ten               None
47                  President (5)     Since          of Thornburg Investment
                                      2001;          Management, Inc.; President
                                      President      of Thornburg Limited Term
                                      Since 1997     Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee        Principal in Ater & Ater                  Ten               Director of
58                                    since          Associates, Santa Fe, New                                   Thornburg
                                      1994 (4)       Mexico (developer, planner                                  Mortgage, Inc.
                                                     and broker of residential and                               (real estate
                                                     commercial real estate); owner,                             investment trust)
                                                     developer and broker for
                                                     various real estate projects.

David D. Chase,     Trustee           Trustee        Chairman, President, CEO,                 Twelve            Director of
62                                    since          and General Partner of Vestor                               Thornburg
                                      2001 (4)       Partners, LP, Santa Fe, NM                                  Limited Term
                                                     (private equity fund); Chairman                             Municipal Fund,
                                                     and CEO of Vestor Holdings,                                 Inc.
                                                     Inc., Santa Fe, NM (merchant
                                                     bank).

Forrest S. Smith,   Trustee           Trustee        Trust and estate attorney in private      Ten               None
73                                    since          practice and shareholder, Catron, Catron
                                      1987 (4)       & Pottow, Santa Fe, NM (law firm).

James W. Weyhrauch, Trustee           Trustee        CEO and Vice Chairman,                    Ten               None
44                                    since          Nambe Mills, Inc., Santa Fe,
                                      1996 (4)       NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary         Secretary      Vice President, Secretary and             Not applicable    Not applicable
56                                    Since 1987     Managing Director, Thornburg
                                      (6)            Investment Management, Inc.;
                                                     Secretary, Thornburg Limited Term
                                                     Municipal Fund, Inc.; Secretary,
                                                     Thornburg Securities Corporation;
                                                     Vice President, Daily Tax Free
                                                     Income Fund, Inc. (registered
                                                     investment company).

Steven J. Bohlin,   Vice President,   Vice           Vice President and Managing               Not applicable    Not applicable
44                  Treasurer         President      Director of Thornburg Investment
                                      Since 1987;    Management, Inc.; Vice President
                                      Treasurer      of Thornburg Limited Term
                                      Since 1989     Municipal Fund, Inc.
                                      (6)

George Strickland,  Vice President    Vice           Vice President and Managing               Not applicable    Not applicable
40                                    President      Director of Thornburg Investment
                                      Since 1996     Management, Inc.; Vice President (and
                                      6)             Treasurer since 2003) of Thornburg Ltd
                                                     Term Municipal Fund, Inc.

William V. Fries,   Vice President    Vice           Managing Director of                      Not applicable   Not applicable
64                                    President      Thornburg Investment
                                      Since 1995     Management, Inc.
                                      (6)

Leigh Moiola,       Vice President    Vice           Vice President and Managing               Not applicable   Not applicable
36                                    President      Director of Thornburg Investment
                                      Since 2001     Management, Inc.; Vice President
                                      (6)            of Thornburg Limited Term
                                                     Municipal Fund, Inc. since 1999.

Kenneth Ziesenheim, Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
49                                    President      Investment Management, Inc.;
                                      Since 1995     President of Thornburg Securities
                                      (6)            Corporation; Vice President
                                                     of Thornburg Limited Term
                                                     Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
33                                    President      Investment Management, Inc.
                                      Since 2001     since 2000; Portfolio Manager,
                                      (6)            Insight Capital Research &
                                                     Management, Inc., Walnut Creek,
                                                     California 1995-2000.

Wendy Trevisani,    Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
32                                    President      Management, Inc. since 1999 and
                                      Since 1999     Vice President since 1999; Sales
                                      (6)            Representative, Salomon Smith
                                                     Barney 1996-1999.

Joshua Gonze,       Vice President    Vice           Associate (and Vice President             Not applicable   Not applicable
40                                    President      since 1999) of Thornburg
                                      Since 1999     Investment Management, Inc.;
                                      (6)            Vice President of Thornburg
                                                     Limited Term Municipal Fund, Inc.
                                                     since 2001.

Brad Kinkelaar,     Vice President    Vice           Associate Portfolio Manager of            Not applicable   Not applicable
35                                    President      Thornburg Investment Management,
                                      Since 1999     Inc. since 1999; Equity Investment
                                      (6)            Analyst, State Farm Insurance
                                                     Companies 1996-1999.

Kerry D. Lee,       Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
36                                    President      Management, Inc.; Vice President
                                      Since 1999     of Thornburg Limited Term
                                      (6)            Municipal Fund, Inc. since 1999.

Chris Ihlefeld,     Vice President    Vice           Vice President of Thornburg               Not applicable    Not applicable
33                                    President      Investment Management, Inc.;
                                      Since 2003     Vice President of Limited Term
                                      (4)            Municipal Fund, Inc. since 2003.

Leon Sandersfeld,   Vice President    Vice           Associate of Thornburg Investment         Not applicable    Not applicable
37                                    President      Management, Inc. since 2002;
                                      Since 2003     Senior Staff Accountant,
                                      (6)            Farm Bureau Life Insurance Co.
                                                     1998-2002.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2) The Fund is one of ten separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has ten active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment to the ten active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distribut or of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.

(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling
         1-800-847-0200.



PORTFOLIO PROXY VOTING

Policies and Procedures (Unaudited):

The Trust has delegated to Thornburg Investment Management, Inc. ("the Advisor") voting decisions respecting proxies for the Fund's voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1.800.847.0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Commencing November 30, 2004, information regarding how proxies were voted will be available on or before November 30 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

TAX INFORMATION

Federal Income tax information (unaudited):

For the fiscal year ended September 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $922,227 as qualified dividend income, which is taxed at a maximum rate of 15%. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.



Thornburg Value Fund  I Shares

Annual Report
September 30, 2003

Letter to shareholders

Thornburg Value Fund

October 16, 2003

William V. Fries, CFA
Portfolio Manager

Dear fellow shareholder:

It is my pleasure to report on the results of your investment in the Thornburg Value Fund for the fiscal year ended September 30, 2003. It was a good year. Investment performance exceeded that of the benchmark and likely exceeded the expectations of many investors, given the poor investment psychology in place at this time one year ago. The table below shows total return figures for the Thornburg Value Fund I share class for the year to date and the year ended September 30, 2003. The table also includes results for the three-year, and since-inception periods. Note that these returns are for investors who held shares for the entire periods shown, with the assumption that all dividends were reinvested in additional shares.

Total return performance as of 9/30/03


                                        I SHARES
                                                        Since
                            YTD      1 Year   3 Years  Inception
Net Asset Value            22.35%   27.55%   (6.26)%     5.78%
Max. Offering Price        22.35%   27.55%   (6.26)%     5.78%
Total returns for periods greater than one year are annualized averages.
Past performance cannot guarantee future results. Inception of Class I shares:
11/2/98.


The favorable result for
the year was not achieved without our enduring considerable volatility and angst along the way. Doubts about economic recovery, terrorist attacks, the war in Iraq, and SARS were among factors that held down stock prices through March. The success of our military effort in Iraq sparked a relief rally that extended through much of the rest of the Fund's fiscal year, which ends on September 30. Underpinning the return of confidence was continued economic improvement and its impact on the outlook for corporate profits. This continued improvement in investment fundamentals is reflected in the table below, which compares the revenue, profit margins, and valuations seen today with the same measures of a year ago -- for a number of equity indices as well as for your Value Fund.


Comparative Attributes
                            P/E              Revenue,       Earnings Latest     P/S             Revenue,            P/E to
                          Latest     P/E   Last Quarter vs.  Quarter vs.       Latest     Five-Year Historical      10-Year
                     Four Quarters  2003    Year Ago          Year Ago      Four Quarters     Growth Rate           Average

Thornburg Value Fund       19.0     16.8     +13.9%            +19%            1.33              +14%                0.5

S&P 500 Index              19.7     18.5     +12.1%            +10%            1.48              +9%                 0.7
Russell 1000 Value Index   16.4     15.2     +11.6%            +14%            1.09              +9%                 0.7
Russell 1000 Growth Index  25.1     23.3     +14.9%            +16%            2.25             +11%                 0.7

The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market. Russell 1000 Value Index measures performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Growth Index measures performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains. Investors may not make direct investments into an index.

New Holdings For the Year

Alliance Capital Management Holdings  LP     American Greetings Corp.
Boston Properties Inc.                       Chubb Corp.
Circuit City Stores Inc.                     Citigroup Inc.
Deere & Co.                                  Delta Air Lines Inc.
Dominion Resources Inc.                      DoubleClick Inc.
Eclipsys Corp.                               El Paso Corp.
Electronic Arts                              Federal Home Loan Mortgage Corp.
Federal National Mortgage Assoc.             General Electric
GM Hughes                                    Hewlett-Packard Co.
Hyundai Motor Co.                            InterActiveCorp.
Kimberly-Clark Corp.                         Level 3 Communications Inc.,
Lincoln National Corp.                       Nextel Communications Inc.
Progress Energy Inc.                         Quest Diagnostics
St. Paul COS Inc.                            Target Corp.
Texas Instruments Inc.                       Wells Fargo & Co.

As of 9/30/03

The table above lists equity holdings purchased during the year. For a commentary on each holding in the portfolio, please go to www.thornburg.com and click on Mutual Funds, followed by a click on Value Fund Holdings Commentary.


This was a year in which patience and conviction paid off. Many of the best performing stocks for the year were issues that performed poorly last year, even though business execution was sound and valuation reasonable. Among the best of such performers were Genzyme Corp. (GENX), E*Trade Financial Corp. (ET), Caremark RX Inc. (CMX), The
Bank of New York Inc. (BK), Lowe's Companies Inc. (LOW), Best Buy Co Inc.
(BBY), and MBNA Corp. (KRB). The latter two reached target prices and are no longer in the portfolio. New holdings that performed particularly well were: InterActive Corp (IACI), Electronic
Arts Inc. (ERTS), and Amdocs Ltd. (DOX). Amdocs was sold after quickly reaching its target price. Few stocks did not rise during the year. Performance was not only achieved in stocks; an unusual opportunity in deeply depressed Level Three (LVLT) and E-Trade bonds also contributed to performance.

The impact of both security and market-value changes is reflected in the sector weightings table below.

Top Industries

9/30/03
Diversified Financials     13.2%
Banks                      10.7%
Media                       8.8%
Energy                      8.4%
Retailing                   7.4%

9/30/02
Healthcare & Services      16.8%
Banks                      16.7%
Diversified Financials      8.9%
Software & Services         8.2%
Media/Entertainment         7.5%

Percentages and holdings can and do vary over time.

We appear to be at a critical juncture in both economic development and equity market performance. Expectations are for continued growth of the U. S. economy with the potential for earnings surprises on the upside. Corporate earnings are improving from cost cutting and spending discipline over the past couple of years. The general consensus is that GDP will rise over 4% this year with successful holiday spending triggering expanding reorders in the consumer channel next year. With this sound economic underpinning, the S&P 500 Index weighted average earnings for the year ahead will likely approach $60 per share, making the earnings multiple on the market below 17 times, a healthy but not unreasonable level given the expected sustained low interest rate levels.

During the second quarter of the calendar year, Congress passed tax legislation establishing a maximum 15% tax rate on both dividends and long-term capital gains. The new rate, in our view, enhances the value of stocks with above-average dividend yields. New additions to the portfolio have taken this into consideration.

The recent focus on the value of the dollar compared with the value of other developed-world currencies created additional uncertainty to be digested by the markets. In mid-September, the economic ministers of the major industrialized nations-- known as the Group of Eight-- met in Dubai. Their jointly issued communique has roiled currency markets since. Essentially, the communique encouraged flexible exchange rate policies and has been interpreted as pointing to a weak currency posture for the U. S. Dollar.
Foreign investors viewed this as a negative development. This is a potentially positive for the U.S. industrial sector, if it proves stimulative to U.S. exports. Interestingly, this influence could be as important a stimulant for the economy as is capital spending.
Economies outside the U.S. may ultimately experience some benefit-- related to increased demand from the U.S.-- from both consumer and business suppliers.

Much of the stock gains realized since the bottom of the market last year reflect a return of confidence. Gains from this point forward will likely require earnings improvement or the reinforced perception that companies are enjoying accelerating profits with the expansion. The current period seems crucial in this regard. Our recent stock purchase activity has been focused on this improving potential. The effect of such recent portfolio changes is reflected in the table to the right, which compares economic sector exposure with that of one year ago.

Diversified financials and banks remain the largest sector exposures, although those levels are now down to 23.9% compared with 25.6% at the last fiscal year-end. The largest drop in exposure was in the food and beverages sector, which is no longer a component of the portfolio. New holdings such as Target Corp. (TGT) and Circuit City Stores Inc. (CC) are responsible for the increase in retailing. El Paso Corp. (EP) and Marathon Oil Corp. (MRO) are responsible for the increase in the energy sector.

Thank you for investing with us, and for your trust and confidence.

Sincerely,

William V. Fries, CFA
Portfolio Manager

Statement of assets and liabilities

Thornburg Value Fund

September 30, 2003

ASSETS
Investments at value (cost $1,631,265,693) ..................   $ 1,781,223,696
Cash ........................................................           292,366
Cash denominated in foreign currency (cost $84,370) .........           100,954
Receivable for fund shares sold .............................         5,804,627
Dividends receivable ........................................         2,255,504
Interest receivable .........................................         2,028,338
Prepaid expenses and other assets ...........................            50,641

                  Total Assets ..............................     1,791,756,126

LIABILITIES
Payable for securities purchased ............................         1,606,908
Payable for fund shares redeemed ............................         2,048,642
Payable to investment advisor (Note 3) ......................         1,374,670
Accounts payable and accrued expenses .......................         1,295,162

                  Total Liabilities .........................         6,325,382

NET ASSETS ..................................................   $ 1,785,430,744

NET ASSETS CONSIST OF:
         Undistributed net investment income (loss) .........   $      (269,729)
         Net unrealized appreciation (depreciation) .........       149,983,783
         Accumulated net realized gain (loss) ...............      (416,964,605)
         Net capital paid in on shares of beneficial interest     2,052,681,295

                                                                $ 1,785,430,744
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
         ($994,042,973 applicable to 37,808,973 shares of beneficial
         interest outstanding - Note 4)                          $        26.29

Maximum sales charge, 4.50% of offering price                              1.24
Maximum Offering Price Per Share                                 $        27.53

Class B Shares:
Net asset value and offering price per share *
         ($89,661,165 applicable to 3,520,814 shares of beneficial
          interest outstanding - Note 4)                          $       25.47

Class C Shares:
Net asset value and offering price per share *
         ($441,102,607 applicable to 17,160,773 shares of beneficial
          interest outstanding - Note 4)                          $       25.70

Class I Shares:
Net asset value, offering and redemption price per share
         ($260,623,923 applicable to 9,781,718 shares of beneficial
         interest outstanding - Note 4)                           $       26.64

Class R-1 Shares:
Net asset value, offering and redemption price per share
         ($76 applicable to 3 shares of beneficial interest
         outstanding - Note 4)                                   $        26.27

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of Operations

Thornburg Value Fund

Year Ended September 30, 2003

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $465,477) ...    $ 25,997,679
Interest income ...............................................       6,390,207
Other income ..................................................          53,104

                  Total Income ................................      32,440,990

EXPENSES
Investment advisory fees (Note 3) .............................      12,765,430
Administration fees (Note 3)
         Class A Shares .......................................       1,068,806
         Class B Shares .......................................          98,459
         Class C Shares .......................................         492,470
         Class I Shares .......................................         114,279
Distribution and service fees (Note 3)
         Class A Shares .......................................       2,137,612
         Class B Shares .......................................         787,672
         Class C Shares .......................................       3,939,763
Transfer agent fees
         Class A Shares .......................................       1,411,943
         Class B Shares .......................................         219,086
         Class C Shares .......................................         891,694
         Class I Shares .......................................         183,620
         Class R-1 Shares .....................................           2,530
Registration & filing fees
         Class A Shares .......................................          23,409
         Class B Shares .......................................          18,147
         Class C Shares .......................................          19,892
         Class I Shares .......................................          21,173
         Class R-1 Shares .....................................           3,918
Custodian fees (Note 3) .......................................         456,521
Professional fees .............................................          97,148
Accounting fees ...............................................         116,345
Trustee fees ..................................................          33,650
Other expenses ................................................         356,324

                  Total Expenses ..............................      25,259,891

Less:
         Expenses reimbursed by investment advisor (Note 3) ...        (105,321)
         Fees paid indirectly (Note 3) ........................         (27,051)

                  Net Expenses ................................      25,127,519

                  Net Investment Income .......................    $  7,313,471






REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
         Investments ............................................ $ (71,174,166)
         Foreign currency transactions ..........................      (295,300)

                                                                    (71,469,466)

Net change in unrealized appreciation (depreciation) on:
         Investments ............................................   418,730,865
         Foreign currency translation ...........................        (9,808)

                                                                    418,721,057
                  Net Realized and Unrealized
                           Gain (Loss) on Investments ...........   347,251,591

                  Net Increase (Decrease) in Net Assets Resulting
                           From Operations ...................... $ 354,565,062

See notes to financial statements.

Statements of Changes in net assets

Thornburg Value Fund

                                                                     Year Ended           Year Ended
                                                                  September 30, 2003  September 30, 2002

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss) ..................................... $     7,313,471    $    (3,121,090)
Net realized gain (loss) on investments and foreign currency
   transactions ..................................................     (71,469,466)      (153,205,277)
Increase (Decrease) in unrealized appreciation (depreciation )
   on investments and foreign currency translation ...............     418,721,057       (262,639,298)

                  Net Increase (Decrease) in Net Assets
                           Resulting from Operations .............     354,565,062       (418,965,665)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ..........................................        (608,906)                 0
         Class I Shares ..........................................        (313,321)                 0

From return of capital
         Class A Shares ..........................................        (841,616)                 0
         Class I Shares ..........................................        (433,066)                 0
FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares ..........................................      (9,595,663)       (38,845,888)
         Class B Shares ..........................................       1,176,900         22,255,483
         Class C Shares ..........................................     (15,910,000)        37,096,207
         Class I Shares ..........................................       1,829,284        (24,282,587)
         Class R-1 Shares ........................................              75                  0

                  Net Increase (Decrease) in Net Assets ..........     329,868,749       (422,742,450)

NET ASSETS:
         Beginning of year .......................................   1,455,561,995      1,878,304,445

         End of year ............................................. $ 1,785,430,744    $ 1,455,561,995


See notes to financial statements.


Notes to financial statements

Thornburg Value Fund

September 30, 2003

NOTE 1 - ORGANIZATION
Thornburg Value Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I) and Retirement Class (Class R-1) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R-1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2003, these fees were payable at annual rates ranging from ..875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $5,227 for Class B shares, $93,646 for Class I shares, and $6,448 for Class R-1 shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the distributor of the Fund's shares. For the year ended September 30, 2003, the Distributor has advised the Fund that it earned net commissions aggregating $120,158 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $41,281 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund's Class B, Class C, and Class R-1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R-1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class B, Class C, and Class R-1 shares. Total fees incurred by each class of shares of the Fund under its respective service and distribution Plans for the year ended September 30, 2003 are set forth in the statement of operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the year ended September 30, 2003, the fees paid indirectly were $27,051.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE 4 - SHARES OF BENEFICIAL INTEREST
At September 30, 2003 there were an unlimited number of shares of beneficial interest authorized. Sales of Class R-1 shares commenced July 1, 2003.
Transactions in shares of beneficial interest were as follows:

                                            Year Ended                        Year Ended
                                        September 30, 2003                September 30, 2002
                                       Shares          Amount            Shares         Amount
Class A Shares
Shares sold ....................      10,779,879    $ 260,163,852       13,744,557    $ 368,049,226
Shares issued to shareholders in          51,321        1,323,066             --               --
   reinvestment of dividends
Shares repurchased .............     (12,057,032)    (271,082,581)     (16,133,923)    (406,895,114)

Net Increase (Decrease) ........      (1,225,832)   $  (9,595,663)      (2,389,366)   $ (38,845,888)

Class B Shares
Shares sold ....................         513,612    $  11,953,625        1,246,761    $  32,891,503
Shares repurchased .............        (487,795)     (10,776,725)        (435,642)     (10,636,020)

Net Increase (Decrease) ........          25,817    $   1,176,900          811,119    $  22,255,483

Class C Shares
Shares sold ....................       2,810,602    $  66,343,222        5,150,507    $ 135,528,095
Shares repurchased .............      (3,690,038)     (82,253,222)      (4,045,522)     (98,431,888)

Net Increase (Decrease) ........        (879,436)   $ (15,910,000)       1,104,985    $  37,096,207

Class I Shares
Shares sold ....................       3,982,384    $  94,533,465        4,477,126    $ 121,351,695
Shares issued to shareholders in          23,269          607,316             --               --
   reinvestment of dividends
Shares repurchased .............      (4,135,473)     (93,311,497)      (5,787,362)    (145,634,282)

Net Increase (Decrease) ........        (129,820)   $   1,829,284       (1,310,236)   $ (24,282,587)

Class R-1 Shares
Shares sold ....................               3    $          75             --      $        --
Shares repurchased .............              --               --             --               --

Net Increase (Decrease) ........               3    $          75             --      $        --


NOTE 5 - SECURITIES TRANSACTIONS
For the year ended September 30, 2003 the Fund had purchase and sale transactions of investment securities excluding short-term securities of $1,264,330,506 and $1,269,238,840, respectively.

NOTE 6 - INCOME TAXES
At September 30, 2003, information on the tax components of capital is as follows:
Cost of investments for tax purpose $       1,631,265,693

Gross tax unrealized appreciation   $         234,997,864
Gross tax unrealized depreciation             (85,039,861)
Net tax unrealized appreciation
   (depreciation) on investments    $         149,958,003


At September 30, 2003, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
         2009     $         11,324,648
         2010              188,545,264
         2011              174,918,826
                  $        374,788,738


At September 30, 2003, the Fund had deferred currency and capital losses occurring subsequent to October 31, 2002 of $269,729 and $42,175,867, respectively. For tax purposes, such losses will be reflected in the year ended September 30, 2004.

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

The character of distributions paid during the years ended September 30, 2003 and September 30, 2002, was as follows:

Distribution from:         2003             2002
Ordinary income        $   922,227  $       - 0 -
Return of Capital        1,274,682          - 0 -
Total Distribution     $ 2,196,909  $       - 0 -


Financial highlights

Thornburg Value Fund
                                                                              Year Ended September 30,           Period Ended
                                                                                                                 September 30,
                                                                 2003           2002        2001      2000          1999 (b)
Class I Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .................   $        20.95  $        26.18  $   33.09  $   26.26  $        21.78

Income from investment operations:
    Net investment income ............................             0.26            0.11       0.14       0.91            0.25
    Net realized and unrealized
      gain (loss) on investments .....................             5.51           (5.34)     (6.42)      7.25            4.48

Total from investment operations .....................             5.77           (5.23)     (6.28)      8.16            4.73
Less dividends from:
    Net investment income ............................            (0.03)           --        (0.28)     (0.94)          (0.25)
    Net realized gains ...............................              --             --        (0.25)     (0.39)            --
    Return of Capital ................................            (0.05)           --        (0.10)       --              --

Total dividends ......................................            (0.08)           --        (0.63)     (1.33)          (0.25)

Change in net asset value ............................             5.69           (5.23)     (6.91)      6.83            4.48

Net asset value, end of period .......................   $        26.64  $        20.95  $   26.18  $   33.09  $        26.26

Total return (c) .....................................            27.55%         (19.98)%   (19.29)%    31.44%          21.70%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ............................             1.10%           0.42%      0.45%      2.82%           1.14% (a)
    Expenses, after expense reductions ...............             0.99%           0.98%      0.99%      0.99%           1.00%
(a)
    Expenses, after expense reductions
      and net of custody credits .....................             0.99%           0.98%       --         --              --
    Expenses, before expense reductions ..............             1.03%           0.99%      1.01%      1.00%           1.13%
(a)

Portfolio turnover rate ..............................            82.89%          76.37%     71.81%     72.35%          62.71%

Net assets at end of period (000) ...................    $       260,624  $      207,613  $ 293,784  $ 242,974     $    52,357

(a) Annualized.
(b) Effective date of Class I Shares was November 2, 1998.
(c) Total return is not annualized for periods less than one year. + Based on weighted average shares outstanding. `


Schedule of investments

Thornburg Value Fund

September 30, 2003

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715,
        CLASS I - 885-215-632, CLASS R-1 - 885-215-533
NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX,
                CLASS I - TVIFX, CLASS R-1 - TVRFX

                                                          Shares       Value

COMMON STOCKS - 94.60%

AUTOMOBILES & COMPONENTS (2.00%)
Hyundai Motor Co. ................................     1,209,000   $34,793,636

BANKS (10.70%)
Bank of Ireland ..................................     4,257,600    51,097,828
The Bank of New York Co. Inc. ....................     1,419,900    41,333,289
SouthTrust Corp. .................................       793,885    23,332,280
Washington Mutual Inc. ...........................       815,900    32,121,983
Wells Fargo & Co. ................................       835,400    43,023,100

CAPITAL GOODS (2.00%)
Deere & Co. ......................................       680,800    36,293,448

COMMERCIAL SERVICES & SUPPLIES (2.60%)
First Data Corp. .................................     1,172,200    46,841,112

DIVERSIFIED FINANCIALS (12.60%)
Alliance Capital Management Holdings  LP .........       539,900    18,081,251
Citigroup Inc. ...................................     1,033,000    47,011,830
E-Trade Financial Corp. + ........................     5,328,477    49,341,697
Freddie Mac ......................................       508,800    26,635,680
Fannie Mae .......................................       677,300    47,546,460
MBIA Inc. ........................................       639,145    35,133,801

ENERGY (8.40%)
BP Amoco .........................................       720,900    30,349,890
El Paso Corp. ....................................     4,269,735    31,169,065
Marathon Oil Corp. ...............................     1,455,000    41,467,500
Unocal Corp. .....................................     1,485,000    46,807,200

HEALTHCARE EQUIPMENT & SERVICES (6.90%)
Caremark RX Inc. + ...............................     1,381,200    31,215,120
Health Management Associates .....................     2,565,640    55,956,608
Quest Diagnostics + ..............................       593,600    35,995,904

HOUSEHOLD & PERSONAL PRODUCTS (1.70%)
American Greetings Corp. + .......................       787,300    15,297,239
Kimberly-Clark Corp. .............................       306,100    15,709,052

INSURANCE (5.80%)
Chubb Corp. ......................................       569,730    36,964,083
Lincoln National Corp. ...........................       411,022    14,541,958
The St. Paul Cos .................................     1,415,100    52,401,153

MEDIA (8.80%)
AOL Time Warner Inc. + ...........................     2,533,755    38,285,038
Comcast Corp. + ..................................     1,646,000    48,622,840
Fox Entertainment Group Inc. + ...................     1,159,875    32,464,901
Hughes Electronics Corp. + .......................     2,574,300    36,838,233

PHARMACEUTICALS & BIOTECHNOLOGY (5.20%)
Genzyme Corp. + ..................................       870,300    40,251,375
Pfizer Inc. ......................................     1,706,200    51,834,356

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.10%)
Boston Properties Inc. ...........................       457,500    19,887,525

RETAILING (7.40%)
Circuit City Stores Inc. .........................     2,470,200    23,541,006
InterActiveCorp + ................................     1,205,075    39,827,729
Lowe's Companies Inc. ............................       821,000    42,609,900
Target Corp. .....................................       664,000    24,986,320

SOFTWARE & SERVICES (7.10%)
Affiliated Computer Services Inc. + ..............       622,090    30,289,562
DoubleClick Inc. + ...............................     2,244,364    24,171,800
Eclipsys Corp. + .................................     1,559,140    24,930,649
Electronic Arts Inc.+ ............................       293,900    27,106,397
Microsoft Corp. ..................................       718,100    19,955,999

TECHNOLOGY - HARDWARE & EQUIPMENT (5.40%)
Hewlett-Packard Co. ..............................     1,795,400    34,758,944
Samsung Electronics Co., Ltd. ....................       121,600    41,444,333
Texas Instruments Inc. ...........................       911,000    20,770,800

TELECOMMUNICATION SERVICES (1.80%)
Nextel Communications Inc. + .....................     1,651,800    32,523,942

UTILITIES (5.10%)
Dominion Resources Inc. ..........................       952,900    58,984,510
Progress Energy Inc. .............................       706,800    31,424,328

         TOTAL COMMON STOCKS (Cost $1,540,066,922)               1,685,972,654

                                                      Principal
                                                        Amount        Value
CORPORATE BONDS - 2.70%

TELECOMMUNICATION SERVICES (1.10%)
Level 3 Communications Inc., 9.125%, 5/1/2008        $23,400,000    19,890,000

TRANSPORTATION (1.60%)
Delta Air Lines Inc., 10.00%, 8/15/2008 .....          6,160,000     5,020,400
Delta Air Lines Inc., 7.90%, 12/15/2009 .....          5,000,000     3,712,500
Delta Air Lines Inc., 10.125%, 5/15/2010 ....          2,900,000     2,240,250
Delta Air Lines Inc., 9.75%, 5/15/2021 ......          2,000,000     1,330,000
Delta Air Lines Inc., 8.30%, 12/15/2029 .....         24,500,000    15,802,500

         TOTAL CORPORATE BONDS (Cost $47,103,194)                   47,995,650

CONVERTIBLE BONDS - 1.80%

DIVERSIFIED FINANCIALS (0.60%)
E-Trade Financial Corp., 6.00%, 2/1/2007 ....       $10,000,000    $ 9,750,000

TELECOMMUNICATION SERVICES (1.20%)
Level 3 Communications Inc., 6.00%, 9/15/2009        17,000,000     10,837,500
Level 3 Communications Inc., 6.00%, 3/15/2010        17,800,000     11,169,500

TOTAL CONVERTIBLE BONDS (Cost $28,597,185) ..                       31,757,000

COMMERCIAL PAPER - 0.90%
American General Finance, 1.10% due 10/1/2003         5,000,000      5,000,000
American General Finance, 1.10% due 10/3/2003         4,500,000      4,499,725
General Electric, 1.00% due 10/9/2003 .......         6,000,000      5,998,667

TOTAL COMMERCIAL PAPER (Cost $15,498,392) ...                       15,498,392


         TOTAL INVESTMENTS (100%) (Cost $1,631,265,693)        $ 1,781,223,696

+ Non-income producing.
See notes to financial statements.

Report of Independent auditors

Thornburg Value Fund

September 30, 2003

To the Trustees and Class I Shareholders of
Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, New York
November 7, 2003


September 30, 2003

index comparisons

Thornburg Value Fund

September 30, 2003

Index Comparison
The chart below compares performance of Thornburg Value Fund and the Standard & Poor's 500 Index for the period November 2, 1998 to September 30, 2003. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg Value Fund Class I Total Returns, Since Inception, versus S&P 500 Index

Fund I Shares
 S&P 500 Index

Average Annual Total Returns
(periods ending 9/30/03)
I Shares
1 Year:                            27.55%
3 Year:                            (6.26)%
From Inception (11/2/98):           5.78%

The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. Stock Market, without regard to company size.



TRUSTEES and Officers

Thornburg Value Fund

Name, Address         Position(s)       Term of      Principal                                Number of         Other
and Age (1)           Held with         Office       Occupation(s)                            Portfolios        Directorships
                      Fund (2)          and          During Past                              in Fund           Held by
                                        Length of    5 Years                                  Complex           Trustee or
                                        Time                                                  Overseen          Nominee for
                                        Served                                                by Trustee (2)    Trustee

Interested Trustees

Garrett               Chairman          Trustee      CEO, Chairman and controlling            Twelve            Director of
Thornburg,            of Trustees (3)   Since        shareholder of Thornburg                                   Thornburg Mortgage,
57                                      1987 (4)     Investment Management, Inc.                                Inc. (real estate
                                                     (investment adviser) and                                   investment trust)
                                                     Thornburg Securities
                                                     Corporation (securities dealer);
                                                     Chairman of Thornburg Limited
                                                     Term Municipal Fund, Inc.
                                                     (registered investment company);
                                                     CEO and Chairman of Thornburg
                                                     Mortgage, Inc. (real estate
                                                     investment trust); Chairman
                                                     of Thornburg Mortgage
                                                     Advisory Corporation (investment
                                                     manager to Thornburg Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee        President and Managing Director           Ten               None
47                  President (5)     Since          of Thornburg Investment
                                      2001;          Management, Inc.; President
                                      President      of Thornburg Limited Term
                                      Since 1997     Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee        Principal in Ater & Ater                  Ten               Director of
58                                    since          Associates, Santa Fe, New                                   Thornburg
                                      1994 (4)       Mexico (developer, planner                                  Mortgage, Inc.
                                                     and broker of residential and                               (real estate
                                                     commercial real estate); owner,                             investment trust)
                                                     developer and broker for
                                                     various real estate projects.

David D. Chase,     Trustee           Trustee        Chairman, President, CEO,                 Twelve            Director of
62                                    since          and General Partner of Vestor                               Thornburg
                                      2001 (4)       Partners, LP, Santa Fe, NM                                  Limited Term
                                                     (private equity fund); Chairman                             Municipal Fund,
                                                     and CEO of Vestor Holdings,                                 Inc.
                                                     Inc., Santa Fe, NM (merchant
                                                     bank).

Forrest S. Smith,   Trustee           Trustee        Trust and estate attorney in private      Ten               None
73                                    since          practice and shareholder, Catron, Catron
                                      1987 (4)       & Pottow, Santa Fe, NM (law firm).

James W. Weyhrauch, Trustee           Trustee        CEO and Vice Chairman,                    Ten               None
44                                    since          Nambe Mills, Inc., Santa Fe,
                                      1996 (4)       NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary         Secretary      Vice President, Secretary and             Not applicable    Not applicable
56                                    Since 1987     Managing Director, Thornburg
                                      (6)            Investment Management, Inc.;
                                                     Secretary, Thornburg Limited Term
                                                     Municipal Fund, Inc.; Secretary,
                                                     Thornburg Securities Corporation;
                                                     Vice President, Daily Tax Free
                                                     Income Fund, Inc. (registered
                                                     investment company).

Steven J. Bohlin,   Vice President,   Vice           Vice President and Managing               Not applicable    Not applicable
44                  Treasurer         President      Director of Thornburg Investment
                                      Since 1987;    Management, Inc.; Vice President
                                      Treasurer      of Thornburg Limited Term
                                      Since 1989     Municipal Fund, Inc.
                                      (6)

George Strickland,  Vice President    Vice           Vice President and Managing               Not applicable    Not applicable
40                                    President      Director of Thornburg Investment
                                      Since 1996     Management, Inc.; Vice President (and
                                      6)             Treasurer since 2003) of Thornburg Ltd
                                                     Term Municipal Fund, Inc.

William V. Fries,   Vice President    Vice           Managing Director of                      Not applicable   Not applicable
64                                    President      Thornburg Investment
                                      Since 1995     Management, Inc.
                                      (6)

Leigh Moiola,       Vice President    Vice           Vice President and Managing               Not applicable   Not applicable
36                                    President      Director of Thornburg Investment
                                      Since 2001     Management, Inc.; Vice President
                                      (6)            of Thornburg Limited Term
                                                     Municipal Fund, Inc. since 1999.

Kenneth Ziesenheim, Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
49                                    President      Investment Management, Inc.;
                                      Since 1995     President of Thornburg Securities
                                      (6)            Corporation; Vice President
                                                     of Thornburg Limited Term
                                                     Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
33                                    President      Investment Management, Inc.
                                      Since 2001     since 2000; Portfolio Manager,
                                      (6)            Insight Capital Research &
                                                     Management, Inc., Walnut Creek,
                                                     California 1995-2000.

Wendy Trevisani,    Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
32                                    President      Management, Inc. since 1999 and
                                      Since 1999     Vice President since 1999; Sales
                                      (6)            Representative, Salomon Smith
                                                     Barney 1996-1999.

Joshua Gonze,       Vice President    Vice           Associate (and Vice President             Not applicable   Not applicable
40                                    President      since 1999) of Thornburg
                                      Since 1999     Investment Management, Inc.;
                                      (6)            Vice President of Thornburg
                                                     Limited Term Municipal Fund, Inc.
                                                     since 2001.

Brad Kinkelaar,     Vice President    Vice           Associate Portfolio Manager of            Not applicable   Not applicable
35                                    President      Thornburg Investment Management,
                                      Since 1999     Inc. since 1999; Equity Investment
                                      (6)            Analyst, State Farm Insurance
                                                     Companies 1996-1999.

Kerry D. Lee,       Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
36                                    President      Management, Inc.; Vice President
                                      Since 1999     of Thornburg Limited Term
                                      (6)            Municipal Fund, Inc. since 1999.

Chris Ihlefeld,     Vice President    Vice           Vice President of Thornburg               Not applicable    Not applicable
33                                    President      Investment Management, Inc.;
                                      Since 2003     Vice President of Limited Term
                                      (4)            Municipal Fund, Inc. since 2003.

Leon Sandersfeld,   Vice President    Vice           Associate of Thornburg Investment         Not applicable    Not applicable
37                                    President      Management, Inc. since 2002;
                                      Since 2003     Senior Staff Accountant,
                                      (6)            Farm Bureau Life Insurance Co.
                                                     1998-2002.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2) The Fund is one of ten separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has ten active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment to the ten active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distribut or of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.

(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling
         1-800-847-0200.



PORTFOLIO PROXY VOTING

Policies and Procedures (Unaudited):

The Trust has delegated to Thornburg Investment Management, Inc. ("the Advisor") voting decisions respecting proxies for the Fund's voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1.800.847.0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Commencing November 30, 2004, information regarding how proxies were voted will be available on or before November 30 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

TAX INFORMATION

Federal Income tax information (unaudited):

For the fiscal year ended September 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $922,227 as qualified dividend income, which is taxed at a maximum rate of 15%. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.



Thornburg Florida Intermediate Municipal Fund

Annual Report
September 30, 2003

ALL DATA AS OF 9/30/03.


         FUND FACTS:       Thornburg Florida Intermediate Municipal Fund
                                          A Shares

Annualized Distribution Rate (at NAV)       3.64%

SEC Yield                                   2.36%

NAV                                        $12.46

Maximum Offering Price                     $12.71


    TOTAL RETURNS:    (Annual Average - After Subtracting Maximum Sales Charge)

One Year                                    0.69%

Three Years                                 5.61%

Five Years                                  4.11%

Ten Years                                    N/A

Since Inception                             4.82%

Inception Date                             2/1/1994


The investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Fund's Class A Shares is 2.00%.

The data quoted represent past performance and may not be construed as a guarantee of future results.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period.

The distribution rate is calculated by taking the sum of the month's total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending NAV to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund's NAV and current distributions.

Letter to shareholders

Thornburg Florida Intermediate Municipal Fund

October 20, 2003

Dear Shareholder:

I am pleased to present the Annual Report for the Thornburg Florida Intermediate Fund. The net asset value of the A shares decreased by 11 cents to $12.46 during the year ending September 30, 2003. If you were with us for the entire period, you received dividends of 44.9 cents per share. If you reinvested dividends, you received 45.7 cents per share.

Interest rates on intermediate-term municipal bonds have risen somewhat over the last year. For example, the interest rate on a ten-year AAA-rated municipal bond rose from 3.40% on September 30, 2002 to 3.67% on September 30, 2003. Since rising interest rates cause bond prices to fall, a ten-year bond that was worth 100% of par value on September 30, 2002 would be worth 97.95% of par on September 30, 2003 (a 2.05% loss).

The price of your Fund has depreciated 0.88% over the one-year period ending September 30, 2003. This is consistent with our goal of having lower price volatility than comparable maturity bonds like the one mentioned above. Meanwhile, your Fund has paid a steady monthly dividend while short-term interest rates have plummeted. Investors in money market funds and short-term CDs, susceptible to reinvestment risk, are still feeling the pinch of reduced income flow. To see how your fund has performed relative to the money market fund averages, turn to the back of this report.

Your Thornburg Florida Intermediate Fund is a laddered portfolio of over 60 municipal obligations from all over the state. Today, your Fund's weighted average maturity is 6.6 years. We always keep it below 10 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund's price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what truly differentiates your Fund from most bond mutual funds. It will be particularly useful if interest rates rise, because it will allow the Fund to gradually increase the yield of the portfolio without having to sell bonds prior to maturity at reduced prices. The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:

           % of portfolio             Cumulative %
           maturing within        maturing by end of

              2 years = 20%         Year 2 = 20%
         2 to 4 years = 13%         Year 4 = 33%
         4 to 6 years = 10%         Year 6 = 43%
         6 to 8 years = 17%         Year 8 = 60%
         8 to 10 years = 18%        Year 10 = 78%
         10 to 12 years = 9%        Year 12 = 87%
         12 to 14 years = 9%        Year 14 = 96%
         14 to 16 years = 0%        Year 16 = 96%
         16 to 18 years = 4%        Year 18 = 100%
         18 to 20 years = 0%        Year 20 = 100%

Percentages can and do vary. Data as of 9/30/03

We are gradually seeing more and more reasons to feel optimistic about the U.S. economic recovery. Many economists expect GDP growth of 5-6% for the current quarter, but question its sustainability. The current strength seems to be largely driven by tax cuts, federal government spending, and continued cash flows from the home refinancing boom. If we are to enter the next phase of recovery, we will have to see corporate capital spending and hiring pick up. Meanwhile, despite higher prices for items such as housing, insurance and health care, there is virtually no evidence of widespread inflation. In fact, official measurements of inflation such as the Core Consumer Price Index have continued to decline. So we don't see any reason for Federal Reserve policy to change for the foreseeable future.

We do, however, continue to believe that phase two of the recovery will eventually materialize. It will probably happen in conjunction with a weakened dollar and a heavier calendar or Treasury bond offerings. These factors would likely cause interest rates to rise on short-term and long-term bonds. We have kept the Fund's duration shorter than normal to prepare for such an environment. Doing so has detracted somewhat from price appreciation as interest rates fell, but should allow the Fund to better take advantage of higher interest rates if and when they arrive.

Most of the states are currently dealing with very sluggish revenue growth following a terrible 2002, when revenues dropped over 10%. Florida general fund revenues held up much better than most other states' in 2002 and are up a little over 3% in the 2003 fiscal year. The state has done a good job of limiting expenditure growth so far, but is currently facing enormous challenges to fund voter-mandated programs for pre-kindergarten education, class size reductions, and a high-speed railway. In the face of these challenges, your Fund continues to maintain high credit quality, with 95% of the portfolio rated A or above by one of the major rating agencies and 67% rated AAA.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Florida Intermediate Fund.



Sincerely,





George Strickland
Portfolio Manager

Statement of assets and liabilities

Thornburg Florida Intermediate Municipal Fund

September 30, 2003


ASSETS
Investments at value (cost $48,386,600) ........................   $ 50,691,904
Cash ...........................................................        457,552
Receivable for investments sold ................................      1,755,000
Receivable for fund shares sold ................................        274,991
Interest receivable ............................................        910,466

                  Total Assets .................................     54,089,913


LIABILITIES
Payable for fund shares redeemed ...............................         30,301
Accounts payable and accrued expenses ..........................         34,131
Payable to investment advisor (Note 3) .........................         23,909
Dividends payable ..............................................         89,868

                  Total Liabilities ............................        178,209


NET ASSETS .....................................................   $ 53,911,704


NET ASSETS CONSIST OF:
         Net unrealized appreciation (depreciation) on investments $  2,305,304
         Accumulated net realized gain (loss) .................        (668,118)
         Net capital paid in on shares of beneficial interest ..     52,274,518

                                                                   $ 53,911,704


NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
         ($53,911,704 applicable to 4,326,311 shares of beneficial
         interest outstanding - Note 4) ........................   $      12.46

Maximum sales charge, 2.00% of offering price ..................           0.25

Maximum Offering Price Per Share ...............................   $      12.71


See notes to financial statements.

Statement of operations

Thornburg Florida Intermediate Municipal Fund

Year Ended September 30, 2003

INVESTMENT INCOME:
Interest income (net of premium amortized of $327,046) ..........  $ 2,212,837

EXPENSES:
Investment advisory fees (Note 3) ...............................      245,335
Administration fees (Note 3) ....................................       61,334
Service fees (Note 3) ...........................................       98,648
Transfer agent fees .............................................       27,851
Custodian fees (Note 3) .........................................       40,638
Registration and filing fees ....................................          773
Professional fees ...............................................        9,292
Accounting fees .................................................        2,496
Trustee fees ....................................................        1,189
Other expenses ..................................................        8,397

                  Total Expenses ................................      495,953
Less:
         Management fees waived by investment advisor (Note 3) ..      (48,563)
         Fees paid indirectly (Note 3) ..........................         (798)

                  Net Expenses ..................................      446,592

                  Net Investment Income .........................    1,766,245


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on investments .........................      (16,605)
Increase (Decrease) in unrealized appreciation of investments ...     (341,196)


                  Net Realized and Unrealized
                    Gain (Loss) on Investments ..................     (357,801)


                  Net Increase (Decrease) in Net Assets Resulting
                    From Operations $ ...........................    1,408,444


See notes to financial statements.

Statements of changes in net assets

Thornburg Florida Intermediate Municipal Fund


                                                                Year Ended         Year Ended
                                                           September 30, 2003  September 30, 2002
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income .......................................   $  1,766,245    $  1,426,944
Net realized gain (loss) on investments sold ................        (16,605)         46,010
Increase (Decrease) in unrealized appreciation of investments       (341,196)
                                                                                   1,086,427

                  Net Increase (Decrease) in Net Assets
                    Resulting from Operations ...............      1,408,444       2,559,381

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares .....................................     (1,766,245)     (1,426,944)


FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares .....................................     12,409,008      11,794,259

                  Net Increase in Net Assets ................     12,051,207      12,926,696

NET ASSETS:
         Beginning of year ..................................     41,860,497      28,933,801

         End of year ........................................   $ 53,911,704    $ 41,860,497


See notes to financial statements ...........................

Notes to financial statements

Thornburg Florida Intermediate Municipal Fund

September 30, 2003

NOTE 1 - ORGANIZATION
Thornburg Florida Intermediate Municipal Fund (the "Fund") is a non-diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2003, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. For the year ended September 30, 2003, the Advisor voluntarily waived investment advisory fees of $48,563. The Fund entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 2003, the Distributor has advised the Fund that it earned net commissions aggregating $2,338 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the year ended September 30, 2003, the fees paid indirectly were $798.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.


NOTE 4- SHARES OF BENEFICIAL INTEREST
At September 30, 2003 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                             Year Ended                       Year Ended
                                       September 30, 2003               September 30, 2002

                                       Shares         Amount           Shares          Amount
Class A Shares
Shares sold ....................      2,522,567    $ 31,358,503       2,335,830    $ 28,434,136
Shares issued to shareholders in         63,396         787,452          53,863         660,270
   reinvestment of dividends
Shares repurchased .............     (1,590,032)    (19,736,947)     (1,422,454)    (17,300,147)

Net Increase (Decrease) ........        995,931    $ 12,409,008         967,239    $ 11,794,259



NOTE 5 - SECURITIES TRANSACTIONS
For the year ended September 30, 2003, the Fund had purchase and sale transactions (excluding short-term securities) of $25,118,650 and $14,493,337, respectively.

NOTE 6 - INCOME TAXES
At September 30, 2003, information on the tax components of capital is as follows:

Cost of investments for tax purpose           $      48,386,600

Gross tax unrealized appreciation             $       2,374,547
Gross tax unrealized depreciation                       (69,243)
Net tax unrealized appreciation
         (depreciation) on investments        $       2,305,304

At September 30, 2003, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:
Capital loss carryovers expiring in:
         2004     $          13,904
         2005                34,967
         2006                 7,356
         2007                 6,459
         2008               306,777
         2009               282,018
                   $        651,481

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

During the year ended September 30, 2003, $44,210 of capital loss carry forwards from prior years expired. This amount was reclassed to Paid-in Capital.

At September 30, 2003 the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $16,637. For tax purposes, such losses will be reflected in the year ending September 30, 2004.

Dividends paid by the Fund for the years ended September 30, 2003 and September 30, 2002 represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of losses realized subsequent to October 31, on the sale of securities.

Financial highlights

Thornburg Florida Intermediate Municipal Fund

                                                                        Year Ended September 30,
                                                         2003        2002        2001          2000        1999
Class A Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $   12.57  $     12.24   $    11.73  $     11.79  $        12.37

Income from investment operations:
    Net investment income .......................        0.45         0.52         0.55         0.54            0.54
    Net realized and unrealized
      gain (loss) on investments ................       (0.11)        0.33         0.51        (0.06)          (0.58)

Total from investment operations ................        0.34         0.85         1.06         0.48           (0.04)
Less dividends from:
    Net investment income .......................       (0.45)       (0.52)       (0.55)       (0.54)          (0.54)

Change in net asset value .......................       (0.11)        0.33         0.51        (0.06)          (0.58)

Net asset value, end of year ....................   $   12.46  $     12.57   $    12.24  $     11.73  $        11.79

Total return (a) ................................        2.77%        7.10%        9.20%        4.19%          (0.36)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income .......................        3.60%        4.18%        4.55%        4.60%           4.44%
    Expenses, after expense reductions ..........        0.91%        0.85%        0.89%        0.98%           0.99%
    Expenses, after expense reductions
      and net of custody credits ................        0.91%        0.84%         --           --              --
    Expenses, before expense reductions .........        1.01%        1.06%        1.10%        1.10%           1.08%

Portfolio turnover rate .........................       30.98%       30.28%       22.99%       40.70%          35.91%

Net assets at end of year (000) ................$       53,912  $    41,860  $    28,934  $    25,876   $      30,221

(a) Sales loads are not reflected in computing total return. Schedule of investments


Schedule of Investments
Thornburg Florida Intermediate Municipal Fund
CUSIPS: CLASS A - 885-215-707
NASDAQ SYMBOLS: CLASS A - THFLX

Principal                                                                                               Credit Rating
Amount          Issuer-Description                                                                        Moody's/S&P     Value

745,000         Brevard County School Board Certificates of Participation Series A, 5.00% due 7/1/2005    Aaa/AAA      $794,885
                (Insured: AMBAC)
400,000         Broward County Educational Facilities Authority Series 1994, 5.60% due 4/1/2004 (Nova     NR/AAA       408,904
                Southeastern University Project; Guaranty: Connie Lee)
870,000         Broward County Multi Family Housing, 5.40% due 10/1/2011 (Pembroke Park Apts Project;     NR/NR        900,215
                Guaranty: Florida Housing Finance Corp.)
740,000         Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009                  A3/AA-       823,117
820,000         Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital          Aaa/AAA      913,013
                Projects Student Housing; Insured: MBIA)
1,000,000       Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due 11/1/2030 put       Aaa/NR       1,069,740
                11/1/2010 (Shadow Run Project; Collateralized: FNMA)
800,000         Collier County Housing Finance Authority Multi Family Revenue A-1, 4.90% due 2/15/2032    Aaa/NR       841,464
                put 2/15/2012 (Goodlette Arms Project; Collateralized: FNMA)
2,705,000       Cooper City Utility Systems Capital Appreciation Refunding Series A, 0% due 10/1/2013     Aaa/AAA      1,500,707
                (Insured: AMBAC)
350,000         Crossings at Fleming Island Community Development Refunding Series A, 5.60% due           Aaa/AAA      396,711
                5/1/2012 (Insured: MBIA)
714,000         Crossings at Fleming Island Community Development Refunding Series B, 5.45% due           Aaa/AAA      819,843
                5/1/2010 (Insured: MBIA)
2,000,000       Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due           Aaa/AAA      2,308,780
                10/1/2007 (Insured: AMBAC)
740,000         Duval County HFA Multi Family Housing Revenue Series 1996, 5.35% due 9/1/2006 (St.        NR/A+        793,406
                Augustine Apartments Project)
230,000         Enterprise Community Development District Florida Water & Sewer Revenue, 6.125% due       Aaa/AAA      238,128
                5/1/2024 (Insured: MBIA)
1,000,000       Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health Care          Aaa/NR       1,075,020
                Facility Loan Project; Insured: AMBAC)
300,000         First Florida Govt. Financing Commission Revenue Refunding Series B, 5.50% due 7/1/2016   Aaa/AAA      346,542
1,000,000       Florida Board of Education Capital Outlay Public Education Series C, 5.50% due 6/1/2013   Aaa/AAA      1,136,280
                (Insured: FGIC)
630,000         Florida Finance Corp. Revenue Homeowner Mortgage Series 1, 4.80% due 1/1/2016             Aa2/AA       645,983
1,000,000       Florida Housing Finance Agency, 3.90% due 12/1/2007 (Multi Family Guaranteed Mortgage)    NR/A+        1,033,010
95,000          Florida Housing Finance Agency Revenue Bonds, 5.30% due 12/1/2004 (Insured: AMBAC)        Aaa/AAA      96,898
880,000         Florida Housing Finance Authority Series 94-B, 5.70% due 10/1/2024 mandatory put          NR/AAA       910,756
                10/1/2004 (Plantation Colony Project; Collateralized: FNMA)
655,000         Florida Housing Finance Corp. Revenue Homeowner Mortgage Series 1, 4.80% due 7/1/2016     Aa2/AA       671,617
200,000         Florida Housing Finance Corp. Revenue Housing D 1, 5.10% due 10/1/2011 (Augustine Club    Aaa/NR       209,742
                Apartments Project; Insured: MBIA)
415,000         Florida Housing Finance Corp. Revenue Housing D 1, 5.40% due 4/1/2014 (Augustine Club     Aaa/NR       432,999
                Apartments Project; Insured: MBIA)
500,000         Florida State Department of Corrections Certificates of Participation, 5.90% due          Aaa/AAA      533,690
                3/1/2005 (Okeechobee Correctional Project; Insured: AMBAC)
1,000,000       Florida State Department of Environmental Protection Revenue Series A, 5.00% due          Aaa/AAA      1,090,220
                7/1/2017 (Florida Forever Project; Insured: FGIC)
250,000         Gulf Breeze Revenue, 4.50% due 12/1/2015 put 12/1/2007 (Insured: FGIC)                    Aaa/AAA      267,218
375,000         Gulf Breeze Revenue, 4.70% due 12/1/2015 put 12/1/2010 (Insured: FGIC)                    Aaa/AAA      408,142
840,000         Hernando County Industrial Development Revenue, 8.50% due 12/1/2014 (Florida Crushed      NR/NR        859,202
                Stone Project)
1,000,000       Hillsborough County Capital Improvement Program Revenue Refunding Junior Lien, 5.00%      Aaa/AAA      1,126,590
                due 8/1/2008 (Criminal Justice Project; Insured: FGIC)
1,000,000       Hillsborough County Industrial Development Authority, 5.50% due 8/15/2006 (University     Aaa/AAA      1,057,180
                Community Hospital Inc. Project; Insured: MBIA)
1,000,000       Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa          Baa1/BBB-    990,820
                Electric Co. Project)
800,000         Hillsborough County Port District Revenue, 0% due 12/1/2011 (Insured: MBIA)               Aaa/AAA      497,016
1,000,000       Jacksonville Electric St. John's River Park Systems Revenue Refunding Issue-2 17th        Aa2/AA       1,117,160
                Series, 5.25% due 10/1/2012
1,000,000       Jacksonville Health Facilities Authority Hospital Revenue, 5.75% due 8/15/2014            Aa2/NR       1,164,880
                pre-refunded 8/15/2011
727,830         Lummus Housing Development Corp., 8.00% due 12/1/2010 (Elderly Housing, Section 8         NR/NR        715,944
                Project)
1,000,000       Miami Dade County Florida School Board Series B, 5.00% due 5/1/2031 put 5/1/11            Aaa/AAA      1,100,550
                (Insured: MBIA)
1,000,000       Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012                  A3/NR        1,003,060
825,000         Miami Dade County Special Obligation Capital Asset Acquisition Series A-2, 5.00% due      Aaa/AAA      923,819
                4/1/2011 (Insured: AMBAC)
1,000,000       Miami Refunding, 5.375% due 9/1/2015 (Insured: MBIA)                                      Aaa/AAA      1,125,430
760,000         Mirimar Wastewater Improvement Assessment Revenue, 6.25% due 10/1/2005 pre-refunded       Aaa/AAA      807,158
                10/1/2004 (Insured: FGIC)
1,000,000       Orange County Health Facilities Authority Revenue Refunding, 6.25% due 11/15/2008         Aaa/AAA      1,123,990
                (Hospital Adventist Health Systems Project; Insured: AMBAC)
1,000,000       Orange County Health Facilities Authority Revenue Refunding, 5.125% due 6/1/2014          NR/AA        1,061,880
                (Mayflower Retirement Project; Insured: Radian)
1,000,000       Orange County Health Facilities Authority Revenue Refunding, 6.375% due 11/15/2020        A3/A         1,105,620
                (Adventist Health Systems Project)
440,000         Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25%      Aaa/AAA      532,686
                due 10/1/2013 (Orlando Regional Hospital Project; Insured: MBIA)
300,000         Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25%      Aaa/AAA      370,173
                due 10/1/2016 (Insured: MBIA)
50,000          Orange County Housing Finance Authority, 6.10% due 10/1/2005 (Collateralized:             NR/AAA       52,760
                FNMA/GNMA)
425,000         Orange County Housing Finance Authority Multi Family, 5.50% due 7/1/2010 (Insured:        Aaa/NR       452,587
                MBIA)
310,000         Orange County School Board Certificates of Participation Refunding Series A, 5.10% due    Aaa/NR       346,720
                8/1/2007 (Insured: MBIA)
735,000         Orange County School Board Certificates of Participation Series A, 5.50% due 8/1/2017     Aaa/AAA      825,655
                (Insured: MBIA)
505,000         Orange County School District Series B, 1.20% due 8/1/2025 put 10/1/2003 (Insured:        Aaa/NR       505,000
                AMBAC) (daily demand notes)
500,000         Orange County Solid Waste Facility Revenue Refunding, 5.00% due 10/1/2011 (Insured:       Aaa/AAA      554,275
                MBIA)
115,000         Osceola County Health Facilities Revenue Series 1994, 5.75% due 5/1/2004 (Evangelical     Aaa/AAA      118,167
                Lutheran Good Samaritan Project; Insured: AMBAC)
1,000,000       Osceola County Transportation Revenue, 6.10% due 4/1/2017 (Osceola Parkway Project;       Aaa/AAA      1,013,940
                Insured: MBIA)
515,000         Palm Beach County Industrial Development Revenue Series 1996, 6.10% due 12/1/2007         NR/A         596,926
                (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank)
270,000         Palm Beach County Industrial Development Revenue Series 1996, 6.20% due 12/1/2008         NR/A         313,783
                (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank)
400,000         Palm Beach County School Board Certificates of Participation Series D, 5.00% due          Aaa/AAA      447,664
                8/1/2012 (Insured: FSA)
1,000,000       Palm Beach County Solid Waste Authority Revenue Refunding Series A, 6.00% due 10/1/2008   Aaa/AAA      1,171,330
                (Insured: AMBAC)
800,000         Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008 (Cypress     NR/AA-       848,536
                Trail Apartments Project; Guaranty: Axa Reinsurance)
1,000,000       Pasco County Water & Sewer Revenue Refunding, 5.00% due 10/1/2004 (Insured: FSA)          Aaa/AAA      1,039,610
690,000         Pensacola Airport Revenue, 6.25% due 10/1/2005 (Insured: MBIA)                            Aaa/AAA      753,135
675,000         Pinellas County Educational Facility Authority Revenue, 8.00% due 2/1/2011 pre-refunded   NR/NR        753,442
                2/1/2006 @ 102 (Clearwater Christian College Project)
800,000         Sarasota County Public Hospital Board, 1.23% due 7/1/2037 put 10/1/2003 (Sarasota         VMIG1/A1+    800,000
                Memorial Hospital Project) (daily demand notes)
300,000         State Board of Education Series C, 6.00% due 5/1/2007 (ETM)*                              Aaa/AA+      302,664
220,000         State Board of Education Series D, 6.20% due 5/1/2007 (Insured: MBIA) (ETM)*              Aaa/AAA      221,991
1,050,000       Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)                                       Aaa/AAA      1,205,001
1,000,000       University Athletic Association Inc. Florida Athletic Program Revenue Refunding, 2.20%    VMIG1/NR     1,018,530
                due 10/1/2031 put 10/1/2005 (LOC: Suntrust Bank)

                TOTAL INVESTMENTS (Cost $48,386,600)                                                               $ 50,691,904


+Credit ratings are unaudited.
*Escrowed to maturity.
See notes to financial statements.

Report of Independent Auditors

Thornburg Florida Intermediate Municipal Fund

September 30, 2003

To the Trustees and Shareholders of
Thornburg Florida Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Florida Intermediate Municipal Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 7, 2003

Index Comparisons

Thornburg Florida Intermediate Municipal Fund

September 30, 2003

Index Comparison
Compares performance of Florida Intermediate Municipal Fund, the Merrill
Lynch Municipal Bond
(7-12 year) Index and the Consumer Price Index, February 1, 1994 to September 30, 2003. On September 30, 2003, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 6.6 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.


Thornburg Florida Intermediate Fund Class A Total Returns, Since Inception, versus Merrill Lynch 7-12 Year Municipal
Index and Consumer Price Index (CPI)

ML Muni 7-12 yrs
 Fund A Shares
 CPI

Class A
Average Annual Total Returns (at max. offering price)
(periods ended 9/30/03)
One Year:                     .69%
Five Years:                  4.11%
From Inception (2/1/94):     4.82%


The Merrill Lynch 7-12 Year Municipal Bond Index representing a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.



TRUSTEES and Officers

Thornburg Florida Intermediate Municipal Fund

Name, Address         Position(s)       Term of      Principal                                Number of         Other
and Age (1)           Held with         Office       Occupation(s)                            Portfolios        Directorships
                      Fund (2)          and          During Past                              in Fund           Held by
                                        Length of    5 Years                                  Complex           Trustee or
                                        Time                                                  Overseen          Nominee for
                                        Served                                                by Trustee (2)    Trustee

Interested Trustees

Garrett               Chairman          Trustee      CEO, Chairman and controlling            Twelve            Director of
Thornburg,            of Trustees (3)   Since        shareholder of Thornburg                                   Thornburg Mortgage,
57                                      1987 (4)     Investment Management, Inc.                                Inc. (real estate
                                                     (investment adviser) and                                   investment trust)
                                                     Thornburg Securities
                                                     Corporation (securities dealer);
                                                     Chairman of Thornburg Limited
                                                     Term Municipal Fund, Inc.
                                                     (registered investment company);
                                                     CEO and Chairman of Thornburg
                                                     Mortgage, Inc. (real estate
                                                     investment trust); Chairman
                                                     of Thornburg Mortgage
                                                     Advisory Corporation (investment
                                                     manager to Thornburg Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee        President and Managing Director           Ten               None
47                  President (5)     Since          of Thornburg Investment
                                      2001;          Management, Inc.; President
                                      President      of Thornburg Limited Term
                                      Since 1997     Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee        Principal in Ater & Ater                  Ten               Director of
58                                    since          Associates, Santa Fe, New                                   Thornburg
                                      1994 (4)       Mexico (developer, planner                                  Mortgage, Inc.
                                                     and broker of residential and                               (real estate
                                                     commercial real estate); owner,                             investment trust)
                                                     developer and broker for
                                                     various real estate projects.

David D. Chase,     Trustee           Trustee        Chairman, President, CEO,                 Twelve            Director of
62                                    since          and General Partner of Vestor                               Thornburg
                                      2001 (4)       Partners, LP, Santa Fe, NM                                  Limited Term
                                                     (private equity fund); Chairman                             Municipal Fund,
                                                     and CEO of Vestor Holdings,                                 Inc.
                                                     Inc., Santa Fe, NM (merchant
                                                     bank).

Forrest S. Smith,   Trustee           Trustee        Trust and estate attorney in private      Ten               None
73                                    since          practice and shareholder, Catron, Catron
                                      1987 (4)       & Pottow, Santa Fe, NM (law firm).

James W. Weyhrauch, Trustee           Trustee        CEO and Vice Chairman,                    Ten               None
44                                    since          Nambe Mills, Inc., Santa Fe,
                                      1996 (4)       NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary         Secretary      Vice President, Secretary and             Not applicable    Not applicable
56                                    Since 1987     Managing Director, Thornburg
                                      (6)            Investment Management, Inc.;
                                                     Secretary, Thornburg Limited Term
                                                     Municipal Fund, Inc.; Secretary,
                                                     Thornburg Securities Corporation;
                                                     Vice President, Daily Tax Free
                                                     Income Fund, Inc. (registered
                                                     investment company).

Steven J. Bohlin,   Vice President,   Vice           Vice President and Managing               Not applicable    Not applicable
44                  Treasurer         President      Director of Thornburg Investment
                                      Since 1987;    Management, Inc.; Vice President
                                      Treasurer      of Thornburg Limited Term
                                      Since 1989     Municipal Fund, Inc.
                                      (6)

George Strickland,  Vice President    Vice           Vice President and Managing               Not applicable    Not applicable
40                                    President      Director of Thornburg Investment
                                      Since 1996     Management, Inc.; Vice President (and
                                      6)             Treasurer since 2003) of Thornburg Ltd
                                                     Term Municipal Fund, Inc.

William V. Fries,   Vice President    Vice           Managing Director of                      Not applicable   Not applicable
64                                    President      Thornburg Investment
                                      Since 1995     Management, Inc.
                                      (6)

Leigh Moiola,       Vice President    Vice           Vice President and Managing               Not applicable   Not applicable
36                                    President      Director of Thornburg Investment
                                      Since 2001     Management, Inc.; Vice President
                                      (6)            of Thornburg Limited Term
                                                     Municipal Fund, Inc. since 1999.

Kenneth Ziesenheim, Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
49                                    President      Investment Management, Inc.;
                                      Since 1995     President of Thornburg Securities
                                      (6)            Corporation; Vice President
                                                     of Thornburg Limited Term
                                                     Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
33                                    President      Investment Management, Inc.
                                      Since 2001     since 2000; Portfolio Manager,
                                      (6)            Insight Capital Research &
                                                     Management, Inc., Walnut Creek,
                                                     California 1995-2000.

Wendy Trevisani,    Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
32                                    President      Management, Inc. since 1999 and
                                      Since 1999     Vice President since 1999; Sales
                                      (6)            Representative, Salomon Smith
                                                     Barney 1996-1999.

Joshua Gonze,       Vice President    Vice           Associate (and Vice President             Not applicable   Not applicable
40                                    President      since 1999) of Thornburg
                                      Since 1999     Investment Management, Inc.;
                                      (6)            Vice President of Thornburg
                                                     Limited Term Municipal Fund, Inc.
                                                     since 2001.

Brad Kinkelaar,     Vice President    Vice           Associate Portfolio Manager of            Not applicable   Not applicable
35                                    President      Thornburg Investment Management,
                                      Since 1999     Inc. since 1999; Equity Investment
                                      (6)            Analyst, State Farm Insurance
                                                     Companies 1996-1999.

Kerry D. Lee,       Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
36                                    President      Management, Inc.; Vice President
                                      Since 1999     of Thornburg Limited Term
                                      (6)            Municipal Fund, Inc. since 1999.

Chris Ihlefeld,     Vice President    Vice           Vice President of Thornburg               Not applicable    Not applicable
33                                    President      Investment Management, Inc.;
                                      Since 2003     Vice President of Limited Term
                                      (4)            Municipal Fund, Inc. since 2003.

Leon Sandersfeld,   Vice President    Vice           Associate of Thornburg Investment         Not applicable    Not applicable
37                                    President      Management, Inc. since 2002;
                                      Since 2003     Senior Staff Accountant,
                                      (6)            Farm Bureau Life Insurance Co.
                                                     1998-2002.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2) The Fund is one of ten separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has ten active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment to the ten active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distribut or of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.

(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling
         1-800-847-0200.



PORTFOLIO PROXY VOTING

Policies and Procedures (Unaudited):

The Trust has delegated to Thornburg Investment Management, Inc. ("the Advisor") voting decisions respecting proxies for the Fund's voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1.800.847.0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Commencing November 30, 2004, information regarding how proxies were voted will be available on or before November 30 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

Thornburg Florida Intermediate Municipal Fund a shares
Outperformed Tax-Free Money Market Funds
(Unaudited)

Investors sometimes ask us to compare the returns of the Florida Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in Florida Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment 9/30/94 through 9/30/03 (after sales charge and fund expenses)

Tax-free Money Market Average CDA/Wiesenberger                $2,555

Thornburg Florida
Intermediate Municipal Fund                                   $5,762

The chart above is for the Fund's Class A Shares only. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, three years years, five years and since inception for each class of shares of the Fund.

Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for tax-exempt money funds as sourced from the "Tax-free Money Market Average CDA/Wiesenberger" for the months covered by this analysis. The increase for the Class A Shares of Florida Intermediate Municipal Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $11.78 per share and the ending NAV at $12.46 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above.

Note 2: This analysis does not take into account the effect, if any, caused by state and local income taxes. The portion of the increase, if any, of Florida Intermediate Municipal Fund representing appreciation of the share price is assumed to be taxed at a 15% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in this money fund average.

Note 3: Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Florida Intermediate Municipal Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of THFLX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. Florida Intermediate Municipal Fund also declares dividends daily and pays them monthly.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.







Thornburg International Value Fund

Annual Report
September 30, 2003

Letter to shareholders

Thornburg International Value Fund

October 28, 2003


William V. Fries, CFA
Portfolio Manager

Dear fellow shareholder:

It is my pleasure to report on the results of your investment in the Thornburg International Value Fund for the fiscal year ended September 30, 2003. It was a good year. Your Fund's investment performance exceeded its benchmark and likely exceeded the expectations of many investors, given the poor investment psychology in place at this time one year ago. The table below shows total return figures for the Thornburg International Value Fund A, B, and C share classes for year ended September 30, 2003, and also includes results for the three-year, five-year, and since-inception periods. Note that these returns are for investors who held shares for the entire periods shown, with the assumption that all dividends were reinvested in additional shares.

Total return performance as of 9/30/03
                                     A Shares                                                     B SHARES
                           Qtr Ended                              Since                Qtr Ended                       Since
                      YTD    9/30/03   1yr     3yrs      5yrs      Inc           YTD     9/30/03   1yr     3 Years      Inc
Net Asset Value .... 20.37%   9.85%   25.84%   (1.65)%   11.34%    6.59%        19.55%    9.57%   24.72%   (2.48)%     (3.20)%
Max. Offering Price  14.91%   4.91%   20.18%   (3.14)%   10.32%    5.68%        14.55%    4.57%   19.72%   (3.64)%     (4.18)%

                                     C Shares
                           Qtr Ended                              Since
                      YTD    9/30/03   1yr     3yrs      5yrs      Inc
Net Asset Value      19.59%   9.62%   24.74%   (2.52)%   10.35%    5.62%
Max. Offering Price  18.59%   8.62%   23.74%   (2.52)%   10.35%    5.62%



Total returns for periods greater than one year are annualized average Past performance cannot guarantee future results.
Inception of Class A and C shares: 5/28/98. Inception of Class B shares:
4/03/00.

The favorable result for the year was not achieved without our enduring considerable volatility and stress along the way. Doubts about economic recovery, terrorist attacks, the War in Iraq, and SARS were among factors that held down stock prices through March. The success of our military effort in Iraq sparked a relief rally that has extended through the present. Emerging market holdings, which accounted for 26.2% of the portfolio at fiscal year end, showed strong performance. The strength in the major currencies versus the Dollar favorably influenced performance in many markets, even with little favorable economic news from a few of the largest of these markets: Germany, France, and Japan.

Stock Market Performance-Major Countries

         Country              Index       Index    (12 mos. Ended Sept. 30)
                                      Performance      Adjusted to Dollars
         United Kingdom    (FTSE 100)     +8.77%           +14.72%
         France            (CAC 40)      +11.65            +32.05
         Germany           (DAX)         +13.55            +34.29
         Switzerland       (SMI)          +6.93            +19.70
         Japan             (NIKKEI 225)  +13.09            +25.12


Standout performers in the portfolio hailed from a number of geographies. The table on the next page lists the top ten stocks according to the degree to which they impacted the portfolio, and lists the country of domicile. Stock selection remains the core strategy at Thornburg Investment Management.

         Country             Company                   Industry

         Hungary            Gedeon Richter            Generic Drugs
         Taiwan             ASE Test                  Technology
         Hong Kong          ASM Pacific               Technology
         Russia             Mobile Telesystems        Communication Svcs.
         South Korea        Samsung Electronic        Technology
         Taiwan             Taiwan Semiconductor      Technology
         Germany            Depfa Bank                Financial Services
         Mexico             Wal-Mart de Mexico        Retail
         Canada             Rogers Communications     Media
         Germany            Deutsche Boerse           Financial Services

Concern about the value of the Dollar compared with that of other developed-world currencies has recently become a focus of U.S. investors. In mid-September, the economic ministers of the major industrialized nations, known as the Group of Eight, met in Dubai. Their jointly issued communique has roiled currency markets since. Essentially, the communique encouraged flexible exchange rate policies and has been interpreted as pointing to a non-interventionist/weak Dollar policy on the part of the U.S. Treasury. While this might make companies operating in the U.S. more formidable global competitors, the initial reaction of investors has been characterized by growing interest in international markets. The ultimate impact of this development is complex and opaque and may already be factored into stock valuations. Our most recent investments have taken this development into consideration, not as an issue to which to react, but more as a consideration of which to be aware. The table below lists recent equity purchases. For a commentary on each holding in the portfolio, please go to our website, www.thornburg.com, and click on Mutual Funds, followed by a click on International Value Fund Holdings Commentary.

New Holdings During the fiscal year

Bank of Ireland                             Boskalis Westminster Groep NV
Hugo Boss AG                                Chunghwa Telecom Co. Ltd.  ADR
Depfa Bank                                  Doctor Reddys Laboratories Ltd. ADR
FamilyMart Co. Ltd. ADR                     HSBC Holdings Plc ADR
MMC Norilsk Nickel ADR                      Kimberly Clark de Mexico
Kingfisher LLC                              Magna International Inc.
Mobile Telesystems                          NEC Electronics Corp. ADR +
Nippon Telegraph and Telephone Corp.        Pearson Plc
Promotora De Informaciones                  Rogers Communications Inc.
Shaw Communications                         STMicroelectronics NV
Swiss Reinsurance                           Vodafone Group Plc
Vodafone Group Plc ADR

We appear to be at a critical juncture in both economic development and equity market performance. Expectations for continued growth in both the U.S. and abroad are widely accepted. The less-developed Asian and Eastern European economies continue robust growth. The U.K. and smaller economies in Europe continue with modest expansion. The major continental economies of Germany and France, however, are straining under absence of growth, inflexible labor laws, and heavy transfer payments. Debt levels in both countries are expected to exceed the 3% guideline set by the European Union as a percent of GDP. Japan is showing signs of economic life with more candid recognition of bad debt problems in the banking system. The strongest companies there remain those oriented towards exports, where a weaker Dollar could dampen profitability.

TOP INDUSTRIES

                  9/30/2003                        9/30/2002

         15.2%    Technology               12.6%     Energy
         9.3%     Telecommunications        9.9%     Retail
         8.5%     Pharmaceuticals & Biotech 9.8%     Autos & Components
         7.9%     Autos & Components        9.5%     Food, Bev., & Tobacco
         7.6%     Diversified Financials    8.4%     Banking

Percentages and holdings can and do vary over time.

Much of the stock market gains realized since last Fall reflect a return of investor confidence. Gains from this point forward will likely focus more on profit improvement. Recent stock purchase activity in your Fund has focused on companies in which this improvement is a reliable prospect. The effect of recent portfolio changes is shown in the table to the left; it compares economic sector exposure with that of one year ago.

There was considerable change in sector participation from last year. Technology, telecommunications and pharmaceuticals replaced energy, retail and autos as top sector holdings. Recent purchases, such as NEC Electronics Corp. and STMicroelectronics NV, contributed to the increase in the technology sector, as did good performance from existing holdings. The increase in telecommunications was mostly due to portfolio additions: Mobile Telesystems (a Russian cellular service), NTT DoCoMo Inc., Vodafone Group Plc, and Chunghwa Telecom Co. LTD (a Taiwanese firm). The addition of Dr. Reddy's Laboratories Ltd. (an Indian generic drugs maker) boosted the Pharmaceutical sector's performance, as did good performance at Gedeon Richter (a Hungarian generic drug developer and manufacturer).

                  9/30/    9/30/
                  2003     2002
U.K.              15.6%    17.6%
Germany           13.2%    12.3%
Japan             12.2%     6.7%
Switzerland        8.2%    12.2%
Taiwan             5.4%     2.2%
Canada             5.3%     0.4%
Korea              4.5%     5.0%
Hungary            4.4%     7.1%
France             4.1%     0.2%
Russia             3.9%      -
Mexico             3.6%     5.3%
Netherlands        2.8%     2.3%
Ireland            2.7%     3.0%
Sweden             2.0%     3.5%
India              1.9%      -
Spain              1.9%     3.1%
Italy              1.7%     3.1%
Brazil             1.5%     1.4%
Hong Kong          1.3%     0.7%
China              1.0%     5.6%
Cash               2.8%      -

*  Percentages and holdings can and do vary over time.

The changes in geographic diversification since September 30, 2002 are reflected in the table on the right. While the U.K., Germany, and Switzerland continue to account for over 35% of the portfolio, Japan holding increased significantly and now accounts for over 12% of country holdings. Canada and Taiwan increased materially and Russia and India represent new holdings in emerging markets. Total exposure to emerging markets rose to 26.2% compared with 21% at September 30, 2002.

The outlook for foreign equities appears to be more appealing to many U.S. investors at this time. With or without help from currency movements, we remain focused on the capital appreciation potential of our international portfolio.

Thank you for investing with us, and for your trust and confidence.

Sincerely,

William V. Fries, CFA
Portfolio Manager

Statement of assets and liabilities

Thornburg International Value Fund

September 30, 2003

ASSETS
Investments at value (cost $162,209,144) ..................................................   $ 191,306,767
Cash ......................................................................................       1,694,784
Cash denominated in foreign currency (cost $2,155,823) ....................................       2,180,155
Receivable for securities sold ............................................................         112,629
Receivable for fund shares sold ...........................................................       1,115,500
Dividends receivable ......................................................................         560,205
Unrealized gain on forward exchange contracts (Note 6) ....................................         195,279
Prepaid expenses and other assets .........................................................          26,302

                  Total Assets ............................................................     197,191,621

LIABILITIES
Payable for securities purchased ..........................................................       2,395,263
Payable for fund shares redeemed ..........................................................         159,795
Payable to investment advisor (Note 3) ....................................................         121,110
Unrealized loss on forward exchange contracts (Note 6) ....................................       1,038,606
Accounts payable and accrued expenses .....................................................         186,749

                  Total Liabilities .......................................................       3,901,523

NET ASSETS ................................................................................   $ 193,290,098

NET ASSETS CONSIST OF:
         Undistributed net investment income (loss) .......................................   $    (938,279)
         Net unrealized appreciation (depreciation) .......................................      28,268,749
         Accumulated net realized gain (loss) .............................................     (24,447,406)
         Net capital paid in on shares of beneficial interest .............................     190,407,034

                                                                                              $ 193,290,098
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
   ($97,990,560 applicable to 6,554,833 shares of beneficial interest outstanding - Note 4)   $       14.95

Maximum sales charge, 4.50% of offering price .............................................            0.70
Maximum Offering Price Per Share ..........................................................   $       15.65

Class B Shares:
Net asset value and offering price per share *
   ($6,345,848 applicable to 439,870 shares of beneficial interest outstanding - Note 4) ..   $       14.43

Class C Shares:
Net asset value and offering price per share*
   ($55,443,028 applicable to 3,832,367 shares of beneficial interest outstanding - Note 4)   $       14.47

Class I Shares:
Net asset value, offering and redemption price per share
   ($33,510,580 applicable to 2,215,249 shares of beneficial interest outstanding - Note 4)   $       15.13

Class R-1 Shares:
Net asset value, offering and redemption price per share
   ($82 applicable to 5 shares of beneficial interest outstanding - Note 4) ...............   $       15.01

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements


Statement of Operations

Thornburg International Value Fund

Year Ended September 30, 2003

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $348,891) ..... $  3,042,793
Interest income .................................................       62,339

                  Total Income ..................................    3,105,132

EXPENSES
Investment advisory fees (Note 3) ...............................    1,332,485
Administration fees (Note 3)
         Class A Shares .........................................       96,791
         Class B Shares .........................................        6,663
         Class C Shares .........................................       56,177
         Class I Shares .........................................       12,290
Distribution and service fees (Note 3)
         Class A Shares .........................................      193,581
         Class B Shares .........................................       53,301
         Class C Shares .........................................      449,416
Transfer agent fees
         Class A Shares .........................................      154,426
         Class B Shares .........................................       26,414
         Class C Shares .........................................      104,368
         Class I Shares .........................................       21,442
         Class R-1 Shares .......................................          760
Registration & filing fees
         Class A Shares .........................................       11,518
         Class B Shares .........................................        7,613
         Class C Shares .........................................        8,905
         Class I Shares .........................................        9,798
         Class R-1 Shares .......................................        3,918
Custodian fees (Note 3) .........................................      157,393
Professional fees ...............................................       34,594
Accounting fees .................................................       10,064
Trustee fees ....................................................        3,434
Other expenses ..................................................      102,915

                  Total Expenses ................................    2,858,266

Less:
         Expenses reimbursed by investment advisor (Note 3) .....      (69,262)
         Management fees waived by investment advisor (Note 3) ..     (127,717)
         Expenses paid indirectly (Note 3) ......................       (4,493)

                  Net Expenses ..................................    2,656,794

                  Net Investment Income ......................... $    448,338



REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
         Investments ............................................ $(10,510,164)
         Foreign currency transactions ..........................   (1,481,324)

                                                                   (11,991,488)

Net change in unrealized appreciation (depreciation) on:
         Investments ............................................   47,546,373
         Foreign currency translation ...........................   (1,434,310)

                                                                    46,112,063
                  Net Realized and Unrealized
                     Gain (Loss) on Investments .................   34,120,575

                  Net Increase (Decrease) in Net Assets Resulting
                     from Operations ............................ $ 34,568,913


See notes to financial statements.


Statements of Changes in net assets

Thornburg International Value Fund

                                                                  Year Ended        Year Ended
                                                             September 30, 2003  September 30, 2002


INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss) ................................   $     448,338    $      10,427
Net realized gain (loss) on investments and foreign currency
   transactions .............................................     (11,991,488)     (13,380,286)
Increase (Decrease) in unrealized appreciation (depreciation)
   on investments and foreign currency translation ..........      46,112,063        1,888,896

                  Net Increase (Decrease) in Net Assets
                     Resulting from Operations ..............      34,568,913      (11,480,963)


FUND SHARE TRANSACTIONS - (NOTE 4)
         Class A Shares .....................................      11,087,620       18,256,217
         Class B Shares .....................................         485,325        2,719,253
         Class C Shares .....................................       5,432,349       17,418,518
         Class I Shares .....................................       8,371,956        9,679,423
         Class R-1 Shares ...................................              75                0

                  Net Increase (Decrease) in Net Assets .....      59,946,238       36,592,448
NET ASSETS:
                  Beginning of year .........................     133,343,860       96,751,412

                  End of year ...............................   $ 193,290,098    $ 133,343,860


See notes to financial statements.


Notes to financial statements

Thornburg International Value Fund

September 30, 2003

NOTE 1 - ORGANIZATION
Thornburg International Value Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I) and Retirement Class (Class R-1) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R-1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Funds are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2003, these fees were payable at annual rates ranging from ..875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. For the year ended September 30, 2003, the Advisor voluntarily waived investment advisory fees of $64,940 for Class A shares, $4,471 for Class B shares, $37,689 for Class C shares, $20,617 for Class I shares, and $0 for Class R-1 shares. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $19,884 for Class B shares, $1,170 for Class C shares, $43,530 for Class I shares, and $4,678 for Class R-1 shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the year ended September 30, 2003, the Distributor has advised the Fund that it earned net commissions aggregating $18,254 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $7,776 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund's Class B, Class C and Class R-1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C and Class R-1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class B, Class C and Class R-1 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2003 are set forth in the statement of operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended September 30, 2003 fees paid indirectly were $4,493.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.


NOTE 4 - SHARES OF BENEFICIAL INTEREST
At September 30, 2003, there were an unlimited number of shares of beneficial interest authorized. Sales of Class R-1 shares commenced July 1, 2003.
Transactions in shares of beneficial interest were as follows:

                                               Year Ended                     Year Ended
                                          September 30, 2003              September 30, 2002

                                          Shares         Amount           Shares         Amount
Class A Shares
Shares sold .......................      3,378,754    $ 44,006,739       3,801,273    $ 52,564,406
Shares repurchased** ..............     (2,671,582)    (32,919,119)     (2,520,422)    (34,308,189)

Net Increase (Decrease) ...........        707,172    $ 11,087,620       1,280,851    $ 18,256,217

** The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2002 and September 30, 2003, $118,644 and $55,020 were netted in the amount reported for shares repurchased .......................

Class B Shares
Shares sold .......................        136,594    $  1,695,976         367,883    $  5,086,178
Shares repurchased ................       (100,676)     (1,210,651)       (175,295)     (2,366,925)

Net Increase (Decrease) ...........         35,918    $    485,325         192,588    $  2,719,253

Class C Shares
Shares sold .......................      1,397,752    $ 17,554,897       1,995,189    $ 26,837,191
Shares repurchased ................     (1,014,225)    (12,122,548)       (713,915)     (9,418,673)

Net Increase (Decrease) ...........        383,527    $  5,432,349       1,281,274    $ 17,418,518

Class I Shares
Shares sold .......................      1,169,448    $ 15,121,898         895,191    $ 12,425,312
Shares repurchased** ..............       (558,936)     (6,749,942)       (197,922)     (2,745,889)

Net Increase (Decrease) ...........        610,512    $  8,371,956         697,269    $  9,679,423

** The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2002 and September 30, 2003, $160 and $7,078 were netted in the amount reported for shares repurchased .......................

Class R-1 Shares
Shares sold .......................              5    $         75            --      $       --
Shares repurchased ................           --              --              --              --

Net Increase (Decrease) ...........              5    $         75            --      $       --




NOTE 5 - SECURITIES TRANSACTIONS
For the year ended September 30, 2003, the Fund had purchase and sale transactions of investment securities (excluding short term securities) of $111,368,600 and $85,040,239, respectively.


NOTE 6 - INCOME TAXES
At September 30, 2003, information on the tax components
of capital is as follows:
Cost of investments for tax purpose           $      162,414,612

Gross tax unrealized appreciation             $       33,374,157
Gross tax unrealized depreciation                     (4,482,002)
Net tax unrealized appreciation
   (depreciation) on investments              $       28,892,155


At September 30, 2003, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
         2007     $        119,008
         2008              272,996
         2009              917,688
         2010            3,523,281
         2011            9,267,675
                        14,100,648

As of September 30, 2003 the Fund had deferred currency and capital losses occurring subsequent to October 31, 2002 of $1,725,498 and $10,141,290, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2004.

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used in future years, capital gain distributions may be reduced to the extent provided by regulations.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatments of wash sale losses, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

NOTE 7 - FINANCIAL INSTRUMENTS WITH
OFF-BALANCE SHEET RISK
During the year ended September 30, 2003, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.





CONTRACTS TO SELL:

   21,500,000     Euro Dollar for 24,258,450 USD, January 26, 2004  $  (714,428)
  700,000,000     Japanese Yen for 6,048,561 USD, March 19, 2004       (268,069)
3,450,000,000     S. Korean Won for 2,910,164 USD, March 22, 2004       (56,109)

Unrealized loss from forward
   exchange contracts.                                               (1,038,606)

  31,650,000      Mexican Peso for 2,920,167 USD, December 18, 2003      62,362
  32,500,000      Mexican Peso for 3,038,519 USD, January 9, 2004       112,489
  12,000,000      Mexican Peso for 1,094,990 USD, February 19, 2004      20,428

Unrealized gain from forward
   exchange contracts.                                                  195,279

Net unrealized gain (loss) from forward
   exchange contracts                                               $  (843,327)


Financial highlights

                                                                                    Year Ended September 30,

                                                                   2003         2002          2001          2000         1999
Class A Shares:
Per Share Performance
(for a share outstanding throughout the year)+

Net asset value, beginning of year .......................   $     11.88  $     12.37    $     16.64  $     12.95  $      9.79

Income from investment operations:
    Net investment income ................................          0.06         0.03           0.03         0.44         0.12
    Net realized and unrealized
      gain (loss) on investments .........................          3.00        (0.54)         (3.39)        4.03         3.18
Total from investment operations .........................          3.06        (0.51)         (3.36)        4.47         3.30

Redemption fees added to paid in capital .................          0.01         0.02            --           --           --
Less dividends from:
    Net investment income ................................           --           --           (0.86)       (0.78)       (0.14)
    Return of Capital ....................................           --           --           (0.05)         --           --
Total dividends ..........................................           --           --           (0.91)       (0.78)       (0.14)

Change in net asset value ................................          3.07        (0.49)         (4.27)        3.69         3.16

Net asset value, end of year .............................   $     14.95  $     11.88    $     12.37  $     16.64  $     12.95

Total return (a) .........................................         25.84%       (3.96)%       (21.28)%      34.42%       33.79%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ................................          0.44%        0.19%          0.22%        2.61%        1.07%
    Expenses, after expense reductions ...................          1.59%        1.57%          1.54%        1.53%        1.63%
    Expenses, after expense reductions
      and net of custody credits .........................          1.59%        1.57%       --           --           --
    Expenses, before expense reductions ..................          1.67%        1.60%          1.56%        1.55%        1.93%

Portfolio turnover rate ..................................         58.35%       28.39%         61.05%       86.13%       58.09%

Net assets at end of year (000) .........................   $     97,991  $    69,490   $     56,507   $   76,070  $    23,202

(a) Sales loads are not reflected in computing total return. + Based on weighted average shares outstanding .............................


Thornburg International Value Fund

                                                                         Year Ended September 30,               Period Ended
                                                                                                                September 30,
                                                                    2003           2002           2001            2000 (b)
Class B Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period ....................   $       11.57  $       12.16    $       16.44  $       17.62

Income from investment operations:
    Net investment income (loss) ........................           (0.04)         (0.08)           (0.06)          0.14
    Net realized and unrealized
      gain (loss) on investments ........................            2.90          (0.51)           (3.36)         (0.79)
Total from investment operations ........................            2.86          (0.59)           (3.42)         (0.65)

Less dividends from:
    Net investment income ...............................            --               --            (0.82)         (0.53)
    Return of Capital ...................................            --               --            (0.04)           --
Total dividends .........................................            --               --            (0.86)         (0.53)

Change in net asset value ...............................            2.86          (0.59)           (4.28)         (1.18)

Net asset value, end of period ..........................   $       14.43  $       11.57    $       12.16    $     16.44

Total return (c) ........................................           24.72%         (4.85)%         (21.86)%        (3.73)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income (loss) ........................           (0.32)%        (0.58)%          (0.39)%         1.63% (a)
    Expenses, after expense reductions ..................            2.38%          2.39%            2.40%          2.38% (a)
    Expenses, after expense reductions
      and net of custody credits ........................            2.38%          2.39%             --             --
    Expenses, before expense reductions .................            2.84%          2.88%            3.62%          6.08% (a)

Portfolio turnover rate .................................           58.35%         28.39%           61.05%         86.13%

Net assets at end of period (000) .......................    $       6,346   $      4,672   $        2,570   $      1,270

(a) Annualized ..........................................
(b) Effective date of Class B Shares was April 3, 2000. (c) Total return is not annualized for periods less than one year. + Based on weighted average shares outstanding .............................................


Thornburg International Value Fund

                                                                                      Year Ended September 30,

                                                                    2003          2002           2001         2000         1999
Class C Shares:
Per Share Performance
(for a share outstanding throughout the year)+

Net asset value, beginning of year ........................   $      11.60  $      12.19    $     16.49  $     12.88  $      9.77

Income from investment operations:
    Net investment income (loss) ..........................          (0.04)        (0.08)         (0.08)        0.38         0.04
    Net realized and unrealized
      gain (loss) on investments ..........................           2.91         (0.51)         (3.37)        3.91         3.14
Total from investment operations ..........................           2.87         (0.59)         (3.45)        4.29         3.18

Less dividends from:
    Net investment income .................................           --            --            (0.81)       (0.68)       (0.07)
    Return of Capital .....................................           --            --            (0.04)         --           --
Total dividends ...........................................           --            --            (0.85)       (0.68)       (0.07)

Change in net asset value .................................           2.87         (0.59)         (4.30)        3.61         3.11

Net asset value, end of year ..............................   $      14.47  $      11.60    $     12.19  $     16.49  $     12.88

Total return ..............................................          24.74%        (4.84)%       (21.96)%      33.20%       32.59%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income (loss) ..........................          (0.31)%       (0.62)%        (0.51)%       2.25%        0.11%
    Expenses, after expense reductions ....................           2.37%         2.36%          2.37%        2.37%        2.38%
    Expenses, after expense reductions
      and net of custody credits ..........................           2.37%         2.36%           --           --           --
    Expenses, before expense reductions ...................           2.45%         2.36%          2.39%        2.43%        3.63%

Portfolio turnover rate ...................................          58.35%        28.39%         61.05%       86.13%       58.09%

Net assets at end of year (000) ..........................    $      55,443  $     39,995  $      26,426  $    26,120 $      3,235

+ Based on weighted average shares outstanding ............


Thornburg International Value Fund

                                                                           Year Ended                           Period Ended
                                                                          September 30,                         September 30,
                                                                      2003           2002                          2001(b)
Class I Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period ......................   $       11.96  $       12.40                  $      14.63

Income from investment operations:
    Net investment income .................................            0.14           0.10                          0.11
    Net realized and unrealized
      gain (loss) on investments ..........................            3.03          (0.54)                        (2.21)
Total from investment operations ..........................            3.17          (0.44)                        (2.10)

Less dividends from:
    Net investment income .................................            --             --                           (0.08)
    In excess of net investment income ....................            --             --                           (0.05)
Total dividends ...........................................            --             --                           (0.13)

Change in net asset value .................................            3.17          (0.44)                        (2.23)

Net asset value, end of period ............................   $       15.13  $       11.96                 $       12.40

Total return (c) ..........................................           26.51%         (3.55)%                      (14.50)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income .................................            1.07%          0.71%                         1.57%(a)
    Expenses, after expense reductions ....................            0.99%          0.99%                         0.97%(a)
    Expenses, after expense reductions
      and net of custody credits ..........................            0.99%          0.99%                          --
    Expenses, before expense reductions ...................            1.25%          1.28%                         1.38%(a)

Portfolio turnover rate ...................................           58.35%         28.39%                         61.05%

Net assets at end of period (000) .........................    $      33,511  $      19,187                 $       11,249

(a) Annualized ............................................
(b) Effective date of Class I Shares was March 30, 2001.
(c) Total return is not annualized for periods less than one year. + Based on weighted average shares outstanding

                                                              Period Ended
                                                              September 30,
                                                                 2003(c)
Class R-1 Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period ......................   $       13.59

Income from investment operations:
    Net investment income .................................            0.02
    Net realized and unrealized
      gain (loss) on investments ..........................            1.40
Total from investment operations ..........................            1.42

Less dividends from:
    Net investment income .................................            --

Change in net asset value .................................            1.42

Net asset value, end of period ............................   $       15.01

Total return (a) ..........................................           10.45%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income .................................            0.65%(b)
    Expenses, after expense reductions ....................            1.60%(b)
    Expenses, after expense reductions
      and net of custody credits ..........................            1.60%(b)
    Expenses, before expense reductions ...................       30,451.98%(b)*

Portfolio turnover rate ...................................           58.35%
Net assets at end of period (000) .........................    $     --     (d)

(a) Total return is not annualized for periods less than one year.
(b) Annualized.
(c) Effective date of Class R-1 Shares was July 1, 2003.
(d) Net assets at end of year were less than $1,000.
 * Due to the size of net assets and fixed expenses, ratios may appear disproportionate

Schedule of investments

Thornburg International Value Fund

September 30, 2003

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640,
CLASS I - 885-215-566, CLASS R-1 - 885-215-525

NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX, CLASS R-1 - TGVRX

                                                       Shares          Value

COMMON STOCKS-98.40%
AUTOMOBILES & COMPONENTS (7.90%)
Bayerische Motoren Werke AG .....................        79,705   $  3,013,704
Hyundai Motor Co. ...............................       268,500      3,893,250
Magna International Inc. ........................        46,500      3,354,975
Toyota Motor Corp. ..............................       162,900      4,795,692

BANKS (6.80%)
Bank of Ireland .................................       440,500      5,286,686
Depfa Bank PLC ..................................        37,900      3,679,942
OTP Bank RT + ...................................       172,300      4,085,681

CAPITAL GOODS (5.30%)
Boskalis Westminster Groep NV ...................        81,380      1,916,392
Embraer Brasileira de Aeronaut ..................       295,895      1,517,644
Embraer Brasileira de Aeronaut ADR 61,055 .......     1,288,260
IHC Caland NV ...................................        66,800      3,440,322
Muhlbauer Holding AG ............................        85,412      1,871,014

CONSUMER DURABLES & APPAREL (5.60%)
Burberry Group PLC ..............................       680,083      3,679,675
Hugo Boss AG ....................................       206,123      3,734,713
Merloni Elettrodomestici S.P.A ..................       230,200      3,374,320

DIVERSIFIED FINANCIALS (7.60%)
Deutsche Boerse AG ..............................       108,124      5,518,189
Euronext NV .....................................       217,260      5,293,393
HSBC Holdings PLC ADR ...........................        55,200      3,643,200

ENERGY (3.00%)
BP Amoco ........................................        91,400      3,847,940
CNOOC Ltd. ......................................        53,600      1,842,232

FOOD BEVERAGE & TOBACCO (3.90%)
Cadbury Schweppes PLC ...........................       595,200      3,660,675
Swedish Match AB ................................       498,078      3,792,700

FOOD & DRUG RETAILING (2.40%)
Tesco PLC .......................................     1,156,590      4,633,327

HOUSEHOLD & PERSONAL PRODUCTS (1.70%)
Kimberly Clark de Mexico ........................     1,313,300      3,183,215

INSURANCE (2.00%)
Swiss Reinsurance ...............................        60,700      3,858,714

MATERIALS (3.80%)
Givaudan AG .....................................         9,500      4,023,716
MMC Norilsk Nickel ADR ..........................        67,100      3,304,675

MEDIA (6.80%)
Pearson PLC .....................................       260,000      2,464,536
Promotora De Informaciones ......................       336,088      3,575,396
Rogers Communications Inc. + ....................       209,300      3,208,078
Shaw Communications .............................       305,900      3,726,068

PHARMACEUTICALS & BIOTECHNOLOGY (8.50%)
Bachem Holding AG ...............................        63,188   $  3,054,549
Doctor Reddy's Laboratories Ltd. ADR ............       159,200      3,733,240
Gedeon Richter RT ...............................        47,043      4,561,308
Novartis AG .....................................       127,100      4,936,564

RETAILING (5.80%)
FamilyMart Co. Ltd. ADR .........................       161,200      3,508,594
Kingfisher LLC ..................................       849,075      3,683,690
Wal-Mart de Mexico ..............................     1,341,400      3,885,729

TECHNOLOGY - HARDWARE & EQUIPMENT (15.20%)
ASE Test Ltd.+ ..................................       518,600      4,506,634
ASM Pacific Technology ..........................       728,600      2,464,919
Canon Inc. ......................................        85,000      4,165,507
NEC Electronics Corp.  ADR + ....................        66,700      4,567,796
Pfeiffer Vacuum Technology AG ...................        82,002      2,482,355
Samsung Electronics Co. Ltd. ....................        14,200      4,839,717
STMicroelectronics NV ...........................       109,200      2,640,226
Taiwan Semiconductor + ..........................     1,763,467      3,476,744

TELECOMMUNICATION SERVICES (9.30%)
Chunghwa Telecom Co. Ltd.  ADR ..................       175,700      2,461,557
Mobile Telesystems ..............................        56,900      4,184,995
Nippon Telegraph and Telephone Corp. ............           747      3,392,559
NTT DoCoMo Inc. .................................         1,300      3,185,388
Vodafone Group PLC ..............................       862,500      1,720,430
Vodafone Group PLC ADR ..........................       144,700      2,930,175

TRANSPORTATION (2.80%)
Fraport AG + ....................................       200,000      5,415,848

TOTAL COMMON STOCKS (Cost $159,209,225) .........                  188,306,848

SHORT TERM INVESTMENTS-1.60%
International Business Machines, 0.97%
due 10/2/2003                                         3,000,000      2,999,919

TOTAL SHORT TERM INVESTMENTS (Cost $2,999,919) .. .                  2,999,919


TOTAL INVESTMENTS (100%) (Cost $162,209,144) .......            $  191,306,767

+ Non-income producing.
See notes to financial statements.

Report of Independent auditors

Thornburg International Value Fund

September 30, 2003

To the Trustees and Shareholders of
Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 7, 2003




index comparisons

Thornburg International Value Fund

September 30, 2003

Index Comparison
The charts below compare performance of Thornburg International Value Fund and the Morgan Stanley Capital International (M.S.C.I.) Europe, Australia and Far East Index (E.A.F.E.) for the period May 31, 1998 to September 30, 2003. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg International Value Fund Class A Total Returns,
Since 5/31/98, versus MSCI EAFE Index

Fund A Shares
 MSCI EAFE

Class A Shares Average Annual Total Returns
(at max. offering price) (periods ending 9/30/03)
1 Year:                                    20.18%
3 Years:                                   (3.14)%
5 Years:                                   10.32%
From Inception (05/28/98):                  5.68%

Thornburg International Value Fund Class C Total Returns,
Since 5/31/98, versus MSCI EAFE Index

Fund C Shares
 MSCI EAFE

Class C Shares
Average Annual Total Returns (periods ending 9/30/03)
1 Year:                                    23.74%
3 Years:                                   (2.52)%
5 Years:                                   10.35%
From Inception (05/28/98):                  5.62%

The Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East Index ("EAFE") is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated separately; without dividends, with gross dividends reinvested and estimated tax withheld, and with gross dividends reinvested, in both U.S. Dollars and local currency.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.


TRUSTEES and Officers

Thornburg International Value Fund

Name, Address         Position(s)       Term of      Principal                                Number of         Other
and Age (1)           Held with         Office       Occupation(s)                            Portfolios        Directorships
                      Fund (2)          and          During Past                              in Fund           Held by
                                        Length of    5 Years                                  Complex           Trustee or
                                        Time                                                  Overseen          Nominee for
                                        Served                                                by Trustee (2)    Trustee

Interested Trustees

Garrett               Chairman          Trustee      CEO, Chairman and controlling            Twelve            Director of
Thornburg,            of Trustees (3)   Since        shareholder of Thornburg                                   Thornburg Mortgage,
57                                      1987 (4)     Investment Management, Inc.                                Inc. (real estate
                                                     (investment adviser) and                                   investment trust)
                                                     Thornburg Securities
                                                     Corporation (securities dealer);
                                                     Chairman of Thornburg Limited
                                                     Term Municipal Fund, Inc.
                                                     (registered investment company);
                                                     CEO and Chairman of Thornburg
                                                     Mortgage, Inc. (real estate
                                                     investment trust); Chairman
                                                     of Thornburg Mortgage
                                                     Advisory Corporation (investment
                                                     manager to Thornburg Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee        President and Managing Director           Ten               None
47                  President (5)     Since          of Thornburg Investment
                                      2001;          Management, Inc.; President
                                      President      of Thornburg Limited Term
                                      Since 1997     Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee        Principal in Ater & Ater                  Ten               Director of
58                                    since          Associates, Santa Fe, New                                   Thornburg
                                      1994 (4)       Mexico (developer, planner                                  Mortgage, Inc.
                                                     and broker of residential and                               (real estate
                                                     commercial real estate); owner,                             investment trust)
                                                     developer and broker for
                                                     various real estate projects.

David D. Chase,     Trustee           Trustee        Chairman, President, CEO,                 Twelve            Director of
62                                    since          and General Partner of Vestor                               Thornburg
                                      2001 (4)       Partners, LP, Santa Fe, NM                                  Limited Term
                                                     (private equity fund); Chairman                             Municipal Fund,
                                                     and CEO of Vestor Holdings,                                 Inc.
                                                     Inc., Santa Fe, NM (merchant
                                                     bank).

Forrest S. Smith,   Trustee           Trustee        Trust and estate attorney in private      Ten               None
73                                    since          practice and shareholder, Catron, Catron
                                      1987 (4)       & Pottow, Santa Fe, NM (law firm).

James W. Weyhrauch, Trustee           Trustee        CEO and Vice Chairman,                    Ten               None
44                                    since          Nambe Mills, Inc., Santa Fe,
                                      1996 (4)       NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary         Secretary      Vice President, Secretary and             Not applicable    Not applicable
56                                    Since 1987     Managing Director, Thornburg
                                      (6)            Investment Management, Inc.;
                                                     Secretary, Thornburg Limited Term
                                                     Municipal Fund, Inc.; Secretary,
                                                     Thornburg Securities Corporation;
                                                     Vice President, Daily Tax Free
                                                     Income Fund, Inc. (registered
                                                     investment company).

Steven J. Bohlin,   Vice President,   Vice           Vice President and Managing               Not applicable    Not applicable
44                  Treasurer         President      Director of Thornburg Investment
                                      Since 1987;    Management, Inc.; Vice President
                                      Treasurer      of Thornburg Limited Term
                                      Since 1989     Municipal Fund, Inc.
                                      (6)

George Strickland,  Vice President    Vice           Vice President and Managing               Not applicable    Not applicable
40                                    President      Director of Thornburg Investment
                                      Since 1996     Management, Inc.; Vice President (and
                                      6)             Treasurer since 2003) of Thornburg Ltd
                                                     Term Municipal Fund, Inc.

William V. Fries,   Vice President    Vice           Managing Director of                      Not applicable   Not applicable
64                                    President      Thornburg Investment
                                      Since 1995     Management, Inc.
                                      (6)

Leigh Moiola,       Vice President    Vice           Vice President and Managing               Not applicable   Not applicable
36                                    President      Director of Thornburg Investment
                                      Since 2001     Management, Inc.; Vice President
                                      (6)            of Thornburg Limited Term
                                                     Municipal Fund, Inc. since 1999.

Kenneth Ziesenheim, Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
49                                    President      Investment Management, Inc.;
                                      Since 1995     President of Thornburg Securities
                                      (6)            Corporation; Vice President
                                                     of Thornburg Limited Term
                                                     Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
33                                    President      Investment Management, Inc.
                                      Since 2001     since 2000; Portfolio Manager,
                                      (6)            Insight Capital Research &
                                                     Management, Inc., Walnut Creek,
                                                     California 1995-2000.

Wendy Trevisani,    Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
32                                    President      Management, Inc. since 1999 and
                                      Since 1999     Vice President since 1999; Sales
                                      (6)            Representative, Salomon Smith
                                                     Barney 1996-1999.

Joshua Gonze,       Vice President    Vice           Associate (and Vice President             Not applicable   Not applicable
40                                    President      since 1999) of Thornburg
                                      Since 1999     Investment Management, Inc.;
                                      (6)            Vice President of Thornburg
                                                     Limited Term Municipal Fund, Inc.
                                                     since 2001.

Brad Kinkelaar,     Vice President    Vice           Associate Portfolio Manager of            Not applicable   Not applicable
35                                    President      Thornburg Investment Management,
                                      Since 1999     Inc. since 1999; Equity Investment
                                      (6)            Analyst, State Farm Insurance
                                                     Companies 1996-1999.

Kerry D. Lee,       Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
36                                    President      Management, Inc.; Vice President
                                      Since 1999     of Thornburg Limited Term
                                      (6)            Municipal Fund, Inc. since 1999.

Chris Ihlefeld,     Vice President    Vice           Vice President of Thornburg               Not applicable    Not applicable
33                                    President      Investment Management, Inc.;
                                      Since 2003     Vice President of Limited Term
                                      (4)            Municipal Fund, Inc. since 2003.

Leon Sandersfeld,   Vice President    Vice           Associate of Thornburg Investment         Not applicable    Not applicable
37                                    President      Management, Inc. since 2002;
                                      Since 2003     Senior Staff Accountant,
                                      (6)            Farm Bureau Life Insurance Co.
                                                     1998-2002.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2) The Fund is one of ten separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has ten active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment to the ten active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distribut or of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.

(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling
         1-800-847-0200.

PORTFOLIO PROXY VOTING

Policies and Procedures (Unaudited):

The Trust has delegated to Thornburg Investment Management, Inc. ("the Advisor") voting decisions respecting proxies for the Fund's voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1.800.847.0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Commencing November 30, 2004, information regarding how proxies were voted will be available on or before November 30 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.



Thornburg International Value Fund  I Shares

Annual Report
September 30, 2003

Letter to shareholders


William V. Fries, CFA
Portfolio Manager

Dear fellow shareholder:

It is my pleasure to report on the results of your investment in the Thornburg International Value Fund for the fiscal year ended September 30, 2003. It was a good year. Your Fund's investment performance exceeded its benchmark and likely exceeded the expectations of many investors, given the poor investment psychology in place at this time one year ago. The table below shows total return figures for the Thornburg International Value Fund I share class for year ended September 30, 2003, and also includes results for the most recent quarter, one-year, and since-inception periods. Note that these returns are for investors who held shares for the entire periods shown, with the assumption that all dividends were reinvested in additional shares.

Total return performance as of 9/30/03
                              I SHARES
                                  Qtr Ended           Since
                           YTD     9/30/03  1 Year   Inception
Net Asset Value            20.85%   9.96%    26.51%   1.71%
Max. Offering Price        20.85%   9.96%    26.51%   1.71%
Total returns for periods greater than one year are annualized average. Past performance cannot guarantee future results.
Inception of Class I shares: 3/30/01


The favorable result for the year was not achieved without our enduring considerable volatility and stress along the way. Doubts about economic recovery, terrorist attacks, the War in Iraq, and SARS were among factors that held down stock prices through March. The success of our military effort in Iraq sparked a relief rally that has extended through the present. Emerging market holdings, which accounted for 26.2% of the portfolio at fiscal year end, showed strong performance. The strength in the major currencies versus the Dollar favorably influenced performance in many markets, even with little favorable economic news from a few of the largest of these markets: Germany, France, and Japan.

Stock Market Performance-Major Countries

         Country              Index       Index    (12 mos. Ended Sept. 30)
                                      Performance      Adjusted to Dollars
         United Kingdom    (FTSE 100)     +8.77%           +14.72%
         France            (CAC 40)      +11.65            +32.05
         Germany           (DAX)         +13.55            +34.29
         Switzerland       (SMI)          +6.93            +19.70
         Japan             (NIKKEI 225)  +13.09            +25.12


Standout performers in the portfolio hailed from a number of geographies. The table on the next page lists the top ten stocks according to the degree to which they impacted the portfolio, and lists the country of domicile. Stock selection remains the core strategy at Thornburg Investment Management.

         Country             Company                   Industry

         Hungary            Gedeon Richter            Generic Drugs
         Taiwan             ASE Test                  Technology
         Hong Kong          ASM Pacific               Technology
         Russia             Mobile Telesystems        Communication Svcs.
         South Korea        Samsung Electronic        Technology
         Taiwan             Taiwan Semiconductor      Technology
         Germany            Depfa Bank                Financial Services
         Mexico             Wal-Mart de Mexico        Retail
         Canada             Rogers Communications     Media
         Germany            Deutsche Boerse           Financial Services

Concern about the value of the Dollar compared with that of other developed-world currencies has recently become a focus of U.S. investors. In mid-September, the economic ministers of the major industrialized nations, known as the Group of Eight, met in Dubai. Their jointly issued communique has roiled currency markets since. Essentially, the communique encouraged flexible exchange rate policies and has been interpreted as pointing to a non-interventionist/weak Dollar policy on the part of the U.S. Treasury. While this might make companies operating in the U.S. more formidable global competitors, the initial reaction of investors has been characterized by growing interest in international markets. The ultimate impact of this development is complex and opaque and may already be factored into stock valuations. Our most recent investments have taken this development into consideration, not as an issue to which to react, but more as a consideration of which to be aware. The table below lists recent equity purchases. For a commentary on each holding in the portfolio, please go to our website, www.thornburg.com, and click on Mutual Funds, followed by a click on International Value Fund Holdings Commentary.

New Holdings During the fiscal year

Bank of Ireland                             Boskalis Westminster Groep NV
Hugo Boss AG                                Chunghwa Telecom Co. Ltd.  ADR
Depfa Bank                                  Doctor Reddys Laboratories Ltd. ADR
FamilyMart Co. Ltd. ADR                     HSBC Holdings Plc ADR
MMC Norilsk Nickel ADR                      Kimberly Clark de Mexico
Kingfisher LLC                              Magna International Inc.
Mobile Telesystems                          NEC Electronics Corp. ADR +
Nippon Telegraph and Telephone Corp.        Pearson Plc
Promotora De Informaciones                  Rogers Communications Inc.
Shaw Communications                         STMicroelectronics NV
Swiss Reinsurance                           Vodafone Group Plc
Vodafone Group Plc ADR

We appear to be at a critical juncture in both economic development and equity market performance. Expectations for continued growth in both the U.S. and abroad are widely accepted. The less-developed Asian and Eastern European economies continue robust growth. The U.K. and smaller economies in Europe continue with modest expansion. The major continental economies of Germany and France, however, are straining under absence of growth, inflexible labor laws, and heavy transfer payments. Debt levels in both countries are expected to exceed the 3% guideline set by the European Union as a percent of GDP. Japan is showing signs of economic life with more candid recognition of bad debt problems in the banking system. The strongest companies there remain those oriented towards exports, where a weaker Dollar could dampen profitability.

TOP INDUSTRIES

                  9/30/2003                        9/30/2002

         15.2%    Technology               12.6%     Energy
         9.3%     Telecommunications        9.9%     Retail
         8.5%     Pharmaceuticals & Biotech 9.8%     Autos & Components
         7.9%     Autos & Components        9.5%     Food, Bev., & Tobacco
         7.6%     Diversified Financials    8.4%     Banking

Percentages and holdings can and do vary over time.

Much of the stock market gains realized since last Fall reflect a return of investor confidence. Gains from this point forward will likely focus more on profit improvement. Recent stock purchase activity in your Fund has focused on companies in which this improvement is a reliable prospect. The effect of recent portfolio changes is shown in the table to the left; it compares economic sector exposure with that of one year ago.

There was considerable change in sector participation from last year. Technology, telecommunications and pharmaceuticals replaced energy, retail and autos as top sector holdings. Recent purchases, such as NEC Electronics Corp. and STMicroelectronics NV, contributed to the increase in the technology sector, as did good performance from existing holdings. The increase in telecommunications was mostly due to portfolio additions: Mobile Telesystems (a Russian cellular service), NTT DoCoMo Inc., Vodafone Group Plc, and Chunghwa Telecom Co. LTD (a Taiwanese firm). The addition of Dr. Reddy's Laboratories Ltd. (an Indian generic drugs maker) boosted the Pharmaceutical sector's performance, as did good performance at Gedeon Richter (a Hungarian generic drug developer and manufacturer).

                  9/30/    9/30/
                  2003     2002
U.K.              15.6%    17.6%
Germany           13.2%    12.3%
Japan             12.2%     6.7%
Switzerland        8.2%    12.2%
Taiwan             5.4%     2.2%
Canada             5.3%     0.4%
Korea              4.5%     5.0%
Hungary            4.4%     7.1%
France             4.1%     0.2%
Russia             3.9%      -
Mexico             3.6%     5.3%
Netherlands        2.8%     2.3%
Ireland            2.7%     3.0%
Sweden             2.0%     3.5%
India              1.9%      -
Spain              1.9%     3.1%
Italy              1.7%     3.1%
Brazil             1.5%     1.4%
Hong Kong          1.3%     0.7%
China              1.0%     5.6%
Cash               2.8%      -

*  Percentages and holdings can and do vary over time.

The changes in geographic diversification since September 30, 2002 are reflected in the table on the right. While the U.K., Germany, and Switzerland continue to account for over 35% of the portfolio, Japan holding increased significantly and now accounts for over 12% of country holdings. Canada and Taiwan increased materially and Russia and India represent new holdings in emerging markets. Total exposure to emerging markets rose to 26.2% compared with 21% at September 30, 2002.

The outlook for foreign equities appears to be more appealing to many U.S. investors at this time. With or without help from currency movements, we remain focused on the capital appreciation potential of our international portfolio.

Thank you for investing with us, and for your trust and confidence.

Sincerely,

William V. Fries, CFA
Portfolio Manager

Statement of assets and liabilities

Thornburg International Value Fund

September 30, 2003

ASSETS
Investments at value (cost $162,209,144) ..................................................   $ 191,306,767
Cash ......................................................................................       1,694,784
Cash denominated in foreign currency (cost $2,155,823) ....................................       2,180,155
Receivable for securities sold ............................................................         112,629
Receivable for fund shares sold ...........................................................       1,115,500
Dividends receivable ......................................................................         560,205
Unrealized gain on forward exchange contracts (Note 6) ....................................         195,279
Prepaid expenses and other assets .........................................................          26,302

                  Total Assets ............................................................     197,191,621

LIABILITIES
Payable for securities purchased ..........................................................       2,395,263
Payable for fund shares redeemed ..........................................................         159,795
Payable to investment advisor (Note 3) ....................................................         121,110
Unrealized loss on forward exchange contracts (Note 6) ....................................       1,038,606
Accounts payable and accrued expenses .....................................................         186,749

                  Total Liabilities .......................................................       3,901,523

NET ASSETS ................................................................................   $ 193,290,098

NET ASSETS CONSIST OF:
         Undistributed net investment income (loss) .......................................   $    (938,279)
         Net unrealized appreciation (depreciation) .......................................      28,268,749
         Accumulated net realized gain (loss) .............................................     (24,447,406)
         Net capital paid in on shares of beneficial interest .............................     190,407,034

                                                                                              $ 193,290,098
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
   ($97,990,560 applicable to 6,554,833 shares of beneficial interest outstanding - Note 4)   $       14.95

Maximum sales charge, 4.50% of offering price .............................................            0.70
Maximum Offering Price Per Share ..........................................................   $       15.65

Class B Shares:
Net asset value and offering price per share *
   ($6,345,848 applicable to 439,870 shares of beneficial interest outstanding - Note 4) ..   $       14.43

Class C Shares:
Net asset value and offering price per share*
   ($55,443,028 applicable to 3,832,367 shares of beneficial interest outstanding - Note 4)   $       14.47

Class I Shares:
Net asset value, offering and redemption price per share
   ($33,510,580 applicable to 2,215,249 shares of beneficial interest outstanding - Note 4)   $       15.13

Class R-1 Shares:
Net asset value, offering and redemption price per share
   ($82 applicable to 5 shares of beneficial interest outstanding - Note 4) ...............   $       15.01

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements


Statement of Operations

Thornburg International Value Fund

Year Ended September 30, 2003

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $348,891) ..... $  3,042,793
Interest income .................................................       62,339

                  Total Income ..................................    3,105,132

EXPENSES
Investment advisory fees (Note 3) ...............................    1,332,485
Administration fees (Note 3)
         Class A Shares .........................................       96,791
         Class B Shares .........................................        6,663
         Class C Shares .........................................       56,177
         Class I Shares .........................................       12,290
Distribution and service fees (Note 3)
         Class A Shares .........................................      193,581
         Class B Shares .........................................       53,301
         Class C Shares .........................................      449,416
Transfer agent fees
         Class A Shares .........................................      154,426
         Class B Shares .........................................       26,414
         Class C Shares .........................................      104,368
         Class I Shares .........................................       21,442
         Class R-1 Shares .......................................          760
Registration & filing fees
         Class A Shares .........................................       11,518
         Class B Shares .........................................        7,613
         Class C Shares .........................................        8,905
         Class I Shares .........................................        9,798
         Class R-1 Shares .......................................        3,918
Custodian fees (Note 3) .........................................      157,393
Professional fees ...............................................       34,594
Accounting fees .................................................       10,064
Trustee fees ....................................................        3,434
Other expenses ..................................................      102,915

                  Total Expenses ................................    2,858,266

Less:
         Expenses reimbursed by investment advisor (Note 3) .....      (69,262)
         Management fees waived by investment advisor (Note 3) ..     (127,717)
         Expenses paid indirectly (Note 3) ......................       (4,493)

                  Net Expenses ..................................    2,656,794

                  Net Investment Income ......................... $    448,338



REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
         Investments ............................................ $(10,510,164)
         Foreign currency transactions ..........................   (1,481,324)

                                                                   (11,991,488)

Net change in unrealized appreciation (depreciation) on:
         Investments ............................................   47,546,373
         Foreign currency translation ...........................   (1,434,310)

                                                                    46,112,063
                  Net Realized and Unrealized
                     Gain (Loss) on Investments .................   34,120,575

                  Net Increase (Decrease) in Net Assets Resulting
                     from Operations ............................ $ 34,568,913


See notes to financial statements.


Statements of Changes in net assets

Thornburg International Value Fund

                                                                  Year Ended        Year Ended
                                                             September 30, 2003  September 30, 2002


INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss) ................................   $     448,338    $      10,427
Net realized gain (loss) on investments and foreign currency
   transactions .............................................     (11,991,488)     (13,380,286)
Increase (Decrease) in unrealized appreciation (depreciation)
   on investments and foreign currency translation ..........      46,112,063        1,888,896

                  Net Increase (Decrease) in Net Assets
                     Resulting from Operations ..............      34,568,913      (11,480,963)


FUND SHARE TRANSACTIONS - (NOTE 4)
         Class A Shares .....................................      11,087,620       18,256,217
         Class B Shares .....................................         485,325        2,719,253
         Class C Shares .....................................       5,432,349       17,418,518
         Class I Shares .....................................       8,371,956        9,679,423
         Class R-1 Shares ...................................              75                0

                  Net Increase (Decrease) in Net Assets .....      59,946,238       36,592,448
NET ASSETS:
                  Beginning of year .........................     133,343,860       96,751,412

                  End of year ...............................   $ 193,290,098    $ 133,343,860


See notes to financial statements.


Notes to financial statements

Thornburg International Value Fund

September 30, 2003

NOTE 1 - ORGANIZATION
Thornburg International Value Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I) and Retirement Class (Class R-1) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R-1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Funds are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2003, these fees were payable at annual rates ranging from ..875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. For the year ended September 30, 2003, the Advisor voluntarily waived investment advisory fees of $64,940 for Class A shares, $4,471 for Class B shares, $37,689 for Class C shares, $20,617 for Class I shares, and $0 for Class R-1 shares. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $19,884 for Class B shares, $1,170 for Class C shares, $43,530 for Class I shares, and $4,678 for Class R-1 shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the year ended September 30, 2003, the Distributor has advised the Fund that it earned net commissions aggregating $18,254 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $7,776 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund's Class B, Class C and Class R-1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C and Class R-1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class B, Class C and Class R-1 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2003 are set forth in the statement of operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended September 30, 2003 fees paid indirectly were $4,493.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.


NOTE 4 - SHARES OF BENEFICIAL INTEREST
At September 30, 2003, there were an unlimited number of shares of beneficial interest authorized. Sales of Class R-1 shares commenced July 1, 2003.
Transactions in shares of beneficial interest were as follows:

                                               Year Ended                     Year Ended
                                          September 30, 2003              September 30, 2002

                                          Shares         Amount           Shares         Amount
Class A Shares
Shares sold .......................      3,378,754    $ 44,006,739       3,801,273    $ 52,564,406
Shares repurchased** ..............     (2,671,582)    (32,919,119)     (2,520,422)    (34,308,189)

Net Increase (Decrease) ...........        707,172    $ 11,087,620       1,280,851    $ 18,256,217

** The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2002 and September 30, 2003, $118,644 and $55,020 were netted in the amount reported for shares repurchased .......................

Class B Shares
Shares sold .......................        136,594    $  1,695,976         367,883    $  5,086,178
Shares repurchased ................       (100,676)     (1,210,651)       (175,295)     (2,366,925)

Net Increase (Decrease) ...........         35,918    $    485,325         192,588    $  2,719,253

Class C Shares
Shares sold .......................      1,397,752    $ 17,554,897       1,995,189    $ 26,837,191
Shares repurchased ................     (1,014,225)    (12,122,548)       (713,915)     (9,418,673)

Net Increase (Decrease) ...........        383,527    $  5,432,349       1,281,274    $ 17,418,518

Class I Shares
Shares sold .......................      1,169,448    $ 15,121,898         895,191    $ 12,425,312
Shares repurchased** ..............       (558,936)     (6,749,942)       (197,922)     (2,745,889)

Net Increase (Decrease) ...........        610,512    $  8,371,956         697,269    $  9,679,423

** The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2002 and September 30, 2003, $160 and $7,078 were netted in the amount reported for shares repurchased .......................

Class R-1 Shares
Shares sold .......................              5    $         75            --      $       --
Shares repurchased ................           --              --              --              --

Net Increase (Decrease) ...........              5    $         75            --      $       --




NOTE 5 - SECURITIES TRANSACTIONS
For the year ended September 30, 2003, the Fund had purchase and sale transactions of investment securities (excluding short term securities) of $111,368,600 and $85,040,239, respectively.


NOTE 6 - INCOME TAXES
At September 30, 2003, information on the tax components
of capital is as follows:
Cost of investments for tax purpose           $      162,414,612

Gross tax unrealized appreciation             $       33,374,157
Gross tax unrealized depreciation                     (4,482,002)
Net tax unrealized appreciation
   (depreciation) on investments              $       28,892,155


At September 30, 2003, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
         2007     $        119,008
         2008              272,996
         2009              917,688
         2010            3,523,281
         2011            9,267,675
                        14,100,648

As of September 30, 2003 the Fund had deferred currency and capital losses occurring subsequent to October 31, 2002 of $1,725,498 and $10,141,290, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2004.

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used in future years, capital gain distributions may be reduced to the extent provided by regulations.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatments of wash sale losses, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

NOTE 7 - FINANCIAL INSTRUMENTS WITH
OFF-BALANCE SHEET RISK
During the year ended September 30, 2003, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.





CONTRACTS TO SELL:

   21,500,000     Euro Dollar for 24,258,450 USD, January 26, 2004  $  (714,428)
  700,000,000     Japanese Yen for 6,048,561 USD, March 19, 2004       (268,069)
3,450,000,000     S. Korean Won for 2,910,164 USD, March 22, 2004       (56,109)

Unrealized loss from forward
   exchange contracts.                                               (1,038,606)

  31,650,000      Mexican Peso for 2,920,167 USD, December 18, 2003      62,362
  32,500,000      Mexican Peso for 3,038,519 USD, January 9, 2004       112,489
  12,000,000      Mexican Peso for 1,094,990 USD, February 19, 2004      20,428

Unrealized gain from forward
   exchange contracts.                                                  195,279

Net unrealized gain (loss) from forward
   exchange contracts                                               $  (843,327)


Financial highlights
Thornburg International Value Fund

                                                                           Year Ended                           Period Ended
                                                                          September 30,                         September 30,
                                                                      2003           2002                          2001(b)
Class I Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period ......................   $       11.96  $       12.40                  $      14.63

Income from investment operations:
    Net investment income .................................            0.14           0.10                          0.11
    Net realized and unrealized
      gain (loss) on investments ..........................            3.03          (0.54)                        (2.21)
Total from investment operations ..........................            3.17          (0.44)                        (2.10)

Less dividends from:
    Net investment income .................................            --             --                           (0.08)
    In excess of net investment income ....................            --             --                           (0.05)
Total dividends ...........................................            --             --                           (0.13)

Change in net asset value .................................            3.17          (0.44)                        (2.23)

Net asset value, end of period ............................   $       15.13  $       11.96                 $       12.40

Total return (c) ..........................................           26.51%         (3.55)%                      (14.50)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income .................................            1.07%          0.71%                         1.57%(a)
    Expenses, after expense reductions ....................            0.99%          0.99%                         0.97%(a)
    Expenses, after expense reductions
      and net of custody credits ..........................            0.99%          0.99%                          --
    Expenses, before expense reductions ...................            1.25%          1.28%                         1.38%(a)

Portfolio turnover rate ...................................           58.35%         28.39%                         61.05%

Net assets at end of period (000) .........................    $      33,511  $      19,187                 $       11,249

(a) Annualized ............................................
(b) Effective date of Class I Shares was March 30, 2001.
(c) Total return is not annualized for periods less than one year. + Based on weighted average shares outstanding


Schedule of investments

Thornburg International Value Fund

September 30, 2003

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640,
CLASS I - 885-215-566, CLASS R-1 - 885-215-525

NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX, CLASS R-1 - TGVRX

                                                       Shares          Value

COMMON STOCKS-98.40%
AUTOMOBILES & COMPONENTS (7.90%)
Bayerische Motoren Werke AG .....................        79,705   $  3,013,704
Hyundai Motor Co. ...............................       268,500      3,893,250
Magna International Inc. ........................        46,500      3,354,975
Toyota Motor Corp. ..............................       162,900      4,795,692

BANKS (6.80%)
Bank of Ireland .................................       440,500      5,286,686
Depfa Bank PLC ..................................        37,900      3,679,942
OTP Bank RT + ...................................       172,300      4,085,681

CAPITAL GOODS (5.30%)
Boskalis Westminster Groep NV ...................        81,380      1,916,392
Embraer Brasileira de Aeronaut ..................       295,895      1,517,644
Embraer Brasileira de Aeronaut ADR 61,055 .......     1,288,260
IHC Caland NV ...................................        66,800      3,440,322
Muhlbauer Holding AG ............................        85,412      1,871,014

CONSUMER DURABLES & APPAREL (5.60%)
Burberry Group PLC ..............................       680,083      3,679,675
Hugo Boss AG ....................................       206,123      3,734,713
Merloni Elettrodomestici S.P.A ..................       230,200      3,374,320

DIVERSIFIED FINANCIALS (7.60%)
Deutsche Boerse AG ..............................       108,124      5,518,189
Euronext NV .....................................       217,260      5,293,393
HSBC Holdings PLC ADR ...........................        55,200      3,643,200

ENERGY (3.00%)
BP Amoco ........................................        91,400      3,847,940
CNOOC Ltd. ......................................        53,600      1,842,232

FOOD BEVERAGE & TOBACCO (3.90%)
Cadbury Schweppes PLC ...........................       595,200      3,660,675
Swedish Match AB ................................       498,078      3,792,700

FOOD & DRUG RETAILING (2.40%)
Tesco PLC .......................................     1,156,590      4,633,327

HOUSEHOLD & PERSONAL PRODUCTS (1.70%)
Kimberly Clark de Mexico ........................     1,313,300      3,183,215

INSURANCE (2.00%)
Swiss Reinsurance ...............................        60,700      3,858,714

MATERIALS (3.80%)
Givaudan AG .....................................         9,500      4,023,716
MMC Norilsk Nickel ADR ..........................        67,100      3,304,675

MEDIA (6.80%)
Pearson PLC .....................................       260,000      2,464,536
Promotora De Informaciones ......................       336,088      3,575,396
Rogers Communications Inc. + ....................       209,300      3,208,078
Shaw Communications .............................       305,900      3,726,068

PHARMACEUTICALS & BIOTECHNOLOGY (8.50%)
Bachem Holding AG ...............................        63,188   $  3,054,549
Doctor Reddy's Laboratories Ltd. ADR ............       159,200      3,733,240
Gedeon Richter RT ...............................        47,043      4,561,308
Novartis AG .....................................       127,100      4,936,564

RETAILING (5.80%)
FamilyMart Co. Ltd. ADR .........................       161,200      3,508,594
Kingfisher LLC ..................................       849,075      3,683,690
Wal-Mart de Mexico ..............................     1,341,400      3,885,729

TECHNOLOGY - HARDWARE & EQUIPMENT (15.20%)
ASE Test Ltd.+ ..................................       518,600      4,506,634
ASM Pacific Technology ..........................       728,600      2,464,919
Canon Inc. ......................................        85,000      4,165,507
NEC Electronics Corp.  ADR + ....................        66,700      4,567,796
Pfeiffer Vacuum Technology AG ...................        82,002      2,482,355
Samsung Electronics Co. Ltd. ....................        14,200      4,839,717
STMicroelectronics NV ...........................       109,200      2,640,226
Taiwan Semiconductor + ..........................     1,763,467      3,476,744

TELECOMMUNICATION SERVICES (9.30%)
Chunghwa Telecom Co. Ltd.  ADR ..................       175,700      2,461,557
Mobile Telesystems ..............................        56,900      4,184,995
Nippon Telegraph and Telephone Corp. ............           747      3,392,559
NTT DoCoMo Inc. .................................         1,300      3,185,388
Vodafone Group PLC ..............................       862,500      1,720,430
Vodafone Group PLC ADR ..........................       144,700      2,930,175

TRANSPORTATION (2.80%)
Fraport AG + ....................................       200,000      5,415,848

TOTAL COMMON STOCKS (Cost $159,209,225) .........                  188,306,848

SHORT TERM INVESTMENTS-1.60%
International Business Machines, 0.97%
due 10/2/2003                                         3,000,000      2,999,919

TOTAL SHORT TERM INVESTMENTS (Cost $2,999,919) .. .                  2,999,919


TOTAL INVESTMENTS (100%) (Cost $162,209,144) .......            $  191,306,767

+ Non-income producing.
See notes to financial statements.

Report of Independent auditors

Thornburg International Value Fund

September 30, 2003

To the Trustees and Shareholders of
Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class I shares for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 7, 2003




index comparisons

Thornburg International Value Fund

September 30, 2003

Index Comparison
The charts below compare performance of Thornburg International Value Fund and the Morgan Stanley Capital International (M.S.C.I.) Europe, Australia and Far East Index (E.A.F.E.) for the period March 30, 2001 to September 30, 2003. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg International Value Fund Class I Total Returns,
Since 3/30/01, versus MSCI EAFE Index

Fund A Shares
 MSCI EAFE

Class I Shares Average Annual Total Returns
(at max. offering price) (periods ending 9/30/03)
YTD:                                       20.85%
1 Year:                                    26.51%
From Inception (03/30/01):                  1.71%


The Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East Index ("EAFE") is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated separately; without dividends, with gross dividends reinvested and estimated tax withheld, and with gross dividends reinvested, in both U.S. Dollars and local currency.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.


TRUSTEES and Officers

Thornburg International Value Fund

Name, Address         Position(s)       Term of      Principal                                Number of         Other
and Age (1)           Held with         Office       Occupation(s)                            Portfolios        Directorships
                      Fund (2)          and          During Past                              in Fund           Held by
                                        Length of    5 Years                                  Complex           Trustee or
                                        Time                                                  Overseen          Nominee for
                                        Served                                                by Trustee (2)    Trustee

Interested Trustees

Garrett               Chairman          Trustee      CEO, Chairman and controlling            Twelve            Director of
Thornburg,            of Trustees (3)   Since        shareholder of Thornburg                                   Thornburg Mortgage,
57                                      1987 (4)     Investment Management, Inc.                                Inc. (real estate
                                                     (investment adviser) and                                   investment trust)
                                                     Thornburg Securities
                                                     Corporation (securities dealer);
                                                     Chairman of Thornburg Limited
                                                     Term Municipal Fund, Inc.
                                                     (registered investment company);
                                                     CEO and Chairman of Thornburg
                                                     Mortgage, Inc. (real estate
                                                     investment trust); Chairman
                                                     of Thornburg Mortgage
                                                     Advisory Corporation (investment
                                                     manager to Thornburg Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee        President and Managing Director           Ten               None
47                  President (5)     Since          of Thornburg Investment
                                      2001;          Management, Inc.; President
                                      President      of Thornburg Limited Term
                                      Since 1997     Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee        Principal in Ater & Ater                  Ten               Director of
58                                    since          Associates, Santa Fe, New                                   Thornburg
                                      1994 (4)       Mexico (developer, planner                                  Mortgage, Inc.
                                                     and broker of residential and                               (real estate
                                                     commercial real estate); owner,                             investment trust)
                                                     developer and broker for
                                                     various real estate projects.

David D. Chase,     Trustee           Trustee        Chairman, President, CEO,                 Twelve            Director of
62                                    since          and General Partner of Vestor                               Thornburg
                                      2001 (4)       Partners, LP, Santa Fe, NM                                  Limited Term
                                                     (private equity fund); Chairman                             Municipal Fund,
                                                     and CEO of Vestor Holdings,                                 Inc.
                                                     Inc., Santa Fe, NM (merchant
                                                     bank).

Forrest S. Smith,   Trustee           Trustee        Trust and estate attorney in private      Ten               None
73                                    since          practice and shareholder, Catron, Catron
                                      1987 (4)       & Pottow, Santa Fe, NM (law firm).

James W. Weyhrauch, Trustee           Trustee        CEO and Vice Chairman,                    Ten               None
44                                    since          Nambe Mills, Inc., Santa Fe,
                                      1996 (4)       NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary         Secretary      Vice President, Secretary and             Not applicable    Not applicable
56                                    Since 1987     Managing Director, Thornburg
                                      (6)            Investment Management, Inc.;
                                                     Secretary, Thornburg Limited Term
                                                     Municipal Fund, Inc.; Secretary,
                                                     Thornburg Securities Corporation;
                                                     Vice President, Daily Tax Free
                                                     Income Fund, Inc. (registered
                                                     investment company).

Steven J. Bohlin,   Vice President,   Vice           Vice President and Managing               Not applicable    Not applicable
44                  Treasurer         President      Director of Thornburg Investment
                                      Since 1987;    Management, Inc.; Vice President
                                      Treasurer      of Thornburg Limited Term
                                      Since 1989     Municipal Fund, Inc.
                                      (6)

George Strickland,  Vice President    Vice           Vice President and Managing               Not applicable    Not applicable
40                                    President      Director of Thornburg Investment
                                      Since 1996     Management, Inc.; Vice President (and
                                      6)             Treasurer since 2003) of Thornburg Ltd
                                                     Term Municipal Fund, Inc.

William V. Fries,   Vice President    Vice           Managing Director of                      Not applicable   Not applicable
64                                    President      Thornburg Investment
                                      Since 1995     Management, Inc.
                                      (6)

Leigh Moiola,       Vice President    Vice           Vice President and Managing               Not applicable   Not applicable
36                                    President      Director of Thornburg Investment
                                      Since 2001     Management, Inc.; Vice President
                                      (6)            of Thornburg Limited Term
                                                     Municipal Fund, Inc. since 1999.

Kenneth Ziesenheim, Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
49                                    President      Investment Management, Inc.;
                                      Since 1995     President of Thornburg Securities
                                      (6)            Corporation; Vice President
                                                     of Thornburg Limited Term
                                                     Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
33                                    President      Investment Management, Inc.
                                      Since 2001     since 2000; Portfolio Manager,
                                      (6)            Insight Capital Research &
                                                     Management, Inc., Walnut Creek,
                                                     California 1995-2000.

Wendy Trevisani,    Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
32                                    President      Management, Inc. since 1999 and
                                      Since 1999     Vice President since 1999; Sales
                                      (6)            Representative, Salomon Smith
                                                     Barney 1996-1999.

Joshua Gonze,       Vice President    Vice           Associate (and Vice President             Not applicable   Not applicable
40                                    President      since 1999) of Thornburg
                                      Since 1999     Investment Management, Inc.;
                                      (6)            Vice President of Thornburg
                                                     Limited Term Municipal Fund, Inc.
                                                     since 2001.

Brad Kinkelaar,     Vice President    Vice           Associate Portfolio Manager of            Not applicable   Not applicable
35                                    President      Thornburg Investment Management,
                                      Since 1999     Inc. since 1999; Equity Investment
                                      (6)            Analyst, State Farm Insurance
                                                     Companies 1996-1999.

Kerry D. Lee,       Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
36                                    President      Management, Inc.; Vice President
                                      Since 1999     of Thornburg Limited Term
                                      (6)            Municipal Fund, Inc. since 1999.

Chris Ihlefeld,     Vice President    Vice           Vice President of Thornburg               Not applicable    Not applicable
33                                    President      Investment Management, Inc.;
                                      Since 2003     Vice President of Limited Term
                                      (4)            Municipal Fund, Inc. since 2003.

Leon Sandersfeld,   Vice President    Vice           Associate of Thornburg Investment         Not applicable    Not applicable
37                                    President      Management, Inc. since 2002;
                                      Since 2003     Senior Staff Accountant,
                                      (6)            Farm Bureau Life Insurance Co.
                                                     1998-2002.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2) The Fund is one of ten separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has ten active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment to the ten active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distribut or of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.

(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling
         1-800-847-0200.

PORTFOLIO PROXY VOTING

Policies and Procedures (Unaudited):

The Trust has delegated to Thornburg Investment Management, Inc. ("the Advisor") voting decisions respecting proxies for the Fund's voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1.800.847.0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Commencing November 30, 2004, information regarding how proxies were voted will be available on or before November 30 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.




Thornburg Core Growth Fund

Annual Report
September 30, 2003

Letter to shareholders

Thornburg Core Growth Fund

October 22, 2003


Dear Fellow Shareholder:

Your Thornburg Core Growth Fund performed well during the fiscal year ended September 2003. The market was strong over the last year. Your Fund outperformed both of its two benchmarks, the Russell 1000 Growth Index, and the NASDAQ Composite Index, as well as an average of the other funds in its peer group, the Lipper Multi-Cap Growth Fund universe, for the fiscal year. Since your Fund started in late 2000, it has seen consistent success relative to the benchmarks and its peer group.

Total return performance as of 9/30/03

                                          A Shares                                     C Shares
                          Qtr Ended                        Since         Qtr Ended                        Since
                           9/30/03    YTD      1 Year    Inception        9/30/03     YTD     1 Year    Inception
Net Asset Value             6.09%    44.84%   56.74%      (5.85)%           5.91%    43.80%   54.39%     (6.74)%
Maximum Offering Price      1.30%    38.30%   49.78%      (7.40)%           4.91%    42.80%   53.39%     (6.74)%

Total returns for periods greater than one year are annualized averages. Past performance cannot guarantee future results.
Inception of Class A and C shares: 12/27/00

As might be expected over the past 12 months, many of our biggest winners were technology oriented. However, there was some diversification among the five biggest contributors to the year's performance. Three of our five biggest winners were healthcare companies: Boston Scientific (BSX), Eclipsys (ECLP), and eResearch Technologies (ERES). Boston Scientific is a large capitalization company that is a market leader in developing medical devices such as stents and guide wires. Eclipsys sells enterprise-level software to hospitals - software that allows their clients to manage their patient relationships. eResearch is involved in the collection of electrocardiograms (ECGs) during FDA clinical drug trials for major pharmaceutical companies. JetBlue (JBLU ) is the fastest-growing and most profitable airline in the United States. Rounding out the top five is Silicon Labs (SLAB), a company that makes semiconductors used primarily in cellular phones.

Top Industries

9/30/03
Healthcare & Services               17.9%
Retailing                           17.7%
Technology Hardware & Equip.        12.2%
Software & Services                 10.2%
Telecommunications                   6.5%

9/30/02
Healthcare & Services               13.7%
Media/Entertainment                 13.1%
Technology Hardware & Equip.         9.5%
Retailing                            7.0%
Business Services                    5.9%

Small capitalization stocks generally performed better than mid- or large-cap stocks, but the performance of the Fund was very broad based, with many different stocks contributing to our returns. Although we have been successful at investing in retail companies in the past, these companies were the largest drag to performance over the past twelve months.

As shown in the table above, your Thornburg Core Growth Fund rose 6.09% in the third calendar quarter, 44.8% for the year to date, and 56.7% over the past twelve months. The NASDAQ Composite Index gained 10.22% in the third quarter, 34.3% for the year, and 53.2% over the past twelve months. The Russell 1000 Growth Index gained 3.66% in the third quarter, 16.6% for the year, and 24.5% over the past twelve months. The average (median) Lipper Multi-Cap Growth fund gained 4.84% in the second quarter, 21.9% year to date, and 28.7% over the past twelve months.


Stocks received at their initial public offerings contributed positively to the results for the quarter and the trailing fiscal year. As a result of the Fund's participation in the new offering market, performance was improved by 0.10% for the quarter, and 1.0% for the year ending September 30, 2003. The effects of offerings in prior periods are disclosed in prior quarterly reports.
         New Holdings during the Year

         Affiliated Managers Group Inc.     Apache Corp.
         Evergreen Resources                Anthem Inc.
         Caremark Rx Inc.                   Platinum Underwriters Holdings
         Comcast Corp.                      Amgen Inc.
         GameStop Corp.                     InterActiveCorp
         Ross Stores Inc.                   Microsoft Corp.
         Amdocs Ltd.                        Cyberguard Corp.
         Integrated Circuit Systems Inc.    Novellus Systems Inc.
         Mobile Telesystems                 Nextel Communications Inc.

Our motto is core strategies for serious investors. We believe your Thornburg Core Growth Fund continues to meet its mandate as a growth oriented investment vehicle that can comprise part of the nucleus of an asset allocation strategy. Our focus is on maximizing long-term after-tax returns, while controlling risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your Internet browser to www.thornburg.com, clicking on Mutual Funds, and then on Core Growth Fund Holdings Commentary.

Thank you for investing in the Thornburg Core Growth Fund.

Regards,

Alexander M.V. Motola, CFA
Portfolio Manager

Statement of assets and liabilities

Thornburg Core Growth Fund

September 30, 2003

ASSETS
Investments at value (cost $39,036,578) ...................................   $ 42,426,370
Cash ......................................................................      1,268,967
Receivable for securities sold ............................................        111,062
Receivable for fund shares sold ...........................................        910,734
Dividends receivable ......................................................         16,131
Prepaid expenses and other assets .........................................         24,175

                  Total Assets ............................................     44,757,439

LIABILITIES
Payable for securities purchased ..........................................      1,193,330
Payable for fund shares redeemed ..........................................        125,379
Payable to investment advisor (Note 3) ....................................         28,416
Accounts payable and accrued expenses .....................................         37,269

                  Total Liabilities .......................................      1,384,394

NET ASSETS ................................................................   $ 43,373,045

NET ASSETS CONSIST OF:
         Undistributed net investment income (loss) .......................   $     (2,036)
         Net unrealized appreciation (depreciation) on investments ........      3,389,792
         Accumulated net realized gain (loss) .............................     (2,226,298)
         Net capital paid in on shares of beneficial interest .............     42,211,587

                                                                              $ 43,373,045
NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
   ($36,227,444 applicable to 3,584,503 shares of beneficial
   interest outstanding - Note 4) .........................................   $      10.11

Maximum sales charge, 4.50% of offering price .............................           0.48
Maximum Offering Price Per Share ..........................................   $      10.59

Class C Shares:
Net asset value and offering price per share *
   ($7,145,521 applicable to 725,386 shares of beneficial
   interest outstanding - Note 4) .........................................   $       9.85

Class R-1 Shares:
Net asset value, offering and redemption price per share
   ($80 applicable to 8 shares of beneficial
   interest outstanding - Note 4) .........................................   $      10.11

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of Operations

Year Ended September 30, 2003

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $1,693) .......   $    27,098
Interest income .................................................         6,222

                  Total Income ..................................        33,320

EXPENSES
Investment advisory fees (Note 3) ...............................       142,673
Administration fees (Note 3)
         Class A Shares .........................................        16,366
         Class C Shares .........................................         4,016
Distribution and service fees (Note 3)
         Class A Shares .........................................        32,732
         Class C Shares .........................................        32,126
Transfer agent fees
         Class A Shares .........................................        36,325
         Class C Shares .........................................        20,099
         Class R-1 Shares .......................................           760
Registration & filing fees
         Class A Shares .........................................        11,517
         Class C Shares .........................................         8,905
         Class R-1 Shares .......................................         3,918
Custodian fees (Note 3) .........................................        34,714
Professional fees ...............................................        14,231
Trustee fees ....................................................           228
Other expenses ..................................................        18,293

                  Total Expenses ................................       376,903

Less:
         Expenses reimbursed by investment advisor (Note 3) .....       (84,411)
         Expenses paid indirectly (Note 3) ......................        (2,599)

                  Net Expenses ..................................       289,893

                  Net Investment Income (Loss) ..................      (256,573)

REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
         Investments ............................................     2,055,035
         Foreign currency transactions ..........................        (2,036)
                                                                      2,052,999
Net change in unrealized appreciation (depreciation) on:
         Investments ............................................     4,261,917

                  Net Realized and Unrealized
                     Gain (Loss) on Investments .................     6,314,916

                  Net Increase (Decrease) in Net Assets Resulting
                     From Operations ............................   $ 6,058,343

See notes to financial statements

Statements of Changes in net assets

Thornburg Core Growth Fund

                                                                Year Ended         Year Ended
                                                            September 30, 2003  September 30, 2002
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss) ................................   $   (256,573)   $   (172,658)
Net realized gain (loss) on investments and
   foreign currency transactions ............................      2,052,999      (2,105,462)
Increase (Decrease) in unrealized appreciation on investments
   and foreign currency translations ........................      4,261,917         133,128


                  Net Increase (Decrease) in Net Assets
                     Resulting from Operations ..............      6,058,343      (2,144,992)


FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares .....................................     25,630,774         928,265
         Class C Shares .....................................      4,106,879         240,525
         Class R-1 Shares ...................................             75               0

                  Net Increase (Decrease) in Net Assets .....     35,796,071        (976,202)

NET ASSETS:
         Beginning of year ..................................      7,576,974       8,553,176

         End of year ........................................   $ 43,373,045    $  7,576,974


See notes to financial statements.

Notes to financial statements

Thornburg Core Growth Fund

September 30, 2003

NOTE 1 - ORGANIZATION
Thornburg Core Growth Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Core Growth Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C and Class R-1 shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class R-1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST, reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2003, these fees were payable at annual rates ranging from ..875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $49,316 for Class A shares, $30,417 for Class C shares and $4,678 for Class R-1 shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the year ended September 30, 2003, the Distributor has advised the Fund that it earned commissions aggregating $16,055 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $549 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund's Class C and Class R-1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R-1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R-1 shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the statement of operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations.

For the year ended September 30, 2003, the fees paid indirectly were $2,599.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

At September 30, 2003, 13.4% of the Fund's shares were owned by the Advisor and other affiliates of the Fund.

NOTE 4 - SHARES OF BENEFICIAL INTEREST
At September 30, 2003 there were an unlimited number of shares of beneficial interest authorized. Sales of Class R-1 shares commenced July 1, 2003.
Transactions in shares of beneficial interest were as follows:

                                   Year Ended                     Year Ended
                               September 30, 2003             September 30, 2002

                               Shares        Amount            Shares         Amount
Class A Shares
Shares sold ...........      3,221,438    $ 29,901,018         680,451    $  5,285,988
Shares repurchased** ..       (517,802)     (4,270,244)       (612,028)     (4,357,723)
Net Increase (Decrease)      2,703,636    $ 25,630,774          68,423    $    928,265

**The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2002 and September 30, 2003, $1,670 and $29,916 were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold ...........        596,335     $ 5,369,114         321,404     $ 2,833,345
Shares repurchased ....       (167,711)     (1,262,235)       (310,198)     (2,592,820)
Net Increase (Decrease)        428,624     $ 4,106,879          11,206     $   240,525

Class R-1 Shares
Shares sold ...........              8             $75             -       $     --
Shares repurchased ....           --            --                 --            --
Net Increase (Decrease)              8             $75             --      $     --

NOTE 5 - SECURITIES TRANSACTIONS
For the year ended September 30, 2003 the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $45,406,313 and $16,871,727, respectively.

NOTE 6 - INCOME TAXES
At September 30, 2003, information on the tax components of capital is as follows:
         Cost of investments for tax purpose $     38,982,494

         Gross tax unrealized appreciation  $       4,168,379
         Gross tax unrealized depreciation           (724,503)
         Net tax unrealized appreciation
            (depreciation) on investments   $       3,443,876

At September 30, 2003, the Fund has deferred currency losses occurring subsequent to October 31, 2002 of $2,036. For tax purposes, such losses will be reflected in the year ending September 30, 2004. At September 30, 2003, the Fund had tax basis capital losses of $2,280,382, which may be carried over to offset future capital gains. Such losses expire September 30, 2010.

The Fund utilized $156,091 of loss carryforwards during the year ended September 30, 2003

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatments of wash sale losses, foreign currency transactions, index options, and losses realized subsequent to October 31 on the sale of foreign currencies.

SUBSEQUENT EVENTS
Effective November 1, 2003, the Fund started offering Class I shares.

Financial highlights

Thornburg Core Growth Fund

                                                                    Year Ended           Period Ended
                                                                   September 30,         September 30,
                                                                2003            2002          2001(c)
Class A Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .................   $        6.45  $        7.80  $      11.94

Income from investment operations:
    Net investment income (loss) .....................           (0.13)         (0.12)        (0.08)
    Net realized and unrealized
      gain (loss) on investments .....................            3.77          (1.23)        (4.06)

Total from investment operations .....................            3.64          (1.35)        (4.14)
Redemption fees added to paid in capital .............            0.02            --            --

Change in net asset value ............................            3.66          (1.35)        (4.14)

Net asset value, end of period .......................   $       10.11  $        6.45  $       7.80

Total return (a) .....................................           56.74%        (17.31)%      (34.67)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income (loss) .....................           (1.43%)        (1.44)%       (1.02)%(b)
    Expenses, after expense reductions ...............            1.65%          1.64%         1.71% (b)
    Expenses, after expense reductions
      and net of custody credits .....................            1.63%          1.63%           --
    Expenses, before expense reductions ..............            2.03%          2.39%         2.80% (b)

Portfolio turnover rate ..............................          102.91%         212.17%        126.15%

Net assets at end of period (000) ....................    $      36,247  $       5,685     $    6,337


(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b) Annualized.
(c) Fund commenced operations on December 27, 2000.
 + Based on weighted average shares outstanding.



Thornburg Core Growth Fund

                                                                    Year Ended          Period Ended
                                                                   September 30,        September 30,
                                                                2003           2002         2001(b)
Class C Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .................   $       6.38  $       7.76  $      11.94

Income from investment operations:
    Net investment income (loss) .....................          (0.18)        (0.18)        (0.13)
    Net realized and unrealized
      gain (loss) on investments .....................           3.65         (1.20)        (4.05)

Total from investment operations .....................           3.47         (1.38)        (4.18)

Change in net asset value ............................           3.47         (1.38)        (4.18)

Net asset value, end of period .......................   $       9.85  $       6.38  $       7.76

Total return (c) .....................................          54.39%       (17.78)%      (35.01)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income (loss) .....................          (2.19)%       (2.19)%       (1.78)%(a)
    Expenses, after expense reductions ...............           2.40%         2.39%         2.49% (a)
    Expenses, after expense reductions
      and net of custody credits .....................           2.38%         2.38%          --
    Expenses, before expense reductions ..............           3.35%         3.45%         4.43% (a)

Portfolio turnover rate ..............................         102.91%       212.17%       126.15%

Net assets at end of period (000) ....................   $      7,146  $       1,892   $     2,216


(a) Annualized.
(b) Fund commenced operations on December 27, 2000.
(c) Total return is not annualized for periods less than one year. + Based on weighted average shares outstanding.


Thornburg Core Growth Fund

                                                           Period Ended
                                                           September 30,
                                                              2003(c)
Class R-1 Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period .................   $        9.59

Income from investment operations:
    Net investment income (loss) .....................           (0.03)
    Net realized and unrealized
      gain (loss) on investments .....................            0.55

Total from investment operations .....................            0.52

Change in net asset value ............................            0.52

Net asset value, end of period .......................   $       10.11

Total return (a) .....................................            5.42%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income (loss) .....................           (1.06)%(b)
    Expenses, after expense reductions ...............            1.65% (b)
    Expenses, after expense reductions
      and net of custody credits .....................            1.65% (b)
    Expenses, before expense reductions ..............       22,219.77% (b)*

Portfolio turnover rate ..............................          102.91%

Net assets at end of period (000) ....................   $          --  (d)



(a) Total Return is not annualized for periods less than one year.
(b) Annualized.
(c) Effective date of Class R-1 Shares was July 1, 2003.
(d) Net assets at end of year were less than $1,000.
o Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

Schedule of investments

Thornburg Core Growth Fund

September 30, 2003

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574, CLASS R-1 - 885-215-517
NASDAQ SYMBOLS: CLASS A - THCGX , CLASS C - TCGCX, CLASS R-1 THCRX

COMMON STOCKS - 99.90%

COMMERCIAL SERVICES & SUPPLIES (3.50%)
First Data Corp. ..........................        19,600   $   783,216
Ipass Inc. + ..............................        29,400       690,900

DIVERSIFIED FINANCIALS (5.60%)
Affiliated Managers Group + ...............        21,070     1,323,196
E-Trade Financial Corp. + .................       112,200     1,038,972

ENERGY (4.80%)
Apache Corp. ..............................        17,110     1,186,407
Evergreen Resources + .....................        31,200       842,400

HEALTHCARE EQUIPMENT & SERVICES (17.90%)
Anthem Inc. + .............................        15,300     1,091,349
Boston Scientific Corp. + .................        25,600     1,633,280
Caremark Rx Inc. + ........................        61,200     1,383,120
Johnson & Johnson .........................        26,150     1,294,948
Lincare Holdings Inc. + ...................        35,800     1,312,070
UnitedHealth Group Inc. ...................        17,600       885,632

INSURANCE (2.60%)
Platinum Underwriters Holdings ............        39,930     1,122,033

MEDIA (12.60%)
Clear Channel Communications Inc. .........        29,200     1,118,360
Comcast Corp. + ...........................        52,100     1,539,034
EchoStar Communications Corp. + ...........        31,700     1,213,159
Hughes Electronics Corp. + ................       103,400     1,479,654

PHARMACEUTICALS & BIOTECHNOLOGY (5.10%)
Amgen Inc. + ..............................        16,600     1,071,862
Gilead Sciences Inc. + ....................        19,350     1,082,246

RETAILING (17.70%)
Circuit City Stores Inc. ..................       118,000     1,124,540
GameStop Corp. + ..........................        63,850     1,015,215
InterActiveCorp + .........................        30,000       991,500
Kohl's Corp. + ............................        24,300     1,300,050
Leapfrog Enterprises Inc. + ...............        21,500       817,000
Quiksilver Inc. + .........................        74,600     1,189,870
Ross Stores Inc. ..........................        22,850     1,059,326

SOFTWARE & SERVICES (10.20%)
Eclipsys Corp. + ..........................        63,975     1,022,960
Electronic Arts Inc.+ .....................        13,300     1,226,659
Microsoft Corp. ...........................        58,000     1,611,820
TradeStation Group Inc. + .................        63,163       471,954

TECHNOLOGY - HARDWARE & EQUIPMENT (12.20%)
Amdocs Ltd + ..............................        84,200     1,582,960
AMIS Holdings Inc. + ......................        53,740       992,040
Cyberguard Corp. + ........................        36,700       349,017
Integrated Circuit Systems Inc. + .........        31,300       940,252
Novellus Systems Inc. + ...................        39,250     1,324,688

TELECOMMUNICATION SERVICES (6.50%)
Mobile Telesystems ........................        17,200     1,265,060
Nextel Communications Inc. + ..............        76,600     1,508,254
TRANSPORTATION (1.20%)
         JetBlue Airways Corp. + ..........         8,420       513,367

TOTAL COMMON STOCKS (Cost $38,954,178) ....                  42,398,370

INDEX OPTION - 0.10%
         Nasdaq 100 Index Put Oct 31 + ....        80,000        28,000

TOTAL PUT OPTION PURCHASED (Cost $82,400) .                      28,000


TOTAL INVESTMENTS (100%) (Cost $39,036,578)                 $42,426,370


+ Non-income producing.
See notes to financial statements.

Report of Independent Auditors

Thornburg Core Growth Fund

September 30, 2003

To the Trustees and Shareholders of
Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 7, 2003




index comparisons

Thornburg Core Growth Fund

September 30, 2003

Index Comparison
Compares performance of Thornburg Core Growth Fund and the NASDAQ Composite Index for the period December 31, 2000 to September 30, 2003. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

 Thornburg Core Growth Fund Class A Total Returns, Since December 31, 2000, versus the NASDAQ Composite Index

Fund A Shares
 NASDAQ Composite Index

Average Annual Total Returns
(periods ending 9/30/03) (at max. offering price)
                                 A Shares
1 Year:                           49.78%
From Inception (12/27/00):        (7.40)%

Thornburg Core Growth Fund Class C Total Returns, Since December 31, 2000, versus the NASDAQ Composite Index


Fund C Shares
 NASDAQ Composite Index

Average Annual Total Returns
(periods ending 9/30/03)
                                 C Shares
1 Year:                           53.39%
From Inception (12/27/00):        (6.74)%

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.



TRUSTEES and Officers

Thornburg Core Growth Fund

Name, Address         Position(s)       Term of      Principal                                Number of         Other
and Age (1)           Held with         Office       Occupation(s)                            Portfolios        Directorships
                      Fund (2)          and          During Past                              in Fund           Held by
                                        Length of    5 Years                                  Complex           Trustee or
                                        Time                                                  Overseen          Nominee for
                                        Served                                                by Trustee (2)    Trustee

Interested Trustees

Garrett               Chairman          Trustee      CEO, Chairman and controlling            Twelve            Director of
Thornburg,            of Trustees (3)   Since        shareholder of Thornburg                                   Thornburg Mortgage,
57                                      1987 (4)     Investment Management, Inc.                                Inc. (real estate
                                                     (investment adviser) and                                   investment trust)
                                                     Thornburg Securities
                                                     Corporation (securities dealer);
                                                     Chairman of Thornburg Limited
                                                     Term Municipal Fund, Inc.
                                                     (registered investment company);
                                                     CEO and Chairman of Thornburg
                                                     Mortgage, Inc. (real estate
                                                     investment trust); Chairman
                                                     of Thornburg Mortgage
                                                     Advisory Corporation (investment
                                                     manager to Thornburg Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee        President and Managing Director           Ten               None
47                  President (5)     Since          of Thornburg Investment
                                      2001;          Management, Inc.; President
                                      President      of Thornburg Limited Term
                                      Since 1997     Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee        Principal in Ater & Ater                  Ten               Director of
58                                    since          Associates, Santa Fe, New                                   Thornburg
                                      1994 (4)       Mexico (developer, planner                                  Mortgage, Inc.
                                                     and broker of residential and                               (real estate
                                                     commercial real estate); owner,                             investment trust)
                                                     developer and broker for
                                                     various real estate projects.

David D. Chase,     Trustee           Trustee        Chairman, President, CEO,                 Twelve            Director of
62                                    since          and General Partner of Vestor                               Thornburg
                                      2001 (4)       Partners, LP, Santa Fe, NM                                  Limited Term
                                                     (private equity fund); Chairman                             Municipal Fund,
                                                     and CEO of Vestor Holdings,                                 Inc.
                                                     Inc., Santa Fe, NM (merchant
                                                     bank).

Forrest S. Smith,   Trustee           Trustee        Trust and estate attorney in private      Ten               None
73                                    since          practice and shareholder, Catron, Catron
                                      1987 (4)       & Pottow, Santa Fe, NM (law firm).

James W. Weyhrauch, Trustee           Trustee        CEO and Vice Chairman,                    Ten               None
44                                    since          Nambe Mills, Inc., Santa Fe,
                                      1996 (4)       NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary         Secretary      Vice President, Secretary and             Not applicable    Not applicable
56                                    Since 1987     Managing Director, Thornburg
                                      (6)            Investment Management, Inc.;
                                                     Secretary, Thornburg Limited Term
                                                     Municipal Fund, Inc.; Secretary,
                                                     Thornburg Securities Corporation;
                                                     Vice President, Daily Tax Free
                                                     Income Fund, Inc. (registered
                                                     investment company).

Steven J. Bohlin,   Vice President,   Vice           Vice President and Managing               Not applicable    Not applicable
44                  Treasurer         President      Director of Thornburg Investment
                                      Since 1987;    Management, Inc.; Vice President
                                      Treasurer      of Thornburg Limited Term
                                      Since 1989     Municipal Fund, Inc.
                                      (6)

George Strickland,  Vice President    Vice           Vice President and Managing               Not applicable    Not applicable
40                                    President      Director of Thornburg Investment
                                      Since 1996     Management, Inc.; Vice President (and
                                      6)             Treasurer since 2003) of Thornburg Ltd
                                                     Term Municipal Fund, Inc.

William V. Fries,   Vice President    Vice           Managing Director of                      Not applicable   Not applicable
64                                    President      Thornburg Investment
                                      Since 1995     Management, Inc.
                                      (6)

Leigh Moiola,       Vice President    Vice           Vice President and Managing               Not applicable   Not applicable
36                                    President      Director of Thornburg Investment
                                      Since 2001     Management, Inc.; Vice President
                                      (6)            of Thornburg Limited Term
                                                     Municipal Fund, Inc. since 1999.

Kenneth Ziesenheim, Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
49                                    President      Investment Management, Inc.;
                                      Since 1995     President of Thornburg Securities
                                      (6)            Corporation; Vice President
                                                     of Thornburg Limited Term
                                                     Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
33                                    President      Investment Management, Inc.
                                      Since 2001     since 2000; Portfolio Manager,
                                      (6)            Insight Capital Research &
                                                     Management, Inc., Walnut Creek,
                                                     California 1995-2000.

Wendy Trevisani,    Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
32                                    President      Management, Inc. since 1999 and
                                      Since 1999     Vice President since 1999; Sales
                                      (6)            Representative, Salomon Smith
                                                     Barney 1996-1999.

Joshua Gonze,       Vice President    Vice           Associate (and Vice President             Not applicable   Not applicable
40                                    President      since 1999) of Thornburg
                                      Since 1999     Investment Management, Inc.;
                                      (6)            Vice President of Thornburg
                                                     Limited Term Municipal Fund, Inc.
                                                     since 2001.

Brad Kinkelaar,     Vice President    Vice           Associate Portfolio Manager of            Not applicable   Not applicable
35                                    President      Thornburg Investment Management,
                                      Since 1999     Inc. since 1999; Equity Investment
                                      (6)            Analyst, State Farm Insurance
                                                     Companies 1996-1999.

Kerry D. Lee,       Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
36                                    President      Management, Inc.; Vice President
                                      Since 1999     of Thornburg Limited Term
                                      (6)            Municipal Fund, Inc. since 1999.

Chris Ihlefeld,     Vice President    Vice           Vice President of Thornburg               Not applicable    Not applicable
33                                    President      Investment Management, Inc.;
                                      Since 2003     Vice President of Limited Term
                                      (4)            Municipal Fund, Inc. since 2003.

Leon Sandersfeld,   Vice President    Vice           Associate of Thornburg Investment         Not applicable    Not applicable
37                                    President      Management, Inc. since 2002;
                                      Since 2003     Senior Staff Accountant,
                                      (6)            Farm Bureau Life Insurance Co.
                                                     1998-2002.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2) The Fund is one of ten separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has ten active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment to the ten active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distribut or of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.

(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling
         1-800-847-0200.



PORTFOLIO PROXY VOTING

Policies and Procedures (Unaudited):

The Trust has delegated to Thornburg Investment Management, Inc. ("the Advisor") voting decisions respecting proxies for the Fund's voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1.800.847.0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Commencing November 30, 2004, information regarding how proxies were voted will be available on or before November 30 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.



Thornburg Investment Income Builder Fund

Annual Report
September 30, 2003

Letter to shareholders

Thornburg Investment Income Builder Fund

October 20, 2003

Dear Fellow Shareholder:

Recall that the objective of Thornburg Investment Income Builder is to pay attractive, growing dividends to shareholders. As a byproduct of achieving this, we also aim to generate capital appreciation of the share price over time. Following are the quarterly dividends paid by your fund in the nine-month fiscal year that ended on September 30:


               March Qtr.     June Qtr.       Sept. Qtr.    Year-to-Date Total

  A Shares     9.2(cent)      11.2(cent)      12.4(cent)      32.8(cent)
  C Shares     8.3(cent)       9.2(cent)      10.36(cent)     27.86(cent)


We expect that at least 80% of the regular quarterly dividend paid by your fund this year will qualify for the new 15% tax rate for individual taxpayers on "qualifying dividends." The net asset values of the A and C shares ended the fiscal period at $13.77 and $13.79, respectively, having increased by $1.83 and $1.85 since the December 24, 2002 inception of the Fund. On September 30, 2003, your Fund had 46 equity holdings and 24 different bonds with a weighted average duration of 4.9 years.

Firms in a broad range of industries contributed to the solid return of your Fund. Tesco PLC (TSCDF), (a general merchandise retailer), SuperValu Inc. (SVU), (a grocery distribution firm), Samsung Electronics Co. Ltd. (SSU), (a maker of digital appliances and integrated circuits), Marathon Oil Corp. (MRO), (an oil/gas production and refining concern), and BAE Systems PLC (BAESF), (a defense contractor) were the top five performers for the fiscal year. Worthington Industries (WOR), (a steel fabrication firm), Lloyds TSB Group PLC (LLDTF), (a banking/insurance firm), Kelda Group PLC (KELGF), (a water utility), Bank of Ireland (IRLBF), (a bank), and CNOOC ltd. (CEO), (an oil exploration/production concern) were our weakest portfolio performers. The underlying businesses of each of these, except Worthington, developed satisfactorily this year. Your Fund's most significant industry exposures as of September 30 are listed nearby.

                              % Exposure at
         Industry Grouping    September 30,
                                  2003

         Banks                     16%
         Utilities                 12%
         Energy                    10%
         Financials                 8%
         Real Estate                7%
         Materials                  6%

         Other Key Summary Statistics
         % Bonds and Cash          20%
         % Domestic Equity         42%
         % Foreign Equity          38%

Percentages and holdings can and do vary over time.

We remain optimistic about the backdrop for success of our investment program, due to ongoing improvements in corporate ability to pay interest and dividends, and corporate willingness to do so. The new 15% tax rate on dividend income is important icing on the cake. This should motivate other investors to add more dividend paying investments to their portfolios, as you have done through your investment in this Fund. Ability to pay is determined by revenues, earnings, and cash flows after expenses of operating the business. Looking at the broad U.S. market, year-over-year revenue growth of public companies (as represented by the S&P 1500 Index) increased at +14%, and operating earnings per share grew +12%, according to the corporate data service Baseline. Net profit margins have firmed. In general, firms outside the U.S. show similar trends, and tend to pay higher dividends to begin with. Balance sheets are slowly improving, as indicated by Moody's report of declines in the default rate of below-investment-grade bond issues. Hopefully, these positive trends will continue to play out for several years into the future.

Willingness to pay, determined by the behavior of corporate executives and boards, also seems to be improving. The dividend per unit of the S&P 500 Index increased from $3.14 in 1970 to $16.07 in 2002. Progress of the S&P 500 Index dividend stalled between 1999 and 2002, but it appears poised to increase to the $17.00 area this year. S&P 500 Index dividend increasers outnumber dividend cutters by 173 to 11 through early October, a trend that is generally reflective of the broader market. We believe the period of stupid acquisitions, dishonest accounting, and blind pursuit of profitless top-line growth has yielded (for a while) to a more constructive mindset, focusing on profitability and dividends.

Your Fund's investments are reported to you in the latter pages of this report. You can read more about the equity investments in your Fund by going to our internet web site, www.thornburg.com, then proceeding to Mutual Funds and Income Builder Holdings Commentary. (If you do not have internet access, please call us at 800-847-0200. We will print and mail you a copy of this). You can follow price movements of your shares at www.thornburg.com, under Daily NAVs. Your Fund is approaching the size at which daily price quotes will appear in newspapers around the country. Thank you for your support, and best wishes.

Sincerely,

Brian McMahon
President & Chief Investment Officer

Brad Kinkelaar
Associate Portfolio Manager

Steven J. Bohlin
Managing Director


regarding the dividend landscape

Thornburg Investment Income Builder Fund

The S&P 500 Index Payout Ratio
from 1940 to the Present

The S& P 500 Index' Payout Ratio-- A historical Perspective

The dividend payout ratio is a
fraction that expresses dividend
payments as a percentage of
per-share earnings. By long-term
historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Percentage of Companies Paying Dividends
Russell 1000 Index, 1979-2002

Corporate Willingness to Pay Dividends is Improving

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 80% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sunk to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

regarding the dividend landscape

Thornburg Investment Income Builder Fund

The S&P 500 Index Average Yield (Blue Line) v. Annual Dividends (Blue Bars) from a One -Time $10,000 Investment in the Index
(Dividends not Reinvested)

Source: Bloomberg.

Rising Dividend Payments Despite Changing Dividend Yields

Over time, the dollar dividend
per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.


                      The Top 100       The Top 100
                   Dividend Yields   Dividend Yields
                   in Russell 1000   in Russell 2000
                        Index             Index

REITs                    46%               79%
Banks                     5%                2%
Other Financials          3%                4%
Utilities                33%                7%
Consumer Staples          7%                3%
Materials                 4%                2%
Industrials               1%                1%
Telecom                   1%                0%
Consumer Discretionary    0%                3%
Health Care               0%                0%
Energy                    0%                0%
Technology                0%                0%

Source: Bloomberg. (Numbers may not add to 100% due to rounding.)

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

In the (large cap) Russell 1000 Index, 79% of the top 100 dividend payers are either real estate investment trusts (REITs) or utilities. In the (small cap) Russell 2000 Index, 86% of the top 100 dividend-yielding stocks are either REITs or utilities. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

regarding the dividend landscape

Thornburg Investment Income Builder Fund

Average Dividend Yields and Payout Ratios of Markets around the Globe

Source: Bloomberg; FactSet; Merrill Lynch, UBS Warburg

Global Diversification Can
Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the REIT and utility sectors, we diversify the Thornburg Investment Income Builder portfolio into some foreign dividend-paying stocks to take advantage of these opportunities.

Potential Increases in S&P 500 Index' Sector Dividends if all Share Repurchases were converted to Dividend Payments

Source: FactSet, CSFB estimates. Assumes that all last twelve months' share repurchases are converted to dividends.

Corporate Willingness to Pay Dividends May Come from Unlikely Sources

Since the passage of the 2003 tax bill, which lowered maximum tax rates on dividends to 15%, Citigroup and several other leading U.S firms have redirected funds previously allocated to share buybacks to increased dividend payments. This graph shows the potential for dividend increases, by S&P sector, if all funds used to repurchase shares were to be redirected to dividend payments. We do not expect this outcome, but we are seeing movement in this direction.

Statement of assets and liabilities

Thornburg Investment Income Builder Fund

September 30, 2003

ASSETS
Investments at value (cost $107,031,727) ..................................   $ 110,530,199
Cash ......................................................................         842,193
Cash denominated in foreign currency (cost $3,859,716) ....................       3,877,716
Receivable for fund shares sold ...........................................       2,674,565
Dividends receivable ......................................................         602,363
Interest receivable .......................................................         347,111
Prepaid expenses and other assets .........................................          39,767

                  Total Assets ............................................     118,913,914

LIABILITIES
Payable for securities purchased ..........................................       5,802,088
Payable for fund shares redeemed ..........................................          80,374
Payable to investment advisor (Note 3) ....................................          71,643
Accounts payable and accrued expenses .....................................         111,588
Dividends Payable .........................................................         152,456

                  Total Liabilities .......................................       6,218,149

NET ASSETS ................................................................   $ 112,695,765

NET ASSETS CONSIST OF:
                  Undistributed net investment income .....................   $     580,773
                  Net unrealized appreciation (depreciation) on investments       3,503,494
                  Accumulated net realized gain (loss) ....................        (128,451)
                  Net capital paid in on shares of beneficial interest ....     108,739,949

                                                                              $ 112,695,765
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
   ($73,083,248 applicable to 5,306,830 shares of beneficial
   interest outstanding - Note 4) .........................................   $       13.77

Maximum sales charge, 4.50% of offering price .............................            0.65
Maximum Offering Price Per Share ..........................................   $       14.42

Class C Shares:
Net asset value and offering price per share *
   ($39,612,517 applicable to 2,872,173 shares of beneficial
   interest outstanding - Note 4) .........................................   $       13.79

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of Operations

Thornburg Investment Income Builder Fund

For the period from December 24, 2002
(commencement of operations) to September 30, 2003

INVESTMENT INCOME

Dividend income (net of foreign taxes withheld of $107,713) ...... $ 1,648,562
Interest income (net of premium amortized of $39,372) ............     359,013

                  Total Income ...................................   2,007,575

EXPENSES
Investment advisory fees (Note 3) ................................     245,115
Administration fees (Note 3)
                  Class A Shares .................................      23,613
                  Class C Shares .................................      11,403
Distribution and service fees (Note 3)
                  Class A Shares .................................      47,227
                  Class C Shares .................................      91,224
Transfer agent fees
                  Class A Shares .................................      26,283
                  Class C Shares .................................      19,676
Registration & filing fees
                  Class A Shares .................................       8,928
                  Class C Shares .................................       6,905
Custodian fees (Note 3) ..........................................      43,389
Professional fees ................................................      10,714
Accounting fees ..................................................         857
Trustee fees .....................................................         401
Other expenses ...................................................      25,801

                  Total Expenses .................................     561,536
Less:
                  Expenses reimbursed by investment advisor (Note 3)   (63,309)
                  Distribution and service fees waived ...........     (20,266)
         Fees paid indirectly (Note 3) ...........................      (2,379)

                  Net Expenses ...................................     475,582

                  Net Investment Income ..........................   1,531,993

REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
                  Investments ....................................    (128,452)
         Foreign currency transactions ...........................     (22,291)
                                                                      (150,743)
Net change in unrealized appreciation (depreciation) on:
                  Investments ....................................   3,498,472
         Foreign currency translations ...........................       5,022
                                                                     3,503,494
                  Net Realized and Unrealized
                     Gain (Loss) on Investments ..................   3,352,751

                  Net Increase (Decrease) in Net Assets Resulting
                     from Operations ............................. $ 4,884,744
See notes to financial statements ...............................

Statement of Changes in net assets

Thornburg Investment Income Builder Fund

                                                           For the period from
                                                            December 24, 2002
                                                    (commencement of operations)
                                                         to September 30, 2003

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income ......................................   $   1,531,993
Net realized gain (loss) on investments and foreign currency
         transactions ......................................        (150,743)
Increase (Decrease) in unrealized appreciation
   on investments and foreign currency translations ........       3,503,494

                  Net Increase (Decrease) in Net Assets
   Resulting from Operations ...............................       4,884,744

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ....................................        (662,771)
         Class C Shares ....................................        (266,157)

FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares ....................................      70,256,269
         Class C Shares ....................................      38,483,680

                  Net Increase in Net Assets ...............     112,695,765

NET ASSETS:
         Beginning of period ...............................               0

         End of period .....................................   $ 112,695,765


See notes to financial statements.


Notes to financial statements

Thornburg Investment Income Builder Fund

September 30, 2003

NOTE 1 - ORGANIZATION
Thornburg Investment Income Builder Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily including stocks and bonds.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST, reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended September 30, 2003, these fees were payable at annual rates ranging from ..875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the period ended September 30, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $25,325 for Class A shares and $37,984 for Class C shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the period ended September 30, 2003, the Distributor has advised the Fund that it earned commissions aggregating $93,355 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $841 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund's Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the statement of operations. Distribution fees in the amount of $20,266 were waived for Class C shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the period ended September 30, 2003, the fees paid indirectly were $2,379.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.


NOTE 4 - SHARES OF BENEFICIAL INTEREST
At September 30, 2003 there were an unlimited number of shares of beneficial interest authorized. Sales of Class A and Class C shares of the Investment Income Builder Fund commenced December 24, 2002. Transactions in shares of beneficial interest were as follows:

                                  For the Period from December 24, 2002
                            (commencement of operations) to September 30, 2003

                                        Shares         Amount
Class A Shares
Shares sold ....................      5,334,254    $ 70,587,793
Shares issued to shareholders in         41,869         568,052
   reinvestment of dividends
Shares repurchased** ...........        (69,293)       (899,576)

Net Increase (Decrease) ........      5,306,830    $ 70,256,269

**The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the period ended September 30, 2003, $2,155 was netted in the amount reported for shares repurchased.

Class C Shares
Shares sold ....................      2,880,165    $ 38,582,969
Shares issued to shareholders in         12,283         167,691
   reinvestment of dividends
Shares repurchased .............        (20,275)       (266,980)

Net Increase (Decrease) ........      2,872,173    $ 38,483,680


NOTE 5 - SECURITIES TRANSACTIONS
For the period ended September 30, 2003 the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $122,503,720 and $15,302,029, respectively.

NOTE 6 - INCOME TAXES
At September 30, 2003, information on the tax components of capital is as follows:

Cost of investments for tax purpose  $       107,095,806

Gross tax unrealized appreciation    $         4,601,210
Gross tax unrealized depreciation             (1,166,817)
Net tax unrealized appreciation
   (depreciation) on investments     $         3,434,393

Distributable earnings-ordinary income  $        603,064


At September 30, 2003, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2002 of $22,291 and $64,372, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2004.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatments of wash sale losses, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

Tax character of distributions for the period ended September 30, 2003 was as follows:
Ordinary income   $        928,928

SUBSEQUENT EVENTS
Effective November 1, 2003, the Fund started offering Class I shares.

Financial highlights

Thornburg Investment Income Builder Fund

                                                               Period Ended
                                                               September 30,
                                                                  2003(c)
Class A Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .....................   $       11.94

Income from investment operations:
    Net investment income ................................            0.56
    Net realized and unrealized
      gain (loss) on investments .........................            1.60
Total from investment operations 2.16 Less dividends from:
    Net investment income ................................           (0.33)

Change in net asset value ................................            1.83

Net asset value, end of period ...........................   $       13.77

Total return (a) .........................................           18.25%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ................................            5.65% (b)
    Expenses, after expense reductions ...................            1.61% (b)
    Expenses, after expense reductions
      and net of custody credits .........................            1.60% (b)
    Expenses, before expense reductions ..................            1.74% (b)

Portfolio turnover rate ..................................           52.10%

Net assets at end of period (000) ........................   $       73,083


(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b) Annualized.
(c) Fund commenced operations on December 24, 2002.
 + Based on weighted average shares outstanding.

                                                               Period Ended
                                                               September 30,
                                                                  2003(c)
Class C Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .....................   $       11.94

Income from investment operations:
    Net investment income ................................            0.51
    Net realized and unrealized
      gain (loss) on investments .........................            1.62
Total from investment operations 2.13 Less dividends from:
    Net investment income ................................           (0.28)

Change in net asset value ................................            1.85

Net asset value, end of period ...........................   $       13.79

Total return (a) .........................................           18.01%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ................................            5.10% (b)
    Expenses, after expense reductions ...................            1.91% (b)
    Expenses, after expense reductions
      and net of custody credits .........................            1.90% (b)
    Expenses, before expense reductions ..................            2.55% (b)

Portfolio turnover rate ..................................           52.10%

Net assets at end of period (000) ........................   $       39,613


(a) Total return is not annualized for periods less than one year.
(b) Annualized.
(c) Fund commenced operations on December 24, 2002.
 + Based on weighted average shares outstanding.

Schedule of investments

Thornburg Investment Income Builder Fund

September 30, 2003

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541
NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX
                                                                             Shares         Value

         COMMON STOCKS - 80.60%
         BANKS (14.10%)
         Bank of Ireland .............................................        240,000   $  2,880,374
         Bank of New York Inc. .......................................        100,000      2,911,000
         Barclays PLC ................................................        240,000      1,842,106
         Citigroup Inc. ..............................................         75,000      3,413,250
         Lloyds TSB Group PLC ........................................        255,000      1,753,778
         Oko Osuuspankkien ...........................................         18,000        325,510
         Washington Mutual Inc. ......................................         64,000      2,519,680

         CAPITAL GOODS (2.80%)
         BAE Systems PLC .............................................        900,000      2,513,323
         Boskalis Westminster Groep NV ...............................         25,000        588,717

         CONSUMER DURABLES & APPAREL (1.00%)
         Hugo Boss AG ................................................         53,000        960,299
         Waterford Wedgewood .........................................        500,000        163,128

         DIVERSIFIED FINANCIALS (7.70%)
         Alliance Capital Management Holdings  LP ....................         75,000      2,511,750
         Morgan Stanley ..............................................         60,000      3,027,600
         WP Stewart & Co. Ltd. .......................................        140,000      2,926,000

         ENERGY (8.40%)
         BP Amoco ....................................................         55,000      2,315,500
         CNOOC Ltd. ..................................................         55,000      1,890,350
         Marathon Oil Corp. ..........................................        115,000      3,277,500
         Occidental Petroleum Corp. ..................................         12,000        422,760
         PetroChina Co. Ltd.  ADR ....................................         40,000      1,342,000

         FOOD BEVERAGE & TOBACCO (3.50%)
         ConAgra Foods Inc. ..........................................         25,500        541,620
         H.J. Heinz Co. ..............................................         23,000        788,440
         Korean Tobacco & Ginseng Corp. ..............................        140,000      2,507,499

         FOOD & DRUG RETAILING (4.20%)
         SuperValu Inc. ..............................................         60,000      1,431,600
         Tesco PLC ...................................................        800,000      3,204,819

         HOUSEHOLD & PERSONAL PRODUCTS (2.60%)
         Kimberly Clark de Mexico ....................................      1,200,000      2,908,595

         HOTELS RESTAURANTS & LEISURE (1.20%)
         IHOP Corp. ..................................................         39,100      1,284,435

         INSURANCE (3.20%)
         Lincoln National Corp. ......................................        100,000      3,538,000

         MATERIALS (5.70%)
         Chesapeake Corp. ............................................         71,300      1,607,102
         PPG Industries Inc. .........................................         21,000      1,096,620
         Readymix PLC ................................................        115,000        232,486
         UPM Kymmene Oyj .............................................         35,000        586,853
         Worthington Industries Inc. .................................        225,000      2,826,000

         MEDIA (3.90%)
         Independent News & Media Finance ............................      1,310,000   $  2,549,108
         Pearson PLC .................................................        180,000      1,706,217
         Pearson PLC ADR .............................................         10,000         95,700

         REAL ESTATE MANAGEMENT & DEVELOPMENT (5.10%)
         Boston Properties Inc. ......................................         75,000      3,260,250
         Vornado Realty Trust ........................................         50,000      2,402,000

         RETAILING (2.30%)
         Kingfisher PLC ..............................................        575,000      2,494,623

         TECHNOLOGY - HARDWARE & EQUIPMENT (2.80%)
         Samsung Electronics Co. Ltd. ................................          9,000      3,067,426

         TELECOMMUNICATION SERVICES (1.50%)
         Vodafone Group PLC ADR ......................................         81,000      1,640,250

         UTILITIES (10.60%)
         Dominion Resources Inc. .....................................         53,000      3,280,700
         Hong Kong Electric Holdings Ltd. ............................         60,000        231,264
         Kelda Group PLC .............................................        304,000      2,138,785
         Nisource Inc. ...............................................         92,000      1,838,160
         Progress Energy Inc. ........................................         42,000      1,867,320
         Scottish Power PLC ..........................................        100,000      2,370,000

         TOTAL COMMON STOCKS (Cost $86,112,388) ......................                    89,080,497

                                                                             Principal
                                                                               Amount
         CORPORATE BONDS - 16.70%

         BANKS (2.00%)
         Capital One Bank, 6.70%, 5/15/2008 $ ........................        655,000        724,015
         Capital One Bank, 6.50%, 6/13/2013                                 1,500,000      1,535,235

         COMMERCIAL SERVICES & SUPPLIES (0.20%)
         Waste Management Inc., 7.375%, 8/1/2010 .....................        175,000        204,569

         ENERGY (1.10%)
         Sonat Inc., 7.625%, 7/15/2011 ...............................      1,400,000      1,155,000

         INSURANCE (3.50%)
         AAG Holding Co. Inc., 6.875%, 6/1/2008 ......................        335,000        323,246
         Hartford Life Inc., 7.10%, 6/15/2007 ........................        400,000        454,718
         Old Republic International Corp., 7.00%, 6/15/2007 ..........      1,000,000      1,127,665
         Provident Cos Inc., 6.375%, 7/15/2005 .......................        353,000        370,650
         Unumprovident Corp., 7.625%, 3/1/2011 .......................      1,420,000      1,562,000

         MEDIA (1.00%)
         AOL Time Warner Inc., 6.875%, 5/1/2012 ......................        425,000        476,862
         Independent News & Media Finance, 5.75%, 5/17/2009 ..........        600,000        650,181

         PHARMACEUTICALS & BIOTECHNOLOGY (0.50%)
         Watson Pharmaceuticals Inc., 7.125%, 5/15/2008 ..............        500,000        547,159

         REAL ESTATE MANAGEMENT & DEVELOPMENT (1.50%)
         MDC Holdings Inc., 7.00%, 12/1/2012 .........................      1,500,000      1,648,746

                                                                           Principal
                                                                             Amount           Value
         SOFTWARE & SERVICES (1.10%)
         Computer Associates Inc., 6.50%, 4/15/2008 ..................   $  1,154,000   $  1,249,205

         TECHNOLOGY - HARDWARE & EQUIPMENT (1.90%)
         Jabil Circuit Inc., 5.875%, 7/15/2010 .......................        500,000        519,302
         Sun Microsystems Inc., 7.65%, 8/15/2009 .....................      1,335,000      1,556,619

         TELECOMMUNICATION SERVICES (2.70%)
         Level 3 Communications Inc., 9.125%, 5/1/2008 ...............        300,000        255,000
         TCI Communications Inc., 7.875%, 8/1/2013 ...................      2,285,000      2,747,183

         UTILITIES (1.20%)
         Teco Energy Inc., 6.125%, 5/1/2007 635,000 ..................        628,650
         Teco Energy Inc., 7.20%, 5/1/2011 ...........................        705,000        694,425

         TOTAL CORPORATE BONDS (Cost $17,853,874) ....................                    18,430,430

         CONVERTIBLE BONDS - 0.90%
         DIVERSIFIED FINANCIALS (0.20%)
         E-Trade Financial Corp., 6.00%, 2/1/2007 ....................        265,000        258,375

         TELECOMMUNICATION SERVICES (0.70%)
         Level 3 Communications Inc., 6.00%, 9/15/2009 ...............        100,000         63,750
         Level 3 Communications Inc., 6.00%, 3/15/2010 ...............      1,097,000        688,367

         TOTAL CONVERTIBLE BONDS (Cost $1,065,705) ...................                     1,010,492

         TAXABLE MUNICIPAL BONDS - 1.80%
         Short Pump Town Center Community Development, 6.26%, 2/1/2009      2,000,000      2,008,780

         TOTAL TAXABLE MUNICIPAL BONDS (Cost $1,999,760) .............                     2,008,780


         TOTAL INVESTMENTS (100%) (Cost $107,031,727) ................                 $ 110,530,199


See notes to financial statements.

Report of Independent auditors

Thornburg Investment Income Builder Fund

September 30, 2003

To the Trustees and Shareholders of
Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 24, 2002 (commencement of operations) to September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 7, 2003




index comparisons

Thornburg Investment Income Builder Fund

September 30, 2003

Index Comparison
Compares performance of Thornburg Investment Income Builder Fund and the Blended Benchmark Index for the period December 24, 2002 to September 30, 2003. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Thornburg Investment Income Builder Fund Class A Total Returns, Since December 24, 2002, versus the Blended Benchmark Index

Average Annual Total Returns
(period ending 9/30/03) (at max. offering price)
                                          A Shares

From Inception (12/24/02):                  12.95%

Thornburg Investment Income Builder Fund Class C Total Returns, Since December 24, 2002, versus the Blended Benchmark Index

Average Annual Total Returns
(period ending 9/30/03)
                                          C Shares

From Inception (12/24/02):                  17.01%

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including US government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International World Equity Index is a total return index, reported in US dollars, based on share prices and reinvested gross dividends of approximately 1600 companies from 22 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.



TRUSTEES and Officers

Thornburg Investment Income Builder Fund

Name, Address         Position(s)       Term of      Principal                                Number of         Other
and Age (1)           Held with         Office       Occupation(s)                            Portfolios        Directorships
                      Fund (2)          and          During Past                              in Fund           Held by
                                        Length of    5 Years                                  Complex           Trustee or
                                        Time                                                  Overseen          Nominee for
                                        Served                                                by Trustee (2)    Trustee

Interested Trustees

Garrett               Chairman          Trustee      CEO, Chairman and controlling            Twelve            Director of
Thornburg,            of Trustees (3)   Since        shareholder of Thornburg                                   Thornburg Mortgage,
57                                      1987 (4)     Investment Management, Inc.                                Inc. (real estate
                                                     (investment adviser) and                                   investment trust)
                                                     Thornburg Securities
                                                     Corporation (securities dealer);
                                                     Chairman of Thornburg Limited
                                                     Term Municipal Fund, Inc.
                                                     (registered investment company);
                                                     CEO and Chairman of Thornburg
                                                     Mortgage, Inc. (real estate
                                                     investment trust); Chairman
                                                     of Thornburg Mortgage
                                                     Advisory Corporation (investment
                                                     manager to Thornburg Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee        President and Managing Director           Ten               None
47                  President (5)     Since          of Thornburg Investment
                                      2001;          Management, Inc.; President
                                      President      of Thornburg Limited Term
                                      Since 1997     Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee        Principal in Ater & Ater                  Ten               Director of
58                                    since          Associates, Santa Fe, New                                   Thornburg
                                      1994 (4)       Mexico (developer, planner                                  Mortgage, Inc.
                                                     and broker of residential and                               (real estate
                                                     commercial real estate); owner,                             investment trust)
                                                     developer and broker for
                                                     various real estate projects.

David D. Chase,     Trustee           Trustee        Chairman, President, CEO,                 Twelve            Director of
62                                    since          and General Partner of Vestor                               Thornburg
                                      2001 (4)       Partners, LP, Santa Fe, NM                                  Limited Term
                                                     (private equity fund); Chairman                             Municipal Fund,
                                                     and CEO of Vestor Holdings,                                 Inc.
                                                     Inc., Santa Fe, NM (merchant
                                                     bank).

Forrest S. Smith,   Trustee           Trustee        Trust and estate attorney in private      Ten               None
73                                    since          practice and shareholder, Catron, Catron
                                      1987 (4)       & Pottow, Santa Fe, NM (law firm).

James W. Weyhrauch, Trustee           Trustee        CEO and Vice Chairman,                    Ten               None
44                                    since          Nambe Mills, Inc., Santa Fe,
                                      1996 (4)       NM (manufacturer).

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary         Secretary      Vice President, Secretary and             Not applicable    Not applicable
56                                    Since 1987     Managing Director, Thornburg
                                      (6)            Investment Management, Inc.;
                                                     Secretary, Thornburg Limited Term
                                                     Municipal Fund, Inc.; Secretary,
                                                     Thornburg Securities Corporation;
                                                     Vice President, Daily Tax Free
                                                     Income Fund, Inc. (registered
                                                     investment company).

Steven J. Bohlin,   Vice President,   Vice           Vice President and Managing               Not applicable    Not applicable
44                  Treasurer         President      Director of Thornburg Investment
                                      Since 1987;    Management, Inc.; Vice President
                                      Treasurer      of Thornburg Limited Term
                                      Since 1989     Municipal Fund, Inc.
                                      (6)

George Strickland,  Vice President    Vice           Vice President and Managing               Not applicable    Not applicable
40                                    President      Director of Thornburg Investment
                                      Since 1996     Management, Inc.; Vice President (and
                                      6)             Treasurer since 2003) of Thornburg Ltd
                                                     Term Municipal Fund, Inc.

William V. Fries,   Vice President    Vice           Managing Director of                      Not applicable   Not applicable
64                                    President      Thornburg Investment
                                      Since 1995     Management, Inc.
                                      (6)

Leigh Moiola,       Vice President    Vice           Vice President and Managing               Not applicable   Not applicable
36                                    President      Director of Thornburg Investment
                                      Since 2001     Management, Inc.; Vice President
                                      (6)            of Thornburg Limited Term
                                                     Municipal Fund, Inc. since 1999.

Kenneth Ziesenheim, Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
49                                    President      Investment Management, Inc.;
                                      Since 1995     President of Thornburg Securities
                                      (6)            Corporation; Vice President
                                                     of Thornburg Limited Term
                                                     Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice           Managing Director of Thornburg            Not applicable   Not applicable
33                                    President      Investment Management, Inc.
                                      Since 2001     since 2000; Portfolio Manager,
                                      (6)            Insight Capital Research &
                                                     Management, Inc., Walnut Creek,
                                                     California 1995-2000.

Wendy Trevisani,    Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
32                                    President      Management, Inc. since 1999 and
                                      Since 1999     Vice President since 1999; Sales
                                      (6)            Representative, Salomon Smith
                                                     Barney 1996-1999.

Joshua Gonze,       Vice President    Vice           Associate (and Vice President             Not applicable   Not applicable
40                                    President      since 1999) of Thornburg
                                      Since 1999     Investment Management, Inc.;
                                      (6)            Vice President of Thornburg
                                                     Limited Term Municipal Fund, Inc.
                                                     since 2001.

Brad Kinkelaar,     Vice President    Vice           Associate Portfolio Manager of            Not applicable   Not applicable
35                                    President      Thornburg Investment Management,
                                      Since 1999     Inc. since 1999; Equity Investment
                                      (6)            Analyst, State Farm Insurance
                                                     Companies 1996-1999.

Kerry D. Lee,       Vice President    Vice           Associate of Thornburg Investment         Not applicable   Not applicable
36                                    President      Management, Inc.; Vice President
                                      Since 1999     of Thornburg Limited Term
                                      (6)            Municipal Fund, Inc. since 1999.

Chris Ihlefeld,     Vice President    Vice           Vice President of Thornburg               Not applicable    Not applicable
33                                    President      Investment Management, Inc.;
                                      Since 2003     Vice President of Limited Term
                                      (4)            Municipal Fund, Inc. since 2003.

Leon Sandersfeld,   Vice President    Vice           Associate of Thornburg Investment         Not applicable    Not applicable
37                                    President      Management, Inc. since 2002;
                                      Since 2003     Senior Staff Accountant,
                                      (6)            Farm Bureau Life Insurance Co.
                                                     1998-2002.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2) The Fund is one of ten separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has ten active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment to the ten active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distribut or of shares for the Trust.

(4) Each Trustee serves in office until the election and qualification of a successor.

(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.

(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling
         1-800-847-0200.


PORTFOLIO PROXY VOTING

Policies and Procedures (Unaudited):

The Trust has delegated to Thornburg Investment Management, Inc. ("the Advisor") voting decisions respecting proxies for the Fund's voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1.800.847.0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Commencing November 30, 2004, information regarding how proxies were voted will be available on or before November 30 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request, on the Thornburg website at www.thornburg.com and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

TAX INFORMATION

Federal Income tax information (unaudited):

For the fiscal year ended September 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $850,000 as qualified dividend income, which is taxed at a maximum rate of 15%. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com


This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.




Item 2. Code of Ethics


As of the end of the period September 30, 2003, Thornburg Investment Trust has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.


Item 3. Audit Committee Financial Expert


The Trustees of Thornburg Investment Trust have determined that two members of the Trust's audit committee, David A. Ater and David D. Chase, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Mr. Chase are each independent for purposes of Item 3 of Form N-CSR. The Trustees' determinations in this regard were based upon their current understanding of the definition of "audit committee financial expert" and current interpretations of the definitions. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition [and the qualifications of the Trust's audit committee]. The definition of "audit committee financial expert," together with comments on the definition, are set forth in the Securities and Exchange Commission's Release No. 34-47262,
January 27, 2003, available on the Commission's website (www.sec.gov).


Item 4. Principal Accountant Fees and Services


Not applicable.


Item 5. Audit Committee of Listed Registrants


Not applicable.


Item 6. Reserved


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies



Not applicable.


Item 8. Reserved











Item 9. Controls and Procedures


(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.


(b) There were no changes in the Thornburg Investment Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 10. Exhibits


(a) (1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODEETH


(a) (2) Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 70.30a-2) attached hereto as Exhibit 99.CERT.


(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Thornburg Investment Trust, in respect of Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund.

By:      /s/ Brian J. McMahon

         Brian J. McMahon

         President and principal executive officer

Date:    December 1, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Brian J. McMahon

         Brian J. McMahon

         President and principal executive officer

Date:    December 1, 2003

By:      /s/ Steven J. Bohlin

         Steven J. Bohlin

         Treasurer and principal financial officer

Date:    December 1, 2003